UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03015
Ohio National Fund, Inc.
(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Annual Report

DECEMBER 31, 2008

Ohio National Fund, Inc.

Ohio National Financial Services®

1909 100 Years 2009

Life changes. We'll be there.®

W E A L T H B U I L D I N G O P P O R T U N I T Y Ohio National Fund, Inc. Annual Report D E C E M B E R 3 1 , 2008 Ohio National Fund, Inc.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Management’s Discussion of Fund Performance, Portfolio Composition, and Financial Statements for each of the Fund’s Portfolios:
Equity Portfolio	3
Money Market Portfolio	10
Bond Portfolio	14
Omni Portfolio	22
International Portfolio	30
Capital Appreciation Portfolio	37
Millennium Portfolio	44
International Small-Mid Company Portfolio (formerly the International Small Company Portfolio)	50
Aggressive Growth Portfolio	56
Small Cap Growth Portfolio	62
Mid Cap Opportunity Portfolio	69
S&P 500 Index Portfolio	75
Strategic Value Portfolio (formerly the Blue Chip Portfolio)	86
High Income Bond Portfolio	93
Capital Growth Portfolio	104
Nasdaq-100 Index Portfolio	111
Bristol Portfolio	118
Bryton Growth Portfolio	124
U.S. Equity Portfolio	130
Balanced Portfolio	136
Income Opportunity Portfolio	143
Target VIP Portfolio	151
Target Equity/Income Portfolio	158
Bristol Growth Portfolio	164
Notes to Financial Statements	170
Report of Independent Registered Public Accounting Firm	191
Additional Information (Unaudited)	192
Information About Directors and Officers (Unaudited)	200

[THIS PAGE INTENTIONALLY LEFT BLANK]

President’s Message

Dear Investor:

The year 2008 will be long remembered as one that most investors will prefer to forget. The first half of the year was painful for investors, with both domestic and international equity returns down 10 percent to 12 percent, and bond yields down slightly. As it turned out, that was nothing compared to the second half of the year. Domestic and international equities were down 28 percent to 33 percent, bringing the 2008 annual returns down significantly — from -37 percent to -40 percent. Unfortunately, bond returns turned negative, too, with the Merrill Lynch U. S. Corporate Master Index down 11.1 percent for the second half of the year and down 6.8 percent for all of 2008.

These negative returns for both equity and bonds meant there were very few places for investors to hide. One of the few asset classes with positive returns were Treasuries, as investors fled for the safety of U.S. government securities. The Merrill Lynch U.S. Treasury Master Index posted positive returns during 2008 of 13.98 percent as interest rates fell.

Today, one would have to question the wisdom of investing in government securities. With the very large amount of economic stimulus that most believe is necessary to revive the U.S. economy and the accompanying U.S. Treasury debt issuance that will come with it, Treasury yields must rise to attract investors. We have already seen this happen early in 2009, as the Ten-Year U.S. Treasury bond has risen 60 basis points from its low in late December. Since Treasury prices move inversely to yields, prices have declined and total return so far in 2009 is negative.

In addition, money market portfolios came under considerable pressure after the Reserve Primary Fund “broke the buck” following Lehman Brothers’ bankruptcy in September. A money market portfolio is required to maintain a stable share price (typically $1.00). Failing to maintain the price (in this case due to credit losses) is known as “breaking the buck”. The nation’s oldest money market mutual fund, the Reserve Primary Fund, had invested heavily in Lehman Brothers’ short-term debt. Once Lehman Brothers filed for bankruptcy, the Reserve Primary Fund’s share price fell to $0.97 — the first time in 14 years that a money market fund had broken the buck.

Lehman Brothers’ bankruptcy, along with the Reserve Primary Fund’s issues, heightened awareness of the credit issues in the U.S. economy and exacerbated the credit crunch, which continues to date. While there were some signs of a credit thaw in early January, banks are still unwilling to lend. Until credit is flowing freely, the U.S. economy will have a difficult time recovering.

The Ohio National Fund

The Portfolios in the Ohio National Fund tended to fare like most other actively-managed Portfolios did in 2008; returns were generally negative and many trailed their benchmarks. For some fund managers, even trailing the benchmark put them in the top half of their peer group, as many managers had a difficult time finding positive relative performance. One bright spot was the Income Opportunity Portfolio, which led its benchmark by almost 1,600 basis points. The Income Opportunity Portfolio is designed to provide investors protection in a falling market. While the returns were still negative, the Portfolio performed as expected and limited the negative returns.

Finally, a few words about the Money Market Portfolio: As the credit crisis deepened in the fourth quarter, Ohio National’s investment management team positioned this Portfolio very defensively. That meant that the already limited exposure to the financial sector was even further limited, and target maturities were shortened. As a result, yields were very low. Our belief is that the time to search for yield is not in the midst of a serious recession and credit crisis.

Looking Ahead

In my last letter, the questions regarding the economic retraction of “how long, how wide and how deep” were asked. Unfortunately today there is still little clarity in our economic direction. We are now fifteen to seventeen months into a recession that has been forecast to last nineteen months. Typically at this point in the cycle, the equity markets are leading the recovery. As of mid-January, that recovery is still not evident. The questions, “how long, how wide and how deep”, remain unanswered.

Thank you for entrusting your assets to the Ohio National Fund. We look forward to continuing to serve your investment needs.

Sincerely,
John J. Palmer, FSA
President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
L. Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
John I. Von Lehman, Director
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2008, is available without charge, upon request, by calling 877-781-6392 toll-free and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

Ohio National Fund, Inc.
Equity Portfolio

 Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing primarily in common stocks or other equity securities.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-54.81%
Five years	-11.56%
Ten years	-4.21%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Equity Portfolio returned -54.81% versus -37.00% for the current benchmark, the S&P 500 Index.

Investors saw a historically terrible year in 2008. Exceptions were few and far between, as according to the Wall Street Journal, only one mutual fund in 1,700 ended the year above water. Asset classes around the world from Chinese equities to Spanish real estate saw sharp declines as troubles in the U.S. housing market spread, compounded by policy errors, culminating in a global recession. There was significant upheaval in the U.S. equity markets, particularly among financials, as erstwhile giants Bear Stearns and Lehman Brothers perished, government sponsored enterprises (“GSEs”) Fannie Mae and Freddie Mac were put into conservatorship by the government, and global insurance firm American International Group (“AIG”) required billions in government loans to survive. The year ended on a slight positive with a modest rebound in stock prices in late November and December amid constructive policy developments and excitement about the new presidential administration, but losses were severe for the year.

The Portfolio was not immune from the turmoil, underperforming the S&P 500 Index benchmark. Losses in the Financials sector were a primary culprit, with principal detractors for the year including Citigroup, Inc., AIG, Freddie Mac, and Merrill Lynch & Co., Inc. Each of these companies suffered multi-billion dollar write-downs from mortgage-backed securities or credit default swaps and ended up forced to accept government loans or being taken over. The global reach of utility firm The AES Corp. (“AES”) proved to be a detriment, as concern about leverage and the sharp slowdown in emerging markets took a big cut out of the company’s stock price. With turnaround stories Eastman Kodak Co. and Sears Holdings Corp. yet to deliver results, investors punished both companies harshly. On the upside, Amgen, Inc. gained nicely as sales trends for several of its drugs improved and encouraging test data was released for a potential blockbuster drug.(1)

Citigroup, Inc. was a poster child for the difficulties large banks faced during 2008, as the firm suffered asset write-downs, announced tens of thousands of layoffs, and was forced to turn to the government for a virtual guarantee of most of a $300 billion portfolio of troubled assets. Looking forward, though, management has proclaimed that the government guarantee, together with $27 billion of preferred shares, boosts Citigroup, Inc.’s capital position from strong to “extraordinarily strong,” and gives it the highest Tier 1 ratio in its peer group. CEO Vikram Pandit has continued to cut costs, improve efficiency and rationalize the business as a whole with the recent decision on the Smith Barney joint venture with Morgan Stanley and potential sale of CitiFinancial. If management is able to implement its turnaround strategy, Citigroup, Inc. could earn about $2.50 per share on a normalized basis. Odds favor long-term investors with Citigroup, Inc.’s stock trading at 2.5 times its normalized earnings power.(1)

AIG’s swoon began in February, after the company disclosed material weakness in its financial products unit. Calls to post more collateral against the credit default swaps written by that unit accelerated into the summer, prompting investors to sell the stock en masse. The crisis wave that claimed Lehman Brothers and forced Merrill Lynch to sell itself hit AIG in mid-September when credit rating agencies downgraded the firm. The downgrades accelerated AIG’s liquidity needs at a time when the financial system was under extreme stress. In a tell-tale sign of the shaky market confidence, several large banks declined to provide a loan package to AIG despite the urging of the Federal Reserve. It was clear that our investment case, based on the long-term fundamental value of AIG’s global franchise, was unlikely to have a chance to play out and we exited the position before the Federal Reserve came forward with a costly “bailout” that diluted existing shareholders by almost 80%.(1)

Freddie Mac was largely done in by policy choices that arguably provoked the subsequent acceleration of the financial crisis. On September 7, regulators put the two GSEs, Fannie Mae and Freddie Mac, into conservatorship. Given that the firms met all stated regulatory requirements, it seems that the government was acting largely on its desire to reduce systemic risk, improve mortgage affordability, and stabilize housing prices and the economy. Subsequent events suggest that this plan may not have worked out as initially believed. Further, in addition to massively diluting existing shareholders, the regulators’ actions left unanswered many key questions crucial for assessing the GSEs’ long-term risk-reward potential, prompting us to exit the Portfolio’s Freddie Mac position.(1)

Many issues stemming from the financial crisis continue to plague shares of Portfolio holding AES, as the market remains focused on AES’s balance sheet risks, as well as the impact of deteriorating economic growth worldwide. Because AES uses non-recourse project financing to fund new efforts, the company’s consolidated balance sheet significantly overstates the actual financial leverage and risk at the company. But as investors fled leverage, AES was sold off. Second, slowing economic growth is a concern as AES is heavily exposed to emerging

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

markets, generating 75% of its revenues outside the U.S. Since power consumption is directly tied to Gross Domestic Product growth, any perceived or actual economic deceleration in these regions pressures AES shares. Investors now question whether AES can grow in this environment, with financing for new projects difficult to secure. We continue to monitor the impact of slower economic growth and limited financing on AES, but believe the extent of the company’s troubles has been overblown and that shares offer very attractive risk-adjusted returns from these depressed levels.(1)

Shares of Eastman Kodak Co. slid lower through the course of 2008, as the global economic turmoil caused consumers to cut back on purchases of digital cameras and printing companies to postpone capital expenditures on printing presses. As a result, Eastman Kodak Co. repeatedly revised its earnings outlook and then withdrew its guidance all together because of the deepening recession and the impact of volatile currency markets. On the positive side, Eastman Kodak Co. remains on track with its strategic initiatives, including the continued transition to digital, accelerated cost cutting, and monetizing its intellectual property portfolio. Furthermore, the headwind of high commodity prices should become a tailwind after the recent commodities sell-off. We are also encouraged by Eastman Kodak Co.’s recent efforts to put its ample cash of more than $6 per share to use with the announcement of a $1 billion share repurchase program. Having spent $220 million of the authorization so far, the company could take out approximately 40% of its shares at current prices.(1)

Amgen, Inc. was the lone major contributing stock in which the Portfolio had a substantial position. After surging in the third quarter, the biotechnology firm drifted downward in the difficult fourth quarter but still closed out 2008 with a solid gain. The third quarter rise was the result of Amgen, Inc. posting strong quarterly results exceeding consensus estimates, as stabilizing sales trends for its anemia drugs Aranesp and Epogen and positive test results for its promising osteoporosis drug Denosumab engendered confidence. Our thesis for Amgen, Inc. remains that the company’s strong, patent-protected product portfolio and shareholder-friendly management should more than offset the slowing growth of the company’s anemia franchise.(1)

While it is possible we may retest the lows of the fall, we believe investors are being afforded one of the best buying opportunities in several generations. Since we believe nearly the whole market is markedly under-priced, we have responded by broadening the Portfolio and expanding the number of stocks. High-quality names are as cheap as lower quality names in many cases, so we have moved up the quality spectrum without sacrificing expected returns.

We see several factors that suggest the market could well move higher from here, absent additional policy mistakes. First, money markets are experiencing some relief. Second, mortgage-backed security yields have fallen, and the 30-year mortgage rate is declining towards the government’s implicit target of 4.5%. Third, we expect the narrowing of credit spreads, which has been slowly developing at the short-end of the curve and in the highest quality instruments, to gradually work its way to the longer end of the curve and more long duration assets such as equities. We believe the market, and our Portfolio in particular, is about as attractively valued as we have ever seen it.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets
Common Stocks (3)	90.4
Repurchase Agreements and Other Net Assets	9.6

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	UnitedHealth Group, Inc.	6.8
2.	The AES Corp.	6.4
3.	Aetna, Inc.	6.3
4.	eBay, Inc.	3.8
5.	Amazon.com, Inc.	3.7
6.	Time Warner, Inc.	3.6
7.	Amgen, Inc.	3.5
8.	CA, Inc.	3.5
9.	International Business Machines Corp.	3.3
10.	General Electric Co.	3.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	27.6
Health Care	17.6
Financials	15.3
Consumer Discretionary	14.2
Utilities	6.5
Industrials	5.0
Energy	1.2
Materials	1.1
Telecommunication Services	1.0
Consumer Staples	0.9

90.4

Ohio National Fund, Inc.
Equity Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 90.4%	Shares	Value

CONSUMER DISCRETIONARY – 14.2%
Internet & Catalog Retail – 3.7%
Amazon.com, Inc. (a)	134,550	$6,899,724

Leisure Equipment & Products – 2.6%
Eastman Kodak Co.	752,790	4,953,358

Media – 3.6%
Time Warner, Inc.	661,800	6,657,708

Multiline Retail – 4.3%
J.C. Penney Co., Inc.	141,200	2,781,640
Sears Holdings Corp. (a)	136,500	5,305,755

		8,087,395

TOTAL CONSUMER DISCRETIONARY		26,598,185

CONSUMER STAPLES – 0.9%
Beverages – 0.1%
PepsiCo, Inc.	4,200	230,034

Personal Products – 0.8%
Avon Products, Inc.	61,000	1,465,830

TOTAL CONSUMER STAPLES		1,695,864

ENERGY – 1.2%
Oil, Gas & Consumable Fuels – 1.2%
Chesapeake Energy Corp.	24,600	397,782
ConocoPhillips	35,100	1,818,180

TOTAL ENERGY		2,215,962

FINANCIALS – 15.3%
Capital Markets – 5.8%
The Goldman Sachs Group, Inc.	22,500	1,898,775
Merrill Lynch & Co., Inc.	370,900	4,317,276
State Street Corp.	120,400	4,735,332

		10,951,383

Consumer Finance – 1.3%
American Express Co.	55,600	1,031,380
Capital One Financial Corp.	44,500	1,419,105

		2,450,485

Diversified Financial Services – 7.1%
Bank of America Corp.	84,289	1,186,789
Citigroup, Inc.	645,600	4,331,976
CME Group, Inc.	2,100	437,031
JPMorgan Chase & Co.	105,100	3,313,803
NYSE Euronext, Inc.	149,600	4,096,048

		13,365,647

Insurance – 1.1%
The Allstate Corp.	56,200	1,841,112
Prudential Financial, Inc.	4,200	127,092

		1,968,204

TOTAL FINANCIALS		28,735,719

HEALTH CARE – 17.6%
Biotechnology – 3.5%
Amgen, Inc. (a)	113,800	6,571,950

Health Care Providers & Services – 13.1%
Aetna, Inc.	415,100	11,830,350
UnitedHealth Group, Inc.	481,200	12,799,920

		24,630,270

Pharmaceuticals – 1.0%
Merck & Co., Inc.	60,100	1,827,040

TOTAL HEALTH CARE		33,029,260

INDUSTRIALS – 5.0%
Aerospace & Defense – 0.5%
The Boeing Co.	22,500	960,075

Industrial Conglomerates – 4.0%
3M Co.	23,000	1,323,420
General Electric Co.	377,000	6,107,400

		7,430,820

Machinery – 0.5%
Deere & Co.	24,600	942,672

TOTAL INDUSTRIALS		9,333,567

INFORMATION TECHNOLOGY – 27.6%
Communications Equipment – 3.0%
Cisco Systems, Inc. (a)	339,000	5,525,700

Computers & Peripherals – 6.9%
EMC Corp. (a)	114,500	1,198,815
Hewlett-Packard Co.	156,400	5,675,756
International Business Machines Corp.	72,900	6,135,264

		13,009,835

Electronic Equipment & Instruments – 0.0%
Agilent Technologies, Inc. (a)	4,100	64,083

Internet Software & Services – 9.7%
eBay, Inc. (a)	508,600	7,100,056
Google, Inc. Class A (a)	16,850	5,183,903
Yahoo!, Inc. (a)	485,900	5,927,980

		18,211,939

Semiconductors & Semiconductor Equipment – 2.4%
Texas Instruments, Inc.	290,600	4,510,112

Software – 5.6%
CA, Inc.	349,700	6,479,941
Electronic Arts, Inc. (a)	182,400	2,925,696
Microsoft Corp.	53,200	1,034,208

		10,439,845

TOTAL INFORMATION TECHNOLOGY		51,761,514

MATERIALS – 1.1%
Metals & Mining – 1.1%
Nucor Corp.	45,200	2,088,240

TOTAL MATERIALS		2,088,240

TELECOMMUNICATION SERVICES – 1.0%
Diversified Telecommunication Services – 1.0%
AT&T, Inc.	63,000	1,795,500

TOTAL TELECOMMUNICATION SERVICES		1,795,500

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 90.4%	Shares	Value

UTILITIES – 6.5%
Electric Utilities – 0.1%
Exelon Corp.	4,200	$233,562

Independent Power Producers & Energy Traders – 6.4%
The AES Corp. (a)	1,452,400	11,967,776

TOTAL UTILITIES		12,201,338

Total Common Stocks
(Cost $268,793,967)		$169,455,149

	Face	Fair
Repurchase Agreements – 7.5%	Amount	Value

Bank of America 0.010% 01/02/2009	$14,120,954	$14,120,954

Repurchase price $14,120,970
Collateralized by: Federal Home Loan Bank
#3133XKEF8 5.525%, 04/09/2014
Fair Value: $14,408,107
Total Repurchase Agreements
(Cost $14,120,954)		$14,120,954

Total Investments – 97.9%
(Cost $282,914,921) (b)		$183,576,103
Other Assets in Excess of Liabilities – 2.1%		3,934,180

Net Assets – 100.0%		$187,510,283

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $268,793,967)	$169,455,149
Repurchase agreements	14,120,954
Receivable for securities sold	1,238,890
Receivable for fund shares sold	8,037,408
Dividends and accrued interest receivable	205,850
Prepaid expenses and other assets	4,667

Total assets	193,062,918

Liabilities:
Payable for securities purchased	5,167,377
Payable for fund shares redeemed	223,013
Payable for investment management services	115,635
Accrued custody expense	2,881
Accrued professional fees	14,125
Accrued accounting fees	13,124
Accrued printing and filing fees	16,480

Total liabilities	5,552,635

Net assets	$187,510,283

Net assets consist of:
Par value, $1 per share	$14,213,827
Paid-in capital in excess of par value	356,830,654
Accumulated net realized loss on investments	(84,524,098)
Net unrealized depreciation on investments	(99,338,818)
Undistributed net investment income	328,718

Net assets	$187,510,283

Shares outstanding	14,213,827

Authorized Fund shares allocated to Portfolio	25,000,000

Net asset value per share	$13.19

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$187,543
Dividends	5,601,486

Total investment income	5,789,029

Expenses:
Management fees	2,575,622
Custodian fees	26,798
Directors’ fees	26,463
Professional fees	30,200
Accounting fees	109,029
Printing and filing fees	37,251
Compliance expense	4,911
Other	7,640

Total expenses	2,817,914

Net investment income	2,971,115

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(77,156,737)
Change in unrealized appreciation/depreciation on investments	(176,365,358)

Net realized/unrealized gain (loss) on investments	(253,522,095)

Change in net assets from operations	$(250,550,980)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,971,115	$263,738
Net realized gain (loss) on investments and foreign currency related transactions	(77,156,737)	63,159,376
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(176,365,358)	(94,208,204)

Change in net assets from operations	(250,550,980)	(30,785,090)

Distributions to shareholders:
Distributions from net investment income	(2,642,397)	(229,856)

Capital transactions:
Received from shares sold	87,902,505	75,705,851
Received from dividends reinvested	2,642,397	229,856
Paid for shares redeemed	(154,908,853)	(89,918,130)

Change in net assets from capital transactions	(64,363,951)	(13,982,423)

Change in net assets	(317,557,328)	(44,997,369)
Net Assets:
Beginning of year	505,067,611	550,064,980

End of year	$187,510,283	$505,067,611

Undistributed net investment income	$328,718	$2,497

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$29.65	$31.52	$29.55	$27.85	$24.78
Operations:
Net investment income (loss)	0.22	0.02	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(16.48)	(1.88)	1.98	1.71	3.06

Total from operations	(16.26)	(1.86)	1.97	1.70	3.08

Distributions:
Distributions from net investment income	(0.20)	(0.01)	—	—	(0.01)

Net asset value, end of year	$13.19	$29.65	$31.52	$29.55	$27.85

Total return	–54.81%	–5.89%	6.67%	6.10%	12.44%
Ratios and supplemental data:
Net assets at end of year (millions)	$187.5	$505.1	$550.1	$540.7	$502.1
Ratios to average net assets:
Expenses	0.84%	0.84%	0.86%	0.88%	0.92%
Net investment income (loss)	0.89%	0.05%	(0.04)%	(0.03)%	0.09%
Portfolio turnover rate	39%	23%	13%	20%	10%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets
Short-Term Notes (2)	32.9
Repurchase Agreements and Less Net Liabilities	67.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

		% of Net Assets

1.	Chevron Funding Corp. 0.150%, 01/06/2009	4.5
2.	Merrill Lynch & Co., Inc. 0.100%, 01/05/2009	3.7
3.	General Dynamics 0.200%, 01/05/2009	3.7
4.	Toyota Motor Credit Corp. 0.190%, 01/09/2009	3.7
5.	Johnson & Johnson 0.050%, 02/09/2009	3.7
6.	Prudential Funding LLC 0.250%, 01/13/2009	3.7
7.	HSBC Finance Corp. 0.700%, 01/12/2009	2.5
8.	Metlife, Inc. 1.001%, 01/05/2009	2.0
9.	American Honda Finance Corp. 1.352%, 01/26/2009	1.8
10.	HSBC Finance Corp. 0.300%, 01/07/2009	1.2

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Financials	19.8
Energy	4.5
Industrials	3.7
Health Care	3.7
Consumer Staples	1.2

32.9

Ohio National Fund, Inc.
Money Market Portfolio

Schedule of Investments	December 31, 2008

	Face	Amortized
Short-Term Notes – 32.9%	Amount	Cost

CONSUMER STAPLES – 1.2%
Household Products – 1.2%
The Proctor & Gamble Co. 0.200%, 01/20/2009 (b)	$4,900,000	$4,899,483

TOTAL CONSUMER STAPLES		4,899,483

ENERGY – 4.5%
Oil, Gas & Consumable Fuels – 4.5%
Chevron Funding Corp. 0.150%, 01/06/2009	18,000,000	17,999,625

TOTAL ENERGY		17,999,625

FINANCIALS – 19.8%
Capital Markets – 3.7%
Merrill Lynch & Co., Inc. 0.100%, 01/05/2009	15,000,000	14,999,833

Consumer Finance – 6.1%
American Honda Finance Corp. 1.352%, 01/26/2009	7,345,000	7,338,114
John Deere Capital Corp. 0.200%, 01/07/2009 (b)	2,000,000	1,999,933
Toyota Motor Credit Corp. 0.190%, 01/09/2009	15,000,000	14,999,367

		24,337,414

Diversified Financial Services – 3.8%
HSBC Finance Corp. 0.300%, 01/07/2009	5,000,000	4,999,750
0.700%, 01/12/2009	10,000,000	9,997,861

		14,997,611

Insurance – 6.2%
Metlife, Inc. 1.150%, 01/05/2009 (b)	2,050,000	2,049,738
1.001%, 01/05/2009 (b)	8,000,000	7,999,111
Prudential Funding LLC 0.250%, 01/13/2009	15,000,000	14,998,750

		25,047,599

TOTAL FINANCIALS		79,382,457

HEALTH CARE – 3.7%
Pharmaceuticals – 3.7%
Johnson & Johnson 0.050%, 02/09/2009 (b)	15,000,000	14,999,188

TOTAL HEALTH CARE		14,999,188

INDUSTRIALS – 3.7%
Aerospace & Defense – 3.7%
General Dynamics 0.200%, 01/05/2009 (b)	15,000,000	14,999,667

TOTAL INDUSTRIALS		14,999,667

Total Short-Term Notes (Cost $132,280,420)		$132,280,420

	Face	Amortized
Repurchase Agreements – 69.8%	Amount	Cost

U.S. Bank 0.010% 01/02/2009	$281,038,000	$281,038,000

Repurchase price $281,038,156
Collateralized by:
Various Agency Mortgage-Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $286,644,987
Total Repurchase Agreements (Cost $281,038,000)		$281,038,000

Total Investments – 102.7% (Cost $413,318,420) (a)		$413,318,420
Liabilities in Excess of Other Assets – (2.7)%		(10,768,750)

Net Assets – 100.0%		$402,549,670

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for Federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of the Portfolio.

(b)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2008, the value of these securities totaled $46,947,120 or 11.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at amortized cost	$132,280,420
Repurchase agreements	281,038,000
Cash	932
Due from adviser	77,673
Receivable for fund shares sold	1,032,460
Accrued interest receivable	78
Prepaid expenses and other assets	8,450
Prepaid temporary guarantee program expense	44,140

Total assets	414,482,153

Liabilities:
Payable for fund shares redeemed	11,760,310
Payable for investment management services	85,417
Accrued custody expense	6,132
Accrued professional fees	20,112
Accrued accounting fees	26,299
Accrued printing and filing fees	34,213

Total liabilities	11,932,483

Net assets	$402,549,670

Net assets consist of:
Par value, $1 per share	$40,254,980
Paid-in capital in excess of par value	362,294,690

Net assets	$402,549,670

Shares outstanding	40,254,980

Authorized Fund shares allocated to Portfolio	50,000,000

Net asset value per share	$10.00

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$7,870,634

Expenses:
Management fees	990,671
Custodian fees	30,002
Directors’ fees	34,778
Professional fees	38,951
Accounting fees	138,045
Printing and filing fees	77,433
Compliance expense	4,911
Temporary guarantee program expense	44,139
Other	693

Total expenses	1,359,623
Less expenses voluntarily reduced or reimbursed by adviser	(127,673)

Net expenses	1,231,950

Net investment income	6,638,684

Change in net assets from operations	$6,638,684

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$6,638,684	$14,487,500

Distributions to shareholders:
Distributions from net investment income	(6,638,684)	(14,487,500)

Capital transactions:
Received from shares sold	877,274,014	583,249,915
Received from dividends reinvested	6,638,684	14,556,015
Paid for shares redeemed	(817,575,412)	(515,971,609)

Change in net assets from capital transactions	66,337,286	81,834,321

Change in net assets	66,337,286	81,834,321
Net Assets:
Beginning of year	336,212,384	254,378,063

End of year	$402,549,670	$336,212,384

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.17	0.48	0.47	0.27	0.09

Distributions:
Distributions from net investment income	(0.17)	(0.48)	(0.47)	(0.27)	(0.09)

Net asset value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	1.77%	4.92%	4.79%	2.92%	1.01%
Ratios and supplemental data:
Net assets at end of year (millions)	$402.5	$336.2	$254.4	$169.6	$141.0
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.32%	0.31%	0.32%	0.33%	0.36%
Net investment income	1.72%	4.79%	4.72%	2.92%	1.03%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.35%	0.32%	0.35%	0.37%	0.40%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-11.45%
Five years	0.40%
Ten years	3.52%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Bond Portfolio returned -11.45% versus -6.82% for the current benchmark, the Merrill Lynch U.S. Corporate Master Index.

The year 2008 was a very difficult year for both the credit and equity markets. What started as a problem with sub-prime mortgages and a “bubble” in U.S. housing values in 2007 ballooned into a near collapse of the world-wide financial system in 2008. Major financial institutions including The Bear Stearns Companies, Inc., Fannie Mae, Freddie Mac, American International Group (“AIG”), Lehman Brothers, Inc. and Washington Mutual, Inc. collapsed. Other major financial institutions would have likely failed were it not for intervention from the Federal Reserve and the U.S. Treasury. Leverage that had been building for several years in households, financial firms and some industrial corporations began to unwind in 2008, and the result has been a severe contraction in financial services and a recession that is worldwide in scope.

Against this backdrop, the S&P 500 Index declined 37.0% in 2008 and the return for the Merrill Lynch U.S. Corporate Master Index was a negative 6.82%. Corporate bonds had negative returns because credit spreads widened by 401 basis points during the year, which reflects a dramatic increase in risk premiums for credit. The negative impact on bond prices resulting from wider credit spreads more than offset the positive impact from a decline in U.S. Treasury yields. The yield on the 10-year U.S. Treasury bond declined 181 basis points during 2008 and finished the year at a yield of 2.21%. U.S. Treasury yields declined because of the weakening economy and a flight to safety on the part of investors.

The Portfolio’s underperformance versus the Merrill Lynch U.S. Corporate Master Index benchmark was 463 basis points. Underperformance versus the benchmark is primarily explained by a number of holdings from the financial services sector and several holdings that were the subject of leveraged buy outs (“LBOs”). The worst performing bonds included Lehman Brothers Holdings Inc., Clear Channel Communications, Inc., Washington Mutual Inc., Bank of Ireland (BOI) Capital Funding and The Rouse Co. LP. Lehman Brothers Holdings, Inc. and Washington Mutual Inc. collapsed under the weight of sub-prime mortgages. Clear Channel Communications, Inc. went through an LBO. The Bank of Ireland was pressured by falling home values in Ireland, and The Rouse Co. LP is an over-leveraged real estate investment trust (“REIT”) that owns shopping malls. Ironically, the best performing bonds also included several finance-related companies. The best performing bonds were Countrywide Financial Corp., Duke Energy Carolinas LLC, Wells Fargo & Co., Merrill Lynch & Co., Inc. and Bank of America Corp. Both Countrywide Financial Corp. (a mortgage lender) and Merrill Lynch & Co., Inc. were acquired by Bank of America Corp.; had these companies not been acquired, they, too, likely would have failed. (1)

Several industry weightings impacted performance. The Portfolio benefited from its underweighting in banks and brokers, because these sectors underperformed. The Portfolio was overweighted in REITs and finance, and these weightings negatively impacted performance. The Portfolio’s overweighting in electric utilities and cable benefited performance. (1)

The U.S. economy is currently in a severe recession, and we expect that the economy will remain in recession for much of 2009. Several factors in the current environment have the potential to prompt the economy into recovery. Credit is beginning to thaw, as credit spreads for corporate bonds have started to tighten and issuance of corporate bonds was strong in January. Energy savings will also stimulate the economy, as the price of a barrel of oil has fallen $100 from its peak to approximately $40 per barrel. Finally, a major fiscal stimulus package is being worked on in Washington that will add to government spending over the next few years. As these factors take effect, the economy will likely bottom and turn up. Because of massive deficit spending on the part of the Federal government, inflation may become a problem when the economy begins to grow. Given the current state and outlook for the economy and credit markets, the strategy of the Portfolio is to reduce exposure to the finance sector and increase the weightings in recession-resistant sectors such as consumer staples, aerospace/defense and healthcare. We will continue to underweight banks and brokers, and maintain the overweighting in electric utilities. We will also purchase higher quality assets until the economy stabilizes. Because of the potential for an increase in inflation once the economy begins to grow, the duration of the Portfolio will be maintained shorter than the benchmark duration. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $150 million.

Merrill Lynch U.S. Corporate Bond Index 1-10 Year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

We are now using the Merrill Lynch U.S. Corporate Master Index as the Portfolio’s primary benchmark because we believe the Portfolio’s investments more closely resemble the securities represented in that index than those in the Merrill Lynch U.S. Corporate Bond Index 1-10 year.

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

		% of Net Assets

1.	Comcast Corp. 5.875%, 02/15/2018	1.5
2.	Kimberly-Clark Corp. 6.125%, 08/01/2017	1.5
3.	Kroger Co. 6.400%, 08/15/2017	1.4
4.	Appalachian Power Co. 5.550%, 04/01/2011	1.4
5.	Duke Energy Carolinas LLC 6.050%, 04/15/2038	1.4
6.	Safeway, Inc. 6.350%, 08/15/2017	1.4
7.	Kraft Foods, Inc. 6.125%, 02/01/2018	1.4
8.	Virginia Electric & Power Co. 5.400%, 01/15/2016	1.4
9.	Caterpillar, Inc. 5.700%, 08/15/2016	1.4
10.	PNC Funding Corp. 5.250%, 11/15/2015	1.3

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Corporate Bonds (3) (4)	102.5
Short-Term Notes Less Net Liabilities	(2.5)

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Financials	39.8
Utilities	18.6
Consumer Discretionary	10.7
Consumer Staples	9.5
Industrials	8.1
Energy	6.6
Telecommunication Services	4.3
Information Technology	2.1
Materials	1.5
Health Care	1.3

102.5

(4)	Bond Credit Quality (Standard & Poor’s Ratings):

% of Total Bonds

AAA	0.9
AA	5.1
A	32.4
BBB	57.4
BB	3.2
CCC	1.0

100.0

Ohio National Fund, Inc.
Bond Portfolio

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 102.5%	Amount	Value

CONSUMER DISCRETIONARY – 10.7%
Auto Components – 1.1%
Johnson Controls, Inc. 5.250%, 01/15/2011	$1,250,000	$1,149,212

Hotels, Restaurants & Leisure – 0.5%
Wyndham Worldwide Corp. 6.000%, 12/01/2016	1,250,000	504,466

Household Durables – 1.2%
Mohawk Industries, Inc. 5.750%, 01/15/2011	1,000,000	918,144
Newell Rubbermaid, Inc. 6.250%, 04/15/2018	500,000	402,862

		1,321,006

Media – 6.0%
Clear Channel Communications, Inc. 5.750%, 01/15/2013	1,000,000	150,000
Comcast Corp. 5.875%, 02/15/2018	1,750,000	1,661,163
Cox Communications, Inc. 6.750%, 03/15/2011	1,000,000	973,903
Rogers Communications, Inc. 5.500%, 03/15/2014	1,000,000	923,570
Time Warner Cable, Inc. 5.850%, 05/01/2017	1,000,000	915,014
Time Warner, Inc. 6.875%, 05/01/2012	1,000,000	961,393
Viacom, Inc. 5.750%, 04/30/2011	1,000,000	908,662

		6,493,705

Multiline Retail – 1.0%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/2016	1,750,000	1,063,911

Specialty Retail – 0.9%
The Home Depot, Inc. 5.250%, 12/16/2013	1,000,000	934,790

TOTAL CONSUMER DISCRETIONARY		11,467,090

CONSUMER STAPLES – 9.5%
Beverages – 1.3%
Anheuser-Busch Cos., Inc. 5.500%, 01/15/2018	1,500,000	1,365,786

Food & Staples Retailing – 3.6%
CVS/Caremark Corp. 5.750%, 06/01/2017	1,000,000	943,002
Kroger Co. 6.400%, 08/15/2017	1,500,000	1,515,177
Safeway, Inc. 6.350%, 08/15/2017	1,500,000	1,485,463

		3,943,642

Food Products – 3.1%
Bunge N.A. Finance LP 5.900%, 04/01/2017	1,500,000	1,093,467
Kraft Foods, Inc. 6.125%, 02/01/2018	1,500,000	1,472,365
Tyson Foods, Inc. 7.850%, 04/01/2016 (c)	1,000,000	745,000

		3,310,832

Household Products – 1.5%
Kimberly-Clark Corp. 6.125%, 08/01/2017	1,500,000	1,600,772

TOTAL CONSUMER STAPLES		10,221,032

ENERGY – 6.6%
Energy Equipment & Services – 1.2%
Weatherford International Ltd. 6.000%, 03/15/2018	1,500,000	1,261,751

Oil, Gas & Consumable Fuels – 5.4%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	1,500,000	1,326,933
Atlantic Richfield Co. 8.550%, 03/01/2012	200,000	222,585
Devon OEI Operating, Inc. 7.250%, 10/01/2011	1,000,000	1,027,320
Energy Transfer Partners LP 5.650%, 08/01/2012	1,000,000	893,481
Marathon Oil Corp. 6.125%, 03/15/2012	750,000	759,616
Valero Energy Corp. 6.875%, 04/15/2012	750,000	754,768
XTO Energy, Inc. 4.900%, 02/01/2014	1,000,000	902,259

		5,886,962

TOTAL ENERGY		7,148,713

FINANCIALS – 39.8%
Capital Markets – 8.3%
Allied Capital Corp. 6.625%, 07/15/2011	1,500,000	1,156,789
Goldman Sachs Group, Inc. 6.150%, 04/01/2018	1,250,000	1,203,277
Invesco Ltd. 4.500%, 12/15/2009	1,500,000	1,410,541
Janus Capital Group, Inc. 6.700%, 06/15/2017	1,500,000	1,119,692
Jefferies Group, Inc. 5.875%, 06/08/2014	1,500,000	1,157,231
Merrill Lynch & Co, Inc. 6.500%, 07/15/2018	1,000,000	1,011,414
Morgan Stanley 4.750%, 04/01/2014	1,750,000	1,334,762
Nuveen Investments, Inc. 5.000%, 09/15/2010	1,000,000	547,500

		8,941,206

Commercial Banks – 9.1%
BB&T Corp. 5.200%, 12/23/2015	1,500,000	1,427,673
BOI Capital Funding No. 2 LP 5.571%, Perpetual (a) (d)	1,000,000	220,005

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 102.5%	Amount	Value

Commercial Banks (continued)
Comerica Bank 5.750%, 11/21/2016	$1,500,000	$1,164,097
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (a) (d)	1,500,000	641,772
Fifth Third Bancorp 4.500%, 06/01/2018	1,750,000	1,299,575
PNC Funding Corp. 5.250%, 11/15/2015	1,500,000	1,446,738
SunTrust Bank 5.000%, 09/01/2015	1,500,000	1,389,450
Wachovia Capital Trust III 5.800%, Perpetual (d)	1,500,000	885,390
Wells Fargo & Co. 5.625%, 12/11/2017	1,250,000	1,306,384

		9,781,084

Consumer Finance – 5.1%
American Express Co. 7.000%, 03/19/2018	1,250,000	1,266,058
American General Finance Corp. 4.875%, 05/15/2010	1,000,000	595,311
Capital One Bank USA NA 5.125%, 02/15/2014	1,000,000	926,212
Discover Financial Services 6.450%, 06/12/2017	1,500,000	1,054,068
HSBC Finance Corp. 6.375%, 11/27/2012	1,000,000	979,209
SLM Corp. 5.375%, 05/15/2014	1,000,000	675,592

		5,496,450

Diversifed Financial Services – 5.0%
Bank of America Corp. 5.650%, 05/01/2018	1,000,000	1,007,742
Capmark Financial Group, Inc. 6.300%, 05/10/2017	1,000,000	275,347
Citigroup, Inc. 6.125%, 05/15/2018	1,250,000	1,266,137
General Electric Capital Corp. 5.625%, 05/01/2018	1,000,000	1,009,061
ILFC E-Capital Trust I 5.900%, 12/21/2065 (a) (b)	1,500,000	480,921
JPMorgan Chase & Co. 5.150%, 10/01/2015	1,500,000	1,418,360

		5,457,568

Insurance – 5.5%
Assurant, Inc. 5.625%, 02/15/2014	1,500,000	1,141,119
Axis Capital Holdings Ltd. 5.750%, 12/01/2014	1,000,000	661,253
Hartford Financial Services Group, Inc. 5.375%, 03/15/2017	1,500,000	1,094,377
Liberty Mutual Group, Inc. 5.750%, 03/15/2014 (a)	1,000,000	647,094
Loews Corp. 5.250%, 03/15/2016	750,000	678,043
Prudential Financial, Inc. 6.100%, 06/15/2017	1,500,000	1,231,941
StanCorp Financial Group, Inc. 6.875%, 10/01/2012	500,000	452,653

		5,906,480

Real Estate Investment Trusts – 6.8%
Camden Property Trust 4.375%, 01/15/2010	1,000,000	895,934
Developers Diversified Realty Corp. 5.375%, 10/15/2012	1,250,000	524,582
Equity One, Inc. 6.250%, 01/15/2017	1,250,000	779,900
HCP, Inc. 4.875%, 09/15/2010	1,500,000	1,337,715
iStar Financial, Inc. 5.700%, 03/01/2014	1,000,000	310,257
Mack-Cali Realty L.P. 4.600%, 06/15/2013	1,000,000	713,975
Post Apartment Homes L.P. 5.125%, 10/12/2011	750,000	596,868
Potlatch Corp. 12.500%, 12/01/2009 (c)	1,000,000	1,063,255
Simon Property Group L.P. 4.875%, 08/15/2010	1,250,000	1,106,294

		7,328,780

TOTAL FINANCIALS		42,911,568

HEALTH CARE – 1.3%
Health Care Providers & Services – 1.3%
UnitedHealth Group, Inc. 6.000%, 02/15/2018	1,500,000	1,386,309

TOTAL HEALTH CARE		1,386,309

INDUSTRIALS – 8.1%
Building Products – 0.7%
Owens Corning, Inc. 6.500%, 12/01/2016	1,000,000	725,228

Commercial Services & Supplies – 1.2%
Waste Management, Inc. 6.100%, 03/15/2018	1,500,000	1,299,597

Industrial Conglomerates – 0.9%
Hutchison Whampoa International (03/33) Ltd. 6.250%, 01/24/2014 (a)	1,000,000	958,406

Machinery – 2.3%
Caterpillar, Inc. 5.700%, 08/15/2016	1,500,000	1,460,496
Timken Co. 5.750%, 02/15/2010	1,000,000	988,688

		2,449,184

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 102.5%	Amount	Value

Road & Rail – 3.0%
CSX Corp. 5.600%, 05/01/2017	$1,500,000	$1,334,726
Ryder System, Inc. 4.625%, 04/01/2010	1,000,000	958,067
Union Pacific Corp. 3.625%, 06/01/2010	1,000,000	991,608

		3,284,401

TOTAL INDUSTRIALS		8,716,816

INFORMATION TECHNOLOGY – 2.1%
Computers & Peripherals – 0.9%
NCR Corp. 7.125%, 06/15/2009	1,000,000	1,003,041

IT Services – 1.2%
Computer Sciences Corp. 6.500%, 03/15/2018 (a)	1,500,000	1,294,268

TOTAL INFORMATION TECHNOLOGY		2,297,309

MATERIALS – 1.5%
Chemicals – 1.0%
Monsanto Co. 7.375%, 08/15/2012	1,000,000	1,113,527

Metals & Mining – 0.5%
Teck Cominco Ltd. 7.000%, 09/15/2012	1,000,000	523,239

TOTAL MATERIALS		1,636,766

TELECOMMUNICATION SERVICES – 4.3%
Diversified Telecommunication Services – 2.7%
AT&T Corp. 7.300%, 11/15/2011	500,000	519,816
Embarq Corp. 6.738%, 06/01/2013	1,000,000	845,768
Telecom Italia Capital SA 5.250%, 10/01/2015	750,000	571,698
Verizon Communications, Inc. 5.350%, 02/15/2011	1,000,000	1,006,429

		2,943,711

Wireless Telecommunication Services – 1.6%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	1,000,000	921,300
New Cingular Wireless Services, Inc. 7.875%, 03/01/2011	750,000	776,814

		1,698,114

TOTAL TELECOMMUNICATION SERVICES		4,641,825

UTILITIES – 18.6%
Electric Utilities – 13.6%
Appalachian Power Co. 5.550%, 04/01/2011	1,500,000	1,486,779
Commonwealth Edison Co. 5.950%, 08/15/2016	1,500,000	1,401,886
Duke Energy Carolinas LLC 6.050%, 04/15/2038	1,350,000	1,486,282
Entergy Mississippi, Inc. 5.920%, 02/01/2016	1,000,000	908,893
IPALCO Enterprises, Inc. 8.625%, 11/14/2011	1,000,000	940,000
Kansas City Power & Light Co. 5.850%, 06/15/2017	1,500,000	1,375,690
Metropolitan Edison Co. 4.875%, 04/01/2014	750,000	681,814
Pepco Holdings, Inc. 4.000%, 05/15/2010	750,000	721,371
Potomac Power Co. 6.500%, 11/15/2037	750,000	734,433
PSEG Power LLC 5.000%, 04/01/2014	750,000	673,688
Scottish Power Ltd. 4.910%, 03/15/2010	1,000,000	979,292
Tenaska Georgia Partners L.P. 9.500%, 02/01/2030	494,996	446,824
Union Electric Co. 6.400%, 06/15/2017	1,500,000	1,369,637
Virginia Electric & Power Co. 5.400%, 01/15/2016	1,500,000	1,472,099

		14,678,688

Gas Utilities – 2.0%
CenterPoint Energy Resources Corp. 5.950%, 01/15/2014	500,000	457,823
Southwest Gas Corp. 7.625%, 05/15/2012	1,000,000	1,002,083
Spectra Energy Capital LLC 5.500%, 03/01/2014	750,000	657,521

		2,117,427

Independent Power Producers & Energy Traders – 1.2%
Energy Future Competitive Holdings Co. 7.480%, 01/01/2017	619,000	364,377
TransAlta Corp. 6.750%, 07/15/2012	1,000,000	895,522

		1,259,899

Multi-Utilities – 1.8%
Avista Corp. 5.950%, 06/01/2018	1,000,000	953,241
Consumers Energy Co. 6.000%, 02/15/2014	1,000,000	998,839

		1,952,080

TOTAL UTILITIES		20,008,094

Total Corporate Bonds (Cost $130,112,044)		$110,435,522

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Repurchase Agreements – 3.1%	Amount	Value

U.S. Bank 0.010%, 01/02/2009	$3,391,000	$3,391,000

Repurchase price $3,391,002
Collateralized by:
Various Agency Mortgage-Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $3,458,654
Total Repurchase Agreements (Cost $3,391,000)		$3,391,000

Total Investments – 105.6% (Cost $133,503,044) (e)		$113,826,522
Liabilities in Excess of Other Assets – (5.6)%		(6,068,052)

Net Assets – 100.0%		$107,758,470

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2008, the value of these securities totaled $4,242,466 or 3.9% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	This security is a fixed-to-floating rate bond. The coupon rate is fixed at 5.900% through 12/21/2010. Thereafter, the rate is a variable rate based on the highest rate among the three month U.S. LIBOR and the 10-year and 30-year Constant Maturity Treasury rates.

(c)	This security is a credit sensitive bond. The coupon rate is a variable rate subject to adjustment based on changes in either Moody’s or S&P ratings.

(d)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2008.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements

Ohio National Fund, Inc.
Bond Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $130,112,044)	$110,435,522
Repurchase agreements	3,391,000
Cash	205
Receivable for fund shares sold	98,960
Accrued interest receivable	1,957,559
Prepaid expenses and other assets	268

Total assets	115,883,514

Liabilities:
Payable for fund shares redeemed	8,033,064
Payable for investment management services	57,071
Accrued custody expense	1,367
Accrued professional fees	12,940
Accrued accounting fees	10,144
Accrued printing and filing fees	10,458

Total liabilities	8,125,044

Net assets	$107,758,470

Net assets consist of:
Par value, $1 per share	$10,637,681
Paid-in capital in excess of par value	118,486,870
Accumulated net realized loss on investments	(9,875,608)
Net unrealized depreciation on investments	(19,676,522)
Undistributed net investment income	8,186,049

Net assets	$107,758,470

Shares outstanding	10,637,681

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$10.13

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$9,187,630

Expenses:
Management fees	866,108
Custodian fees	9,356
Directors’ fees	13,036
Professional fees	20,726
Accounting fees	69,431
Printing and filing fees	20,408
Compliance expense	4,911
Other	269

Total expenses	1,004,245

Net investment income	8,183,385

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(7,121,821)
Change in unrealized appreciation/depreciation on investments	(18,186,256)

Net realized/unrealized gain (loss) on investments	(25,308,077)

Change in net assets from operations	$(17,124,692)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,183,385	$8,981,766
Net realized gain (loss) on investments	(7,121,821)	37,249
Change in unrealized appreciation/depreciation on investments	(18,186,256)	(2,435,616)

Change in net assets from operations	(17,124,692)	6,583,399

Capital transactions:
Received from shares sold	34,675,995	39,973,351
Paid for shares redeemed	(87,447,734)	(40,020,045)

Change in net assets from capital transactions	(52,771,739)	(46,694)

Change in net assets	(69,896,431)	6,536,705
Net Assets:
Beginning of year	177,654,901	171,118,196

End of year	$107,758,470	$177,654,901

Undistributed net investment income	$8,186,049	$8,984,430

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$11.44	$11.03	$10.96	$11.33	$10.70
Operations:
Net investment income	1.04	0.58	0.55 (a)	0.56 (a)	0.51
Net realized and unrealized gain (loss) on investments	(2.35)	(0.17)	(0.06)	(0.51)	0.12

Total from operations	(1.31)	0.41	0.49	0.05	0.63

Distributions:
Distributions from net investment income	—	—	(0.42)	(0.42)	—

Net asset value, end of year	$10.13	$11.44	$11.03	$10.96	$11.33

Total return	–11.45%	3.72%	4.44%	0.42%	5.89%
Ratios and supplemental data:
Net assets at end of year (millions)	$107.8	$177.7	$171.1	$139.0	$114.4
Ratios to average net assets:
Expenses	0.66%	0.63%	0.65%	0.68%	0.72%
Net investment income	5.35%	4.99%	4.99%	4.97%	5.22%
Portfolio turnover rate	15%	13%	25%	13%	19%
(a) Calculated using the average daily shares method.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-31.46%
Five years	-0.51%
Ten years	-2.42%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Omni Portfolio returned -31.46% versus -28.83% for the current benchmark, which is composed of 70% S&P 500 Index and 30% Merrill Lynch U.S. Corporate Master Index.

The year 2008 was a very difficult year for both the equity and credit markets. What started as a problem with sub-prime mortgages and a “bubble” in U.S. housing values in 2007 ballooned into a near collapse of the world-wide financial system in 2008. Major financial institutions including The Bear Stearns Companies, Inc., Fannie Mae, Freddie Mac, American International Group (“AIG”), Lehman Brothers, Inc., Washington Mutual, Inc. and Merrill Lynch & Co. collapsed. Other major financial institutions would have likely failed were it not for intervention from the Federal Reserve and the U.S. Treasury. Leverage that had been building for several years in households, financial institutions and some industrial corporations began to unwind in 2008, and the result has been a severe contraction in financial services and a recession that is world-wide in scope. Whether stocks have completely discounted the global recession is debatable. With much uncertainty still facing the financial markets, investors must focus beyond 2009, as it will hopefully prove a year of economic transition, and move their sights to 2010 or later, as the world’s economy recovers with less debt.

The Portfolio’s 263 basis points of underperformance is the result of several factors. First, the equity component of the Portfolio underperformed the S&P 500 Index. Second, the bond component of the Portfolio underperformed the Merrill Lynch U.S. Corporate Master Index. Third, the Portfolio was underweighted in stocks during a period when stocks performed poorly. In the fourth quarter of the year, the Portfolio was overweighted in bonds, which performed much better than stocks during this time period. Lastly, the Portfolio built its cash position in the second half of the year, as both the credit and equity markets were struggling. (1)

With respect to 2008 performance for stocks in the Portfolio, an abysmal fourth quarter destroyed what had been a reasonable year-to-date period, as the overweighted position in insurance stocks resulted in underperformance for the year. The equity position of the Portfolio ended the year down 40.24%, 324 basis points worse than the S&P 500 Index. As the fourth quarter began, the equity portion of the Portfolio had avoided many of the financial disasters to date, by not owning Fannie Mae, Freddie Mac, Bear Stearns and Lehman Brothers. The life insurers that were owned looked financially sound and inexpensive on all measures. Unfortunately, their balance sheets were impacted by credit losses and potential liabilities in their guaranteed annuity businesses. (1)

All of the five largest detractors to equity performance were in the financial sector. These included AIG, The Hartford Financial Services Group, Inc., Bank of America Corp., Prudential Financial, Inc. and Lincoln National Corp. The five greatest positive contributors to equity performance included Rohm and Haas Co. and Quanta Services Inc., both benefiting from optimism that President Obama’s plans to revitalize the economy could provide a benefit to their businesses. Wells Fargo & Co. performed well because the company experienced fewer non-performing loans than other regional banks. Wal-Mart Stores, Inc. did well because of its value proposition in a weak economy, and Imclone Systems, Inc. because it was acquired by Eli Lilly. (1)

As we enter 2009, the equity component of the Portfolio is overweighted in industrials. The belief is their valuations are not reflective of their normalized earnings power, and that once investors have visibility as to the economy’s bottom, these stocks will recover strongly. Equity is also overweighted in insurers, though financial stocks are slightly underweighted in general, and banks continue to be underweighted in the Portfolio. The equity portion of the Portfolio is also underweighted in retail because consumer spending is expected to remain weak. (1)

The bond component of the Portfolio underperformed the Merrill Lynch U.S. Corporate Master Index by approximately 600 basis points, primarily due to poor performance of a number of holdings in the financial sector. The five worst detractors to performance were Lehman Brothers Holdings, Inc., Washington Mutual Inc., Nuveen Investments, Inc., Capmark Financial Group, Inc. and American General Finance Corp. The best performing securities in the bond component of the Portfolio were Countrywide Financial Corp., Duke Energy Carolinas LLC, Abbott Laboratories, Kimberly-Clark Corp. and Potomac Power Co. All but Countrywide Financial Corp. were in the recession-resistant sectors of electric utilities, pharmaceuticals and consumer staples; Countrywide Financial Corp. performed well because it was acquired by Bank of America. Several industry weightings also had an impact on the return of the bond component of the Portfolio. The overweighting in electric utilities and media, as well as the underweighting in banks and brokers, benefited performance. The overweighting in finance and real estate investment trusts (“REITS”), however, hurt performance. (1)

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

The U.S. economy is currently in a severe recession, and we expect that the economy will remain in recession for much of 2009. Several factors in the current environment have the potential to prompt the economy into recovery. Credit is thawing, as the spread between London Interbank Offered Rate (“LIBOR”) and U.S. Treasuries has narrowed from a very wide level to under 100 basis points. This, in turn, allows banks to lend to one another, thus making credit more available to consumers and corporations. Energy savings are also stimulating the economy as the price of a barrel of oil has fallen $100 from its peak. Finally, we do have a major stimulus package being worked on in Washington that will add to government spending over the next few years. As these factors take effect, the economy will likely bottom and turn up. Because of massive deficit spending on the part of the Federal government, inflation may become a problem when the economy begins to grow. Given the state and outlook for the economy and capital markets, the strategy for the Portfolio is to maintain an underweighting in stocks, and an overweighting in bonds and a cash position that is larger than normal until the economy begins to stabilize. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $150 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	55.7
Corporate Bonds (3)	36.2
Repurchase Agreements and Other Net Assets	8.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	Exxon Mobil Corp.	2.0
2.	Hewlett-Packard Co.	1.4
3.	Cisco Systems, Inc.	1.4
4.	Lockheed Martin Corp.	1.3
5.	MetLife, Inc.	1.3
6.	QUALCOMM, Inc.	1.2
7.	Vertex Pharmaceuticals, Inc.	1.2
8.	Applied Materials, Inc.	1.2
9.	International Business Machines Corp.	1.2
10.	Air Products and Chemicals, Inc.	1.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	20.0
Information Technology	13.1
Industrials	11.5
Health Care	10.8
Energy	10.0
Consumer Staples	8.5
Utilities	6.5
Consumer Discretionary	4.4
Materials	3.8
Telecommunication Services	3.3

91.9

Ohio National Fund, Inc.
Omni Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 55.7%	Shares	Value

CONSUMER DISCRETIONARY – 1.1%
Media – 1.1%
The Walt Disney Co.	16,200	$367,578

TOTAL CONSUMER DISCRETIONARY		367,578

CONSUMER STAPLES – 5.6%
Beverages – 2.9%
Molson Coors Brewing Co. Class B	7,300	357,116
PepsiCo, Inc.	6,100	334,097
The Coca-Cola Co.	6,800	307,836

		999,049

Food & Staples Retailing – 1.0%
Wal-Mart Stores, Inc.	6,400	358,784

Food Products – 0.8%
The J.M. Smucker Co.	6,100	264,496

Household Products – 0.9%
The Clorox Co.	5,900	327,804

TOTAL CONSUMER STAPLES		1,950,133

ENERGY – 6.7%
Energy Equipment & Services – 0.7%
Transocean Ltd (a)	5,400	255,150

Oil, Gas & Consumable Fuels – 6.0%
Anadarko Petroleum Corp.	4,800	185,040
Apache Corp.	4,200	313,026
Devon Energy Corp.	4,900	321,979
Exxon Mobil Corp.	8,650	690,530
Marathon Oil Corp.	6,700	183,312
XTO Energy, Inc.	10,900	384,443

		2,078,330

TOTAL ENERGY		2,333,480

FINANCIALS – 7.2%
Capital Markets – 0.7%
Morgan Stanley	16,000	256,640

Diversified Financial Services – 1.9%
Bank of America Corp.	20,700	291,456
JPMorgan Chase & Co.	11,200	353,136

		644,592

Insurance – 4.6%
Lincoln National Corp.	12,900	243,036
MetLife, Inc.	13,000	453,180
Prudential Financial, Inc.	7,700	233,002
The Hartford Financial Services Group, Inc.	17,400	285,708
Travelers Companies, Inc.	8,800	397,760

		1,612,686

TOTAL FINANCIALS		2,513,918

HEALTH CARE – 8.9%
Biotechnology – 1.2%
Vertex Pharmaceuticals, Inc. (a)	13,700	416,206

Health Care Equipment & Supplies – 0.9%
Baxter International, Inc.	5,800	310,822

Health Care Providers & Services – 1.8%
Aetna, Inc.	9,100	259,350
McKesson Corp.	9,800	379,554

		638,904

Life Sciences Tools & Services – 2.8%
Life Technologies Corp. (a)	15,300	356,643
Sequenom, Inc. (a)	13,500	267,840
Thermo Fisher Scientific, Inc. (a)	10,100	344,107

		968,590

Pharmaceuticals – 2.2%
Mylan, Inc. (a)	40,200	397,578
Pfizer, Inc.	21,300	377,223

		774,801

TOTAL HEALTH CARE		3,109,323

INDUSTRIALS – 9.7%
Aerospace & Defense – 5.8%
Honeywell International, Inc.	12,100	397,243
Lockheed Martin Corp.	5,400	454,032
Precision Castparts Corp.	6,600	392,568
Raytheon Co.	7,700	393,008
United Technologies Corp.	7,300	391,280

		2,028,131

Construction & Engineering – 1.0%
Quanta Services, Inc. (a)	17,100	338,580

Electrical Equipment – 0.8%
SunPower Corp. (a)	9,617	292,741

Industrial Conglomerates – 2.1%
General Electric Co.	22,400	362,880
Tyco International Ltd.	17,000	367,200

		730,080

TOTAL INDUSTRIALS		3,389,532

INFORMATION TECHNOLOGY – 12.7%
Communications Equipment – 3.4%
Cisco Systems, Inc. (a)	29,300	477,590
Corning, Inc.	31,300	298,289
QUALCOMM, Inc.	11,800	422,794

		1,198,673

Computers & Peripherals – 3.6%
Apple, Inc. (a)	4,500	384,075
Hewlett-Packard Co.	13,200	479,028
International Business Machines Corp.	4,800	403,968

		1,267,071

Internet Software & Services – 1.1%
Google, Inc. Class A (a)	1,250	384,563

IT Services – 0.5%
Mastercard, Inc. Class A	1,100	157,223

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 55.7%	Shares	Value

Semiconductors & Semiconductor Equipment – 2.1%
Applied Materials, Inc.	40,300	$408,239
Maxim Integrated Products, Inc.	30,100	343,742

		751,981

Software – 2.0%
Electronic Arts, Inc. (a)	19,900	319,196
Microsoft Corp.	19,400	377,136

		696,332

TOTAL INFORMATION TECHNOLOGY		4,455,843

MATERIALS – 3.8%
Chemicals – 3.6%
Air Products and Chemicals, Inc.	8,000	402,160
Celanese Corp. Class A	22,400	278,432
Mosaic Co.	8,200	283,720
Potash Corp. of Saskatchewan, Inc.	1,200	87,864
Praxair, Inc.	3,300	195,888

		1,248,064

Metals & Mining – 0.2%
Nucor Corp.	1,700	78,540

TOTAL MATERIALS		1,326,604

Total Common Stocks (Cost $26,429,898)		$19,446,411

	Face	Fair
Corporate Bonds – 36.2%	Amount	Value

CONSUMER DISCRETIONARY – 3.3%
Automobiles – 0.6%
Daimler Finance North America LLC 6.500%, 11/15/2013	$250,000	$195,193
Media – 2.5%
Clear Channel Communications Inc. 4.250%, 05/15/2009	100,000	88,500
Comcast Corp. 5.875%, 02/15/2018	150,000	142,385
Cox Communications, Inc. 6.750%, 03/15/2011	250,000	243,476
Rogers Cable, Inc. 5.500%, 03/15/2014	150,000	138,536
The Walt Disney Co. 6.200%, 06/20/2014	250,000	265,654

		878,551

Multiline Retail – 0.2%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/2016	150,000	91,192

TOTAL CONSUMER DISCRETIONARY		1,164,936

CONSUMER STAPLES – 2.9%
Beverages – 0.4%
Anheuser-Busch Cos., Inc. 5.500%, 01/15/2018	150,000	136,579

Food & Staples Retailing – 1.2%
CVS/Caremark Corp. 5.750%, 06/01/2017	150,000	141,450
Kroger Co. 6.400%, 08/15/2017	150,000	151,518
Safeway, Inc. 6.350%, 08/15/2017	150,000	148,546

		441,514

Food Products – 0.8%
Bunge N.A. Finance LP 5.900%, 04/01/2017	150,000	109,347
Kraft Foods, Inc. 6.500%, 08/11/2017	150,000	151,017

		260,364

Household Products – 0.5%
Kimberly-Clark Corp. 6.125%, 08/01/2017	150,000	160,077

TOTAL CONSUMER STAPLES		998,534

ENERGY – 3.3%
Energy Equipment & Services – 0.3%
Weatherford International Ltd. 6.000%, 03/15/2018	150,000	126,175

Oil, Gas & Consumable Fuels – 3.0%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	150,000	132,693
Boardwalk Pipelines LP 5.500%, 02/01/2017	250,000	202,462
Enterprise Products Operating LP 5.000%, 03/01/2015	150,000	122,393
Magellan Midstream Partners LP 6.400%, 07/15/2018	150,000	127,141
Valero Energy Corp. 4.750%, 06/15/2013	250,000	229,932
XTO Energy, Inc. 4.900%, 02/01/2014	250,000	225,565

		1,040,186

TOTAL ENERGY		1,166,361

FINANCIALS – 12.8%
Capital Markets – 2.7%
Jefferies Group Inc. 5.875%, 06/08/2014	150,000	115,723
Mellon Funding Corp. 5.500%, 11/15/2018	250,000	215,904
Merrill Lynch & Co., Inc. 6.050%, 05/16/2016	150,000	140,524
Morgan Stanley 4.750%, 04/01/2014	250,000	190,680
Nuveen Investments, Inc. 5.500%, 09/15/2015	250,000	39,063
The Goldman Sachs Group, Inc. 5.150%, 01/15/2014	250,000	225,399

		927,293

Commercial Banks – 2.2%
BB&T Corp. 5.200%, 12/23/2015	150,000	142,767

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 36.2%	Amount	Value

Commercial Banks (continued)
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (b) (c)	$250,000	$106,962
KeyBank NA 5.700%, 11/01/2017	150,000	109,524
PNC Funding Corp. 5.250%, 11/15/2015	150,000	144,674
RBS Capital Trust III 5.512%, Perpetual (c)	250,000	100,037
Wachovia Capital Trust III
5.800%, Perpetual (c)	250,000	147,565

		751,529

Consumer Finance – 2.1%
American General Finance Corp. 5.400%, 12/01/2015	150,000	56,099
Capital One Bank USA NA 5.125%, 02/15/2014	250,000	231,553
Discover Financial Services 6.450%, 06/12/2017	150,000	105,407
HSBC Finance Corp. 6.375%, 11/27/2012	250,000	244,802
SLM Corp. 5.375%, 05/15/2014	150,000	101,339

		739,200

Diversified Financial Services – 2.3%
Bank of America Corp. 5.750%, 08/15/2016	150,000	140,404
Capmark Financial Group, Inc. 6.300%, 05/10/2017	150,000	41,302
Citigroup, Inc. 5.850%, 08/02/2016	150,000	145,486
General Electric Capital Corp. 5.000%, 01/08/2016	250,000	242,455
JP Morgan Chase & Co. 5.150%, 10/01/2015	250,000	236,393

		806,040

Insurance – 1.7%
Assurant, Inc. 5.625%, 02/15/2014	250,000	190,186
Liberty Mutual Group, Inc. 5.750%, 03/15/2014 (b)	250,000	161,774
MetLife, Inc. 5.375%, 12/15/2012	250,000	235,765

		587,725

Real Estate Investment Trusts – 1.8%
Colonial Realty LP 6.050%, 09/01/2016	150,000	87,522
Duke Realty LP 4.625%, 05/15/2013	250,000	157,423
HCP, Inc. 6.000%, 01/30/2017	150,000	72,385
iStar Financial, Inc. 6.000%, 12/15/2010	250,000	105,038
Post Apartment Homes LP 5.125%, 10/12/2011	250,000	198,956

		621,324

TOTAL FINANCIALS		4,433,111

HEALTH CARE – 1.9%
Health Care Equipment & Supplies – 0.3%
Hospira, Inc. 6.050%, 03/30/2017	150,000	122,019

Health Care Providers & Services – 0.8%
UnitedHealth Group, Inc. 6.000%, 02/15/2018	150,000	138,631
WellPoint, Inc. 5.875%, 06/15/2017	150,000	136,740

		275,371

Pharmaceuticals – 0.8%
Abbott Laboratories 5.600%, 11/30/2017	150,000	162,614
Wyeth 6.950%, 03/15/2011	100,000	104,191

		266,805

TOTAL HEALTH CARE		664,195

INDUSTRIALS – 1.8%
Building Products – 0.3%
Owens Corning, Inc. 6.500%, 12/01/2016	150,000	108,784

Commercial Services & Supplies – 0.4%
Waste Management, Inc. 6.100%, 03/15/2018	150,000	129,960

Industrial Conglomerates – 0.4%
Hutchison Whampoa International (03/33) Ltd. 6.250%, 01/24/2014 (b)	150,000	143,761

Road & Rail – 0.7%
CSX Corp. 5.600%, 05/01/2017	150,000	133,472
ERAC USA Finance Co. 6.375%, 10/15/2017 (b)	150,000	104,259

		237,731

TOTAL INDUSTRIALS		620,236

INFORMATION TECHNOLOGY – 0.4%
IT Services – 0.4%
Computer Sciences Corp. 6.500%, 03/15/2018 (b)	150,000	129,427

TOTAL INFORMATION TECHNOLOGY		129,427

TELECOMMUNICATION SERVICES – 3.3%
Diversified Telecommunication Services – 2.6%
AT&T Corp. 7.300%, 11/15/2011	250,000	259,908
Embarq Corp. 6.738%, 06/01/2013	150,000	126,865

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 36.2%	Amount	Value

Diversified Telecommunication Services (continued)

Telecom Italia Capital SA 5.250%, 10/01/2015	$100,000	$76,227
Telefonos de Mexico S.A.B. de C.V. 5.500%, 01/27/2015	250,000	226,725
Verizon Florida LLC 6.125%, 01/15/2013	250,000	238,471

		928,196

Wireless Telecommunication Services – 0.7%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	250,000	230,325

TOTAL TELECOMMUNICATION SERVICES		1,158,521

UTILITIES – 6.5%
Electric Utilities – 4.8%
Commonwealth Edison Co. 5.950%, 08/15/2016	150,000	140,189
Duke Energy Carolinas LLC 6.050%, 04/15/2038	150,000	165,142
Kansas City Power & Light Co. 5.850%, 06/15/2017	150,000	137,569
Nevada Power Co. 5.950%, 03/15/2016	150,000	143,984
Pennsylvania Electric Co. 6.050%, 09/01/2017	150,000	134,775
Potomac Power Co. 6.500%, 11/15/2037	150,000	146,887
PSEG Power LLC 5.000%, 04/01/2014	250,000	224,562
Southern Power Co.
4.875%, 07/15/2015	250,000	222,846
Union Electric Co. 6.400%, 06/15/2017	150,000	136,964
Virginia Electric and Power Co. 4.750%, 03/01/2013	250,000	240,666

		1,693,584

Gas Utilities – 0.6%
Spectra Energy Capital LLC 5.500%, 03/01/2014	250,000	219,173

Multi-Utilities – 0.7%
Consumers Energy Co. 6.000%, 02/15/2014	250,000	249,710

Water Utilities – 0.4%
American Water Capital Corp. 6.085%, 10/15/2017	150,000	130,869

TOTAL UTILITIES		2,293,336

Total Corporate Bonds (Cost $15,209,044)		$12,628,657

	Face	Fair
Repurchase Agreements – 7.1%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$2,497,000	$2,497,000

Repurchase price $2,497,001
Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033
Fair Value: $2,546,818
Total Repurchase Agreements (Cost $2,497,000)		$2,497,000

Total Investments – 99.0% (Cost $44,135,942) (d)		$34,572,068
Other Assets in Excess of Liabilities – 1.0%		342,748

Net Assets – 100.0%		$34,914,816

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2008, the value of these securities totaled $646,183 or 1.9% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2008.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $41,638,942)	$32,075,068
Repurchase agreements	2,497,000
Cash	301
Receivable for securities sold	602,821
Receivable for fund shares sold	61,833
Dividends and accrued interest receivable	266,674
Prepaid expenses and other assets	767

Total assets	35,504,464

Liabilities:
Payable for securities purchased	467,470
Payable for fund shares redeemed	84,826
Payable for investment management services	17,243
Accrued custody expense	1,195
Accrued professional fees	11,018
Accrued accounting fees	5,043
Accrued printing and filing fees	2,853

Total liabilities	589,648

Net assets	$34,914,816

Net assets consist of:
Par value, $1 per share	$3,167,887
Paid-in capital in excess of par value	49,620,812
Accumulated net realized loss on investments	(8,446,693)
Net unrealized depreciation on investments	(9,563,874)
Undistributed net investment income	136,684

Net assets	$34,914,816

Shares outstanding	3,167,887

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$11.02

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$945,487
Dividends (net of withholding tax of $2,692)	637,701

Total investment income	1,583,188

Expenses:
Management fees	300,634
Custodian fees	7,289
Directors’ fees	4,166
Professional fees	14,328
Accounting fees	32,485
Printing and filing fees	6,061
Compliance expense	4,911
Other	947

Total expenses	370,821

Net investment income	1,212,367

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(8,024,274)
Change in unrealized appreciation/depreciation on investments	(10,555,311)

Net realized/unrealized gain (loss) on investments	(18,579,585)

Change in net assets from operations	$(17,367,218)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,212,367	$1,205,475
Net realized gain (loss) on investments	(8,024,274)	5,991,485
Change in unrealized appreciation/depreciation on investments	(10,555,311)	(2,742,797)

Change in net assets from operations	(17,367,218)	4,454,163

Distributions to shareholders:
Distributions from net investment income	(1,075,689)	(1,077,718)

Capital transactions:
Received from shares sold	6,110,882	3,211,250
Received from dividends reinvested	1,075,689	1,077,718
Paid for shares redeemed	(15,662,751)	(12,909,788)

Change in net assets from capital transactions	(8,476,180)	(8,620,820)

Change in net assets	(26,919,087)	(5,244,375)
Net Assets:
Beginning of year	61,833,903	67,078,278

End of year	$34,914,816	$61,833,903

Undistributed net investment income	$136,684	$127,757

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$16.60	$15.79	$14.11	$13.05	$12.35
Operations:
Net investment income	0.40	0.34	0.27	0.25	0.24
Net realized and unrealized gain (loss) on investments	(5.63)	0.76	1.61	0.99	0.64

Total from operations	(5.23)	1.10	1.88	1.24	0.88

Distributions:
Distributions from net investment income	(0.35)	(0.29)	(0.20)	(0.18)	(0.18)

Net asset value, end of year	$11.02	$16.60	$15.79	$14.11	$13.05

Total return	–31.46%	6.99%	13.32%	9.49%	7.11%
Ratios and supplemental data:
Net assets at end of year (millions)	$34.9	$61.8	$67.1	$66.2	$71.4
Ratios to average net assets:
Expenses	0.74%	0.71%	0.71%	0.71%	0.71%
Net investment income	2.43%	1.85%	1.69%	1.66%	1.97%
Portfolio turnover rate	128%	143%	178%	180%	240%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Objective/Strategy

The International Portfolio seeks total return on assets by investing primarily in equity securities of foreign companies.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-46.08%
Five years	-2.76%
Ten years	-1.74%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the International Portfolio returned -46.08% versus -42.70% for the current benchmark, the MSCI EAFE Growth Index (Net-USD).

Escalating volatility continued to affect global equity markets during the first quarter. The first quarter’s poor equity returns were accompanied by a plethora of negative news events and an overall deterioration of investment confidence. After a January lull, commodity prices resumed their upward trajectory in February and reached periodic peaks in the first half of March. The strength of the gold price was almost perfectly mirrored by the continuing weakness of the U.S. dollar. Its relative attractiveness weakened by aggressive Federal Reserve rate cuts and increasingly negative sentiment, the dollar managed to drop in excess of 10% relative to the Japanese yen and plumbed new all-time lows versus the euro.

The bottom in international equity performance for the first quarter came near the end of January. Global markets were given positive signals by the Federal Reserve in the form of two consecutive rate cuts totaling 125 basis points for the benchmark Federal Funds rate. The rate cuts followed on the heels of a major trading scandal involving the French bank, Societe Generale, leading to increased doubts about the overall health of the world financial system. Many major global financial institutions continued to write-off their exposures to low quality U.S. mortgages. The staggering degree of magnitude of these write-offs caused most market participants to rediscover the concept of counter-party risk, leading to almost total paralysis in short-term credit markets. The crisis climaxed in the middle of March as U.S. broker, Bear Stearns, collapsed and was subsequently rescued by a combined action of JPMorgan Chase and the Federal Reserve.

After gaining some traction in April, equities ended flat for the second quarter, as international markets reacted negatively to accelerating inflation and decelerating global growth. The market became increasingly concerned about stagflation. Oil continued its record assent, piercing the $140/barrel mark in late June. The credit crisis also persisted. Bond insurers MBIA and Ambac, saw their credit ratings downgraded by Standard & Poor’s and Moody’s.

Market confidence was shaken further in the third quarter by bank failures in the U.S. and Europe, as the global credit crisis has re-emerged with a vengeance. During the quarter, several U.S. institutions including Freddie Mac, Fannie Mae, IndyMac, Merrill Lynch, Wachovia, Washington Mutual, and Lehman Brothers became casualties of this insidious financial crisis. The contagion spread across the Atlantic where, in the closing weeks of the quarter, European governments were forced to save failing institutions including Fortis, Dexia, Bradford & Bingley, Glitnir, and Hypo Real Estate.

As a result, investors became increasingly concerned about the possibility of a protracted global recession. These fears, along with evidence of demand destruction in the developed world, effectively reversed the commodity surge. After climbing to record levels, commodities hit an inflection point in early July and subsequently fell precipitously. These price declines have eased concerns over inflation, thus allowing the world’s central banks to support financial markets by providing liquidity to the system. At the same time, the turnaround in commodity prices mirrored the reversal of the U.S. dollar. After reaching record lows, the dollar rebounded strongly in the second half.

The fourth quarter of 2008 proved to be the most difficult global economic environment in the post-World War II period as the financial crisis spread to all corners of the economy. The quarter was marked with bank failures, frozen credit markets, rising unemployment, political instability, plummeting commodity prices, and the near collapse of the “Big 3” automakers. U.S. and European governments were forced into de-facto nationalization of the Financials sector in order to save major financial institutions including Citigroup, Goldman Sachs, Morgan Stanley, JPMorgan Chase, Bank of America, Merrill Lynch, Wells Fargo, Bank of New York Mellon, State Street, Royal Bank of Scotland, HBOS, Lloyds, UBS, Credit Suisse, Credit Agricole, BNP Paribas, Societe Generale, Landsbanki, Glitner, and Kaupthing.

Meanwhile, the crisis spread to the real economy, as the major developed economies entered into a severe recession. Gross Domestic Product (“GDP”) growth in the U.S., Europe, and Japan turned negative while emerging economies also experienced severe slowdowns. Several countries, including Iceland, Ukraine, Hungary, Belarus, and Pakistan, bordered on collapse and required emergency International Monetary Fund bailout packages.

In response to rapidly deteriorating economic conditions, governments around the globe pushed back with unprecedented vigor, utilizing the full range of available policy tools. Through a series of largely coordinated actions, central banks cut interest rates with extreme prejudice. The U.S. and Japan cut rates to nearly 0% while the European Central Bank lowered rates by 225

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

basis points. Additionally, the U.S., European and Asian governments enacted a wide range of economic bailout measures including the guaranteeing of bank deposits and money market investments, direct investment into financial institutions, nationalization of failing banks, direct purchases of commercial paper, and economic stimulus plans.

The Portfolio benefited from strong stock selection and a relative underweight position in the United Kingdom, strong stock selection and an overweight position in Israel, and strong stock selection in Australia.

Individual stocks that contributed most significantly to the Portfolio’s performance included: St. George Bank Ltd., an Australian bank that was acquired in May by rival firm Westpac Banking, which gained 32.53% during the reporting period; iShares MSCI Japan, which produced a 1.05% return, as Japan outperformed largely due to the strength of the Yen, and OAO TMK, a Russian seamless steel pipe producer, as the firm performed well in the first half of the year as energy prices reached record highs.(1)

Stock selection in Japan, Canada and the Portfolio’s over-weighted position in India adversely affected the Portfolio’s performance. On a sector basis, relative underperformance was delivered by stock selection in Financials, Consumer Discretionary and Materials.(1)

Stocks that most significantly held back performance included: China Cosco Holdings Co. Ltd., a Chinese shipping firm, which fell 79.32% during the reporting period, Yara International ASA, a Norwegian fertilizer producer, which fell 70.66% during the reporting period, and Nikon Corp., a Japanese camera producer, which was down 61.36% for the reporting period.(1)

We expect the financial crisis to continue into 2009 with an increased possibility of a global recession. Given the instability in the world’s financial markets and the deterioration of economic fundamentals in the developed world, we expect equity markets to continue to experience increased volatility and heightened levels of risk in the short term. Concurrently, we view the successful passage of the Paulson bailout package as a potential catalyst for global equity markets, and we would not be surprised to see a sharp counter-trend rally in the not too distant future.

While the Portfolio remains over-weighted in emerging markets versus the benchmark, we have paired this overweight significantly given political instability in emerging Europe and the negative impact of falling commodity prices on petroleum exporting emerging markets. Consistent with our previous comments, we continue to maintain a significant underweight in Europe. The continent has already reached recessionary territory, having just completed its second quarter of negative GDP growth. Although European equity markets appear inexpensive on several valuation measures, consensus earnings estimates for 2009 and 2010 appear to be excessively optimistic given the economic backdrop discussed above. At the same time, we are concerned that the European Central Bank’s singular focus on inflation will continue to hamper the central bank’s ability to deal proactively with the global financial crisis. Japanese markets, on the other hand, have held up relatively well given the deteriorating macro-economic environment, and we continue to find interesting stock-specific opportunities.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Growth Index (Net-USD) is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation. The index presented herein includes the effect of minimum reinvestment of dividends.

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	88.5
Preferred Stocks (3)	1.5
Exchange Traded Funds (3)	4.2
Repurchase Agreements and Other Net Assets	5.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	iShares MSCI Japan Index Fund	4.2
2.	Nestle SA	3.8
3.	Roche Holding AG – Genusschien	3.7
4.	Telefonica SA	2.8
5.	BHP Billiton Ltd.	2.6
6.	Imperial Tobacco Group PLC	2.5
7.	Yamada Denki Co. Ltd.	2.3
8.	ABB Ltd.	2.3
9.	Komatsu Ltd.	2.3
10.	E.ON AG	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets

Japan	17.0
Switzerland	15.2
United Kingdom	14.2
Spain	7.5
Canada	5.9
Australia	4.1
Germany	3.3
France	3.3
Taiwan	3.2
Hong Kong	3.0

Ohio National Fund, Inc.
International Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 88.5%	Shares	Value

Switzerland – 15.2%
ABB Ltd. (a) (b)	268,400	$4,093,138
Compagnie Financiere Richemont SA (b)	166,200	3,166,755
Nestle SA (b)	172,500	6,830,680
Novartis AG – ADR	60,100	2,990,576
Roche Holding AG – Genusschein (b)	42,900	6,641,654
Syngenta AG (b)	18,557	3,604,986

		27,327,789

United Kingdom – 14.2%
AMEC PLC (b)	276,000	1,992,494
Autonomy Corp. PLC (a) (b)	224,000	3,116,988
Diageo PLC (b)	203,000	2,852,320
Icon PLC – ADR (a)	88,600	1,744,534
Imperial Tobacco Group PLC (b)	166,500	4,447,376
Reckitt Benckiser Group PLC (b)	52,400	1,963,476
Reed Elsevier PLC (b)	284,200	2,086,547
Serco Group PLC (b)	441,300	2,888,769
Shire PLC (b)	121,200	1,785,271
Smiths Group PLC (b)	210,200	2,701,061

		25,578,836

Japan – 12.8%
Keyence Corp. (b)	13,200	2,712,758
Komatsu Ltd. (b)	318,100	4,057,847
Panasonic Corp. (b)	160,000	1,966,757
Shimano, Inc. (b)	90,500	3,562,686
Sumitomo Mitsui Financial Group, Inc. (b)	712	2,953,249
Terumo Corp. (b)	77,100	3,611,784
Yamada Denki Co. Ltd. (b)	60,300	4,215,071

		23,080,152

Spain – 7.5%
Banco Santander SA (b)	297,700	2,875,991
Enagas (b)	124,000	2,738,082
Indra Sistemas SA (b)	120,767	2,771,942
Telefonica SA (b)	224,700	5,071,859

		13,457,874

Canada – 5.9%
Nexen, Inc. (b)	131,100	2,277,922
Potash Corp. of Saskatchewan	41,900	3,067,918
Shoppers Drug Mart Corp. (b)	66,400	2,584,463
Talisman Energy, Inc. (b)	267,580	2,640,036

		10,570,339

Australia – 4.1%
BHP Billiton Ltd. (b)	220,700	4,688,592
CSL Ltd. (b)	115,700	2,728,421

		7,417,013

Germany – 3.3%
E.ON AG (b)	96,400	3,729,458
SGL Carbon AG (a) (b)	67,900	2,273,376

		6,002,834

France – 3.3%
Groupe Danone (b)	59,800	3,613,108
Nexans SA (b)	38,900	2,329,421

		5,942,529

Taiwan – 3.2%
HTC Corp. (b)	310,100	3,112,738
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	329,000	2,599,100

		5,711,838

Hong Kong – 3.0%
Hong Kong Exchanges & Clearing Ltd. (b)	299,300	2,873,560
Sun Hung Kai Properties Ltd. (b)	307,000	2,583,264

		5,456,824

Netherlands – 2.8%
Koninklijke KPN NV (b)	177,600	2,582,029
Qiagen NV (a)	140,000	2,458,400

		5,040,429

Brazil – 2.4%
Cia Vale do Rio Doce – ADR	245,300	2,612,445
Petroleo Brasileiro SA – ADR	89,300	1,822,613

		4,435,058

Turkey – 1.9%
Turkcell Iletisim Hizmet AS – ADR	229,400	3,344,652

Norway – 1.8%
Yara International ASA (b)	144,000	3,167,535

China – 1.8%
China Railway Construction Corp. Ltd. (a) (b)	2,112,500	3,162,644

Israel – 1.5%
Teva Pharmaceutical Industries Ltd. – ADR	64,200	2,732,994

Singapore – 1.4%
Singapore Exchange Ltd. (b)	723,000	2,575,464

Italy – 1.4%
ENI SpA (b)	101,000	2,430,431

Portugal – 1.0%
Galp Energia SGPS SA (b)	170,000	1,706,833

Total Common Stocks (Cost $211,121,579)		$159,142,068

		Fair
Preferred Stocks – 1.5%	Shares	Value

Brazil – 1.5%
Banco Itau Holding Financeira SA, Preference (b)	233,300	$2,611,119

Total Preferred Stocks (Cost $3,796,029)		$2,611,119

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Exchange Traded Funds – 4.2%	Shares	Value

Japan – 4.2%
iShares MSCI Japan Index Fund	793,400	$7,600,772

Total Exchange Traded Funds (Cost $6,707,555)		$7,600,772

	Face	Fair
Repurchase Agreements – 4.5%	Amount	Value

State Street Bank 0.010% 01/02/2009	$8,075,000	$8,075,000

Repurchase price $8,075,004
Collateralized by:
U.S. Treasury Bill 0.100%, 02/19/2009 Fair Value: $8,240,000
Total Repurchase Agreements (Cost $8,075,000)		8,075,000

Total Investments – 98.7% (Cost $229,700,163) (c)		$177,428,959
Other Assets in Excess of Liabilities – 1.3%		2,318,659

Net Assets – 100.0%		$179,747,618

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $138,379,955 or 77.0% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00 pm Eastern Time U.S. market close.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

Sector Classifications: (Common and Preferred Stocks)

Health Care	13.7%
Consumer Staples	12.4%
Industrials	12.0%
Materials	9.5%
Financials	9.2%
Consumer Discretionary	8.3%
Information Technology	8.0%
Energy	7.2%
Telecommunication Services	6.1%
Utilities	3.6%

90.0%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $221,625,163)	$169,353,959
Repurchase agreements	8,075,000
Cash	809
Foreign currency (Cost $86,174)	81,516
Receivable for fund shares sold	3,449,097
Dividends and accrued interest receivable	157,339
Foreign tax reclaim receivable	102,383
Prepaid expenses and other assets	74,875

Total assets	181,294,978

Liabilities:
Payable for securities purchased	448,774
Payable for fund shares redeemed	908,946
Payable for investment management services	126,482
Accrued custody expenses	34,275
Accrued professional fees	10,242
Accrued accounting fees	1,293
Accrued printing and filing fees	17,348

Total liabilities	1,547,360

Net assets	$179,747,618

Net assets consist of:
Par value, $1 per share	$23,779,411
Paid-in capital in excess of par value	296,545,095
Accumulated net realized loss on investments	(89,317,531)
Net unrealized depreciation on:
Investments	(52,271,204)
Foreign currency related transactions	(9,983)
Undistributed net investment income	1,021,830

Net assets	$179,747,618

Shares outstanding	23,779,411

Authorized Fund shares allocated to Portfolio	30,000,000

Net asset value per share	$7.56

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$64,407
Dividends (net of $644,212 foreign taxes withheld)	5,534,081

Total investment income	5,598,488

Management fees	2,262,434
Custodian fees	192,694
Directors’ fees	23,374
Professional fees	27,645
Accounting fees	72,485
Printing and filing fees	38,336
Compliance expense	4,911
Other	5,121

Total expenses	2,627,000

Net investment income	2,971,488

Realized/unrealized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(85,797,626)
Foreign currency contracts	(5,980)
Futures contracts	(938,512)
Foreign currency related transactions	(937,819)
Change in unrealized appreciation/depreciation on:
Investments	(74,848,364)
Foreign currency related transactions	(70,669)

Net realized/unrealized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	(162,598,970)

Change in net assets from operations	$(159,627,482)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,971,488	$2,499,793
Net realized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	(87,679,937)	49,733,679
Change in unrealized appreciation/depreciation on investments, foreign currency contracts, and other foreign currency related transactions	(74,919,033)	(18,847,590)

Change in net assets from operations	(159,627,482)	33,385,882

Capital transactions:
Received from shares sold	86,201,321	82,963,061
Paid for shares redeemed	(135,986,904)	(60,146,527)

Change in net assets from capital transactions	(49,785,583)	22,816,534

Change in net assets	(209,413,065)	56,202,416
Net Assets:
Beginning of year	389,160,683	332,958,267

End of year	$179,747,618	$389,160,683

Undistributed net investment income	$1,021,830	$1,342,358

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$14.02	$12.81	$10.76	$9.84	$8.71
Operations:
Net investment income	0.13	0.09	0.05	0.05	0.03
Net realized and unrealized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	(6.59)	1.12	2.02	0.87	1.10

Total from operations	(6.46)	1.21	2.07	0.92	1.13

Distributions:
Distributions from net investment income	—	—	(0.02)	—	—

Net asset value, end of year	$7.56	$14.02	$12.81	$10.76	$9.84

Total return	–46.08%	9.45%	19.23%	9.40%	12.97%
Ratios and supplemental data:
Net assets at end of year (millions)	$179.7	$389.2	$333.0	$212.2	$123.1
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.91%	0.99%	1.03%	1.11%	1.11%
Net investment income	1.03%	0.66%	0.58%	0.61%	0.36%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.91%	0.99%	1.03%	1.12%	1.16%
Portfolio turnover rate	214%	123%	72%	117%	76%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-39.01%
Five years	-2.69%
Ten years	3.48%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Capital Appreciation Portfolio returned -39.01% versus -37.00% for the current benchmark, the S&P 500 Index.

The fiscal year ended December 31, 2008 was a difficult time for virtually all equity styles and sectors. Problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The third quarter of the year proved exceptionally tumultuous, culminating in an alarming series of events: the U.S. government’s takeover of Fannie Mae, Freddie Mac, and American International Group (“AIG”); the failure of Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s acquisition of Merrill Lynch; and the conversion of investment banks, Goldman Sachs and Morgan Stanley, to commercial banks.

With an unprecedented level of coordination and cooperation, the U.S. Treasury Department and the Federal Reserve presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program. Toward the end of the year, financial market liquidity conditions showed some improvement from the panicked conditions of the fall, but this did little to rekindle either borrowers’ demand for funds or lenders’ willingness to lend.

The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to the most severe recession in recent history, as the effects of the credit crisis worked through the real economy. Inflation worries dissipated, as commodity prices fell sharply. Crude oil closed the year at just under $45 per barrel, leading to a five-year low in U.S. gasoline prices. In an effort to stimulate growth, the Federal Open Market Committee lowered the Federal Funds rate over the year, from 4.25% to a record low 0.25%.

Corporations across the globe offered cautious outlooks for 2009. Significant cost-savings plans were announced, including both workforce reductions and capital-expenditure cuts. Completing the worst year since 1937, stock markets fell along with corporate bond prices, reflecting the difficult outlook and expectations of reduced solvency.

Liquidation-driven selling appears to have abated at the year’s end, and the market seems to have stopped trading equities as an asset class. Although the Portfolio’s positions were not able to sidestep the market meltdown, we believe the strong balance sheets and high free cash flow characteristics of many of our companies could support higher valuations as this market stabilizes and returns focus to company fundamentals.

While we avoided the high profile financial debacles, the Financials sector was still the biggest detriment to the Portfolio’s absolute return. Shares of XL Capital Ltd., a Bermuda-based insurer and reinsurer, fell as worries about the health of the insurance industry intensified. On a company-specific level, concern over whether Fitch and Moody’s would downgrade XL Capital Ltd.’s credit rating put incremental pressure on an already challenging situation. However, the two most important insurance ratings agencies, A.M. Best and S&P, affirmed XL Capital Ltd.’s rating following its announcement of third quarter 2008 results. Additionally, XL Capital Ltd. suffered catastrophe losses and further realized and unrealized losses in its investment portfolio.(1)

Consumer Discretionary positions meaningfully detracted from absolute and relative performance; however, individual holdings had mixed results. Many of our media names, such as Warner Music Group Corp., declined on fears of advertising cuts, but there has been little in the way of estimate cuts for our holdings for the media portion of the Consumer Discretionary sector, especially relative to the stock price declines.(1)

Ticketmaster Entertainment, Inc., a spin-off from IAC/InterActiveCorp, fell due to investor concern over the company’s competitive position versus rival LiveNation. Ticket sales are less economically sensitive than most industries, and Ticketmaster Entertainment, Inc. is trying to add revenue streams with venues by starting a secondary market. We view the stock’s valuation as a multiple of cash flow as trading at illogical levels. We are also encouraged by the company’s affirmation of its commitment to reduce 2009 operating expenses by $35 million, the performance of the ticketing business in prior weak economic environments, and the ability of the business to generate large amounts of free cash flow.(1)

On the positive side, H&R Block, Inc. and Bally Technologies, Inc. advanced. H&R Block, Inc.’s new management has restructured the company so that its prospects are dominated by its industry-leading tax preparation franchise, which is energized and taking share under new leadership. The remaining business is RSM McGladrey, the fifth largest accounting firm in the U.S. Earlier in 2008, H&R Block, Inc. sold its Option One mortgage business and securities brokerage unit, H&R Block Financial Advisors. While

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

the $800 million of mortgages on the balance sheet still poses a risk, we noted that none of the mortgages were sub-prime.(1)

Energy positions Schlumberger Ltd., Newfield Exploration Co. and National Oilwell Varco, Inc. posted double-digit losses, but we have maintained these positions given strong valuation support as well as solid intermediate-term fundamentals. While we believe the secular supply/demand imbalance for many commodities will persist, we have taken profits and trimmed the Portfolio’s Energy weighting over the past few months in order to protect it from a cyclical correction as demand moderated. We were concerned that the economic slowdown and malaise that the developed Organization for Economic Co-operation & Development (“OECD”) countries have been experiencing could spread to the emerging markets, which have been the biggest drivers of demand for those commodities. The energy markets have seen inventories increase in the U.S. because of the economic slowdown, causing the resultant pullback of prices of crude and natural gas from peak levels. Within the oil and gas complex, we continue to focus on companies with solid international production growth, exposure to newly defined resource plays or compelling valuation.(1)

Materials and Telecommunication Services underperformed the S&P 500 Index due to losses in Smurfit-Stone Container Corp. and Sprint Nextel Corp.(1)

Industrials, largely on the strength of JetBlue Airways Corp. and Delta Air Lines, Inc., were a strong source of relative gain. Crude oil declined 55% over the past twelve months, causing a moderation in jet fuel prices. JetBlue Airways Corp. and Delta Air Lines, Inc. benefited from this moderation as well as from continued aggressive domestic capacity reductions, which increased revenue per available seat mile (“RASM”). Delta Air Lines, Inc.’s buyout of Northwest Airlines, which created the world’s biggest airline, has prompted new speculation about further industry consolidation.(1)

Health Care, led by Barr Pharmaceuticals, Inc., outperformed the S&P 500 Index. We originally purchased shares of the pharmaceuticals manufacturer in May 2008. We thought the stock was undervalued, given a strong core U.S. generic product cycle on the horizon which should accelerate earnings per share in the second half of 2008 and beyond. Furthermore, with the Pliva acquisition integration risk behind Barr Pharmaceuticals, Inc., the company could once again focus on upcoming opportunities, such as the launches of generic versions of Yasmin and Adderall XR and potential settlements and/or launches of generic versions of Yaz, Ortho-Tricyclen Lo, Mirapex and Allegra D. The announcement by Teva Pharmaceuticals Industries Ltd. that it intends to acquire Barr Pharmaceuticals, Inc. took Barr Pharmaceuticals, Inc. shares higher and effectively shortened our investment horizon. We closed the position at a substantial profit in July.(1)

The Portfolio’s stock selection in Information Technology benefited relative return. An underweight position in Consumer Staples was the primary reason for the Portfolio’s relative loss in this sector. Wal-Mart Stores, Inc. was a bright spot in the Consumer Staples sector, gaining approximately 20%.(1)

The five best performers were Bally Technologies, Inc., Delta Air Lines, Inc., Goldcorp, Inc., QUALCOMM, Inc. and H&R Block, Inc. The five worst performers were Smurfit-Stone Container Corp., Sprint Nextel Corp., XL Capital Ltd., Domtar Corp. and Ticketmaster Entertainment, Inc. The top five contributors to absolute return were Delta Air Lines, Inc., JetBlue Airways Corp., Barr Pharmaceuticals, Inc., H&R Block, Inc. and Goldcorp, Inc. The bottom five detractors from absolute return were Smurfit-Stone Container Corp., Sprint Nextel Corp., XL Capital Ltd., Ticketmaster Entertainment, Inc. and Newfield Exploration Co.(1)

While in the near term changes in the macroeconomic environment drive market performance, as we come out of this crises-driven market, we believe stock selection will ultimately be the key driver for outperformance over market indices. As in 2002 and prior severely negative market environments, turmoil can create tremendous investment opportunities. Our benchmark-agnostic approach enables us to capitalize on these dislocations and find the hidden gems amongst the rubble. Through our fundamental research, we are identifying new ideas in a variety of sectors that we believe have been overlooked by the market and possess catalysts that we believe will drive value realization. While the recession is currently underway, there are a growing number of company and industry specific investment stories where a weak economic backdrop is more than priced into valuations. At present time, many of these stock opportunities are in sectors where we have a long history of investing experience. Despite the economic and market challenges, we are confident we will continue to prudently craft a robust Portfolio to lead us into significant upside versus current market expectations.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	95.1
Repurchase Agreements and Other Net Assets	4.9

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	ConAgra Foods, Inc.	2.3
2.	Wyeth	2.2
3.	Time Warner Cable, Inc.	2.2
4.	Pinnacle Entertainment, Inc.	2.1
5.	Republic Services, Inc.	2.1
6.	The Charles Schwab Corp.	2.1
7.	JetBlue Airways Corp.	2.0
8.	Discovery Communications, Inc. Class A	2.0
9.	Watson Pharmaceuticals, Inc.	2.0
10.	Cadbury PLC	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Consumer Discretionary	21.6
Industrials	14.8
Financials	13.0
Health Care	11.8
Information Technology	11.8
Energy	8.1
Consumer Staples	7.7
Materials	4.1
Utilities	1.6
Telecommunication Services	0.6

95.1

Ohio National Fund, Inc.
Capital Appreciation Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 95.1%	Shares	Value

CONSUMER DISCRETIONARY – 21.6%
Auto Components – 2.1%
Gentex Corp.	180,400	$1,592,932
The Goodyear Tire & Rubber Co. (a)	97,200	580,284

		2,173,216

Diversified Consumer Services – 3.9%
Career Education Corp. (a)	66,200	1,187,628
H&R Block, Inc.	75,300	1,710,816
Weight Watchers International, Inc.	37,400	1,100,308

		3,998,752

Hotels, Restaurants & Leisure – 2.8%
Bally Technologies, Inc. (a)	30,100	723,303
Pinnacle Entertainment, Inc. (a)	289,200	2,221,056

		2,944,359

Household Durables – 2.6%
Ryland Group, Inc.	87,800	1,551,426
Sony Corp. – ADR	52,800	1,154,736

		2,706,162

Internet & Catalog Retail – 1.3%
HSN, Inc. (a)	49,980	363,355
Ticketmaster Entertainment, Inc. (a)	162,080	1,040,553

		1,403,908

Media – 8.2%
Discovery Communications, Inc. Class A (a)	146,800	2,078,688
Liberty Global, Inc. Series C (a)	65,296	991,193
Pearson PLC – ADR	80,200	765,108
Time Warner Cable, Inc. (a)	103,900	2,228,655
Viacom, Inc. Class B (a)	87,144	1,660,965
Warner Music Group Corp.	253,600	765,872

		8,490,481

Specialty Retail – 0.7%
Urban Outfitters, Inc. (a)	46,600	698,068

TOTAL CONSUMER DISCRETIONARY		22,414,946

CONSUMER STAPLES – 7.7%
Food & Staples Retailing – 1.0%
Wal-Mart Stores, Inc.	19,300	1,081,958

Food Products – 5.3%
Cadbury PLC (b)	227,835	2,013,253
ConAgra Foods, Inc.	141,700	2,338,050
Tyson Foods, Inc. Class A	127,600	1,117,776

		5,469,079

Household Products – 1.4%
Kimberly-Clark Corp.	27,400	1,445,076

TOTAL CONSUMER STAPLES		7,996,113

ENERGY – 8.1%
Energy Equipment & Services – 2.3%
National Oilwell Varco, Inc. (a)	47,300	1,156,012
Schlumberger Ltd.	28,400	1,202,172

		2,358,184

Oil, Gas & Consumable Fuels – 5.8%
Marathon Oil Corp.	40,500	1,108,080
Newfield Exploration Co. (a)	65,700	1,297,575
Occidental Petroleum Corp.	31,400	1,883,686
Peabody Energy Corp.	29,400	668,850
XTO Energy, Inc.	30,000	1,058,100

		6,016,291

TOTAL ENERGY		8,374,475

FINANCIALS – 13.0%
Capital Markets – 7.3%
Eaton Vance Corp.	29,600	621,896
KKR Private Equity Investors LP – RDU (a) (b) (c)	75,200	264,286
Lazard Ltd. Class A	37,400	1,112,276
Morgan Stanley	56,300	903,052
The Bank Of New York Mellon Corp.	26,151	740,858
The Charles Schwab Corp.	134,100	2,168,397
The Goldman Sachs Group, Inc.	21,300	1,797,507

		7,608,272

Consumer Finance – 1.7%
SLM Corp. (a)	193,700	1,723,930

Insurance – 4.0%
Axis Capital Holdings Ltd.	40,700	1,185,184
StanCorp Financial Group, Inc.	40,000	1,670,800
White Mountains Insurance Group Ltd.	3,800	1,015,018
XL Capital Ltd. Class A	76,500	283,050

		4,154,052

TOTAL FINANCIALS		13,486,254

HEALTH CARE – 11.8%
Health Care Equipment & Supplies – 2.6%
Advanced Medical Optics, Inc. (a)	140,400	928,044
Alcon, Inc.	20,000	1,783,800

		2,711,844

Health Care Providers & Services – 1.6%
Humana, Inc. (a)	43,200	1,610,496

Pharmaceuticals – 7.6%
Novartis AG – ADR	20,000	995,200
Pfizer, Inc.	57,800	1,023,638
Shire PLC – ADR	35,100	1,571,778
Watson Pharmaceuticals, Inc. (a)	76,300	2,027,291
Wyeth	60,500	2,269,355

		7,887,262

TOTAL HEALTH CARE		12,209,602

INDUSTRIALS – 14.8%
Aerospace & Defense – 2.2%
Hexcel Corp. (a)	79,100	584,549
Honeywell International, Inc.	52,500	1,723,575

		2,308,124

Airlines – 4.0%
Delta Air Lines, Inc. (a)	174,600	2,000,916
JetBlue Airways Corp. (a)	298,300	2,117,930

		4,118,846

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 95.1%	Shares	Value

Commercial Services & Supplies – 3.3%
Republic Services, Inc.	89,415	$2,216,598
Waste Management, Inc.	36,100	1,196,354

		3,412,952

Machinery – 2.7%
Dover Corp.	50,600	1,665,752
IDEX Corp.	45,700	1,103,655

		2,769,407

Trading Companies & Distributors – 2.6%
Aircastle Ltd.	169,900	812,122
RSC Holdings, Inc. (a)	218,200	1,859,064

		2,671,186

TOTAL INDUSTRIALS		15,280,515

INFORMATION TECHNOLOGY – 11.8%
Communications Equipment – 4.0%
Cisco Systems, Inc. (a)	112,800	1,838,640
Motorola, Inc.	144,200	638,806
Nokia Corp. – ADR	108,900	1,698,840

		4,176,286

Computers & Peripherals – 1.5%
Diebold, Inc.	55,000	1,544,950

Internet Software & Services – 1.1%
IAC/InterActiveCorp (a)	75,950	1,194,693

IT Services – 1.2%
CACI International, Inc. Class A (a)	27,500	1,239,975

Software – 4.0%
Check Point Software Technologies Ltd. (a)	87,400	1,659,726
Manhattan Associates, Inc. (a)	41,600	657,696
Symantec Corp. (a)	131,600	1,779,232

		4,096,654

TOTAL INFORMATION TECHNOLOGY		12,252,558

MATERIALS – 4.1%
Chemicals – 2.4%
E.I. du Pont de Nemours & Co.	66,900	1,692,570
Nalco Holding Co.	64,300	742,022

		2,434,592

Containers & Packaging – 0.1%
Smurfit-Stone Container Corp. (a)	443,100	112,991

Metals & Mining – 1.5%
Goldcorp, Inc.	49,700	1,567,041

Paper & Forest Products – 0.1%
Domtar Corp. (a)	80,500	134,435

TOTAL MATERIALS		4,249,059

TELECOMMUNICATION SERVICES – 0.6%
Wireless Telecommunication Services – 0.6%
Sprint Nextel Corp. (a)	355,100	649,833

TOTAL TELECOMMUNICATIONS SERVICES		649,833

UTILITIES – 1.6%
Independent Power Producers & Energy Traders – 1.6%
NRG Energy, Inc. (a)	71,600	1,670,428

TOTAL UTILITIES		1,670,428

Total Common Stocks (Cost $148,384,545)		$98,583,783

	Face	Fair
Repurchase Agreements – 1.8%	Amount	Value

US Bank 0.010% 01/02/2009	$1,862,000	$1,862,000

Repurchase price $1,862,001
Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $1,899,149
Total Repurchase Agreements (Cost $1,862,000)		$1,862,000

Total Investments – 96.9% (Cost $150,246,545) (d)		$100,445,783
Other Assets in Excess of Liabilities – 3.1%		3,188,961

Net Assets – 100.0%		$103,634,744

Percentages are stated as a percent of net assets.

Abbreviations:

 ADR: American Depository Receipts

 RDU: Restricted Depository Unit

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $2,277,539 or 2.2% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2008, the value of this security totaled $264,286 or 0.3% of the Portfolio’s net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $148,384,545)	$98,583,783
Repurchase agreements	1,862,000
Cash	385
Receivable for securities sold	391,442
Receivable for fund shares sold	3,520,148
Dividends and accrued interest receivable	110,630
Prepaid expenses and other assets	2,336

Total assets	104,470,724

Liabilities:
Payable for securities purchased	720,415
Payable for fund shares redeemed	22,127
Payable for investment management services	63,745
Accrued custody expense	1,767
Accrued professional fees	12,325
Accrued accounting fees	7,516
Accrued printing and filing fees	8,085

Total liabilities	835,980

Net assets	$103,634,744

Net assets consist of:
Par value, $1 per share	$8,394,356
Paid-in capital in excess of par value	165,120,157
Accumulated net realized loss on investments	(20,212,066)
Net unrealized depreciation on investments	(49,800,762)
Undistributed net investment income	133,059

Net assets	$103,634,744

Shares outstanding	8,394,356

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$12.35

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$75,196
Dividends (net of withholding tax of $21,846)	2,324,456
Other	1,592

Total investment income	2,401,244

Expenses:
Management fees	1,191,940
Custodian fees	11,395
Directors’ fees	12,415
Professional fees	20,445
Accounting fees	55,769
Printing and filing fees	17,616
Compliance expense	4,911
Other	3,038

Total expenses	1,317,529

Net investment income	1,083,715

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(17,972,884)
Foreign currency related transactions	(13,766)
Change in unrealized appreciation/depreciation on investments	(52,485,931)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(70,472,581)

Change in net assets from operations	$(69,388,866)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,083,715	$1,016,768
Net realized gain (loss) on investments and foreign currency related transactions	(17,986,650)	27,776,195
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(52,485,931)	(18,903,998)

Change in net assets from operations	(69,388,866)	9,888,965

Distributions to shareholders:
Distributions from net investment income	(936,890)	(919,601)

Capital transactions:
Received from shares sold	20,186,486	17,898,192
Received from dividends reinvested	936,890	919,601
Paid for shares redeemed	(44,797,966)	(52,658,929)

Change in net assets from capital transactions	(23,674,590)	(33,841,136)

Change in net assets	(94,000,346)	(24,871,772)
Net Assets:
Beginning of year	197,635,090	222,506,862

End of year	$103,634,744	$197,635,090

Undistributed net investment income	$133,059	$90,823

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$20.45	$19.79	$17.08	$16.31	$14.55
Operations:
Net investment income	0.14	0.11	0.12	0.08	0.08
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(8.12)	0.65	2.68	0.78	1.74

Total from operations	(7.98)	0.76	2.80	0.86	1.82

Distributions:
Distributions from net investment income	(0.12)	(0.10)	(0.09)	(0.09)	(0.06)

Net asset value, end of year	$12.35	$20.45	$19.79	$17.08	$16.31

Total return	–39.01%	3.82%	16.37%	5.27%	12.50%
Ratios and supplemental data:
Net assets at end of year (millions)	$103.6	$197.6	$222.5	$169.6	$129.4
Ratios to average net assets:
Expenses	0.87%	0.84%	0.85%	0.88%	0.91%
Net investment income	0.71%	0.46%	0.64%	0.60%	0.54%
Portfolio turnover rate	79%	69%	80%	86%	100%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Objective/Strategy

The Millennium Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-42.54%
Five years	-2.91%
Ten years	1.80%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Millennium Portfolio returned -42.54% versus -38.54% for the current benchmark, the Russell 2000 Growth Index.

The Portfolio underperformed the Russell 2000 Growth Index. During what became the worst year on record for small cap stocks since 1973, and a year in which value significantly outperformed growth, it was the quality bias in our Portfolio–which we believe is the key to our long-term outperformance–that held us back versus the Russell 2000 Growth Index.(1)

During the year, small cap stocks with the highest growth rates were the most out of favor with investors, with five growth sectors finishing the year down by over 40 percent. As investors favored the lower quality growth companies we tend to avoid, Information Technology and Energy companies were among the worst performers. Our Portfolio performed well relative to the benchmark during the fourth quarter, but it was not enough to erase a deficit for the year. In addition, stocks with long-term growth rates over 20% were the worst performers, whereas the slowest growers handed in better results. This performance differential on a growth rate basis was a trend that was seen for most of 2008.(1)

We saw our strongest performance within the Energy and Industrials sectors. Within Industrials, Bucyrus International, Inc., a mining equipment firm, and Lindsay Corp., an irrigation company, performed well early in the year, and Allegiant Travel Co. performed well in the second half. Allegiant Travel Co. is a low-cost leisure air travel company serving smaller markets that has been able to take market share from mainstream airlines as they pull out of some of the secondary markets in order to cut costs. AeroVironment, Inc. also performed well. AeroVironment, Inc. designs and develops fuel-efficient unmanned aircraft used for surveillance, intelligence gathering, and reconnaissance. We continue to believe in the longer-term prospects of our prison services theme, with companies such as The Geo Group, Inc. and Cornell Companies, Inc. Unfortunately, performance of these stocks disappointed this period as the weakening economy put public sector projects on hold.(1)

Within Energy, Alpha Natural Resources, Inc., an Appalachian coal producer, performed extremely well. Plains Exploration and Production Co., an oil and gas properties company, also benefited the Portfolio. Looking forward, to avoid being too directly attached to volatile commodity price movements, we are remaining sector-neutral in Energy, focusing on well-run companies with good earnings visibility.(1)

The biggest detriment to performance came from the Information Technology sector. Negative earnings surprises during the first quarter were primarily responsible for our poor performance within this sector.(1)

Telecommunication Services was another area of weakness this past year, but as it’s an area we believe will perform well as the climate begins to improve, we have been selectively adding to holdings within the sector. We own Leap Wireless International, Inc., a low-cost wireless provider with great subscriber growth numbers, that performed well, and SBA Communications Corp., a cell tower company whose performance was poor as a result of what we think are overblown concerns about the company’s access to financing. We are very positive on SBA Communications Corp. – in fact, at year end, it was the largest holding within the Portfolio.(1)

Within Consumer Staples, typically considered a defensive area, Central European Distribution Corp., an importer and distributor of alcoholic beverages in Poland, was among our poorest performers. While the stock suffered during the global economic slowdown, we continue to believe in the company and its prospects, and we continue to own the stock.(1)

The Consumer Discretionary sector was also detrimental during the period. We continued to invest in our secondary education theme, but consolidated holdings in this area selling the weaker links: American Public Education Inc. and Capella Education Company. However, we continue to hold Strayer Education, Inc., DeVry, Inc., and ITT Educational Services, Inc., all of which performed well during the period. Another segment of the Consumer Discretionary sector we find interesting is gaming, with companies such as WMS Industries, Inc., a manufacturer of casino and lottery game terminals. While there is a perception that the gaming industry is in a downturn, casinos continue to spend on new machines and equipment to remain competitive with one another. WMS Industries, Inc. has a high quality product line and a diversified revenue stream, and we believe they will continue to exceed expectations moving forward.(1)

As we look at the coming year, we are more constructive on the outlook for small cap growth stocks. As such, we are selectively shifting the Portfolio away from last year’s defensive stance, and beginning to position the Portfolio for a more typical market environment. We are looking for opportunities for the Portfolio, through investments in companies and sectors that tend to move with the market.

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

We think the market will turn on positive changes in credit and housing, and we expect to see improvement there by the second half of 2009. We believe that once the financial rescue package begins to loosen credit, and as fiscal stimulus begins to flow through the economy, the tailwind that impacted small cap growth stocks in 2008 will begin to dissipate. Despite runs in performance that we have seen in the lower quality stocks, we continue to believe that longer term, stock selection will be a key and that the market will reward companies that possess strong fundamentals and quality growth characteristics. The companies that meet our fundamental criteria generally have strong balance sheets in that they posses good cash flow characteristics and are under leveraged and, therefore, do not have to go to the market for financing which should benefit them on a competitive basis longer term.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	98.3
Repurchase Agreements Less Net Liabilities	1.7

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

		% of Net Assets

1.	SBA Communications Corp. Class A	3.9
2.	Leap Wireless International, Inc.	2.1
3.	WMS Industries, Inc.	2.1
4.	Comstock Resources, Inc.	2.1
5.	ITT Educational Services, Inc.	2.0
6.	Strayer Education, Inc.	2.0
7.	DeVry, Inc.	1.9
8.	Myriad Genetics, Inc.	1.9
9.	Equinix, Inc.	1.9
10.	The GEO Group, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Health Care	25.9
Information Technology	19.2
Consumer Discretionary	13.9
Industrials	13.8
Financials	6.9
Energy	6.5
Consumer Staples	6.1
Telecommunication Services	6.0

98.3

Ohio National Fund, Inc.
Millennium Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 98.3%	Shares	Value

CONSUMER DISCRETIONARY – 13.9%
Diversified Consumer Services – 6.0%
DeVry, Inc.	11,500	$660,215
ITT Educational Services, Inc. (a)	7,300	693,354
Strayer Education, Inc.	3,200	686,112

		2,039,681

Hotels, Restaurants & Leisure – 4.3%
Bally Technologies, Inc. (a)	18,100	434,943
Panera Bread Co. (a)	6,300	329,112
WMS Industries, Inc. (a)	27,050	727,645

		1,491,700

Specialty Retail – 3.6%
GameStop Corp. Class A (a)	23,000	498,180
Gymboree Corp. (a)	12,300	320,907
Tractor Supply Co. (a)	11,400	411,996

		1,231,083

TOTAL CONSUMER DISCRETIONARY		4,762,464

CONSUMER STAPLES – 6.1%
Beverages – 1.6%
Central European Distribution Corp. (a)	27,200	535,840

Food & Staples Retailing – 1.2%
BJ’s Wholesale Club, Inc. (a)	12,500	428,250

Food Products – 1.8%
Diamond Foods, Inc.	12,000	241,800
Flowers Foods, Inc.	15,200	370,272

		612,072

Personal Products – 1.5%
Chattem, Inc. (a)	7,100	507,863

TOTAL CONSUMER STAPLES		2,084,025

ENERGY – 6.5%
Oil, Gas & Consumable Fuels – 6.5%
Arena Resources, Inc. (a)	21,200	595,508
Comstock Resources, Inc. (a)	15,200	718,200
Concho Resources, Inc. (a)	24,400	556,808
Plains Exploration & Production Co. (a)	15,100	350,924

		2,221,440

TOTAL ENERGY		2,221,440

FINANCIALS – 6.9%
Capital Markets – 5.2%
Greenhill & Co., Inc.	7,300	509,321
KBW, Inc. (a)	21,700	499,100
Riskmetrics Group, Inc. (a)	33,300	495,837
Stifel Financial Corp. (a)	6,300	288,855

		1,793,113

Commercial Banks – 1.7%
PrivateBancorp, Inc.	17,600	571,296

TOTAL FINANCIALS		2,364,409

HEALTH CARE – 25.9%
Biotechnology – 6.1%
Cubist Pharmaceuticals, Inc. (a)	14,000	338,240
Emergent Biosolutions, Inc. (a)	20,800	543,088
Martek Biosciences Corp.	18,500	560,735
Myriad Genetics, Inc. (a)	9,900	655,974

		2,098,037

Health Care Equipment & Supplies – 8.5%
Greatbatch, Inc. (a)	15,100	399,546
Immucor, Inc. (a)	16,500	438,570
Masimo Corp. (a)	19,300	575,719
Meridian Bioscience, Inc.	15,300	389,691
NuVasive, Inc. (a)	15,100	523,215
ResMed, Inc. (a)	15,100	565,948

		2,892,689

Health Care Providers & Services – 4.1%
Almost Family, Inc. (a)	9,400	422,812
athenahealth, Inc. (a)	11,600	436,392
LHC Group, Inc. (a)	15,100	543,600

		1,402,804

Health Care Technology – 1.4%
MedAssets, Inc. (a)	33,800	493,480

Life Sciences Tools & Services – 1.5%
Techne Corp.	8,000	516,160

Pharmaceuticals – 4.3%
Optimer Pharmaceuticals, Inc. (a)	49,100	594,601
Perrigo Co.	13,700	442,647
Viropharma, Inc. (a)	33,000	429,660

		1,466,908

TOTAL HEALTH CARE		8,870,078

INDUSTRIALS – 13.8%
Aerospace & Defense – 4.5%
Aerovironment, Inc. (a)	14,600	537,426
Axsys Technologies, Inc. (a)	10,400	570,544
Heico Corp.	10,800	419,364

		1,527,334

Airlines – 2.4%
Allegiant Travel Co. (a)	10,600	514,842
Continental Airlines, Inc. (a)	17,400	314,244

		829,086

Commercial Services & Supplies – 4.4%
Clean Harbors, Inc. (a)	7,600	482,144
Cornell Companies, Inc. (a)	21,400	397,826
The GEO Group, Inc. (a)	35,300	636,459

		1,516,429

Road & Rail – 1.1%
Old Dominion Freight Line, Inc. (a)	13,000	369,980

Trading Companies & Distributors – 1.4%
Beacon Roofing Supply, Inc. (a)	34,600	480,248

TOTAL INDUSTRIALS		4,723,077

INFORMATION TECHNOLOGY – 19.2%
Communications Equipment – 3.0%
Avocent Corp. (a)	29,200	522,972

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 98.3%	Shares	Value

Communications Equipment (continued)
F5 Networks, Inc. (a)	22,000	$502,920

		1,025,892

Electronic Equipment & Instruments – 1.5%
Cogent, Inc. (a)	36,900	500,733

Internet Software & Services – 5.5%
Equinix, Inc. (a)	12,200	648,918
IAC/InterActiveCorp (a)	25,100	394,823
Omniture, Inc. (a)	48,900	520,296
Vocus, Inc. (a)	17,900	325,959

		1,889,996

IT Services – 1.3%
Alliance Data Systems Corp. (a)	9,100	423,423

Semiconductor & Semiconductor Equipment – 3.9%
Hittite Microwave Corp. (a)	14,300	421,278
Silicon Laboratories, Inc. (a)	14,400	356,832
Varian Semiconductor Equipment Associates, Inc. (a)	31,000	561,720

		1,339,830

Software – 4.0%
Ansys, Inc. (a)	13,900	387,671
Concur Technologies, Inc. (a)	15,200	498,864
Nuance Communications, Inc. (a)	46,200	478,632

		1,365,167

TOTAL INFORMATION TECHNOLOGY		6,545,041

TELECOMMUNICATION SERVICES – 6.0%
Wireless Telecommunication Services – 6.0%
Leap Wireless International, Inc. (a)	27,200	731,408
SBA Communications Corp. Class A (a)	81,500	1,330,080

		2,061,488

TOTAL TELECOMMUNICATION SERVICES		2,061,488

Total Common Stocks
(Cost $35,689,229)		$33,632,022

	Face	Fair
Repurchase Agreements – 2.2%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$732,000	$732,000

Repurchase price $732,000
Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $746,604
Total Repurchase Agreements (Cost $732,000)		$732,000

Total Investments – 100.5% (Cost $36,421,229) (b)		$34,364,022
Liabilities in Excess of Other Assets – (0.5)%		(158,374)

Net Assets – 100.0%		$34,205,648

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value
(Cost $35,689,229)	$33,632,022
Repurchase agreements	732,000
Cash	395
Receivable for securities sold	344,216
Receivable for fund shares sold	24,761
Dividends and accrued interest receivable	920
Prepaid expenses and other assets	839

Total assets	34,735,153

Liabilities:
Payable for securities purchased	403,523
Payable for fund shares redeemed	84,536
Payable for investment management services	22,586
Accrued custody expense	1,677
Accrued professional fees	11,005
Accrued accounting fees	3,332
Accrued printing and filing fees	2,846

Total liabilities	529,505

Net assets	$34,205,648

Net assets consist of:
Par value, $1 per share	$2,368,447
Paid-in capital in excess of par value	65,856,637
Accumulated net realized loss on investments	(31,962,229)
Net unrealized depreciation on investments	(2,057,207)

Net assets	$34,205,648

Shares outstanding	2,368,447

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$14.44

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$13,153
Dividends (net of withholding tax of $691)	104,755

Total investment income	117,908

Expenses:
Management fees	423,041
Custodian fees	8,072
Directors’ fees	4,305
Professional fees	14,492
Accounting fees	22,789
Printing and filing fees	6,508
Compliance expense	4,911
Other	979

Total expenses	485,097

Net investment loss	(367,189)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(13,216,348)
Foreign currency related transactions	12
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(14,574,651)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(27,790,987)

Change in net assets from operations	$(28,158,176)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(367,189)	$(461,103)
Net realized gain (loss) on investments and foreign currency related transactions	(13,216,336)	8,867,184
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(14,574,651)	6,632,410

Change in net assets from operations	(28,158,176)	15,038,491

Capital transactions:
Received from shares sold	12,734,336	10,902,795
Paid for shares redeemed	(21,422,842)	(17,478,958)

Change in net assets from capital transactions	(8,688,506)	(6,576,163)

Change in net assets	(36,846,682)	8,462,328
Net Assets:
Beginning of year	71,052,330	62,590,002

End of year	$34,205,648	$71,052,330

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$25.13	$19.94	$18.57	$18.57	$16.74
Operations:
Net investment loss	(0.16)	(0.16)	(0.13)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(10.53)	5.35	1.50	0.10	1.95

Total from operations	(10.69)	5.19	1.37	—	1.83

Net asset value, end of year	$14.44	$25.13	$19.94	$18.57	$18.57

Total return	–42.54%	26.03%	7.38%	0.00%	10.93%
Ratios and supplemental data:
Net assets at end of year (millions)	$34.2	$71.1	$62.6	$71.4	$89.0
Ratios to average net assets:
Expenses	0.92%	0.89%	0.89%	0.90%	0.91%
Net investment loss	(0.70)%	(0.70)%	(0.59)%	(0.53)%	(0.64)%
Portfolio turnover rate	224%	156%	219%	179%	104%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio)

 Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-51.30%
Five years	2.42%
Ten years	4.25%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the International Small-Mid Company Portfolio returned -51.30% versus -49.02% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

International small caps had an extremely challenging year of performance. The severe slowdown in global growth coupled with the acute onset of the credit crisis put unrelenting pressure on revenues and earnings. On a regional basis, Japan had the best relative performance of all small cap regional markets. The S&P Japan SmallCap Growth Index declined 27.19%. By comparison, the S&P Europe SmallCap Growth Index slid 51.31%, while the S&P Asia Pacific Ex-Japan SmallCap Growth Index tumbled 60.35%.

In response to rapidly deteriorating economic conditions, governments around the globe pushed back with unprecedented vigor, utilizing the full range of available policy tools. Through a series of largely coordinated actions, central banks cut interest rates with extreme prejudice. The U.S. and Japan cut rates to nearly 0% while the European Central Bank has also lowered rates aggressively. Additionally, the U.S., European and Asian governments enacted a wide range of economic bailout measures including the guaranteeing of bank deposits and money market investments, direct investment into financial institutions, nationalization of failing banks, direct purchases of commercial paper, and economic stimulus plans.

Top performing relative markets in the Portfolio included Canada, Germany and Israel. Weaker relative investments were in Japan, the United Kingdom, and Singapore.(1)

Relative outperforming sectors came from investments in Information Technology, Materials, and Consumer Staples. Eldorado Gold Corporation, a Canadian gold miner, which gained 72.8% during the period, as the firm cash cost structure continued to provide solid margins even in a declining gold price environment. Hokuto Corp., a Japanese mushroom producer, rose 31.75% during the reporting period while Shoppers Drug Mart Corp., a Canadian drugstore retailer, also performed relatively well, gaining 17.8% as both names lived up to their historically defensive characteristics.(1)

On a relative basis, underperformance came from Industrials, Energy, and Consumer Discretionary. Q-Cells AG, a German solar cell producer, was down 75.5% during the period as solar demand was negatively impacted by declining energy prices. Gildan Activewear Inc., a Canadian manufacturer of branded basic active wear, also hurt relative performance, declining 71.4% during the period. Shares were hit hard, as the firm issued its first profit warning since 2001 and production disruptions during the year. John Wood Group plc, a United Kingdom-based international energy service company, slid 68.3% for the year, on energy price declines.(1)

Going forward, we believe that the global economy will likely face continued challenges in 2009. Credit conditions remain relatively tight, equity valuations continue to be overly optimistic, and unemployment is likely to rise further. Major developed economies in the U.S. and Europe will likely face negative growth at least through the first half of the year. While we believe that equity markets remain in the midst of a bear market, we also believe that after considerable declines in 2008, the environment for equity markets may prove to be more positive early in the first quarter. Additionally, the inauguration of President-Elect Barack Obama and the likely passage of a significant stimulus package thereafter may serve as positive catalysts for equity markets.

We continue to remain cautious in regards to Europe as evidenced by the Portfolio’s significant underweight position. Despite several large cuts during the fourth quarter, interest rates in the European Union remain high relative to the U.S. and Japan which have moved towards zero rate environments. Additionally, we still believe that valuations are challenging given the state of the global economy. We are particularly bearish towards Eastern Europe which has been hit hard by the global economic slowdown and is also facing an increasing level of political instability. As of year end, the Portfolio had no exposure to Emerging Europe.(1)

While the Portfolio continues to be under-weighted in Japan, we are finding an increasing number of opportunities to purchase high quality names at relatively attractive valuations. Additionally, we believe that select emerging markets may provide some interesting investment opportunities after suffering sharp downward pressure in 2008. At year end, the Portfolio had positions in Latin America and Emerging Asia.(1)

From a sector perspective, the Portfolio ended the year with over-weighted positions in Consumer Staples, Materials, Health Care and Information Technology with relative underweights in Financials, Consumer Discretionary, Industrials, Energy, and Telecommunication Services.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio) (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Effective October 1, 2008, the Portfolio’s index, the S&P/Citigroup Extended Market (EMI) Growth World ex-U.S. Index was renamed the S&P Developed Small Cap Ex-U.S. Growth Index. S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S .denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	88.9
Repurchase Agreements and Other Net Assets	11.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	Indra Sistemas SA	2.5
2.	K+S AG	2.4
3.	Nice Systems Ltd. - ADR	2.4
4.	Toyo Suisan Kaisha Ltd.	2.4
5.	Square Enix Holdings Co. Ltd.	2.2
6.	JGC Corp.	2.2
7.	Autonomy Corp. PLC	2.1
8.	Grifols SA	1.9
9.	Shionogi & Co. Ltd.	1.9
10.	Hokuto Corp.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings:

% of Net Assets

Japan	20.8
Canada	12.9
United Kingdom	9.2
Spain	8.3
France	5.2
Germany	4.3
Switzerland	4.0
China	3.2
Hong Kong	2.6
Australia	2.6

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 88.9%	Shares	Value

Japan – 20.8%
Air Water, Inc. (b)	65,000	$579,494
Capcom Co. Ltd. (b)	36,500	825,745
Hokuto Corp. (b)	33,900	962,320
JGC Corp. (b)	78,000	1,167,344
NPC, Inc. (b)	14,500	739,084
Shimano, Inc. (b)	18,900	744,030
Shionogi & Co. Ltd. (b)	38,000	981,353
Square Enix Holdings Co. Ltd. (b)	36,200	1,168,084
Sugi Holdings Co. Ltd. (b)	21,500	574,741
Sundrug Co. Ltd. (b)	19,500	541,723
Terumo Corp. (b)	14,000	655,836
Toyo Suisan Kaisha Ltd. (b)	43,000	1,239,105
Yamada Denki Co. Ltd. (b)	10,800	754,938

		10,933,797

Canada – 12.9%
Agnico-Eagle Mines Ltd.	13,500	692,955
Agrium, Inc. (b)	21,400	718,881
Eldorado Gold Corp. (a)	91,800	728,892
Gildan Activewear, Inc. (a)	31,475	370,146
Kinross Gold Corp.	23,400	431,028
Shoppers Drug Mart Corp. (b)	22,400	871,867
Silver Wheaton Corp. (a) (b)	98,700	639,611
SNC-Lavalin Group, Inc. (b)	27,318	878,292
TMX Group, Inc. (b)	17,600	359,128
Viterra, Inc. (a) (b)	57,400	441,717
Yamana Gold, Inc.	87,000	671,640

		6,804,157

United Kingdom – 9.2%
Aggreko PLC (b)	58,966	384,952
AMEC PLC (b)	78,289	565,182
Autonomy Corp. PLC (a) (b)	80,422	1,119,082
Cobham PLC (b)	175,570	524,802
Game Group PLC (b)	321,636	595,948
Icon PLC – ADR (a)	22,500	443,025
John Wood Group PLC (b)	157,187	428,938
Shire PLC – ADR	13,200	591,096
Wellstream Holdings PLC (b)	41,565	213,974

		4,866,999

Spain – 8.3%
Abengoa SA (b)	47,195	795,408
Enagas (b)	27,589	609,201
Gamesa Corporacion Tecnologica SA (b)	34,860	635,610
Grifols SA (b)	58,165	1,019,147
Indra Sistemas SA (b)	56,530	1,297,522

		4,356,888

France – 5.2%
Cie Generale d’Optique Essilor International SA (b)	10,558	495,962
Ipsen SA (b)	18,970	741,475
Neopost SA (b)	6,798	616,839
Nexans SA (b)	4,651	278,513
UBISOFT Entertainment SA (a) (b)	29,684	582,389

		2,715,178

Germany – 4.3%
Bauer AG (b)	9,793	421,446
K+S AG (b)	21,599	1,247,434
SGL Carbon AG (a) (b)	17,506	586,123

		2,255,003

Switzerland – 4.0%
Actelion Ltd. (a) (b)	16,477	932,129
Givaudan (b)	703	555,508
Lindt & Spruengli AG (b)	343	641,777

		2,129,414

China – 3.2%
China South Locomotive and Rolling Stock Corp. (a) (b)	1,532,900	832,689
Giant Interactive Group, Inc. – ADR (a)	60,400	391,996
Tsingtao Brewery Co. Ltd. (b)	224,000	470,703

		1,695,388

Hong Kong – 2.6%
China Everbright International Ltd. (b)	2,878,000	536,578
Hong Kong Exchanges & Clearing Ltd. (b)	89,200	856,403

		1,392,981

Australia – 2.6%
Computershare Ltd. (b)	115,009	628,429
CSL Ltd. (b)	32,414	764,382

		1,392,811

Israel – 2.4%
Nice Systems Ltd. – ADR (a)	55,300	1,242,591

Norway – 2.2%
Fred Olsen Energy ASA (b)	11,000	296,653
Yara International ASA (b)	39,050	858,974

		1,155,627

Singapore – 2.1%
Raffles Education Corp. Ltd. (b)	1,138,000	450,727
Singapore Exchange Ltd. (b)	191,000	680,378

		1,131,105

Netherlands – 2.0%
Fugro NV (b)	9,699	278,779
Imtech NV (b)	23,753	400,837
Qiagen NV (a) (b)	21,126	371,230

		1,050,846

Italy – 2.0%
Davide Campari – Milano SpA (b)	85,524	592,831
ERG SpA (b)	36,219	446,746

		1,039,577

(continued)

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio) (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 88.9%	Shares	Value

Chile – 1.4%
Sociedad Quimica y Minera de Chile SA – ADR	30,100	$734,139

Cayman Islands – 1.0%
China Medical Technologies, Inc. – ADR	24,900	504,474

Bermuda – 0.9%
Pacific Basin Shipping Ltd. (b)	1,023,000	470,925

Sweden – 0.8%
Getinge AB (b)	33,511	406,635

Finland – 0.7%
Konecranes Oyj (b)	22,350	389,078

Malaysia – 0.3%
Mah Sing Group BHD (b)	380,900	176,297

Total Common Stocks (Cost $52,395,495)		$46,843,910

	Face	Fair
Repurchase Agreements – 11.1%	Amount	Value

State Street Bank 0.010% 01/02/2009	$5,853,000	$5,853,000

Repurchase price $5,853,003
Collateralized by:
U.S. Treasury Bill 0.100%, 02/12/2009
Fair Value: $5,975,000
Total Repurchase Agreements (Cost $5,853,000)		$5,853,000

Total Investments – 100.0% (Cost $58,248,495) (c)		$52,696,910
Other Assets in Excess of Liabilities – 0.0%		3,474

Net Assets – 100.0%		$52,700,384

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $40,041,928 or 76.0% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00 pm Eastern Time U.S. market close.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

Sector Classifications:

Industrials	17.2%
Health Care	15.0%
Information Technology	14.9%
Materials	14.9%
Consumer Staples	12.0%
Consumer Discretionary	5.5%
Energy	4.2%
Financials	4.0%
Utilities	1.2%

88.9%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio)

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $52,395,495)	$46,843,910
Repurchase agreements	5,853,000
Cash	635
Receivable for fund shares sold	54,617
Dividends and accrued interest receivable	13,705
Foreign tax reclaim receivable	49,291
Prepaid expenses and other assets	1,222

Total assets	52,816,380

Liabilities:
Payable for fund shares redeemed	42,374
Payable for investment management services	44,427
Accrued custody expense	12,841
Accrued professional fees	10,242
Accrued accounting fees	1,934
Accrued printing and filing fees	4,178

Total liabilities	115,996

Net assets	$52,700,384

Net assets consist of:
Par value, $1 per share	$3,964,382
Paid-in capital in excess of par value	80,393,931
Accumulated net realized loss on investments	(26,035,087)
Net unrealized depreciation on:
Investments	(5,551,585)
Foreign currency related transactions	(3,867)
Accumulated net investment loss	(67,390)

Net assets	$52,700,384

Shares outstanding	3,964,382

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$13.29

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$45,212
Dividends (net of $174,531 foreign taxes withheld)	1,294,038

Total investment income	1,339,250

Expenses:
Management fees	862,906
Custodian fees	82,600
Directors’ fees	7,043
Professional fees	16,311
Accounting fees	38,570
Printing and filing fees	10,434
Compliance expense	4,911
Other	1,506

Total expenses	1,024,281

Net investment income	314,969

Realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(25,849,442)
Foreign currency contracts	8,494
Foreign currency related transactions	(427,203)
Change in unrealized appreciation/depreciation on:
Investments	(31,079,212)
Foreign currency related transactions	902

Net realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	(57,346,461)

Change in net assets from operations	$(57,031,492)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio
(formerly the International Small Company Portfolio)

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$314,969	$263,211
Net realized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	(26,268,151)	9,459,350
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(31,078,310)	3,708,344

Change in net assets from operations	(57,031,492)	13,430,905

Capital transactions:
Received from shares sold	32,910,125	47,970,507
Paid for shares redeemed	(36,157,399)	(23,797,656)

Change in net assets from capital transactions	(3,247,274)	24,172,851

Change in net assets	(60,278,766)	37,603,756
Net Assets:
Beginning of year	112,979,150	75,375,394

End of year	$52,700,384	$112,979,150

Undistributed net investment income (Accumulated net investment loss)	$(67,390)	$106,154

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$27.29	$23.23	$18.87	$14.69	$12.27
Operations:
Net investment income (loss)	0.08	0.07	(0.01)	0.03	0.02
Net realized and unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	(14.08)	3.99	4.98	4.23	2.54

Total from operations	(14.00)	4.06	4.97	4.26	2.56

Distributions:
Distributions from net investment income	—	—	(0.03)	(0.08)	(0.14)
Distributions of net realized capital gains	—	—	(0.58)	—	—

Total distributions	—	—	(0.61)	(0.08)	(0.14)

Net asset value, end of year	$13.29	$27.29	$23.23	$18.87	$14.69

Total return	–51.30%	17.48%	26.35%	28.99%	20.87%
Ratios and supplemental data:
Net assets at end of year (millions)	$52.7	$113.0	$75.4	$49.9	$30.4
Ratios to average net assets:
Expenses	1.19%	1.29%	1.34%	1.47%	1.47%
Net investment income (loss)	0.36%	0.27%	(0.01)%	0.36%	0.16%
Portfolio turnover rate	75%	53%	69%	85%	82%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-43.68%
Five years	-0.96%
Ten years	-7.21%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Aggressive Growth Portfolio returned -43.68% versus -37.00% for the current benchmark, the S&P 500 Index.

Turmoil from the credit crisis and concerns over a prolonged recession characterized U.S. equity markets during the year ended December 31, 2008. U.S. stock prices began the period lower, as stresses in the credit markets, negative sentiment and volatility grew. While the aggressive attempts to address the credit crisis by the U.S. Federal Reserve (“Fed”) helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global markets leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets and led to a dramatic sell-off in September and early October. In response, the U.S. Treasury and the Fed, along with central banks around the world, took unprecedented steps to support markets and global financial institutions. The S&P 500 Index touched an eleven year low in November before rebounding modestly to end the year. Volatility eased by December, but most domestic indices finished the period over 30% lower. In expectation of significant declines in demand due to the global economic slowdown, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period significantly lower. Financials were easily the worst performing sector due to the ongoing credit crisis, while the Materials sector was the second worst, reflecting the decline in commodity prices. Consumer Staples and Health Care, meanwhile, outperformed, but posted double digit declines as well. Growth outperformed valued-oriented indices during the period, although both performed similarly during the worst of the market’s decline.

Weak performing selections across a number of sectors drove the Portfolio’s underperformance during the period. Our holdings in Financials, Consumer Staples and Materials were notable detractors. On a positive note, our selections within Health Care aided comparable results.(1)

The Portfolio’s top individual detractor was Apple, Inc. The company declined in the period due to concerns that the economic slowdown would negatively impact sales of its key computer, iPhone and iPod products. While we recognize that sales could be impacted in the short term, we believe that Apple, Inc.’s competitive position remained intact, driven by what we feel is its superior engineering and vertically integrated, closed loop architecture, which seamlessly combines hardware and software into a generally positive user experience. We believe the continued success of the iPhone and further market share gains in its core computer division will be the key drivers of Apple, Inc.’s future growth.(1)

Lehman Brothers Holdings, Inc. was a top detractor amid turmoil in the credit markets and a bankruptcy protection filing in September. Our thesis on Lehman Brothers Holdings, Inc. centered on the premise that it had sufficient liquidity to weather the market storms. In fact, we evaluated the downside risk through multiple scenario analyses, including a stand-alone valuation of Neuberger Berman, its asset management arm. We built our own model of Lehman Brothers Holdings, Inc.’s balance sheet with as much detail as we found available to try to independently assess the value of the assets held by Lehman Brothers Holdings, Inc. We were attracted by the substantial discount to our determination of book value the market was placing on the company. Unfortunately, we did not appropriately anticipate the dramatic value decline in residential mortgages, commercial mortgages, and whole loans would have on Lehman Brothers Holdings, Inc.’s balance sheet. In the end, the crisis of confidence that hit Lehman Brothers Holdings, Inc. went beyond share price and created a “run on the bank” by Lehman Brothers Holdings, Inc.’s clients and counterparties. What we believe should have been a liquidity issue became a solvency issue and the company filed for bankruptcy protection. After an extremely frustrating turn of events, we exited the position.(1)

ABB Ltd. fell during the period. This provider of power and automation technologies to utility and industrial customers posted lower-than-expected results and suffered from delays in industrial and infrastructure projects due to the financials crisis and the slowing economy. We believe the company will benefit from the long-term trends in global infrastructure development and that the company has a strong market position in automation technologies.(1)

Gilead Sciences, Inc. benefited from studies that showed better results for patients who began using its HIV drug, Truvada, earlier in treatment, suggesting a larger addressable market. Celgene Corp. received a mid-year boost from a strong European rollout of its cancer-fighting drug Revlimid. We think the company is on track to continue to dominate the multiple myeloma (bone marrow cancer) market with Revlimid.(1)

Yahoo!, Inc. was another contributor during the period, benefiting from a buyout offer from Microsoft Corp. early in the year. We exited the position in February after the deal was announced as we felt the offer was a fair bid for Yahoo!, Inc. given the

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

company’s challenges against Google, Inc.’s superior search technology.(1)

In terms of positioning, the Portfolio was over-weighted in Health Care and Materials and under-weighted in Energy and consumer-related sectors at the end of the time period. Looking ahead, it is difficult to determine how deep or protracted this recession will be or the pace of the recovery. Credit availability, employment growth and the housing market represent major headwinds to a quick recovery in our view. Given the high uncertainty in the markets at year end, we were favoring companies with recurring revenue streams that we think have great valuations and growth prospects. We want to own companies that can deliver solid results, even in a tough economy, and have the potential to gain market share from weaker competitors.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	92.1
Repurchase Agreements Less Net Liabilities	7.9

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	Gilead Sciences, Inc.	8.1
2.	Celgene Corp.	6.7
3.	CVS/Caremark Corp.	5.9
4.	ABB Ltd.	4.8
5.	Apple, Inc.	4.5
6.	Oracle Corp.	4.0
7.	Anheuser-Busch InBev	3.5
8.	Cisco Systems, Inc.	3.4
9.	America Movil S.A.B. de C.V. – ADR	3.2
10.	Davide Campari-Milano SpA	3.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	26.6
Health Care	21.6
Consumer Staples	14.9
Industrials	9.3
Financials	8.8
Telecommunication Services	7.9
Consumer Discretionary	1.6
Materials	1.4

92.1

Ohio National Fund, Inc.
Aggressive Growth Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 92.1%	Shares	Value

CONSUMER DISCRETIONARY – 1.6%
Media – 1.6%
News Corp. Class A	31,765	$288,744

TOTAL CONSUMER DISCRETIONARY		288,744

CONSUMER STAPLES – 14.9%
Beverages – 6.5%
Anheuser-Busch InBev (b)	26,992	626,840
Davide Campari-Milano SpA (b)	78,060	541,092

		1,167,932

Food & Staples Retailing – 5.9%
CVS/Caremark Corp.	36,840	1,058,782

Food Products – 2.5%
Bunge Ltd.	8,680	449,363

TOTAL CONSUMER STAPLES		2,676,077

FINANCIALS – 8.8%
Capital Markets – 1.7%
The Goldman Sachs Group, Inc.	1,510	127,429
UBS AG (a)	136	1,945
UBS AG (UBSN VX) (a) (b)	12,155	176,847

		306,221

Commercial Banks – 1.0%
Wells Fargo & Co.	6,140	181,007

Diversified Financial Services – 4.1%
CME Group, Inc.	1,355	281,989
JPMorgan Chase & Co.	9,945	313,566
MarketAxess Holdings, Inc. (a)	16,755	136,721

		732,276

Insurance – 0.8%
ACE Ltd.	2,815	148,970

Real Estate Investment Trusts – 1.2%
CapitalSource, Inc.	46,134	213,139

TOTAL FINANCIAL		1,581,613

HEALTH CARE – 21.6%
Biotechnology – 15.6%
Celgene Corp. (a)	21,765	1,203,169
Genentech, Inc. (a)	1,835	152,140
Gilead Sciences, Inc. (a)	28,460	1,455,445

		2,810,754

Health Care Equipment & Supplies – 2.6%
Intuitive Surgical, Inc. (a)	3,684	467,831

Health Care Providers & Services – 1.6%
UnitedHealth Group, Inc.	10,875	289,275

Pharmaceuticals – 1.8%
Roche Holding AG (b)	2,032	314,588

TOTAL HEALTH CARE		3,882,448

INDUSTRIALS – 9.3%
Air Freight & Logistics – 2.6%
FedEx Corp.	3,815	244,732
United Parcel Service, Inc. Class B	4,130	227,811

		472,543

Electrical Equipment – 5.6%
ABB Ltd. (b)	56,963	868,694
SunPower Corp. (a)	4,767	145,107

		1,013,801

Professional Services – 1.1%
CoStar Group, Inc. (a)	5,870	193,358

TOTAL INDUSTRIALS		1,679,702

INFORMATION TECHNOLOGY – 26.6%
Communications Equipment – 10.6%
Cisco Systems, Inc. (a)	37,405	609,701
Corning, Inc.	53,375	508,664
QUALCOMM, Inc.	10,065	360,629
Research In Motion Ltd. (a)	10,595	429,945

		1,908,939

Computers & Peripherals – 4.5%
Apple, Inc. (a)	9,545	814,666

Electronic Equipment, Instruments & Components – 2.9%
Trimble Navigation Ltd. (a)	23,870	515,831

Internet Software & Services – 4.2%
Equinix, Inc. (a)	4,595	244,408
Google, Inc. Class A (a)	1,130	347,644
VistaPrint Limited (a)	8,160	151,858

		743,910

Semiconductor & Semiconductor Equipment – 0.4%
Cypress Semiconductor Corp. (a)	16,490	73,710

Software – 4.0%
Oracle Corp. (a)	40,615	720,104

TOTAL INFORMATION TECHNOLOGY		4,777,160

MATERIALS – 1.4%
Metals & Mining – 1.4%
Companhia Vale do Rio Doce – ADR	21,260	257,459

TOTAL MATERIALS		257,459

TELECOMMUNICATION SERVICES – 7.9%
Diversified Telecommunication Services – 1.0%
tw telecom, inc. (a)	22,005	186,382

Wireless Telecommunication Services – 6.9%
America Movil S.A.B. de C.V. – ADR	18,610	576,724
Cellcom Israel Ltd.	8,420	186,082
Crown Castle International Corp. (a)	26,860	472,199

		1,235,005

TOTAL TELECOMMUNICATION SERVICES		1,421,387

Total Common Stocks (Cost $22,167,963)		$16,564,590

		Fair
VVPR Strips – 0.0% (c)	Quantity	Value

CONSUMER STAPLES – 0.0%
Beverages – 0.0%
Anheuser-Busch InBev (a) (b)	6,992	$39

TOTAL VVPR Strips (Cost $0)		$39

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Repurchase Agreements – 8.2%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$1,473,000	$1,473,000

Repurchase price $1,473,001
Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $1,502,388
Total Repurchase Agreements (Cost $1,473,000)		$1,473,000

Total Investments – 100.3% (Cost $23,640,963) (d)		$18,037,629
Liabilities in Excess of Other Assets – (0.3)%		(52,611)

Net Assets – 100.0%		$17,985,018

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $2,528,100 or 14.1% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	A VVPR Strip is a coupon attached to specific ordinary common shares that offers tax advantages. The coupon entitles a holder to reduced withholding tax rates on the dividends generated from the related common shares.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $22,167,963)	$16,564,629
Repurchase agreements	1,473,000
Cash	933
Receivable for securities sold	47,346
Receivable for fund shares sold	47,221
Dividends and accrued interest receivable	16,687
Prepaid expenses and other assets	374

Total assets	18,150,190

Liabilities:
Payable for securities purchased	134,588
Payable for fund shares redeemed	3,694
Payable for investment management services	11,472
Accrued custody expense	866
Accrued professional fees	10,616
Accrued accounting fees	2,512
Accrued printing and filing fees	1,424

Total liabilities	165,172

Net assets	$17,985,018

Net assets consist of:
Par value, $1 per share	$3,452,831
Paid-in capital in excess of par value	34,117,913
Accumulated net realized loss on investments	(14,068,195)
Net unrealized appreciation/depreciation on:
Investments	(5,603,334)
Foreign currency related transactions	1,198
Undistributed net investment income	84,605

Net assets	$17,985,018

Shares outstanding	3,452,831

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$5.21

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$40,409
Dividends (net of withholding tax of $15,312)	203,475
Other income	59

Total investment income	243,943

Expenses:
Management fees	206,899
Custodian fees	7,540
Directors’ fees	2,140
Professional fees	12,847
Accounting fees	15,783
Printing and filing fees	3,394
Compliance expense	4,911
Other	357

Total expenses	253,871

Net investment loss	(9,928)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(2,278,119)
Foreign currency related transactions	5,763
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(11,572,466)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(13,844,822)

Change in net assets from operations	$(13,854,750)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(9,928)	$72,553
Net realized gain (loss) on investments and foreign currency related transactions	(2,272,356)	1,493,428
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(11,572,466)	3,786,767

Change in net assets from operations	(13,854,750)	5,352,748

Capital transactions:
Received from shares sold	15,640,261	11,216,356
Paid for shares redeemed	(12,559,831)	(5,580,550)

Change in net assets from capital transactions	3,080,430	5,635,806

Change in net assets	(10,774,320)	10,988,554
Net Assets:
Beginning of year	28,759,338	17,770,784

End of year	$17,985,018	$28,759,338

Undistributed net investment income	$84,605	$72,277

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$9.25	$7.14	$6.75	$5.96	$5.47
Operations:
Net investment income (loss)	(0.01)	0.02	0.02	(0.02)	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(4.03)	2.09	0.37	0.81	0.49

Total from operations	(4.04)	2.11	0.39	0.79	0.49

Net asset value, end of year	$5.21	$9.25	$7.14	$6.75	$5.96

Total return	–43.68%	29.55%	5.78%	13.28%	8.96%
Ratios and supplemental data:
Net assets at end of year (millions)	$18.0	$28.8	$17.8	$16.6	$16.1
Ratios to average net assets:
Expenses	0.98%	0.97%	1.06%	1.03%	0.95%
Net investment income (loss)	(0.04)%	0.34%	0.22%	(0.35)%	0.03%
Portfolio turnover rate	43%	29%	105%	139%	87%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-47.69%
Five years	-2.22%
Ten years	-0.52%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Small Cap Growth Portfolio returned -47.69% versus -38.54% for the current benchmark, the Russell 2000 Growth Index.

Turmoil from the credit crisis and concerns over a prolonged recession characterized U.S. equity markets during the twelve month period ending December 31, 2008. U.S. stock prices began the period lower, as stresses in the credit markets, negative sentiment and volatility grew. While the aggressive attempts to address the credit crisis by the U.S. Federal Reserve (“Fed”) helped markets gain their footing in March and April, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global markets leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets and led to a dramatic sell-off in September and early October. In response, the U.S. Treasury and the Fed, along with central banks around the world, took unprecedented steps to support markets and global financial institutions. The S&P 500 Index touched an eleven year low in November before rebounding modestly to end the year. Volatility eased by December, but most domestic indices finished the period over 30% lower. In expectation of significant declines in demand due to the global economic slowdown, commodity prices dropped precipitously from their peaks in the summer, led by oil, to finish the period significantly lower. Financials were the worst performing sector due to the ongoing credit crisis, while the Materials sector was the second worst, reflecting the decline in commodity prices. Consumer Staples and Health Care, meanwhile, outperformed, but posted double digit declines as well. Growth outperformed valued-oriented indices during the period, although both performed similarly during the worst of the market’s decline.

Individual holdings within Information Technology, Financials, and Consumer Discretionary were key drivers of underperformance during the period. Overall selections within Energy and Materials topped the list of contributors. Select names in Health Care also aided relative results.(1)

Our investment in VistaPrint Limited finished the volatile period in negative territory. Late in the period, this internet supplier of graphics and printed products lowered its full-year profit and sales forecasts, which pressured the stock. We believe the company’s differentiated business model of leveraging high volume production to serve customers that place low volume orders should benefit returns over the longer term. Shorter term, we believe a potential savings of 20-40% to the end customer should drive growth as customers look for a lower price alternative.(1)

Ultimate Software Group, Inc. declined during the year as well, suffering largely from weakening employment and economic conditions. Additionally in July, the company reported an earnings miss attributable to longer implementation times for its human resources software contracts. We see the longer implementation times, while negative to earnings in the short run, as a positive since they are likely a result of the company winning contracts from customers with a larger workforce. In our opinion, this provider of payroll software solutions’ recurring revenue model should provide transparency into future results. Furthermore, we think Ultimate Software Group, Inc.’s growth profile remains intact. However we did trim the position late in the period to right size it for the risk/reward profile.(1)

Individual contributors to performance included health care services company LHC Group, Inc. This provider of skilled home-based health care services gained during the period amid strong quarterly earnings reports, which were largely driven by high volumes and accretive acquisitions. Management also raised its full-year forecast late in the period.(1)

Oil and gas exploration and production company PetroHawk Energy Corp. was another contributor during the period. Rising oil and natural gas prices over the first half of the year provided a tailwind for the shares of the company. In addition, PetroHawk Energy Corp. benefited from better-than-expected productivity reports from new wells in the Haynesville natural gas shale area. While we believe the market undervalued the full potential of PetroHawk Energy Corp.’s underlying assets, we exited the position early in the third quarter (prior to the sell off in energy prices) in favor of what we believe were better risk/reward opportunities.(1)

After starting the year on a strong note, Marvel Entertainment, Inc., a distributor of movies and comics, continued its upward momentum over the first half of the year. While the stock suffered from higher volatility in September and October, it held on to most of its gains. The company’s recent success can be attributed to improved distribution agreements and the release of popular movies like “Iron Man.” We think the company continues to execute its strategy well, but recognize there may not be a strong catalyst for further strength in the stock over the near-term. As such, we trimmed our position in the company.(1)

We do not think the U.S. economy is likely to improve over the near term in part because of weak labor markets and the

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

deleveraging that was occurring through the end of the year. However, we think the unprecedented global cooperation by governments and central banks will help to thaw the banking system and increase the availability of credit. Additionally, valuations across many markets reached attractive levels. More specifically, our research found many individual companies with low earnings multiples relative to our estimate of their long-term outlooks. Lastly, we believe there is significant cash sitting on the sidelines in money market funds and bank deposits.

We continue to manage the Portfolio with the same research-driven process and long term discipline throughout the current market environment. We have seen tumultuous markets in the past and believe the best way to manage client assets through them is to identify high quality small cap growth companies with good management teams trading at attractive risk/reward profiles. The unwinding of leverage, credit concerns, and forced selling continue to dominate market sentiment and that has hurt our performance as fundamental quality has likely not been valued in the short term. Longer term, we expect our collection of stocks – both proven and unproven business models – to emerge as winners from this period of market volatility.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	95.5
Repurchase Agreements and Other Net Assets	4.5

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	CoStar Group, Inc.	3.4
2.	VistaPrint Limited	3.3
3.	Equinix, Inc.	3.2
4.	Solera Holdings, Inc.	3.1
5.	Ultimate Software Group, Inc.	2.7
6.	LHC Group, Inc.	2.3
7.	Lions Gate Entertainment Corp.	2.3
8.	World Fuel Services Corp.	2.1
9.	PSS World Medical, Inc.	2.1
10.	Marvel Entertainment, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	33.6
Health Care	22.0
Industrials	16.7
Consumer Discretionary	14.7
Financials	4.4
Energy	2.6
Telecommunication Services	1.3
Consumer Staples	0.2

95.5

Ohio National Fund, Inc.
Small Cap Growth Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 95.5%	Shares	Value

CONSUMER DISCRETIONARY – 14.7%
Auto Components – 0.3%
Motorcar Parts of America Inc. (a)	10,070	$39,273

Diversified Consumer Services – 2.3%
American Public Education, Inc. (a)	5,685	211,425
Corinthian Colleges, Inc. (a)	4,820	78,904
Sotheby’s	1,035	9,201

		299,530

Hotels, Restaurants & Leisure – 2.2%
Great Canadian Gaming Corp. (a) (b)	14,325	41,890
Kingdom Hotel Investments – GDR (a) (b)	30,180	30,307
Morgans Hotel Group Co. (a)	3,205	14,935
Orient-Express Hotels Ltd. Class A	9,135	69,974
PokerTek, Inc. (a)	7,139	9,281
Vail Resorts, Inc. (a)	4,815	128,079

		294,466

Household Durables – 1.5%
Jarden Corp. (a)	16,810	193,315

Leisure Equipment & Products – 1.2%
Smith & Wesson Holding Corp. (a)	25,330	57,499
Sturm, Ruger & Co, Inc. (a)	17,140	102,326

		159,825

Media – 6.1%
Genius Products, Inc. (a)	104,665	1,047
Lamar Advertising Co. Class A (a)	1,605	20,159
Lions Gate Entertainment Corp. (a)	54,580	300,190
Marvel Entertainment, Inc. (a)	8,995	276,596
MDC Partners, Inc. (a)	8,610	26,174
National CineMedia, Inc.	17,485	177,298

		801,464

Specialty Retail – 1.1%
Bebe Stores, Inc.	19,415	145,030

TOTAL CONSUMER DISCRETIONARY		1,932,903

CONSUMER STAPLES – 0.2%
Beverages – 0.2%
Heckmann Corp. (a)	4,975	28,109

TOTAL CONSUMER STAPLES		28,109

ENERGY – 2.6%
Oil, Gas & Consumable Fuels – 2.6%
Carrizo Oil & Gas, Inc. (a)	4,350	70,035
World Fuel Services Corp.	7,555	279,535

TOTAL ENERGY		349,570

FINANCIALS – 4.4%
Capital Markets – 2.4%
FCStone Group, Inc. (a)	4,125	18,274
Hercules Technology Growth Capital, Inc.	10,571	83,722
optionsXpress Holdings, Inc.	6,185	82,631
Riskmetrics Group, Inc. (a)	8,775	130,660

		315,287

Diversified Financial Services – 1.6%
MarketAxess Holdings, Inc. (a)	20,690	168,831
MSCI, Inc. (a)	2,245	39,871

		208,702

Real Estate Management & Development – 0.4%
LPS Brasil Consultoria de Imoveis SA (b)	19,256	54,498

TOTAL FINANCIALS		578,487

HEALTH CARE – 22.0%
Biotechnology – 3.3%
Acorda Therapeutics, Inc. (a)	7,440	152,595
Genomic Health, Inc. (a)	10,000	194,800
Myriad Genetics, Inc. (a)	1,255	83,156

		430,551

Health Care Equipment & Supplies – 1.7%
CONMED Corp. (a)	4,270	102,224
I-Flow Corp. (a)	15,780	75,744
TomoTherapy, Inc. (a)	22,950	54,621

		232,589

Health Care Providers & Services – 14.8%
athenahealth, Inc. (a)	3,600	135,432
Bio-Reference Labs, Inc. (a)	3,325	87,215
Catalyst Health Solutions, Inc. (a)	9,420	229,377
Genoptix, Inc. (a)	3,840	130,867
Health Grades, Inc. (a)	27,835	57,340
Healthways, Inc. (a)	7,170	82,312
HMS Holdings Corp. (a)	5,220	164,535
Hythiam, Inc. (a)	41,521	16,193
LHC Group, Inc. (a)	8,445	304,020
MWI Veterinary Supply, Inc. (a)	3,795	102,313
Pediatrix Medical Group, Inc. (a)	3,960	125,532
PSS World Medical, Inc. (a)	14,795	278,442
Psychiatric Solutions, Inc. (a)	4,405	122,679
RadNet, Inc. (a)	11,975	40,116
Skilled Healthcare Group, Inc. Class A (a)	7,880	66,507
The Providence Service Corp. (a)	3,525	5,111

		1,947,991

Health Care Technology – 2.2%
MedAssets, Inc. (a)	4,330	63,218
Phase Forward, Inc. (a)	2,805	35,118
SXC Health Solutions Corp. (a)	10,095	187,868

		286,204

TOTAL HEALTH CARE		2,897,335

INDUSTRIALS – 16.7%
Air Freight & Logistics – 1.1%
Forward Air Corp.	5,945	144,285

Commercial Services & Supplies – 3.7%
Ritchie Bros. Auctioneers, Inc.	1,255	26,882
Standard Parking Corp. (a)	12,465	241,073
The GEO Group, Inc. (a)	11,895	214,467

		482,422

Electrical Equipment – 1.5%
Fushi Copperweld, Inc. (a)	11,373	59,936
Harbin Electric, Inc. (a)	9,200	73,508

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 95.5%	Shares	Value

Electrical Equipment (continued)

JA Solar Holdings Co. Ltd. – ADR (a)	16,455	$71,908

		205,352

Machinery – 0.6%
Barnes Group, Inc.	5,215	75,618

Marine – 0.8%
Horizon Lines, Inc.	31,060	108,399

Professional Services – 7.8%
CoStar Group, Inc. (a)	13,471	443,735
Huron Consulting Group, Inc. (a)	4,400	251,988
Odyssey Marine Exploration, Inc. (a)	25,775	82,995
Resources Connection, Inc. (a)	12,360	202,457
UTEK Corp. (a)	5,410	48,149

		1,029,324

Road & Rail – 1.2%
Old Dominion Freight Line, Inc. (a)	5,605	159,518

TOTAL INDUSTRIALS		2,204,918

INFORMATION TECHNOLOGY – 33.6%
Communications Equipment – 2.3%
ARRIS Group, Inc. (a)	11,710	93,095
CommScope, Inc. (a)	13,550	210,567

		303,662

Computers & Peripherals – 0.9%
Data Domain, Inc. (a)	6,765	127,182

Electronic Equipment, Instruments & Components – 2.2%
Amphenol Corp. Class A	870	20,863
DTS, Inc. (a)	9,350	171,572
L-1 Identity Solutions, Inc. (a)	14,080	94,899

		287,334

Internet Software & Services – 15.6%
Bankrate, Inc. (a)	4,050	153,900
Constant Contact, Inc. (a)	4,445	58,896
DealerTrack Holdings, Inc. (a)	10,605	126,093
Equinix, Inc. (a)	7,925	421,531
GSI Commerce, Inc. (a)	11,925	125,451
Kowabunga, Inc. (a)	44,475	2,669
LivePerson, Inc. (a)	52,900	96,278
MercadoLibre, Inc. (a)	5,250	86,153
NaviSite, Inc. (a)	62,105	24,842
NIC, Inc.	9,785	45,011
Omniture, Inc. (a)	14,575	155,078
SAVVIS, Inc. (a)	8,560	58,978
Switch & Data Facilities Co., Inc. (a)	6,710	49,587
TechTarget, Inc. (a)	6,780	29,290
VistaPrint Limited (a)	23,600	439,196
Vocus, Inc. (a)	10,040	182,828

		2,055,781

IT Services – 2.8%
Euronet Worldwide, Inc. (a)	8,810	102,284
Information Services Group, Inc. (a)	40,135	136,459
Yucheng Technologies Ltd. (a)	17,760	129,471

		368,214

Semiconductors & Semiconductor Equipment – 1.4%
Microsemi Corp. (a)	14,235	179,930
Monolithic Power Systems, Inc. (a)	1,250	15,762

		195,692

Software – 8.3%
Concur Technologies, Inc. (a)	6,910	226,786
Monotype Imaging Holdings, Inc. (a)	16,720	96,976
Salary.com, Inc. (a)	3,550	7,704
Solera Holdings, Inc. (a)	16,960	408,736
Ultimate Software Group, Inc. (a)	24,050	351,130

		1,091,332

TOTAL INFORMATION TECHNOLOGY		4,429,197

TELECOMMUNICATION SERVICES – 1.3%
Diversified Telecommunication Services – 0.3%
UCN, Inc. (a)	26,215	33,555

Wireless Telecommunication Services – 1.0%
SBA Communications Corp. Class A (a)	8,495	138,639

TOTAL TELECOMMUNICATION SERVICES		172,194

Total Common Stocks (Cost $19,434,661)		$12,592,713

	Underlying	Fair
Warrants – 0.0%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Hotels, Restaurants & Leisure – 0.0%
PokerTek, Inc. (Private Placement) (Acquired 04/23/2007, Cost $10,537) (a) (c) (d)
Expiration: April, 2012, Exercise Price: $10.80	2,172	$—

Total Warrants (Cost $10,537)		$—

	Face	Fair
Repurchase Agreements – 4.4%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$583,000	$583,000

Repurchase price $583,000
Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $594,631
Total Repurchase Agreements (Cost $583,000)		$583,000

Total Investments – 99.9% (Cost $20,028,198) (e)		$13,175,713
Other Assets in Excess of Liabilities – 0.1%		7,223

Net Assets – 100.0%		$13,182,936

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2008

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $126,695 or 1.0% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	A market quotation for this investment was not readily available at December 31, 2008. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. This security represents $0 or 0.0% of the Portfolio’s net assets.

(d)	Represents a security deemed to be illiquid. At December 31, 2008, the value of illiquid securities in the Portfolio totaled $0 or 0.0% of the Portfolio’s net assets.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $19,445,198)	$12,592,713
Repurchase agreements	583,000
Cash	2,322
Receivable for securities sold	56,687
Receivable for fund shares sold	12,831
Dividends and accrued interest receivable	283
Prepaid expenses and other assets	330

Total assets	13,248,166

Liabilities:
Payable for securities purchased	20,149
Payable for fund shares redeemed	19,961
Payable for investment management services	10,025
Accrued custody expense	1,033
Accrued professional fees	10,521
Accrued accounting fees	2,468
Accrued printing and filing fees	1,073

Total liabilities	65,230

Net assets	$13,182,936

Net assets consist of:
Par value, $1 per share	$2,010,913
Paid-in capital in excess of par value	31,455,427
Accumulated net realized loss on investments	(13,430,830)
Net unrealized depreciation on investments	(6,852,485)
Accumulated net investment loss	(89)

Net assets	$13,182,936

Shares outstanding	2,010,913

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$6.56

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$5,317
Dividends (net of withholding tax of $129)	58,851

Total investment income	64,168

Expenses:
Management fees	180,660
Custodian fees	6,115
Directors’ fees	1,519
Professional fees	12,459
Accounting fees	15,333
Printing and filing fees	2,312
Compliance expense	4,911
Other	372

Total expenses	223,681

Net investment loss	(159,513)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(2,177,456)
Foreign currency related transactions	(1,198)
Change in unrealized appreciation/depreciation on investments	(10,295,555)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(12,474,209)

Change in net assets from operations	$(12,633,722)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(159,513)	$(185,718)
Net realized gain (loss) on investments and foreign currency related transactions	(2,178,654)	3,367,556
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(10,295,555)	(70,880)

Change in net assets from operations	(12,633,722)	3,110,958

Capital transactions:
Received from shares sold	6,841,384	9,339,953
Paid for shares redeemed	(8,002,206)	(6,224,621)

Change in net assets from capital transactions	(1,160,822)	3,115,332

Change in net assets	(13,794,544)	6,226,290
Net Assets:
Beginning of year	26,977,480	20,751,190

End of year	$13,182,936	$26,977,480

Accumulated net investment loss	$(89)	$(1,636)

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$12.54	$10.94	$8.71	$8.18	$7.34
Operations:
Net investment loss	(0.08)	(0.09)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(5.90)	1.69	2.32	0.60	0.89

Total from operations	(5.98)	1.60	2.23	0.53	0.84

Net asset value, end of year	$6.56	$12.54	$10.94	$8.71	$8.18

Total return	–47.69%	14.63%	25.60%	6.48%	11.44%
Ratios and supplemental data:
Net assets at end of year (millions)	$13.2	$27.0	$20.8	$17.1	$18.2
Ratios to average net assets:
Expenses	1.18%	1.15%	1.16%	1.11%	1.11%
Net investment loss	(0.84)%	(0.77)%	(0.92)%	(0.77)%	(0.69)%
Portfolio turnover rate	37%	74%	93%	93%	38%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-51.29%
Five years	-4.70%
Ten years	1.03%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Mid Cap Opportunity Portfolio returned -51.29% versus -44.32% for the current benchmark, the Russell Midcap Growth Index.

The past year offered few safe havens for investors worried over a global economic slowdown. Despite an aggressive response by the Federal Reserve, which cut the federal funds rate to effectively zero by year end, credit conditions remained tight even as asset prices continued to fall. Meanwhile, the outlook for weaker economic growth continued to cast a shadow over commodities markets, as raw materials prices and shares corrected sharply after strong performance in the first half of 2008.

While we are disappointed with our results, we recognize that this has been an extraordinary period, as the rapidity and severity of the market response to the broadening credit crisis caught many investors by surprise. Growth shares, in particular, have fallen out of favor in this environment, given worried investors’ flight to more defensive, stable growing names. Nonetheless, we have not changed our style or philosophy to chase market performance. Our focus remains on identifying companies that we believe can grow revenues, earnings and cash flow, even in a sluggish economic environment.

Industrials was among the Portfolio’s worst-performing relative sectors over the year, due in part to our investment in EnergySolutions, a provider of technology-based decommissioning and disposal services to the nuclear industry. As the only nuclear waste disposal facility in the United States, we believe the company has a real competitive advantage. Nonetheless, given the uncertain near-term outlook for the economy and energy-related shares, and the sharp recent drop in its share price, we liquidated our position in the stock.(1)

In the Health Care sector, our performance was hindered by our investment in Covance, Inc., a leading drug development services company. In the second half of 2008, Covance, Inc. experienced a slowdown in its early stage drug development business as large pharmaceutical companies re-prioritized drug development spending and smaller biotech firms were unable to fund several projects. While we trimmed shares of the company late in the year, we remain constructive on the potential for a rebound in drug development demand later in 2009 as large pharmaceutical firms seek to rebuild their drug pipelines as several established branded drug franchises transition to generic status.(1)

Other major detractors for the year included digital wireless telecommunications provider NII Holdings, Inc. and raw materials transport company Genco Shipping & Trading Ltd., which has suffered from a weak environment for commodities-related investments.(1)

In the Information Technology area, we continued to own a balanced mix of high quality semiconductor and software companies, including two of our better contributors in the fourth quarter, security software company McAfee, Inc. and semiconductor manufacturer Broadcom Corp., a diversified communications chip company with exposure to wireless LAN, Bluetooth, Gigabit Ethernet, video, and cell phones. While Information Technology shares have recently been pressured by cutbacks in business and consumer information technology spending, we remain over-weighted in the sector given its prospects for outperformance once the economy begins to recover.(1)

The Consumer Discretionary area was another weak relative performer for the Portfolio, though we did have a few bright spots despite the toll a weakening labor market and falling home prices continued to take on discretionary consumer spending. These positive performers included online movie distributor Netflix, Inc. and post-secondary education provider DeVry, Inc. DeVry, Inc. is benefiting from the growing interest in retraining and education spurred by the weakening employment market. DeVry, Inc. reported new student enrollment growth of around 20% in the fourth quarter, which bodes well for its earnings visibility and enrollment growth going forward. While we believe dislocations in the market are creating buying opportunities in the Consumer Discretionary sector, we remain selective given the growing headwinds facing consumers and have focused on financially healthy companies that offer unique products or services.(1)

Now that the credit malaise has shifted from Wall Street to Main Street, we expect that many areas of the global economy will experience slowing growth in the near-term as consumers and businesses alike conserve cash and wait for more clarity on prospects for 2009. While we expect to see forward earnings estimates dramatically reduced to reflect slowing consumer and business capital spending, we believe that many stocks are already discounting these dramatic revisions. Indeed, we believe that some interesting opportunities may emerge due to the violent compression in valuations.

In this environment, we remain more committed than ever to our investment discipline, using bottom-up stock selection to identify companies with durable business models that can not only insulate themselves from economic weakness but potentially continue growing despite the contraction. As fellow investors

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

in the strategy, we remain committed to our investment goal of delivering long-term growth of capital.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	88.5
Repurchase Agreements and
Other Net Assets	11.5

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	Quest Diagnostics, Inc.	3.5
2.	McAfee, Inc.	3.5
3.	ResMed, Inc.	2.9
4.	priceline.com, Inc.	2.7
5.	Flir Systems, Inc.	2.7
6.	IntercontinentalExchange Inc.	2.7
7.	Harris Corp.	2.6
8.	Comstock Resources, Inc.	2.4
9.	Precision Castparts Corp.	2.2
10.	Akamai Technologies, Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	27.6
Health Care	21.1
Consumer Discretionary	12.3
Energy	8.7
Industrials	7.6
Financials	7.2
Materials	2.4
Telecommunication Services	1.6

88.5

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 88.5%	Shares	Value

CONSUMER DISCRETIONARY – 12.3%
Diversified Consumer Services – 2.3%
DeVry, Inc.	19,340	$1,110,309
Strayer Education, Inc.	3,400	728,994

		1,839,303

Internet & Catalog Retail – 4.1%
NetFlix, Inc. (a)	36,770	1,099,055
priceline.com, Inc. (a)	29,610	2,180,777

		3,279,832

Specialty Retail – 4.2%
Aeropostale, Inc. (a)	43,186	695,295
Ross Stores, Inc.	45,450	1,351,228
Urban Outfitters, Inc. (a)	82,720	1,239,146

		3,285,669

Textiles, Apparel & Luxury Goods – 1.7%
Fossil, Inc. (a)	82,140	1,371,738

TOTAL CONSUMER DISCRETIONARY		9,776,542

ENERGY – 8.7%
Energy Equipment & Services – 4.1%
Core Laboratories N.V.	19,120	1,144,523
FMC Technologies, Inc. (a)	48,430	1,154,087
Smith International, Inc.	42,250	967,103

		3,265,713

Oil, Gas & Consumable Fuels – 4.6%
Comstock Resources, Inc. (a)	40,250	1,901,812
Range Resources Corp.	27,080	931,281
Southwestern Energy Co. (a)	29,210	846,214

		3,679,307

TOTAL ENERGY		6,945,020

FINANCIALS – 7.2%
Capital Markets – 2.6%
Lazard Ltd. Class A	37,350	1,110,789
Northern Trust Corp.	19,020	991,703

		2,102,492

Diversified Financial Services – 4.6%
IntercontinentalExchange Inc. (a)	25,610	2,111,289
Nasdaq OMX Group, Inc. (a)	62,530	1,545,116

		3,656,405

TOTAL FINANCIALS		5,758,897

HEALTH CARE – 21.1%
Biotechnology – 7.1%
Biogen Idec, Inc. (a)	28,560	1,360,313
Celgene Corp. (a)	24,880	1,375,366
OSI Pharmaceuticals, Inc. (a)	39,550	1,544,427
United Therapeutics Corp. (a)	21,850	1,366,718

		5,646,824

Health Care Equipment & Supplies – 5.4%
ResMed, Inc. (a)	60,790	2,278,409
St. Jude Medical, Inc. (a)	51,080	1,683,597
Thoratec Corp. (a)	11,610	377,209

		4,339,215

Health Care Providers & Services – 3.5%
Quest Diagnostics, Inc.	53,910	2,798,468

Life Sciences Tools & Services – 3.1%
Covance, Inc. (a)	28,090	1,292,983
Illumina, Inc. (a)	43,930	1,144,376

		2,437,359

Pharmaceuticals – 2.0%
Allergan, Inc.	38,620	1,557,159

TOTAL HEALTH CARE		16,779,025

INDUSTRIALS – 7.6%
Aerospace & Defense – 2.2%
Precision Castparts Corp.	29,850	1,775,478

Air Freight & Logistics – 1.4%
C.H. Robinson Worldwide, Inc.	20,990	1,155,080

Machinery – 1.9%
Flowserve Corp.	28,820	1,484,230

Professional Services – 2.1%
FTI Consulting, Inc. (a)	37,180	1,661,202

TOTAL INDUSTRIALS		6,075,990

INFORMATION TECHNOLOGY – 27.6%
Communications Equipment – 3.5%
Harris Corp.	53,470	2,034,533
Juniper Networks, Inc. (a)	43,460	760,985

		2,795,518

Electronic Equipment, Instruments & Components – 2.6%
Flir Systems, Inc. (a)	68,840	2,112,011

Internet Software & Services – 2.2%
Akamai Technologies, Inc. (a)	117,180	1,768,246

IT Services – 6.1%
Alliance Data Systems Corp. (a)	17,660	821,720
Gartner, Inc. (a)	77,060	1,373,980
Genpact Limited (a)	189,220	1,555,388
Global Payments, Inc.	32,600	1,068,954

		4,820,042

Semiconductors & Semiconductor Equipment – 2.6%
Broadcom Corp. Class A (a)	83,480	1,416,655
Marvell Technology Group Ltd. (a)	101,140	674,604

		2,091,259

Software – 10.6%
Activision Blizzard, Inc. (a)	159,450	1,377,648
Adobe Systems, Inc. (a)	68,000	1,447,720
Ansys, Inc. (a)	52,810	1,472,871
FactSet Research Systems, Inc.	29,810	1,318,795
McAfee, Inc. (a)	80,560	2,784,959

		8,401,993

TOTAL INFORMATION TECHNOLOGY		21,989,069

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 88.5%	Shares	Value

MATERIALS – 2.4%
Chemicals – 1.0%
FMC Corp.	16,920	$756,832

Metals & Mining – 1.4%
Compass Minerals International, Inc.	19,650	1,152,669

TOTAL MATERIALS		1,909,501

TELECOMMUNICATION SERVICES – 1.6%
Wireless Telecommunication Services – 1.6%
NII Holdings, Inc. (a)	67,880	1,234,058

TOTAL TELECOMMUNICATION SERVICES		1,234,058

Total Common Stocks (Cost $81,563,903)		$70,468,102

	Face	Fair
Repurchase Agreements – 5.9%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$4,665,000	$4,665,000

Repurchase price $4,665,003
Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $4,758,071
Total Repurchase Agreements (Cost $4,665,000)		$4,665,000

Total Investments – 94.4% (Cost $86,228,903) (b)		$75,133,102
Other Assets in Excess of Liabilities – 5.6%		4,475,228

Net Assets – 100.0%		$79,608,330

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $81,563,903)	$70,468,102
Repurchase agreements	4,665,000
Cash	463
Receivable for fund shares sold	4,573,017
Dividends and accrued interest receivable	24,740
Prepaid expenses and other assets	1,538

Total assets	79,732,860

Liabilities:
Payable for fund shares redeemed	49,129
Payable for investment management services	50,518
Accrued custody expense	1,889
Accrued professional fees	11,786
Accrued accounting fees	5,583
Accrued printing and filing fees	5,625

Total liabilities	124,530

Net assets	$79,608,330

Net assets consist of:
Par value, $1 per share	$7,266,536
Paid-in capital in excess of par value	131,343,301
Accumulated net realized loss on investments	(47,905,706)
Net unrealized depreciation on investments	(11,095,801)

Net assets	$79,608,330

Shares outstanding	7,266,536

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$10.96

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$95,093
Dividends (net of withholding tax of $291)	316,639

Total investment income	411,732

Expenses:
Management fees	836,602
Custodian fees	12,900
Directors’ fees	8,247
Professional fees	17,462
Accounting fees	38,070
Printing and filing fees	12,271
Compliance expense	4,911
Other	1,606

Total expenses	932,069

Net investment loss	(520,337)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(47,248,842)
Change in unrealized appreciation/depreciation on investments	(21,088,898)

Net realized/unrealized gain (loss) on investments	(68,337,740)

Change in net assets from operations	$(68,858,077)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(520,337)	$(441,172)
Net realized gain (loss) on investments	(47,248,842)	13,393,811
Change in unrealized appreciation/depreciation on investments	(21,088,898)	2,033,871

Change in net assets from operations	(68,858,077)	14,986,510

Capital transactions:
Received from shares sold	66,864,431	35,444,938
Paid for shares redeemed	(33,801,822)	(21,640,740)

Change in net assets from capital transactions	33,062,609	13,804,198

Change in net assets	(35,795,468)	28,790,708
Net Assets:
Beginning of year	115,403,798	86,613,090

End of year	$79,608,330	$115,403,798

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$22.50	$19.09	$17.40	$15.83	$13.94
Operations:
Net investment loss	(0.07)	(0.09)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	(11.47)	3.50	1.78	1.64	1.94

Total from operations	(11.54)	3.41	1.69	1.57	1.89

Net asset value, end of year	$10.96	$22.50	$19.09	$17.40	$15.83

Total return	–51.29%	17.86%	9.71%	9.92%	13.56%
Ratios and supplemental data:
Net assets at end of year (millions)	$79.6	$115.4	$86.6	$90.0	$96.6
Ratios to average net assets:
Expenses	0.94%	0.93%	0.94%	0.95%	0.96%
Net investment loss	(0.53)%	(0.45)%	(0.45)%	(0.40)%	(0.36)%
Portfolio turnover rate	297%	267%	209%	205%	206%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Objective/Strategy

The S&P 500 Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500 Index.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-37.30%
Five years	-2.63%
Ten years	-1.59%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the S&P 500 Index Portfolio returned -37.30% versus -37.00% for the current benchmark, the S&P 500 Index.

The Portfolio’s correlation with the S&P 500 Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the benchmark index. The Portfolio also invests in S&P 500 Depository Receipts, an exchange traded fund that mimics the return of the S&P 500 Index.

The top five holdings in the Portfolio were Exxon Mobil Corp., The Procter & Gamble Co., General Electric Co., AT&T, Inc. and Johnson & Johnson. The largest contributors to the index return for 2008 were Wal-Mart Stores, Inc., Amgen, Inc., Anheuser-Busch Companies, Inc., Wm. Wrigley Jr. Co., and Gilead Sciences, Inc. The largest detractors for the index in 2008 were General Electric Co., American International Group, Inc., Microsoft Corp., Bank of America Corp. and Citigroup, Inc.(1)

The world economy is in the midst of a global recession. Bank failures, high unemployment, and poor corporate results will put downward pressure on U.S. equity indices for at least the first six months of the year. Equities could rally the second part of the year as the new administration’s fiscal stimulus package starts to take effect.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	96.7
Exchange Traded Funds	2.5
Repurchase Agreements
Less Net Liabilities	0.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	Exxon Mobil Corp.	5.0
2.	Standard & Poor’s Depository Receipts	2.5
3.	The Procter & Gamble Co.	2.3
4.	General Electric Co.	2.1
5.	AT&T, Inc.	2.1
6.	Johnson & Johnson	2.0
7.	Chevron Corp.	1.8
8.	Microsoft Corp.	1.8
9.	Wal-Mart Stores, Inc.	1.5
10.	Pfizer, Inc.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	14.8
Health Care	14.3
Energy	12.9
Financials	12.8
Consumer Staples	12.4
Industrials	10.7
Consumer Discretionary	8.1
Utilities	4.1
Telecommunication Services	3.7
Materials	2.9

96.7

Ohio National Fund, Inc.
S&P 500 Index Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 96.7%	Shares	Value

CONSUMER DISCRETIONARY – 8.1%
Auto Components – 0.2%
Johnson Controls, Inc.	7,800	$141,648
The Goodyear Tire & Rubber Co. (a)	3,200	19,104

		160,752

Automobiles – 0.1%
Ford Motor Co. (a)	31,187	71,418
General Motors Corp.	8,000	25,600
Harley-Davidson, Inc.	3,000	50,910

		147,928

Distributors – 0.1%
Genuine Parts Co.	2,100	79,506

Diversified Consumer Services – 0.2%
Apollo Group, Inc. Class A (a)	1,400	107,268
H&R Block, Inc.	4,400	99,968

		207,236

Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	5,700	138,624
Darden Restaurants, Inc.	1,800	50,724
International Game Technology	3,900	46,371
Marriott International, Inc. Class A	3,800	73,910
McDonald’s Corp.	14,600	907,974
Starbucks Corp. (a)	9,600	90,816
Starwood Hotels & Resorts Worldwide, Inc.	2,400	42,960
Wyndham Worldwide Corp.	2,360	15,458
Wynn Resorts Ltd. (a)	800	33,808
Yum! Brands, Inc.	6,000	189,000

		1,589,645

Household Durables – 0.4%
Centex Corp.	1,600	17,024
D.R. Horton, Inc.	3,600	25,452
Fortune Brands, Inc.	2,000	82,560
Harman International Industries, Inc.	800	13,384
KB Home	1,000	13,620
Leggett & Platt, Inc.	2,000	30,380
Lennar Corp. Class A	1,800	15,606
Newell Rubbermaid, Inc.	3,600	35,208
Pulte Homes, Inc.	2,800	30,604
Snap-On, Inc.	800	31,504
The Black & Decker Corp.	800	33,448
The Stanley Works	1,000	34,100
Whirlpool Corp.	955	39,489

		402,379

Internet & Catalog Retail – 0.2%
Amazon.com, Inc. (a)	4,200	215,376
Expedia, Inc. (a)	2,700	22,248

		237,624

Leisure Equipment & Products – 0.1%
Eastman Kodak Co.	3,500	23,030
Hasbro, Inc.	1,600	46,672
Mattel, Inc.	4,700	75,200

		144,902

Media – 2.5%
CBS Corp. Class B	8,850	72,482
Comcast Corp. Class A	37,653	635,583
Gannett Co., Inc.	3,000	24,000
Interpublic Group of Companies, Inc. (a)	6,223	24,643
Meredith Corp.	500	8,560
News Corp. Class A	30,100	273,609
Omnicom Group, Inc.	4,100	110,372
Scripps Networks Interact, Inc.	1,200	26,400
The DIRECTV Group, Inc. (a)	7,100	162,661
The McGraw-Hill Companies, Inc.	4,100	95,079
The New York Times Co. Class A	1,500	10,995
The Walt Disney Co.	24,200	549,098
The Washington Post Co. Class B	50	19,512
Time Warner, Inc.	46,900	471,814
Viacom, Inc. Class B (a)	8,050	153,433

		2,638,241

Multiline Retail – 0.7%
Big Lots, Inc. (a)	1,100	15,939
Family Dollar Stores, Inc.	1,800	46,926
J.C. Penney Co., Inc.	2,900	57,130
Kohl’s Corp. (a)	4,000	144,800
Macy’s, Inc.	5,476	56,676
Nordstrom, Inc.	2,100	27,951
Sears Holdings Corp. (a)	701	27,248
Target Corp.	9,800	338,394

		715,064

Specialty Retail – 1.7%
Abercrombie & Fitch Co. Class A	1,100	25,377
AutoNation, Inc. (a)	1,400	13,832
AutoZone, Inc. (a)	500	69,735
Bed Bath & Beyond, Inc. (a)	3,400	86,428
Best Buy Co., Inc.	4,375	122,981
GameStop Corp. Class A (a)	2,100	45,486
Limited Brands, Inc.	3,500	35,140
Lowe’s Companies, Inc.	19,200	413,184
Office Depot, Inc. (a)	3,600	10,728
RadioShack Corp.	1,600	19,104
Staples, Inc.	9,300	166,656
The Gap, Inc.	6,050	81,010
The Home Depot, Inc.	22,200	511,044
The Sherwin-Williams Co.	1,300	77,675
The TJX Cos., Inc.	5,400	111,078
Tiffany & Co.	1,600	37,808

		1,827,266

Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc. (a)	4,300	89,311
Jones Apparel Group, Inc.	1,100	6,446
NIKE, Inc. Class B	5,100	260,100
Polo Ralph Lauren Corp.	700	31,787

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 96.7%	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
V.F. Corp.	1,200	$65,724

		453,368

TOTAL CONSUMER DISCRETIONARY		8,603,911

CONSUMER STAPLES – 12.4%
Beverages – 2.5%
Brown-Forman Corp. Class B	1,250	64,363
Coca-Cola Enterprises, Inc.	4,100	49,323
Constellation Brands, Inc. Class A (a)	2,500	39,425
Dr Pepper Snapple Group, Inc. (a)	3,300	53,625
Molson Coors Brewing Co. Class B	1,900	92,948
PepsiCo, Inc.	20,300	1,111,831
The Coca-Cola Co.	26,000	1,177,020
The Pepsi Bottling Group, Inc.	1,800	40,518

		2,629,053

Food & Staples Retailing – 3.2%
Costco Wholesale Corp.	5,600	294,000
CVS/Caremark Corp.	18,720	538,013
Safeway, Inc.	5,600	133,112
SUPERVALU, Inc.	2,719	39,697
SYSCO Corp.	7,800	178,932
The Kroger Co.	8,500	224,485
Walgreen Co.	12,900	318,243
Wal-Mart Stores, Inc.	29,200	1,636,952
Whole Foods Market, Inc.	1,800	16,992

		3,380,426

Food Products – 1.7%
Archer-Daniels-Midland Co.	8,350	240,730
Campbell Soup Co.	2,700	81,027
ConAgra Foods, Inc.	5,800	95,700
Dean Foods Co. (a)	2,000	35,940
General Mills, Inc.	4,400	267,300
H.J. Heinz Co.	4,100	154,160
Kellogg Co.	3,300	144,705
Kraft Foods, Inc. Class A	19,176	514,876
McCormick & Co., Inc.	1,700	54,162
Sara Lee Corp.	9,200	90,068
The Hershey Company	2,200	76,428
The J.M. Smucker Co.	1,500	65,040
Tyson Foods, Inc. Class A	3,900	34,164

		1,854,300

Household Products – 3.0%
Colgate-Palmolive Co.	6,600	452,364
Kimberly-Clark Corp.	5,400	284,796
The Clorox Co.	1,800	100,008
The Procter & Gamble Co.	39,022	2,412,340

		3,249,508

Personal Products – 0.2%
Avon Products, Inc.	5,600	134,568
The Estee Lauder Cos., Inc. Class A	1,500	46,440

		181,008

Tobacco – 1.8%
Altria Group, Inc.	26,900	405,114
Lorillard, Inc.	2,197	123,801
Philip Morris International, Inc.	26,400	1,148,664
Reynolds American, Inc.	2,200	88,682
UST, Inc.	1,900	131,822

		1,898,083

TOTAL CONSUMER STAPLES		13,192,378

ENERGY – 12.9%
Energy Equipment & Services – 1.5%
Baker Hughes, Inc.	4,000	128,280
BJ Services Co.	3,800	44,346
Cameron International Corp. (a)	2,900	59,450
ENSCO International, Inc.	1,900	53,941
Halliburton Co.	11,700	212,706
Nabors Industries Ltd. (a)	3,700	44,289
National Oilwell Varco, Inc. (a)	5,500	134,420
Noble Corp.	3,400	75,106
Rowan Cos., Inc.	1,500	23,850
Schlumberger Ltd.	15,600	660,348
Smith International, Inc.	2,900	66,381
Weatherford International Ltd. (a)	8,900	96,298

		1,599,415

Oil, Gas & Consumable Fuels – 11.4%
Anadarko Petroleum Corp.	6,000	231,300
Apache Corp.	4,422	329,572
Cabot Oil & Gas Corp.	1,400	36,400
Chesapeake Energy Corp.	7,100	114,807
Chevron Corp.	26,538	1,963,016
ConocoPhillips	19,500	1,010,100
CONSOL Energy, Inc.	2,400	68,592
Devon Energy Corp.	5,800	381,118
El Paso Corp.	9,200	72,036
EOG Resources, Inc.	3,300	219,714
Exxon Mobil Corp.	66,500	5,308,695
Hess Corp.	3,700	198,468
Marathon Oil Corp.	9,220	252,259
Massey Energy Co.	1,100	15,169
Murphy Oil Corp.	2,500	110,875
Noble Energy, Inc.	2,300	113,206
Occidental Petroleum Corp.	10,600	635,894
Peabody Energy Corp.	3,500	79,625
Pioneer Natural Resources Co.	1,500	24,270
Range Resources Corp.	2,000	68,780
Southwestern Energy Co. (a)	4,500	130,365
Spectra Energy Corp.	8,018	126,203
Sunoco, Inc.	1,500	65,190
Tesoro Corp.	1,800	23,706
Valero Energy Corp.	6,700	144,988
Williams Cos., Inc.	7,600	110,048
XTO Energy, Inc.	7,566	266,853

		12,101,249

TOTAL ENERGY		13,700,664

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 96.7%	Shares	Value

FINANCIALS – 12.8%
Capital Markets – 2.3%
American Capital Ltd.	2,700	$8,748
Ameriprise Financial, Inc.	2,880	67,277
E*TRADE Financial Corp. (a)	7,400	8,510
Federated Investors, Inc. Class B	1,200	20,352
Franklin Resources, Inc.	2,000	127,560
Invesco Ltd.	5,000	72,200
Janus Capital Group, Inc.	2,100	16,863
Legg Mason, Inc.	1,900	41,629
Merrill Lynch & Co., Inc.	20,900	243,276
Morgan Stanley	13,900	222,956
Northern Trust Corp.	2,900	151,206
State Street Corp.	5,600	220,248
T. Rowe Price Group, Inc.	3,400	120,496
The Bank Of New York Mellon Corp.	15,011	425,261
The Charles Schwab Corp.	12,200	197,274
The Goldman Sachs Group, Inc.	5,800	489,462

		2,433,318

Commercial Banks – 3.0%
BB&T Corp.	7,200	197,712
Comerica, Inc.	2,000	39,700
Fifth Third Bancorp	7,550	62,363
First Horizon National Corp.	2,722	28,772
Huntington Bancshares, Inc.	4,800	36,768
KeyCorp	6,500	55,380
M&T Bank Corp.	1,000	57,410
Marshall & Ilsley Corp.	3,400	46,376
National City Corp.	26,600	48,146
PNC Financial Services Group, Inc.	4,500	220,500
Regions Financial Corp.	9,075	72,237
SunTrust Banks, Inc.	4,600	135,884
U.S. Bancorp	22,890	572,479
Wachovia Corp.	28,194	156,195
Wells Fargo & Co.	49,500	1,459,260
Zions Bancorporation	1,500	36,765

		3,225,947

Consumer Finance – 0.5%
American Express Co.	15,200	281,960
Capital One Financial Corp.	5,073	161,778
Discover Financial Services	6,250	59,563
SLM Corp. (a)	6,100	54,290

		557,591

Diversified Financial Services – 3.3%
Bank of America Corp.	65,564	923,141
CIT Group, Inc.	3,700	16,798
Citigroup, Inc.	71,269	478,215
CME Group, Inc.	850	176,893
IntercontinentalExchange, Inc. (a)	900	74,196
JPMorgan Chase & Co.	48,743	1,536,867
Leucadia National Corp. (a)	2,300	45,540
Moody’s Corp.	2,500	50,225
NASDAQ OMX Group, Inc. (a)	1,800	44,478
NYSE Euronext, Inc.	3,500	95,830

		3,442,183

Insurance – 2.6%
AFLAC, Inc.	6,100	279,624
American International Group, Inc.	35,100	55,107
AON Corp.	3,500	159,880
Assurant, Inc.	1,500	45,000
Cincinnati Financial Corp.	2,166	62,966
Genworth Financial, Inc. Class A	5,700	16,131
Lincoln National Corp.	3,386	63,792
Loews Corp.	4,761	134,498
Marsh & McLennan Companies, Inc.	6,700	162,609
MBIA, Inc.	2,500	10,175
MetLife, Inc.	10,400	362,544
Principal Financial Group, Inc.	3,400	76,738
Prudential Financial, Inc.	5,500	166,430
The Allstate Corp.	7,000	229,320
The Chubb Corp.	4,600	234,600
The Hartford Financial Services Group, Inc.	3,900	64,038
The Progressive Corp.	8,800	130,328
Torchmark Corp.	1,100	49,170
Travelers Companies, Inc.	7,659	346,187
Unum Group	4,300	79,980
XL Capital Ltd. Class A	4,300	15,910

		2,745,027

Real Estate Investment Trusts – 0.9%
Apartment Investment & Management Co. Class A	1,283	14,819
AvalonBay Communities, Inc.	1,000	60,580
Boston Properties, Inc.	1,600	88,000
Developers Diversified Realty Corp.	1,600	7,808
Equity Residential	3,600	107,352
HCP, Inc.	3,300	91,641
Host Hotels & Resorts, Inc.	6,800	51,476
Kimco Realty Corp.	3,000	54,840
Plum Creek Timber Co., Inc.	2,200	76,428
ProLogis	3,500	48,615
Public Storage	1,600	127,200
Simon Property Group, Inc.	3,000	159,390
Vornado Realty Trust	1,800	108,630

		996,779

Real Estate Management & Development – 0.0%
CB Richard Ellis Group, Inc. (a)	2,900	12,528

Thrifts & Mortgage Finance – 0.2%
Hudson City Bancorp, Inc.	6,800	108,528
Peoples United Financial, Inc.	4,500	80,235
Sovereign Bancorp, Inc. (a)	7,070	21,069

		209,832

TOTAL FINANCIALS		13,623,205

HEALTH CARE – 14.3%
Biotechnology – 2.1%
Amgen, Inc. (a)	13,806	797,297

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 96.7%	Shares	Value

Biotechnology (continued)
Biogen Idec, Inc. (a)	3,845	$183,137
Celgene Corp. (a)	6,000	331,680
Cephalon, Inc. (a)	900	69,336
Genzyme Corp. (a)	3,500	232,295
Gilead Sciences, Inc. (a)	12,000	613,680

		2,227,425

Health Care Equipment & Supplies – 2.1%
Baxter International, Inc.	8,100	434,079
Becton, Dickinson & Co.	3,200	218,848
Boston Scientific Corp. (a)	19,603	151,727
C.R. Bard, Inc.	1,300	109,538
Covidien Ltd.	6,550	237,372
DENTSPLY International, Inc.	1,900	53,656
Hospira, Inc. (a)	2,110	56,590
Intuitive Surgical, Inc. (a)	500	63,495
Medtronic, Inc.	14,600	458,732
St. Jude Medical, Inc. (a)	4,500	148,320
Stryker Corp.	3,200	127,840
Varian Medical Systems, Inc. (a)	1,600	56,064
Zimmer Holdings, Inc. (a)	2,970	120,048

		2,236,309

Health Care Providers & Services – 2.1%
Aetna, Inc.	6,000	171,000
AmerisourceBergen Corp.	2,000	71,320
Cardinal Health, Inc.	4,700	162,009
CIGNA Corp.	3,600	60,660
Coventry Health Care, Inc. (a)	1,900	28,272
DaVita, Inc. (a)	1,400	69,398
Express Scripts, Inc. (a)	3,200	175,936
Humana, Inc. (a)	2,200	82,016
Laboratory Corp. of America Holdings (a)	1,400	90,174
McKesson Corp.	3,600	139,428
Medco Health Solutions, Inc. (a)	6,476	271,409
Patterson Cos., Inc. (a)	1,200	22,500
Quest Diagnostics, Inc.	2,100	109,011
Tenet Healthcare Corp. (a)	5,450	6,268
UnitedHealth Group, Inc.	15,800	420,280
WellPoint, Inc. (a)	6,700	282,271

		2,161,952

Health Care Technology – 0.0%
IMS Health, Inc.	2,400	36,384

Life Sciences Tools & Services – 0.3%
Life Technologies Corp. (a)	2,217	51,678
Millipore Corp. (a)	700	36,064
PerkinElmer, Inc.	1,500	20,865
Thermo Fisher Scientific, Inc. (a)	5,500	187,385
Waters Corp. (a)	1,300	47,645

		343,637

Pharmaceuticals – 7.7%
Abbott Laboratories	20,300	1,083,411
Allergan, Inc.	4,000	161,280
Bristol-Myers Squibb Co.	25,900	602,175
Eli Lilly & Co.	13,100	527,537
Forest Laboratories, Inc. (a)	3,900	99,333
Johnson & Johnson	36,300	2,171,829
King Pharmaceuticals, Inc. (a)	3,200	33,984
Merck & Co., Inc.	27,600	839,040
Mylan, Inc. (a)	4,000	39,560
Pfizer, Inc.	88,130	1,560,782
Schering-Plough Corp.	21,200	361,036
Watson Pharmaceuticals, Inc. (a)	1,400	37,198
Wyeth	17,400	652,674

		8,169,839

TOTAL HEALTH CARE		15,175,546

INDUSTRIALS – 10.7%
Aerospace & Defense – 2.7%
General Dynamics Corp.	5,100	293,709
Goodrich Corp.	1,600	59,232
Honeywell International, Inc.	9,500	311,885
L-3 Communications Holdings, Inc.	1,600	118,048
Lockheed Martin Corp.	4,400	369,952
Northrop Grumman Corp.	4,300	193,672
Precision Castparts Corp.	1,800	107,064
Raytheon Co.	5,400	275,616
Rockwell Collins, Inc.	2,100	82,089
The Boeing Co.	9,600	409,632
United Technologies Corp.	12,400	664,640

		2,885,539

Air Freight & Logistics – 1.1%
C.H. Robinson Worldwide, Inc.	2,200	121,066
Expeditors International of Washington, Inc.	2,800	93,156
FedEx Corp.	4,100	263,015
United Parcel Service, Inc. Class B	13,000	717,080

		1,194,317

Airlines – 0.1%
Southwest Airlines Co.	9,700	83,614

Building Products – 0.0%
Masco Corp.	4,700	52,311

Commercial Services & Supplies – 0.5%
Avery Dennison Corp.	1,400	45,822
Cintas Corp.	1,700	39,491
Pitney Bowes, Inc.	2,700	68,796
R.R. Donnelley & Sons Co.	2,700	36,666
Republic Services, Inc.	4,180	103,622
Stericycle, Inc. (a)	1,100	57,288
Waste Management, Inc.	6,400	212,096

		563,781

Construction & Engineering – 0.2%
Fluor Corp.	2,400	107,688
Jacobs Engineering Group, Inc. (a)	1,600	76,960

		184,648

Electrical Equipment – 0.5%
Cooper Industries Ltd. Class A	2,300	67,229
Emerson Electric Co.	10,000	366,100

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 96.7%	Shares	Value

Electrical Equipment (continued)
Rockwell Automation, Inc.	1,800	$58,032

		491,361

Industrial Conglomerates – 2.8%
3M Co.	9,100	523,614
General Electric Co.	137,300	2,224,260
Textron, Inc.	3,200	44,384
Tyco International Ltd.	6,150	132,840

		2,925,098

Machinery – 1.6%
Caterpillar, Inc.	7,900	352,893
Cummins, Inc.	2,600	69,498
Danaher Corp.	3,300	186,813
Deere & Co.	5,600	214,592
Dover Corp.	2,400	79,008
Eaton Corp.	2,200	109,362
Flowserve Corp.	700	36,050
Illinois Tool Works, Inc.	5,100	178,755
Ingersoll-Rand Co. Ltd. Class A	4,129	71,638
ITT Corp.	2,400	110,376
Manitowoc Co., Inc.	1,700	14,722
PACCAR, Inc.	4,712	134,764
Pall Corp.	1,500	42,645
Parker Hannifin Corp.	2,100	89,334

		1,690,450

Professional Services – 0.1%
Dun & Bradstreet Corp.	700	54,040
Equifax, Inc.	1,700	45,084
Monster Worldwide, Inc. (a)	1,600	19,344
Robert Half International, Inc.	2,000	41,640

		160,108

Road & Rail – 1.0%
Burlington Northern Santa Fe Corp.	3,700	280,127
CSX Corp.	5,200	168,844
Norfolk Southern Corp.	4,800	225,840
Ryder System, Inc.	700	27,146
Union Pacific Corp.	6,600	315,480

		1,017,437

Trading Companies & Distributors – 0.1%
Fastenal Co.	1,700	59,245
W.W. Grainger, Inc.	800	63,072

		122,317

TOTAL INDUSTRIALS		11,370,981

INFORMATION TECHNOLOGY – 14.8%
Communications Equipment – 2.4%
Ciena Corp. (a)	1,142	7,651
Cisco Systems, Inc. (a)	76,500	1,246,950
Corning, Inc.	20,300	193,459
Harris Corp.	1,800	68,490
JDS Uniphase Corp. (a)	2,875	10,494
Juniper Networks, Inc. (a)	6,900	120,819
Motorola, Inc.	29,600	131,128
QUALCOMM, Inc.	21,600	773,928
Tellabs, Inc. (a)	5,200	21,424

		2,574,343

Computers & Peripherals – 4.1%
Apple, Inc. (a)	11,600	990,060
Dell, Inc. (a)	22,600	231,424
EMC Corp. (a)	26,700	279,549
Hewlett-Packard Co.	32,000	1,161,280
International Business Machines Corp.	17,600	1,481,216
Lexmark International, Inc. Class A (a)	1,000	26,900
NetApp, Inc. (a)	4,300	60,071
QLogic Corp. (a)	1,700	22,848
SanDisk Corp. (a)	3,000	28,800
Sun Microsystems, Inc. (a)	9,650	36,863
Teradata Corp. (a)	2,300	34,109

		4,353,120

Electronic Equipment, Instruments & Components – 0.3%
Agilent Technologies, Inc. (a)	4,600	71,898
Amphenol Corp. Class A	2,300	55,154
Flir Systems, Inc. (a)	1,800	55,224
Jabil Circuit, Inc.	2,800	18,900
Molex, Inc.	1,800	26,082
Tyco Electronics Ltd.	5,950	96,450

		323,708

Internet Software & Services – 1.4%
Akamai Technologies, Inc. (a)	2,200	33,198
eBay, Inc. (a)	14,000	195,440
Google, Inc. Class A (a)	3,125	961,406
VeriSign, Inc. (a)	2,500	47,700
Yahoo!, Inc. (a)	18,100	220,820

		1,458,564

IT Services – 0.9%
Affiliated Computer Services, Inc. Class A (a)	1,300	59,735
Automatic Data Processing, Inc.	6,600	259,644
Cognizant Technology Solutions Corp. Class A (a)	3,800	68,628
Computer Sciences Corp. (a)	2,000	70,280
Convergys Corp. (a)	1,600	10,256
Fidelity National Information Services, Inc.	2,500	40,675
Fiserv, Inc. (a)	2,100	76,377
Mastercard, Inc. Class A	900	128,637
Paychex, Inc.	4,200	110,376
The Western Union Co.	9,347	134,036
Total System Services, Inc.	2,577	36,078

		994,722

Office Electronics – 0.1%
Xerox Corp.	11,300	90,061

Semiconductors & Semiconductor Equipment – 2.1%
Advanced Micro Devices, Inc. (a)	8,000	17,280
Altera Corp.	3,900	65,169
Analog Devices, Inc.	3,800	72,276

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 96.7%	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Applied Materials, Inc.	17,500	$177,275
Broadcom Corp. Class A (a)	5,850	99,274
Intel Corp.	72,700	1,065,782
KLA-Tencor Corp.	2,200	47,938
Linear Technology Corp.	2,900	64,148
LSI Corp. (a)	8,400	27,636
MEMC Electronic Materials, Inc. (a)	2,900	41,412
Microchip Technology, Inc.	2,400	46,872
Micron Technology, Inc. (a)	10,000	26,400
National Semiconductor Corp.	2,500	25,175
Novellus Systems, Inc. (a)	1,300	16,042
NVIDIA Corp. (a)	7,000	56,490
Teradyne, Inc. (a)	2,200	9,284
Texas Instruments, Inc.	16,900	262,288
Xilinx, Inc.	3,600	64,152

		2,184,893

Software – 3.5%
Adobe Systems, Inc. (a)	6,900	146,901
Autodesk, Inc. (a)	3,000	58,950
BMC Software, Inc. (a)	2,500	67,275
CA, Inc.	5,100	94,503
Citrix Systems, Inc. (a)	2,400	56,568
Compuware Corp. (a)	3,200	21,600
Electronic Arts, Inc. (a)	4,200	67,368
Intuit, Inc. (a)	4,200	99,918
McAfee, Inc. (a)	2,000	69,140
Microsoft Corp.	100,000	1,944,000
Novell, Inc. (a)	4,500	17,505
Oracle Corp. (a)	51,200	907,776
Salesforce.com, Inc. (a)	1,400	44,814
Symantec Corp. (a)	10,894	147,287

		3,743,605

TOTAL INFORMATION TECHNOLOGY		15,723,016

MATERIALS – 2.9%
Chemicals – 1.7%
Air Products and Chemicals, Inc.	2,700	135,729
CF Industries Holdings, Inc.	700	34,412
E.I. du Pont de Nemours & Co.	11,800	298,540
Eastman Chemical Co.	900	28,539
Ecolab, Inc.	2,200	77,330
International Flavors & Fragrances, Inc.	1,000	29,720
Monsanto Co.	7,186	505,535
PPG Industries, Inc.	2,100	89,103
Praxair, Inc.	4,000	237,440
Rohm & Haas Co.	1,600	98,864
Sigma-Aldrich Corp.	1,600	67,584
The Dow Chemical Co.	12,100	182,589

		1,785,385

Construction Materials – 0.1%
Vulcan Materials Co.	1,400	97,412

Containers & Packaging – 0.2%
Ball Corp.	1,200	49,908
Bemis Co., Inc	1,300	30,784
Owens-Illinois, Inc. (a)	2,100	57,393
Pactiv Corp. (a)	1,700	42,296
Sealed Air Corp.	2,100	31,374

		211,755

Metals & Mining – 0.7%
AK Steel Holding Corp.	1,500	13,980
Alcoa, Inc.	10,500	118,230
Allegheny Technologies, Inc.	1,300	33,189
Freeport-McMoRan Copper & Gold, Inc.	4,976	121,613
Newmont Mining Corp.	5,900	240,130
Nucor Corp.	4,100	189,420
Titanium Metals Corp.	1,100	9,691
United States Steel Corp.	1,500	55,800

		782,053

Paper & Forest Products – 0.2%
International Paper Co.	5,600	66,080
MeadWestvaco Corp.	2,200	24,618
Weyerhaeuser Co.	2,800	85,708

		176,406

TOTAL MATERIALS		3,053,011

TELECOMMUNICATION SERVICES – 3.7%
Diversified Telecommunication Services – 3.5%
AT&T, Inc.	76,978	2,193,873
CenturyTel, Inc.	1,300	35,529
Embarq Corp.	1,851	66,562
Frontier Communications Corp.	4,100	35,834
Qwest Communications International, Inc.	19,100	69,524
Verizon Communications, Inc.	37,100	1,257,690
Windstream Corp.	5,696	52,403

		3,711,415

Wireless Telecommunication Services – 0.2%
American Tower Corp. Class A (a)	5,200	152,464
Sprint Nextel Corp. (a)	37,332	68,318

		220,782

TOTAL TELECOMMUNICATION SERVICES		3,932,197

UTILITIES – 4.1%
Electric Utilities – 2.4%
Allegheny Energy, Inc.	2,200	74,492
American Electric Power Co., Inc.	5,300	176,384
Duke Energy Corp.	16,536	248,205
Edison International	4,300	138,116
Entergy Corp.	2,500	207,825
Exelon Corp.	8,600	478,246
FirstEnergy Corp.	4,000	194,320
FPL Group, Inc.	5,300	266,749
Pepco Holdings, Inc.	2,800	49,728
Pinnacle West Capital Corp.	1,300	41,769
PPL Corp.	4,900	150,381
Progress Energy, Inc.	3,400	135,490
The Southern Co.	10,100	373,700

		2,535,405

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 96.7%	Shares	Value

Gas Utilities – 0.1%
Equitable Resources, Inc.	1,700	$57,035
Nicor, Inc.	600	20,844
Questar Corp.	2,300	75,187

		153,066

Independent Power Producers & Energy Traders – 0.1%
Constellation Energy Group, Inc.	2,300	57,707
Dynegy, Inc. Class A (a)	6,599	13,198
The AES Corp. (a)	8,800	72,512

		143,417

Multi-Utilities – 1.5%
Ameren Corp.	2,800	93,128
CenterPoint Energy, Inc.	4,500	56,790
CMS Energy Corp.	3,000	30,330
Consolidated Edison, Inc.	3,600	140,148
Dominion Resources, Inc.	7,600	272,384
DTE Energy Co.	2,100	74,907
Integrys Energy Group, Inc.	1,012	43,496
NiSource, Inc.	3,600	39,492
PG&E Corp.	4,700	181,937
Public Service Enterprise Group, Inc.	6,600	192,522
SCANA Corp.	1,500	53,400
Sempra Energy	3,200	136,416
TECO Energy, Inc.	2,800	34,580
Wisconsin Energy Corp.	1,500	62,970
Xcel Energy, Inc.	5,900	109,445

		1,521,945

TOTAL UTILITIES		4,353,833

Total Common Stocks (Cost $130,186,709)		$102,728,742

		Fair
Exchange Traded Funds – 2.5%	Shares	Value

Standard & Poor’s Depository Receipts (SPDRs)	29,525	$2,664,336

Total Exchange Traded Funds (Cost $2,604,661)		$2,664,336

	Face	Fair
Repurchase Agreements – 0.8%	Amount	Value

US Bank 0.010% 01/02/2009	$834,000	$834,000

Repurchase price $834,000
Collateralized by: Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $850,639
Total Repurchase Agreements (Cost $834,000)		$834,000

Total Investments – 100.0% (Cost $133,625,370) (b)		$106,227,078
Liabilities in Excess of Other Assets – 0.0%		(18,250)

Net Assets – 100.0%		$106,208,828

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $132,791,370)	$105,393,078
Repurchase agreements	834,000
Cash	239
Receivable for securities sold	36,496
Receivable for fund shares sold	118,403
Dividends and accrued interest receivable	251,476
Prepaid expenses and other assets	2,222

Total assets	106,635,914

Liabilities:
Payable for securities purchased	346,770
Payable for fund shares redeemed	12,596
Payable for investment management services	34,533
Accrued custody expense	1,276
Accrued professional fees	12,562
Accrued accounting fees	10,677
Accrued printing and filing fees	8,672

Total liabilities	427,086

Net assets	$106,208,828

Net assets consist of:
Par value, $1 per share	$11,282,307
Paid-in capital in excess of par value	150,430,195
Accumulated net realized loss on investments	(28,390,427)
Net unrealized depreciation on investments	(27,398,292)
Undistributed net investment income	285,045

Net assets	$106,208,828

Shares outstanding	11,282,307

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$9.41

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$3,722
Dividends	3,334,538

Total investment income	3,338,260

Expenses:
Management fees	549,961
Custodian fees	16,649
Directors’ fees	11,923
Professional fees	20,272
Accounting fees	68,392
Printing and filing fees	17,499
Compliance expense	4,911
Other	2,710

Total expenses	692,317

Net investment income	2,645,943

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(2,389,253)
Change in unrealized appreciation/depreciation on investments	(63,273,864)

Net realized/unrealized gain (loss) on investments	(65,663,117)

Change in net assets from operations	$(63,017,174)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,645,943	$2,760,037
Net realized gain (loss) on investments	(2,389,253)	2,911,630
Change in unrealized appreciation/depreciation on investments	(63,273,864)	3,310,664

Change in net assets from operations	(63,017,174)	8,982,331

Distributions to shareholders:
Distributions from net investment income	(2,337,448)	(2,436,493)

Capital transactions:
Received from shares sold	38,152,445	21,330,432
Received from dividends reinvested	2,337,448	2,436,493
Paid for shares redeemed	(48,360,668)	(32,990,849)

Change in net assets from capital transactions	(7,870,775)	(9,223,924)

Change in net assets	(73,225,397)	(2,678,086)
Net Assets:
Beginning of year	179,434,225	182,112,311

End of year	$106,208,828	$179,434,225

Undistributed net investment income	$285,045	$311,482

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$15.36	$14.82	$12.99	$12.56	$11.51
Operations:
Net investment income	0.24	0.24	0.22	0.19	0.18
Net realized and unrealized gain (loss) on investments and futures contracts	(5.98)	0.51	1.77	0.37	1.00

Total from operations	(5.74)	0.75	1.99	0.56	1.18

Distributions:
Distributions from net investment income	(0.21)	(0.21)	(0.16)	(0.13)	(0.13)

Net asset value, end of year	$9.41	$15.36	$14.82	$12.99	$12.56

Total return	–37.30%	5.06%	15.30%	4.47%	10.30%
Ratios and supplemental data:
Net assets at end of year (millions)	$106.2	$179.4	$182.1	$190.5	$195.9
Ratios to average net assets:
Expenses	0.48%	0.45%	0.47%	0.47%	0.50%
Net investment income	1.85%	1.50%	1.45%	1.39%	1.52%
Portfolio turnover rate	12%	7%	7%	9%	8%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio)

 Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding companies.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-28.27%
Five years	-2.65%
Ten years	-0.89%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Strategic Value Portfolio returned -28.27% versus -30.97% for the current benchmark, the Dow Jones U.S. Select Dividend Index.

On an absolute performance basis, the Portfolio continued to deliver on its objective of providing a substantially higher than market yield. The Portfolio also continued to deliver on its goal of investing in those stocks that provide growth in dividend income over time. To this point, the Portfolio experienced thirty dividend increases and two dividend cuts for the calendar year. Overall, we believe that dividend increases are a clear indicator of management confidence as our companies continue to raise their dividends in the face of market turmoil surrounding credit and housing.(1)

Negative absolute performance was largely attributed to the Portfolio’s exposure to the Financials sector. However, as the group was progressively stripped of its dividend opportunity, we reduced our position from a month-end high of 31.11% at the end of February to a 10.27% exposure at year end. Names that were penalized in the year included Wachovia Corp. and Deutsche Bank AG, posting returns of -75.29% and -62.76%, respectively.

In spite of a negative total return, the Portfolio significantly outperformed both the universe of dividend-paying stocks, as represented by the Dow Jones U.S. Select Dividend Index, and the broad market as measured by the S&P 500 Index. Outperformance was due to the rotation of high yield back into market favor by calendar year end. Specifically, the Portfolio benefited from over-weighted positions in defensive areas such as Consumer Staples and Telecommunication Services. Within Consumer Staples, U.S.T, Inc. gained 28.80% on news that they were targeted for acquisition by tobacco competitor, Altria Group, Inc. The Portfolio gained further relative performance with its 15.37% exposure to the Telecommunication Services sector, a defensive group that held up well for the period yet had little representation in either benchmark.(1)

Positive stock selection relative to both benchmarks was noted in the Utilities sector as our stocks posted better than market results. The Portfolio held the defensive, regulated distribution utilities rather than the lower-yielding, energy linked companies that plummeted along with the rest of the cyclicals late in the year. The Portfolio also outpaced both benchmarks in another defensive group, the Health Care sector. Names such as Eli Lilly & Co. and Wyeth posted returns of 16.25% and 5.84% each in the Portfolio.(1)

The fiscal year ended December 31, 2008 was filled with challenges throughout the financial markets. Chief among these was a steep decline in the credit quality and performance of real estate investments as housing prices sharply declined after years of rising steadily. This led in turn to a broader downturn in the credit markets. The financial problems of the banking industry came to a head in September with the collapses of Fannie Mae, Freddie Mac, American International Group (“AIG”), and Lehman Brothers. In response to the credit markets slowing dramatically and generalized concerns about a recession that would result, the Federal Reserve acted aggressively to provide liquidity to the markets. The Federal government has followed suit with an investment plan (Troubled Asset Relief Program) to help re-capitalize the financial services industry. The actions taken domestically have been mirrored in most large markets across the globe.

Other factors added further to market volatility. A speculative bubble in the price of oil and other commodities has contributed to demand destruction and lower levels of economic activity. The currency markets have been equally unstable. The U.S. dollar made a strong comeback versus the euro and Sterling, but much of that strength was due to a flight to quality and the weaker economic outlook in Europe rather than strength on our shores.

Not surprisingly, given this environment, equity markets at home and abroad sold off sharply. Still, there were notable patterns. For the first half of the fiscal year, while the commodity bubble was still expanding and the Financials sector was struggling, dividend stocks were very much out of favor. By the middle of 2008, however, high dividend yielding sectors experienced some much-needed relief as the selling shifted to the more cyclical sectors. For the calendar year, those areas that eventually gave up the least ground in the S&P 500 Index were dividend-friendly sectors such as Consumer Staples (down 15.55%), Health Care (down 22.81%) and Utilities (down 28.98%). Further to the Portfolio’s benefit, investors shunned the yield-starved Information Technology (down 43.15%) and Materials (down 45.66%) sectors. Once a yield-rich sector, Financials (down 55.32%) led the market down as financial institutions slashed dividends and the Federal government capped dividend growth in those companies seeking government funding.

Lost amid the financial and job losses of recent months is the reality of knowing that, eventually, recessions end and better days return. As the economy shakes off the excesses that inevitably build up when times are good, it lays the groundwork for renewal as consumers and businesses start spending again, confidence starts growing again and, later in the cycle, companies start hiring again.

(continued)

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio) (Continued)

Abetting the normal course of healing this time around are unprecedented government intervention in the markets and a prospective massive stimulus package from the incoming administration – estimates have ranged from $650 billion to nearly a $1 trillion, led by shovel-ready infrastructure projects. Despite unknown and potentially negative long-term implications, these moves will provide near term support to economic activity.

Looking ahead, Federated believes that over the next several quarters U.S. growth will continue to slow, and the credit market freeze of 2008 will most likely show up in weaker economic statistics across the economy into 2009. Assuming government measures to address the financial crisis are effective, we believe improved confidence should prevent a deep and long economic pullback. By the middle of 2009 a modest recovery could be underway, driven by the many economic stimulus measures already taken, continued weakness in energy prices, better inflation news and the anticipated bottoming of the housing sector.

Of course, in volatile and uncertain periods such as now, we believe it is useful to revisit the foundation of the Portfolio’s strategy. Simply put, we focus on dividend-paying companies with an emphasis on those we believe will increase payouts over time. This is crucial for investors who want a dependable income stream regardless of the macroeconomic environment. This underlying tenet of our approach results in investments in strong and stable corporations with the financial muscle to provide steady income and weather tough economic times.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. The index presented includes the effects of reinvested dividends.

The S&P 500/Citigroup Value Index methodology measures style across seven different growth and value factors, and acknowledges that some companies exhibit neither strong growth nor value attributes, whereas the S&P/Barra methodology assigns stocks to value or growth indices based on price-to-book ratios, and only identifies stocks as pure growth or pure value. The new methodology’s manner of arriving at stock-level style scores is the same as that for the S&P 500/Citigroup benchmark series style methodology, although the index construction is different and there are two style series (Style and Pure Style) to which stocks may be assigned. The index has a relatively low turnover. The index presented herein includes the effects of reinvested dividends.

We are now using the Dow Jones U.S. Select Dividend Index as the Portfolio’s primary benchmark because we believe the Portfolio’s investments more closely resemble the securities represented in that index than those in the S&P 500/Citigroup Value Index.

(continued)

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio) (Continued)

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	96.4
Repurchase Agreements and Other Net Assets	3.6

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	Pfizer, Inc.	4.8
2.	Kraft Foods, Inc. Class A	4.2
3.	Bristol-Myers Squibb Co.	4.0
4.	H.J. Heinz Co.	3.7
5.	Progress Energy, Inc.	3.5
6.	Verizon Communications, Inc.	3.4
7.	ENI SpA	3.3
8.	Kimberly-Clark Corp.	3.1
9.	Philip Morris International, Inc.	3.1
10.	Royal Dutch Shell PLC – B Shares	3.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Consumer Staples	23.0
Telecommunication Services	19.4
Health Care	17.3
Utilities	15.2
Financials	10.3
Energy	9.3
Industrials	1.9

96.4

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks - 96.4%	Shares	Value

CONSUMER STAPLES – 23.0%
Beverages – 1.9%
Diageo PLC (a)	13,610	$191,232
The Coca-Cola Co.	1,470	66,547

		257,779

Food Products – 10.4%
ConAgra Foods, Inc.	3,980	65,670
H.J. Heinz Co.	12,975	487,860
Kraft Foods, Inc. Class A	21,080	565,998
Unilever PLC (a)	11,710	268,976

		1,388,504

Household Products – 3.1%
Kimberly-Clark Corp.	7,805	411,636

Tobacco – 7.6%
Altria Group, Inc.	13,220	199,093
Philip Morris International, Inc.	9,385	408,341
Reynolds American, Inc.	10,070	405,922

		1,013,356

TOTAL CONSUMER STAPLES		3,071,275

ENERGY – 9.3%
Oil, Gas & Consumable Fuels – 9.3%
BP PLC – ADR	6,130	286,516
ENI SpA (a)	18,225	438,560
Royal Dutch Shell PLC – B Shares (a)	16,095	407,983
Total S.A. (a)	1,965	108,034

TOTAL ENERGY		1,241,093

FINANCIALS – 10.3%
Commercial Banks – 5.3%
HSBC Holdings PLC (a)	10,970	107,366
PNC Financial Services Group, Inc.	4,920	241,080
U.S. Bancorp	10,020	250,600
Wells Fargo & Co.	3,900	114,972

		714,018

Insurance – 2.9%
Arthur J. Gallagher & Co.	7,930	205,466
Mercury General Corp.	3,895	179,131

		384,597

Thrifts & Mortgage Finance – 2.1%
New York Community Bancorp, Inc.	23,280	278,429

TOTAL FINANCIALS		1,377,044

HEALTH CARE – 17.3%
Pharmaceuticals – 17.3%
Bristol-Myers Squibb Co.	23,075	536,494
Eli Lilly & Co.	9,300	374,511
GlaxoSmithKline PLC (a)	21,080	392,041
Merck & Co., Inc.	2,420	73,568
Pfizer, Inc.	36,185	640,836
Wyeth	7,775	291,640

TOTAL HEALTH CARE		2,309,090

INDUSTRIALS – 1.9%
Industrial Conglomerates – 1.9%
General Electric Co.	15,105	244,701

TOTAL INDUSTRIALS		244,701

TELECOMMUNICATION SERVICES – 19.4%
Diversified Telecommunication Services – 16.4%
AT&T, Inc.	14,100	401,850
CenturyTel, Inc.	4,425	120,935
Deutsche Telekom AG (a)	21,795	328,912
France Telecom SA (a)	11,545	321,790
Frontier Communications Corp.	27,060	236,504
Verizon Communications, Inc.	13,320	451,548
Windstream Corp.	35,350	325,220

		2,186,759

Wireless Telecommunication Services – 3.0%
Vodafone Group PLC – ADR	19,770	404,099

TOTAL TELECOMMUNICATION SERVICES		2,590,858

UTILITIES – 15.2%
Electric Utilities – 10.9%
Duke Energy Corp.	26,720	401,067
Pinnacle West Capital Corp.	8,050	258,646
Progress Energy, Inc.	11,690	465,847
The Southern Co.	9,010	333,370

		1,458,930

Gas Utilities – 2.0%
AGL Resources, Inc.	8,310	260,519

Multi-Utilities – 2.3%
SCANA Corp.	8,575	305,270

TOTAL UTILITIES		2,024,719

Total Common Stocks (Cost $15,913,659)		$12,858,780

	Face	Fair
Repurchase Agreements – 3.5%	Amount	Value

US Bank 0.010% 01/02/2009	$469,000	$469,000

Repurchase price $469,000
Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $478,357
Total Repurchase Agreements (Cost $469,000)		$469,000

Total Investments – 99.9% (Cost $16,382,659) (b)		$13,327,780
Other Assets in Excess of Liabilities – 0.1%		16,858

Net Assets – 100.0%		$13,344,638

(continued)

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio) (Continued)

Schedule of Investments	December 31, 2008

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $2,564,894 or 19.2% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio)

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $15,913,659)	$12,858,780
Repurchase agreements	469,000
Cash	435
Receivable for fund shares sold	9,734
Dividends and accrued interest receivable	81,308
Prepaid expenses and other assets	288

Total assets	13,419,545

Liabilities:
Payable for fund shares redeemed	51,711
Payable for investment management services	8,257
Accrued custody expense	1,460
Accrued professional fees	10,541
Accrued accounting fees	1,838
Accrued printing and filing fees	1,100

Total liabilities	74,907

Net assets	$13,344,638

Net assets consist of:
Par value, $1 per share	$1,674,609
Paid-in capital in excess of par value	22,186,346
Accumulated net realized loss on investments	(7,565,201)
Net unrealized depreciation on:
Investments	(3,054,879)
Foreign currency related transactions	(697)
Undistributed net investment income	104,460

Net assets	$13,344,638

Shares outstanding	1,674,609

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$7.97

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$23,117
Dividends (net of withholding tax of $30,442)	1,035,125

Total investment income	1,058,242

Expenses:
Management fees	140,655
Custodian fees	4,761
Directors’ fees	1,538
Professional fees	12,424
Accounting fees	13,486
Printing and filing fees	2,095
Compliance expense	4,911
Other	452

Total expenses	180,322

Net investment income	877,920

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(6,316,960)
Foreign currency related transactions	(1,656)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(634,959)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(6,953,575)

Change in net assets from operations	$(6,075,655)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio (formerly the Blue Chip Portfolio)

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$877,920	$396,455
Net realized gain (loss) on investments and foreign currency related transactions	(6,318,616)	3,849,423
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(634,959)	(7,144,854)

Change in net assets from operations	(6,075,655)	(2,898,976)

Distributions to shareholders:
Distributions from net investment income	(771,804)	(349,213)

Capital transactions:
Received from shares sold	3,545,632	3,722,156
Received from dividends reinvested	771,804	349,213
Paid for shares redeemed	(12,524,636)	(7,215,135)

Change in net assets from capital transactions	(8,207,200)	(3,143,766)

Change in net assets	(15,054,659)	(6,391,955)
Net Assets:
Beginning of year	28,399,297	34,791,252

End of year	$13,344,638	$28,399,297

Undistributed net investment income	$104,460	$47,242

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$11.81	$13.10	$11.36	$10.95	$10.12
Operations:
Net investment income	0.56	0.17	0.16	0.15	0.15
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(3.91)	(1.31)	1.70	0.37	0.82

Total from operations	(3.35)	(1.14)	1.86	0.52	0.97

Distributions:
Distributions from net investment income	(0.49)	(0.15)	(0.12)	(0.11)	(0.14)

Net asset value, end of year	$7.97	$11.81	$13.10	$11.36	$10.95

Total return	–28.27%	–8.74%	16.35%	4.74%	9.61%
Ratios and supplemental data:
Net assets at end of year (millions)	$13.3	$28.4	$34.8	$30.1	$32.2
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.96%	0.87%	0.88%	0.92%	0.84%
Net investment income	4.68%	1.18%	1.38%	1.27%	1.45%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.96%	0.87%	0.88%	0.92%	0.99%
Portfolio turnover rate	162%	63%	65%	55%	52%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moodys, or BBB or lower by Standard & Poor’s or Fitch.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-25.52%
Five years	-0.65%
Ten years	2.02%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the High Income Bond Portfolio returned -25.52% versus -25.88% for the current benchmark, the Barclays Capital High Yield 2% Issuer Constrained Index (“BCHY2%ICI”).

The Portfolio outperformed the BCHY2%ICI for the year. Compared to the BCHY2%ICI, security selection positively impacted performance. This was especially true in the consumer products, energy and retail sectors. Strong security selection in the chemical and gaming sectors offset industry overweights in these underperforming sectors. The Portfolio also benefited from being over-weighted in the strong performing aerospace and defense and industrial - other sectors while being underweight the poor performing financial institutions and paper sectors. An over-weighted position in the strong performing food and beverage sector and an underweight in the underperforming automotive sector were somewhat offset by poor security selection in these sectors. Given the substantial negative returns for the market, modest cash positions held by the Portfolio positively impacted performance. Specific Portfolio holdings that significantly outperformed the BCHY2%ICI included: ALLTEL Communications Corp., FTD Inc., Norcross Safety Products, Compass Minerals International, Inc., Centennial Communications Corp., U.S. Unwired, Superior Essex Corp. and DRS Technologies, Inc.(1)

The Portfolio’s performance was negatively impacted by an underweight in the strong relative performing electric utility, home construction and supermarket sectors. The Portfolio was also over-weighted in the poor performing media non-cable sector. The Portfolio was negatively impacted by poor security selection in the health care sector somewhat offset by its over-weighted position in this strong performing sector. Compared to the BCHY2%ICI, the Portfolio’s over-weighted position in the poor-performing B-rated and CCC-rated quality sectors negatively impacted performance. Specific Portfolio holdings that substantially underperformed the BCHY2%ICI included: Herbst Gaming, Inc., Pilgrims Pride Corp., Idearc, Inc., Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Nell AF S.A.R.L., HRP Myrtle Beach Operations, LLC, and Aleris International, Inc.(1)

The high yield market performed poorly over the reporting period as a global credit crisis negatively impacted the market for most risk based assets including high yield bonds. The BCHY2%ICI experienced its three worst individual months ever in September, October and November of 2008 registering total returns of -7.68%, -16.09% and -8.77% respectively. The global credit crisis, which started in the mortgage and structured products markets, quickly spread through most sectors of the security markets resulting in the bankruptcy of Lehman Brothers and Washington Mutual, the propping up/bailing out of Fannie Mae, Freddie Mac and American International Group as well as the “Big 3” U.S. automakers. Governments worldwide were forced to inject money into their banking systems to keep them solvent. Financial institutions unwillingness to lend - even to each another - given the uncertainty caused a contraction of private credit availability resulting in a substantial slowing of the U.S. and world economies. Third quarter U.S. Gross Domestic Product contracted .5%, with expectations for the fourth quarter of 2008 and the first quarter of 2009 to be substantially worse. These economic concerns coupled with lenders’ unwillingness to extend credit and a general trend toward deleveraging by financial entities (banks, hedge funds, insurance companies and Wall Street brokers) put substantial pressure on the high yield market. As an indication, the spread between the Credit Suisse High Yield Bond Index and comparable Treasury’s increased from 5.89% on December 31, 2007 to 17.06% on December 31, 2008. Interestingly, default activity continues to be somewhat muted given the substantial pressure in the lending markets. According to the Altman High Yield Bond Default and Return Report, the default rate for the high yield market for the first nine months of 2008 was only 2.03% well below the average rate of 4.03% between 1985 and 2007.

Within the high yield market during the reporting period, major industry sectors that substantially outperformed the overall BCHY2%ICI included: environmental, food and beverage, wireless telecommunications, aerospace and defense, electric utilities, packaging and health care. The major industry sectors that underperformed the overall BCHY2%ICI included: paper, chemicals, automotive, building materials, media non- cable and gaming. Higher credit quality sectors of the market outperformed with BB-rated securities returning -17.3% compared to -26.4% and -43.9% for the B-rated and CCC-rated sector respectively.

As we enter 2009, the key question facing high yield investors is “Do yield spreads well above historical norms - not to mention well above historical peaks by several hundred basis points - compensate investors for rising default rates and uncertain economic conditions?”

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

As a result of the integration of the fixed income businesses of Lehman Brothers into Barclays Capital, the benchmark has been renamed from the Lehman Brothers 2% Issuer Constrained High Yield Index to the Barclays Capital High Yield 2% Issuer Constrained Index. The benchmark is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits an issuer to 2% of the aggregate market capitalization. The index is presented on a total return basis.

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

		% of Net Assets

1.	HCA, Inc. 9.625%, 11/15/2016	1.6
2.	Intelsat Jackson Holdings Ltd. 11.250%, 06/15/2016	1.3
3.	GMAC LLC 6.875%, 09/15/2011	1.1
4.	Qwest Corp. 8.875%, 03/15/2012	1.1
5.	Texas Competitive Electric Holdings Co. LLC 10.500%, 11/01/2015	1.1
6.	Biomet, Inc. 11.625%, 10/15/2017	1.0
7.	Visant Holding Corp. 7.625%, 10/01/2012	1.0
8.	Crown Americas LLC/Crown Americas Capital Corp. 7.750%, 11/15/2015	0.8
9.	Visant Holding Corp. 8.750%, 12/01/2013	0.8
10.	B&G Foods, Inc. 8.000%, 10/01/2011	0.8

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Corporate Bonds (3) (4)	90.0
Preferred Stocks (3)	0.2
Repurchase Agreements and Other Net Assets	9.8

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (Combined):

% of Net Assets

Consumer Discretionary	22.8
Industrials	13.4
Health Care	8.7
Energy	8.7
Materials	6.7
Telecommunication Services	6.6
Consumer Staples	6.1
Financials	6.1
Information Technology	5.8
Utilities	5.3

90.2

(4)	Bond Credit Quality (Standard & Poor’s Ratings):

% of Total Bonds

BBB	2.6
BB	24.4
B	40.6
CCC	28.6
CC & Below	3.8

100.0

Ohio National Fund, Inc.
High Income Bond Portfolio

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 90.0%	Amount	Value

CONSUMER DISCRETIONARY – 22.8%
Auto Components – 0.7%
Cooper-Standard Automotive, Inc. 8.375%, 12/15/2014	$250,000	$45,000
Hawk Corp. 8.750%, 11/01/2014	100,000	102,000
Tenneco, Inc. 8.625%, 11/15/2014	325,000	125,125
United Components, Inc. 9.375%, 06/15/2013	475,000	201,875

		474,000

Automobiles – 0.5%
Ford Motor Co. 7.450%, 07/16/2031	350,000	99,750
General Motors Corp. 7.400%, 09/01/2025	1,150,000	195,500
8.375%, 07/15/2033	275,000	49,500

		344,750

Distributors – 0.2%
Baker & Taylor, Inc. 11.500%, 07/01/2013 (b)	400,000	170,500

Diversified Consumer Services – 1.2%
Education Management LLC/Education Management Finance Corp. 10.250%, 06/01/2016	525,000	383,250
KAR Holdings, Inc. 10.000%, 05/01/2015	475,000	159,125
Knowledge Learning Corp. 7.750%, 02/01/2015 (b)	425,000	299,625

		842,000

Hotels, Restaurants & Leisure – 6.0%
Dave & Busters, Inc. 11.250%, 03/15/2014	225,000	120,375
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 11.000%, 06/15/2015 (b)	375,000	38,437
Great Canadian Gaming Corp. 7.250%, 02/15/2015 (b)	400,000	274,000
Herbst Gaming, Inc. 7.000%, 11/15/2014 (Acquired 11/05/2004 through 01/03/2008, Cost $352,676) (a) (d) (e)	375,000	3,281
Indianapolis Downs LLC & Indiana Downs Capital Corp.
11.000%, 11/01/2012 (b)	500,000	275,000
15.500%, 11/01/2013 (b)	87,109	34,408
Jacobs Entertainment, Inc. 9.750%, 06/15/2014	325,000	157,625
Mandalay Resort Group 9.375%, 02/15/2010	190,000	139,650
MGM Mirage, Inc. 8.500%, 09/15/2010	75,000	63,375
8.375%, 02/01/2011	200,000	120,000
13.000%, 11/15/2013 (b)	75,000	71,813
5.875%, 02/27/2014	700,000	451,500
7.500%, 06/01/2016	325,000	207,594
NPC International, Inc. 9.500%, 05/01/2014	450,000	328,500
Penn National Gaming, Inc. 6.750%, 03/01/2015	425,000	325,125
Royal Caribbean Cruises Ltd. 7.000%, 06/15/2013	175,000	100,625
7.250%, 06/15/2016	275,000	151,250
San Pasqual Casino Development Group 8.000%, 09/15/2013 (b)	350,000	255,500
Seminole Hard Rock International Inc./Seminole Hard Rock International LLC 4.496%, 03/15/2014 (b) (c)	250,000	128,125
Shingle Springs Tribal Gaming Authority 9.375%, 06/15/2015 (b)	325,000	164,125
Tunica-Biloxi Gaming Authority 9.000%, 11/15/2015 (b)	200,000	159,000
Universal City Development Partners, Ltd./UCDP Finance, Inc. 11.750%, 04/01/2010	175,000	113,313
Universal City Florida Holding Co. I/II 7.943%, 05/01/2010 (c)	525,000	228,375
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 6.625%, 12/01/2014	500,000	380,000

		4,290,996

Household Durables – 1.2%
Da-Lite Screen Co, Inc. 9.500%, 05/15/2011	150,000	132,750
Jarden Corp. 7.500%, 05/01/2017	525,000	360,937
Norcraft Companies LP/Norcraft Capital Corp. 9.750%, 09/01/2012	150,000	112,500
Sealy Mattress Co. 8.250%, 06/15/2014	450,000	267,750

		873,937

Leisure Equipment & Products – 2.2%
True Temper Sports, Inc. 8.375%, 09/15/2011	275,000	89,375
Visant Holding Corp. 7.625%, 10/01/2012	875,000	721,875
10.250%, 12/01/2013	250,000	186,250
8.750%, 12/01/2013	800,000	596,000

		1,593,500

Media – 9.2%
AAC Group Holding Corp. 10.250%, 10/01/2012 (b)	350,000	232,750
16.750%, 10/01/2012	137,284	33,635
Affinity Group Holding, Inc. 9.000%, 02/15/2012	175,000	88,375
10.875%, 02/15/2012	225,490	118,382

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 90.0%	Amount	Value

Media (continued)
American Achievement Corp. 8.250%, 04/01/2012 (b)	$275,000	$213,125
CCH II LLC/CCH II Capital Corp. 10.250%, 09/15/2010	575,000	267,375
Cinemark, Inc. 0.000% to 03/15/2009 then 9.750%, 03/15/2014	425,000	345,844
Dex Media West LLC/Dex Media Finance Co. 9.875%, 08/15/2013	422,000	101,280
Dex Media, Inc. 9.000%, 11/15/2013	275,000	52,250
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 8.375%, 03/15/2013	325,000	325,000
6.375%, 06/15/2015	200,000	185,500
EchoStar DBS Corp. 6.625%, 10/01/2014	650,000	544,375
FoxCo Acquisition Sub. LLC 13.375%, 07/15/2016 (b)	350,000	148,750
Idearc, Inc. 8.000%, 11/15/2016	625,000	50,000
Intelsat Intermediate Holding Co. Ltd 0.000% to 02/01/2010 then 9.500%, 02/01/2015 (b)	525,000	401,625
Intelsat Jackson Holdings Ltd. 11.250%, 06/15/2016	1,050,000	960,750
Kabel Deutschland GmbH 10.625%, 07/01/2014	350,000	313,250
Lamar Media Corp. 7.250%, 01/01/2013	50,000	40,125
6.625%, 08/15/2015	550,000	400,125
MediMedia USA, Inc. 11.375%, 11/15/2014 (b)	475,000	287,375
Newport Television LLC/NTV Finance Corp. 13.000%, 03/15/2017 (b)	400,000	32,500
Nexstar Broadcasting, Inc. 7.000%, 01/15/2014	375,000	163,594
Quebecor Media, Inc. 7.750%, 03/15/2016	325,000	221,000
R.H. Donnelley Corp. 6.875%, 01/15/2013	375,000	52,500
6.875%, 01/15/2016	150,000	23,250
8.875%, 10/15/2017	450,000	69,750
Rainbow National Services LLC 10.375%, 09/01/2014 (b)	414,000	370,530
The Readers Digest Association, Inc. 9.000%, 02/15/2017	725,000	66,156
TruVo Subsidiary Corp. 8.375%, 12/01/2014 (b) (e) (f)	500,000	175,000
Univision Communications Inc. 9.750%, 03/15/2015 (b)	375,000	48,750
Videotron Ltee 6.375%, 12/15/2015	100,000	79,000
9.125%, 04/15/2018 (b)	75,000	70,125
XM Satellite Radio Holdings, Inc. 13.000%, 08/01/2014 (b)	200,000	47,000

		6,529,046

Multiline Retail – 0.5%
Dollar General Corp. 11.875%, 07/15/2017	425,000	365,500

Specialty Retail – 1.1%
AutoNation, Inc. 6.753%, 04/15/2013 (c)	100,000	69,000
7.000%, 04/15/2014	250,000	183,750
NBC Acquisition Corp. 11.000%, 03/15/2013	350,000	161,000
Nebraska Book Co., Inc. 8.625%, 03/15/2012	525,000	238,875
Penske Auto Group, Inc. 7.750%, 12/15/2016	275,000	129,250

		781,875

TOTAL CONSUMER DISCRETIONARY		16,266,104

CONSUMER STAPLES – 6.1%
Beverages – 0.6%
Constellation Brands, Inc. 8.375%, 12/15/2014	150,000	143,250
7.250%, 09/01/2016	175,000	166,250
7.250%, 05/15/2017	150,000	142,500

		452,000

Food & Staples Retailing – 0.8%
Couche-Tard U.S. LP/Couche-Tard Finance Corp. 7.500%, 12/15/2013	300,000	238,500
General Nutrition Centers, Inc. 7.584%, 03/15/2014 (c)	550,000	310,750

		549,250

Food Products – 4.3%
ASG Consolidated LLC/ASG Finance, Inc. 11.500%, 11/01/2011	600,000	513,000
B&G Foods, Inc. 8.000%, 10/01/2011	650,000	555,750
Dean Foods Co. 7.000%, 06/01/2016	550,000	470,250
Eurofresh, Inc. 11.500%, 01/15/2013 (b)	175,000	42,875
Michael Foods, Inc. 8.000%, 11/15/2013	500,000	432,500
Pilgrims Pride Corp. 7.625%, 05/01/2015 (Acquired 10/02/2008, Cost $61,743) (a) (d)	125,000	34,375
8.375%, 05/01/2017 (Acquired 05/04/2007 through 07/15/2008, Cost $564,329) (a) (d)	575,000	37,375
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 9.250%, 04/01/2015	350,000	227,500
10.625%, 04/01/2017	300,000	163,500

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 90.0%	Amount	Value

Food Products (continued)
Reddy Ice Holdings, Inc. 10.500%, 11/01/2012	$550,000	$244,750
Smithfield Foods, Inc. 7.750%, 05/15/2013	250,000	161,875
7.750%, 07/01/2017	325,000	186,875

		3,070,625

Tobacco – 0.4%
Reynolds American, Inc. 7.750%, 06/01/2018	325,000	267,054

TOTAL CONSUMER STAPLES		4,338,929

ENERGY – 8.7%
Energy Equipment & Services – 0.8%
Basic Energy Services, Inc. 7.125%, 04/15/2016	375,000	215,625
CGG-Veritas 7.750%, 05/15/2017	375,000	219,375
Complete Production Services, Inc. 8.000%, 12/15/2016	225,000	142,875

		577,875

Oil, Gas & Consumable Fuels – 7.9%
Chesapeake Energy Corp. 7.500%, 09/15/2013	325,000	281,125
6.875%, 01/15/2016	250,000	201,250
6.875%, 11/15/2020	425,000	308,125
Forest Oil Corp. 7.250%, 06/15/2019	450,000	330,750
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%, 11/01/2015 (b)	400,000	284,000
Holly Energy Partners LP 6.250%, 03/01/2015	475,000	320,625
Inergy LP/Inergy Finance Corp. 6.875%, 12/15/2014	575,000	451,375
MarkWest Energy Partners LP/ MarkWest Energy Finance 8.750%, 04/15/2018	450,000	281,250
Pacific Energy Partners LP/Pacific Energy Finance Corp. 7.125%, 06/15/2014	100,000	87,438
6.250%, 09/15/2015	100,000	74,463
Petroplus Finance Ltd. 6.750%, 05/01/2014 (b)	200,000	128,000
7.000%, 05/01/2017 (b)	225,000	138,375
Pioneer Natural Resources Co. 6.875%, 05/01/2018	300,000	211,321
Plains Exploration & Production Co. 7.750%, 06/15/2015	450,000	342,000
7.000%, 03/15/2017	125,000	86,250
Range Resources Corp. 7.375%, 07/15/2013	125,000	109,687
6.375%, 03/15/2015	100,000	81,500
7.500%, 05/15/2016	150,000	130,875
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375%, 12/15/2013	375,000	258,750
SandRidge Energy, Inc. 8.000%, 06/01/2018 (b)	250,000	140,000
Southern Star Central Corp. 6.750%, 03/01/2016	225,000	187,875
Southwestern Energy Co. 7.500%, 02/01/2018 (b)	150,000	132,000
Tennessee Gas Pipeline Co. 8.375%, 06/15/2032	560,000	486,019
Williams Cos., Inc. 7.625%, 07/15/2019	450,000	352,143
7.875%, 09/01/2021	250,000	191,592

		5,596,788

TOTAL ENERGY		6,174,663

FINANCIALS – 5.9%
Capital Markets – 0.2%
Nuveen Investments, Inc. 10.500%, 11/15/2015 (b)	600,000	135,750

Consumer Finance – 3.5%
Ford Motor Credit Co. LLC 9.875%, 08/10/2011	325,000	239,883
7.250%, 10/25/2011	550,000	402,012
7.500%, 01/13/2012 (c)	550,000	358,187
8.000%, 12/15/2016	450,000	293,489
GMAC LLC 6.875%, 09/15/2011	997,000	817,271
7.000%, 02/01/2012	332,000	265,275
8.000%, 11/01/2031	260,000	154,825

		2,530,942

Real Estate Investment Trusts – 1.9%
Host Hotels & Resorts LP 7.125%, 11/01/2013	200,000	162,000
6.875%, 11/01/2014	250,000	193,750
6.375%, 03/15/2015	175,000	131,250
6.750%, 06/01/2016	100,000	73,500
Ventas Realty LP/Ventas Capital Corp. 9.000%, 05/01/2012	125,000	111,875
6.625%, 10/15/2014	475,000	363,375
7.125%, 06/01/2015	175,000	137,812
6.500%, 06/01/2016	75,000	55,313
6.750%, 04/01/2017	125,000	95,625

		1,324,500

Real Estate Management & Development – 0.3%
HRP Myrtle Beach Operations LLC/HRP Myrtle Beach Capital Corp. 7.383%, 04/01/2012 (Acquired 03/23/2006, Cost $150,000) (b) (c) (d) (e)	275,000	15,125
lcahn Enterprises LP/lcahn Enterprises Finance Corp. 7.125%, 02/15/2013	250,000	173,750

		188,875

TOTAL FINANCIALS		4,180,067

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 90.0%	Amount	Value

HEALTH CARE – 8.7%
Health Care Equipment & Supplies – 2.4%
Accellent, Inc. 10.500%, 12/01/2013	$375,000	$258,750
Bausch & Lomb, Inc. 9.875%, 11/01/2015 (b)	350,000	263,375
Biomet, Inc. 10.375%, 10/15/2017	75,000	59,625
11.625%, 10/15/2017	850,000	731,000
VWR Funding, Inc. 10.250%, 07/15/2015	600,000	381,000

		1,693,750

Health Care Providers & Services – 6.0%
AMR HoldCo, Inc./EmCare HoldCo, Inc. 10.000%, 02/15/2015	300,000	280,500
CRC Health Corp. 10.750%, 02/01/2016	325,000	197,437
HCA, Inc. 9.250%, 11/15/2016	550,000	506,000
9.625%, 11/15/2016	1,475,000	1,154,187
7.500%, 11/06/2033	225,000	105,750
National Mentor Holdings, Inc. 11.250%, 07/01/2014	425,000	336,813
Omnicare, Inc. 6.875%, 12/15/2015	375,000	309,375
United Surgical Partners International, Inc. 9.250%, 05/01/2017	425,000	263,500
Universal Hospital Services, Inc. 5.943%, 06/01/2015 (c)	150,000	92,250
8.500%, 06/01/2015	250,000	178,750
Vanguard Health Holding Co. I LLC 9.000%, 10/01/2014	375,000	315,000
0.000% to 10/01/09 then 11.250%, 10/01/2015	150,000	118,500
Viant Holdings, Inc. 10.125%, 07/15/2017 (b)	525,000	175,875
Yankee Acquisition Corp. 9.750%, 02/15/2017	650,000	276,250

		4,310,187

Life Sciences Tools & Services – 0.3%
Bio-Rad Laboratories, Inc. 6.125%, 12/15/2014	275,000	222,063

TOTAL HEALTH CARE		6,226,000

INDUSTRIALS – 13.4%
Aerospace & Defense – 2.9%
Alliant Techsystems, Inc. 6.750%, 04/01/2016	350,000	316,750
DRS Technologies, Inc. 6.625%, 02/01/2016	200,000	201,000
Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co. 8.875%, 04/01/2015	150,000	51,750
9.750%, 04/01/2017	200,000	55,000
L-3 Communications Corp. 6.125%, 07/15/2013	175,000	161,875
6.125%, 01/15/2014	450,000	410,625
5.875%, 01/15/2015	100,000	90,500
6.375%, 10/15/2015	225,000	211,500
Sequa Corporation 11.750%, 12/01/2015 (b)	300,000	115,500
13.500%, 12/01/2015 (b)	160,295	52,096
TransDigm, Inc. 7.750%, 07/15/2014	450,000	371,250

		2,037,846

Air Freight & Logistics – 0.4%
CEVA Group PLC 10.000%, 09/01/2014 (b)	350,000	261,188

Building Products – 0.4%
Nortek, Inc. 10.000%, 12/01/2013	75,000	51,375
8.500%, 09/01/2014	250,000	58,750
Panolam Industries International, Inc. 10.750%, 10/01/2013	225,000	91,125
Ply Gem Industries, Inc. 11.750%, 06/15/2013	200,000	109,000

		310,250

Commercial Services & Supplies – 4.2%
Allied Waste North America, Inc. 7.125%, 05/15/2016	375,000	341,723
ARAMARK Corp. 6.693%, 02/01/2015 (c)	250,000	190,000
8.500%, 02/01/2015	575,000	523,250
Browning-Ferris Industries, Inc. 9.250%, 05/01/2021	225,000	222,755
Global Cash Access LLC/Global Cash Finance Corp. 8.750%, 03/15/2012	431,000	346,955
RSC Equipment Rental, Inc./RSC Holdings III, LLC 9.500%, 12/01/2014	500,000	277,500
SGS International, Inc. 12.000%, 12/15/2013	575,000	291,094
U.S. Investigations Services, Inc. 10.500%, 11/01/2015 (b)	225,000	165,375
11.750%, 05/01/2016 (b)	225,000	142,875
West Corp. 9.500%, 10/15/2014	300,000	166,500
11.000%, 10/15/2016	750,000	352,500

		3,020,527

Electrical Equipment – 1.7%
Baldor Electric Co. 8.625%, 02/15/2017	400,000	300,000
Belden, Inc. 7.000%, 03/15/2017	450,000	339,750
General Cable Corp. 6.258%, 04/01/2015 (c)	325,000	153,563
7.125%, 04/01/2017	250,000	166,250

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 90.0%	Amount	Value

Electrical Equipment (continued)
Sensus Metering Systems, Inc. 8.625%, 12/15/2013	$350,000	$257,250

		1,216,813

Machinery – 2.0%
ALH Finance LLC/ALH Finance Corp. 8.500%, 01/15/2013	500,000	387,500
Esco Corp. 5.871%, 12/15/2013 (b) (c)	75,000	48,375
8.625%, 12/15/2013 (b)	250,000	176,250
Mueller Water Products, Inc. 7.375%, 06/01/2017	250,000	171,250
SPX Corp. 7.625%, 12/15/2014 (b)	325,000	283,156
Valmont Industries, Inc. 6.875%, 05/01/2014	375,000	320,625

		1,387,156

Marine – 0.3%
Stena AB 7.500%, 11/01/2013	100,000	66,625
7.000%, 12/01/2016	275,000	177,375

		244,000

Road & Rail – 0.8%
Hertz Corp. 8.875%, 01/01/2014	400,000	248,000
10.500%, 01/01/2016	300,000	138,375
Kansas City Southern Railway Co. 8.000%, 06/01/2015	250,000	198,750

		585,125

Trading Companies & Distributors – 0.7%
American Tire Distributors Holdings, Inc. 10.750%, 04/01/2013	175,000	132,125
Interline Brands, Inc. 8.125%, 06/15/2014	475,000	377,625

		509,750

TOTAL INDUSTRIALS		9,572,655

INFORMATION TECHNOLOGY – 5.8%
Computers & Peripherals – 0.5%
Seagate Technology HDD Holdings 6.800%, 10/01/2016	450,000	236,250
Smart Modular Technologies, Inc. 9.383%, 04/01/2012 (c)	114,000	109,155

		345,405

IT Services – 3.7%
Ceridian Corp. 11.500%, 11/15/2015 (b)	550,000	293,562
CompuCom Systems, Inc. 12.500%, 10/01/2015 (b)	450,000	306,000
First Data Corp. 9.875%, 09/24/2015	575,000	350,750
Intergen NV 9.000%, 06/30/2017 (b)	475,000	391,875
iPayment, Inc. 9.750%, 05/15/2014	350,000	176,750
Lender Processing Services, Inc. 8.125%, 07/01/2016	175,000	156,844
SunGard Data Systems, Inc. 9.125%, 08/15/2013	350,000	304,500
10.625%, 05/15/2015 (b)	100,000	86,000
10.250%, 08/15/2015	750,000	498,750
Unisys Corp. 12.500%, 01/15/2016	350,000	99,750

		2,664,781

Office Electronics – 0.1%
Xerox Corp. 7.625%, 06/15/2013	100,000	83,534

Semiconductor & Semiconductor Equipment – 0.4%
Freescale Semiconductor, Inc. 8.875%, 12/15/2014	375,000	166,875
9.125%, 12/15/2014	475,000	111,625

		278,500

Software – 1.1%
Activant Solutions, Inc. 9.500%, 05/01/2016	400,000	188,000
Open Solutions, Inc. 9.750%, 02/01/2015 (b)	375,000	58,125
Serena Software, Inc. 10.375%, 03/15/2016	375,000	192,188
SS&C Technologies, Inc. 11.750%, 12/01/2013	350,000	309,312

		747,625

TOTAL INFORMATION TECHNOLOGY		4,119,845

MATERIALS – 6.7%
Chemicals – 2.7%
Airgas, Inc. 7.125%, 10/01/2018 (b)	100,000	85,750
LyondellBasell Industries AF SCA 8.375%, 08/15/2015 (b)	225,000	6,750
Chemtura Corp. 6.875%, 06/01/2016	350,000	180,250
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 9.750%, 11/15/2014	375,000	108,750
Invista 9.250%, 05/01/2012 (b)	275,000	193,875
Koppers, Inc. 9.875%, 10/15/2013	200,000	185,000
Nalco Finance Holdings LLC/Nalco Finance Holdings, Inc. 0.000% to 02/01/2009 then	66,000	47,850
9.000%, 02/01/2014
Nalco Co. 7.750%, 11/15/2011	125,000	120,625
8.875%, 11/15/2013	425,000	361,250
Terra Capital, Inc. 7.000%, 02/01/2017	525,000	388,500

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 90.0%	Amount	Value

Chemicals (continued)

The Mosaic Co. 7.625%, 12/01/2016 (b)	$175,000	$140,193
Union Carbide Corp. 7.875%, 04/01/2023	100,000	89,615
7.500%, 06/01/2025	50,000	41,210

		1,949,618

Containers & Packaging – 2.7%
Ball Corp. 6.625%, 03/15/2018	250,000	224,375
Berry Plastic Holdings Corp. 8.875%, 09/15/2014	375,000	165,000
Crown Americas LLC/Crown Americas Capital Corp. 7.750%, 11/15/2015	600,000	600,000
Graphic Packaging International Corp. 9.500%, 08/15/2013	650,000	451,750
Owens-Brockway Glass Container, Inc. 8.250%, 05/15/2013	250,000	247,500
Rock-Tenn Co. 9.250%, 03/15/2016 (b)	250,000	233,750
Russell-Stanley Holdings, Inc. 9.000%, 11/30/2008 (Acquired 11/20/2001 and 05/30/2005, Cost $4,325) (a) (b) (d) (e) (f)	3,643	423

		1,922,798

Metals & Mining – 1.1%
Aleris International, Inc. 9.000%, 12/15/2014	175,000	11,375
10.000%, 12/15/2016	250,000	41,875
Compass Minerals International, Inc. 12.000%, 06/01/2013	249,000	250,868
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/2017	400,000	328,454
Novelis, Inc. 7.250%, 02/15/2015	209,000	122,265

		754,837

Paper & Forest Products – 0.2%
NewPage Corp. 10.000%, 05/01/2012	100,000	44,500
12.000%, 05/01/2013	425,000	123,250

		167,750

TOTAL MATERIALS		4,795,003

TELECOMMUNICATION SERVICES – 6.6%
Diversified Telecommunication Services – 1.9%
Fairpoint Communications, Inc. 13.125%, 04/01/2018 (b)	375,000	181,875
Qwest Corp. 8.875%, 03/15/2012	875,000	813,750
Valor Telecommunications Enterprises, LLC/Valor Telecommunications Finance Corp. 7.750%, 02/15/2015	100,000	83,569
Windstream Corp. 8.625%, 08/01/2016	300,000	267,000

		1,346,194

Wireless Telecommunication Services – 4.7%
ALLTEL Communications, Inc. 10.375%, 12/01/2017 (b)	300,000	337,500
Centennial Communications Corp. 9.633%, 01/01/2013 (c)	275,000	268,125
10.000%, 01/01/2013	175,000	182,000
8.125%, 02/01/2014	100,000	102,000
Digicel Group Ltd. 9.125%, 01/15/2015 (b)	487,000	309,245
Digicel Ltd. 9.250%, 09/01/2012 (b)	200,000	171,000
MetroPCS Wireless, Inc. 9.250%, 11/01/2014	575,000	517,500
Nextel Communications, Inc. 7.375%, 08/01/2015	425,000	178,581
Rogers Wireless, Inc. 8.000%, 12/15/2012	325,000	312,813
Sprint Capital Corp. 6.900%, 05/01/2019	675,000	480,037
Sprint Nextel Corp. 6.000%, 12/01/2016	725,000	511,857

		3,370,658

TOTAL TELECOMMUNICATION SERVICES		4,716,852

UTILITIES – 5.3%
Electric Utilities – 2.7%
Edison Mission Energy 7.750%, 06/15/2016	425,000	380,375
7.000%, 05/15/2017	500,000	437,500
NV Energy, Inc. 6.750%, 08/15/2017	425,000	328,372
Texas Competitive Electric Holdings Co. LLC 10.500%, 11/01/2015 (b)	1,100,000	786,500

		1,932,747

Gas Utilities – 0.6%
AmeriGas Partners LP 7.250%, 05/20/2015	150,000	123,000
7.125%, 05/20/2016	400,000	322,000

		445,000

Independent Power Producers & Energy Traders – 1.9%
Dynegy Holdings, Inc. 7.750%, 06/01/2019	675,000	469,125
Energy Future Competitive Holdings Co. 10.875%, 11/01/2017 (b)	100,000	71,500
NRG Energy, Inc. 7.250%, 02/01/2014	375,000	351,563
7.375%, 02/01/2016	300,000	279,750
7.375%, 01/15/2017	200,000	184,500

		1,356,438

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 90.0%	Amount	Value

Multi-Utilities – 0.1%
FPL Energy National Wind Portfolio 6.125%, 03/25/2019 (b)	$75,576	$65,773
Teco Finance, Inc. 6.750%, 05/01/2015	50,000	41,235

		107,008

TOTAL UTILITIES		3,841,193

Total Corporate Bonds (Cost $96,329,842)		$64,231,311

		Fair
Preferred Stocks – 0.2%	Shares	Value

FINANCIALS – 0.2%
Consumer Finance – 0.2%
Preferred Blocker Inc. 9.000%, cumulative (b) (f)	346	$166,080

Total Preferred Stocks (Cost $0)		$166,080

		Fair
Common Stocks – 0.0%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Virgin Media, Inc.	507	$2,530

TOTAL CONSUMER DISCRETIONARY		2,530

INDUSTRIALS – 0.0%
Building Products – 0.0%
Neenah Enterprises, Inc. (a)	1,989	358

TOTAL INDUSTRIALS		358

Total Common Stocks (Cost $3,739)		$2,888

		Fair
Warrants – 0.0%	Contracts	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Sirius XM Radio, Inc. Expiration: March 2010, Exercise Price: $9.83 (a)	50	$26

Total Warrants (Cost $0)		$26

	Face	Fair
Repurchase Agreements – 4.1%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$2,908,000	$2,908,000

Repurchase price $2,908,002
Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033
Fair Value: $2,966,017
Total Repurchase Agreements (Cost $2,908,000)		$2,908,000

Total Investments – 94.3% (Cost $99,241,581) (g)		$67,308,305

Other Assets in Excess of Liabilities – 5.7%		4,035,129

Net Assets – 100.0%		$71,343,434

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2008, the value of these securities totaled $10,484,029 or 14.7% of the Portfolio’s net assets. Unless otherwise noted by (e) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2008.

(d)	Represents a security that is in default.

(e)	Represents a security deemed to be illiquid. At December 31, 2008, the value of illiquid securities in the Portfolio totaled $193,829 or 0.3% of the Portfolio’s net assets.

(f)	Market quotations for these investments were not readily available at December 31, 2008. As discussed in Note 2 of the Notes to Financial Statements, prices for theses issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. At December 31, 2008, the value of these securities totaled $341,503 or 0.5% of the Portfolio’s net assets.

(g)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $96,333,581)	$64,400,305
Repurchase agreements	2,908,000
Cash	290
Receivable for securities sold	374,169
Receivable for fund shares sold	1,854,178
Dividends and accrued interest receivable	1,923,506
Prepaid expenses and other assets	128

Total assets	71,460,576

Liabilities:
Payable for fund shares redeemed	47,296
Payable for investment management services	41,012
Accrued custody expense	870
Accrued professional fees	11,744
Accrued accounting fees	11,377
Accrued printing and filing fees	4,843

Total liabilities	117,142

Net assets	$71,343,434

Net assets consist of:
Par value, $1 per share	$9,894,782
Paid-in capital in excess of par value	89,201,477
Accumulated net realized loss on investments	(2,993,731)
Net unrealized depreciation on investments	(31,933,276)
Undistributed net investment income	7,174,182

Net assets	$71,343,434

Shares outstanding	9,894,782

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$7.21

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$7,897,071
Dividends	81

Total investment income	7,897,152

Expenses:
Management fees	611,233
Custodian fees	5,638
Directors’ fees	7,029
Professional fees	16,640
Accounting fees	66,787
Printing and filing fees	9,741
Compliance expense	4,911
Other	991

Total expenses	722,970

Net investment income	7,174,182

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(516,850)
Change in unrealized appreciation/depreciation on investments	(29,655,248)

Net realized/unrealized gain (loss) on investments	(30,172,098)

Change in net assets from operations	$(22,997,916)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$7,174,182	$6,120,633
Net realized gain (loss) on investments and foreign currency related transactions	(516,850)	663,311
Change in unrealized appreciation/depreciation on investments	(29,655,248)	(4,275,593)

Change in net assets from operations	(22,997,916)	2,508,351

Capital transactions:
Received from shares sold	46,469,522	39,080,391
Paid for shares redeemed	(41,091,673)	(26,929,894)

Change in net assets from capital transactions	5,377,849	12,150,497

Change in net assets	(17,620,067)	14,658,848
Net Assets:
Beginning of year	88,963,501	74,304,653

End of year	$71,343,434	$88,963,501

Undistributed net investment income	$7,174,182	$6,080,780

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$9.68	$9.35	$8.49	$8.65	$7.84
Operations:
Net investment income	0.68	0.59	0.47	0.60 (a)	0.52
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(3.15)	(0.26)	0.39	(0.34)	0.32

Total from operations	(2.47)	0.33	0.86	0.26	0.84

Distributions:
Distributions from net investment income	—	—	—	(0.42)	(0.03)

Net asset value, end of year	$7.21	$9.68	$9.35	$8.49	$8.65

Total return	–25.52%	3.53%	10.13%	2.99%	10.67%
Ratios and supplemental data:
Net assets at end of year (millions)	$71.3	$89.0	$74.3	$54.0	$42.0
Ratios to average net assets:
Expenses	0.88%	0.87%	0.91%	0.97%	0.93%
Net investment income	8.77%	7.05%	7.12%	6.89%	7.20%
Portfolio turnover rate	18%	32%	32%	36%	40%

(a)	Calculated using the average daily shares method.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Objective/Strategy

The Capital Growth Portfolio seeks capital appreciation by investing in and actively managing equity securities of small-cap growth companies.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-36.36%
Five years	0.88%
Ten years	4.95%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Capital Growth Portfolio returned -36.36% versus -38.54% for the current benchmark, the Russell 2000 Growth Index.

The Portfolio outperformed the benchmark Russell 2000 Growth Index during the fourth quarter and the full year of 2008. The average small-cap growth manager is down more than forty-two percent for 2008, with fewer than eighteen percent beating the benchmark over the full year, according to Merrill Lynch research. Relative to the benchmark, Information Technology and Consumer Discretionary outperformed during 2008 due to strong stock selection, while Financials, Energy and Industrials lagged. In Information Technology, the Portfolio had strong relative performance from a number of stocks, including Quality Systems, Inc., EMS Technologies, Inc. and Eagle Test Systems, Inc. In Financials, we lagged due in large part to our investment in risk-management consultant FCStone Group, Inc., which traded down due to disappointing earnings; consequently, we sold the stock. In Energy, the Portfolio lagged due in part to OYO Geospace Corp., which sold off during the first quarter due to delays in receiving anticipated contracts. We continue to hold the stock because we believe it will rebound due to the launch of the company’s new wireless data-acquisition system. Polypore International, Inc. pulled down returns in Industrials after announcing that it lost a major contract. We sold the stock.(1)

Our strongest stocks for the year were Thoratec Corp., Quality Systems, Inc., EMS Technologies, Inc., Mentor Corp. and Myriad Genetics, Inc. After years of development, Thoratec Corp. received U.S. Food and Drug Administration approval for expanded use of its artificial heart in April and the company continues to exceed earnings expectations. Quality Systems, Inc. markets information-processing systems to medical and dental group practices. The company has exceeded revenue and profit expectations and the stock recently got a boost after President-elect Barack Obama indicated that he believes investment in healthcare information technology will help decrease overall healthcare costs. EMS Technologies, Inc. provides products to the satellite and wireless communications markets. The company beat earnings expectations and reiterated full-year guidance, which is notable given current macroeconomic headwinds. Mentor Corp. develops, manufactures and markets a range of products serving the aesthetic medical market, including plastic and reconstructive surgery. The company was purchased during the fourth quarter at a ninety percent premium. Myriad Genetics, Inc. is a profitable biotechnology company. The company funds drug development using cash generated from its diagnostic business. During the third quarter, the company announced that their board of directors is considering splitting the two business units, which attracted significant investor interest due to the strength and growth potential of its diagnostic business.(1)

Laggards for the year included OYO Geospace Corp., FCStone Group, Inc., Eclipsys Corp., Icon PLC and Lufkin Industries, Inc. Eclipsys Corp. is a global healthcare information technology provider. The company’s primary customers are hospitals implementing clinical- and financial-management systems. Concerns over hospital capital expenditures in 2009 due to the credit crisis caused the stock to sell off dramatically. We believe the stock will rebound because healthcare information technology is one of the cornerstones of Obama’s healthcare-reform plan. A majority of the company’s revenues are recurring and highly visible and we believe the company will continue to meet or exceed guidance. Icon PLC is a contract-research organization that sold off with its peers during the fourth quarter due to concerns that a tight market for biotech funding would decrease the group’s earnings. We continue to hold the stock because we believe Icon PLC is a leader in this area and that the vast majority of its clients are well-capitalized. Lufkin Industries, Inc., a producer of oil pump-jack units, suffered in the fourth quarter due to the continued decline in oil prices that could negatively impact demand for the company’s products. We continue to hold the stock because the company has a large backlog, it is the supplier of choice in the Bakken Shale region and it also has exposure to wind energy.(1)

Equity markets continue to face headwinds with news of declining economic conditions (e.g., deteriorating home values, rising unemployment, credit-market illiquidity, weak Gross Domestic Product (“GDP”) numbers and expectations of disappointing fourth-quarter earnings and earnings guidance). These concerns could continue to pressure equity markets. We believe that we are entering 2009 on steadier ground with the Federal Reserve setting a near-zero target interest rate, deploying bailout money, a new president with a focus on economic stabilization and on-going worldwide governmental efforts to dampen the financial crisis. We expect this recession to be deeper and last longer than average but we are already more than a year into it. In October, consumers stopped spending, energy and materials prices collapsed and GDP contracted sharply. This should at least set up some easy economic comparisons beginning in the fourth quarter of 2009. Historically, markets tend to recover six to nine months before the economy; therefore, equity markets could begin recovering early in the year.

The era of healthcare reform is at hand, in our view. Healthcare costs have been spiraling out of control for so long that it finally

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

reached the threshold of pain for all stakeholders: patients, politicians, providers and payers. What form healthcare reform will take is, at best, a guess. What is certain, however, is that the United States must get healthcare costs under control or risk having healthcare expenditures crowd out other investments the country must make to remain competitive. Therefore, we are focused on companies that will benefit from government investments in healthcare information technology (e.g., Eclipsys Corp.) and those that have developed cost-effective medical technologies for large unmet medical needs (e.g., Thoratec Corp).

In the face of a sharply weakening global economy, the prices of virtually all commodities have collapsed in the past months. We expect energy demand to remain anemic in the near term but supplies should begin to tighten over the next 12 months following a dramatic cutback in capital spending. If the economy begins to recover in the second half of 2009, commodity prices could snap back in a V-shaped bottom as the market shifts its focus back to supply-side challenges. In the current environment, we believe exploration-and-production (“E&P”) companies will outperform oil services. We also believe that oil prices likely will recover before natural gas prices, given the aggressive production cuts by the Organization of the Petroleum Exporting Countries (“OPEC”)

Financial services stocks at some point should see the benefits of the many different policy responses the U.S. government has adopted to deal with the present economic downturn. Unfortunately, when the financial companies report fourth-quarter earnings results we are likely to see some continued asset write-downs. We are still concerned that the fundamentals for most financial-services industries are not yet showing signs of recovery but, as always, we continue to look for those rare niches of the sector where revenue and earnings growth remain possible, such as pawn-shop operator Cash America International, Inc.

During the fourth quarter, consumer spending continued to deteriorate as equity and home prices continued to fall and unemployment picked up. With that said, we are beginning to see some encouraging signs on the consumer front in the form of sharply lower gas prices, the lowest conforming mortgage rates in decades and the potential for improved consumer confidence as an incoming president with high approval ratings replaces one with the lowest on record. With Consumer Discretionary names, we continue to favor companies with strong competitive positions and balance sheets.

The near-term fundamental outlook for the Information Technology sector is negative, as data points continue to suggest a worsening global demand climate from both consumers and businesses. Over the course of 2009, however, investors may anticipate an economic stabilization several quarters ahead of the data. Therefore, we will remain defensive in the early part of the year, investing in less economically sensitive companies. We will look to gradually increase our exposure to cyclicals over the course of the year when we have conviction that the environment is, in fact, stabilizing. Currently, we like companies with exposure to government, healthcare and education channels; companies with a large portion of recurring revenue; and companies that provide products that help reduce costs. For example, Compellent Technologies, Inc. provides cheap storage systems, serving a market where data is growing exponentially, independent of the economy.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	97.5
Repurchase Agreements
Less Net Liabilities	2.5

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

		% of Net Assets

1.	Thoratec Corp.	4.8
2.	EMS Technologies, Inc.	3.6
3.	Eclipsys Corp.	3.6
4.	Quality Systems, Inc.	3.2
5.	Bally Technologies, Inc.	2.8
6.	FTI Consulting, Inc.	2.7
7.	Genesco, Inc.	2.6
8.	Waste Connections, Inc.	2.6
9.	Ansys, Inc.	2.6
10.	Coherent, Inc.	2.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Health Care	26.5
Information Technology	23.7
Consumer Discretionary	16.1
Industrials	14.4
Energy	5.9
Materials	5.9
Financials	4.2
Consumer Staples	0.8

97.5

Ohio National Fund, Inc.
Capital Growth Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 97.5%	Shares	Value

CONSUMER DISCRETIONARY – 16.1%
Diversified Consumer Services – 1.4%
American Public Education, Inc. (a)	7,830	$291,198
K12, Inc. (a)	4,180	78,375

		369,573

Hotels, Restaurants & Leisure – 7.0%
Bally Technologies, Inc. (a)	31,445	755,623
BJ’s Restaurants, Inc. (a)	28,745	309,584
Red Robin Gourmet Burgers, Inc. (a)	4,480	75,398
Shuffle Master, Inc. (a)	63,870	316,795
WMS Industries, Inc. (a)	16,355	439,950

		1,897,350

Household Durables – 2.2%
Universal Electronics, Inc. (a)	37,200	603,384

Internet & Catalog Retail – 0.1%
U.S. Auto Parts Network, Inc. (a)	16,475	22,900

Media – 2.8%
Entravision Communications Corp. Class A (a)	60,615	94,559
John Wiley & Sons, Inc.	12,305	437,812
Lions Gate Entertainment Corp. (a)	43,880	241,340

		773,711

Specialty Retail – 2.6%
Genesco, Inc. (a)	41,925	709,371

TOTAL CONSUMER DISCRETIONARY		4,376,289

CONSUMER STAPLES – 0.8%
Personal Products – 0.8%
Herbalife Ltd.	9,930	215,282

TOTAL CONSUMER STAPLES		215,282

ENERGY – 5.9%
Energy Equipment & Services – 4.3%
Core Laboratories N.V.	4,465	267,275
Lufkin Industries, Inc.	16,545	570,803
OYO Geospace Corp. (a)	19,205	335,511

		1,173,589

Oil, Gas & Consumable Fuels – 1.6%
Denbury Resources, Inc. (a)	9,150	99,918
McMoRan Exploration Co. (a)	21,830	213,934
Petroleum Development Corp. (a)	4,325	104,103

		417,955

TOTAL ENERGY		1,591,544

FINANCIALS – 4.2%
Capital Markets – 1.2%
Investment Technology Group, Inc. (a)	14,815	336,597

Commercial Banks – 1.0%
First Commonwealth Financial Corp.	21,230	262,828

Consumer Finance – 2.0%
Cash America International, Inc.	19,315	528,265

TOTAL FINANCIALS		1,127,690

HEALTH CARE – 26.5%
Biotechnology – 3.8%
BioMarin Pharmaceutical, Inc. (a)	15,720	279,816
Cubist Pharmaceuticals, Inc. (a)	16,510	398,882
Myriad Genetics, Inc. (a)	3,470	229,922
Onyx Pharmaceuticals, Inc. (a)	3,845	131,345

		1,039,965

Health Care Equipment & Supplies – 10.6%
American Medical System Holdings, Inc. (a)	61,670	554,413
Cutera, Inc. (a)	33,645	298,431
Hansen Medical, Inc. (a)	7,185	51,876
ResMed, Inc. (a)	9,490	355,685
SurModics, Inc. (a)	12,320	311,326
Thoratec Corp. (a)	40,340	1,310,647

		2,882,378

Health Care Providers & Services – 5.4%
Amedisys, Inc. (a)	6,325	261,475
Centene Corp. (a)	31,035	611,700
Lincare Holdings, Inc. (a)	15,825	426,167
MWI Veterinary Supply, Inc. (a)	5,560	149,898

		1,449,240

Health Care Technology – 4.5%
Eclipsys Corp. (a)	68,920	977,975
Vital Images, Inc. (a)	16,815	233,897

		1,211,872

Life Sciences Tools & Services – 2.2%
ICON PLC – ADR (a)	30,590	602,317

TOTAL HEALTH CARE		7,185,772

INDUSTRIALS – 14.4%
Building Products – 1.1%
Ameron International Corp.	4,860	305,791

Commercial Services & Supplies – 6.2%
Corrections Corp. of America (a)	26,389	431,724
The GEO Group, Inc. (a)	29,900	539,097
Waste Connections, Inc. (a)	22,413	707,578

		1,678,399

Construction & Engineering – 2.3%
Northwest Pipe Co. (a)	14,465	616,354

Professional Services – 4.8%
FTI Consulting, Inc. (a)	16,550	739,454
Monster Worldwide, Inc. (a)	22,250	269,003
School Specialty, Inc. (a)	14,895	284,792

		1,293,249

TOTAL INDUSTRIALS		3,893,793

INFORMATION TECHNOLOGY – 23.7%
Communications Equipment – 3.6%
EMS Technologies, Inc. (a)	37,815	978,274

Computers & Peripherals – 3.2%
Compellent Technologies, Inc. (a)	59,335	577,330

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 97.5%	Shares	Value

Computers & Peripherals (continued)
Netezza Corp. (a)	42,655	$283,229

		860,559

Electronic Equipment, Instruments & Components – 3.3%
Coherent, Inc. (a)	30,225	648,629
Dolby Laboratories, Inc. Class A (a)	7,815	256,019

		904,648

Internet Software & Services – 0.5%
Internet Capital Group, Inc. (a)	24,445	133,225

IT Services – 0.7%
Lender Processing Services, Inc.	6,535	192,456

Semiconductors & Semiconductor Equipment – 1.0%
Advanced Energy Industries, Inc. (a)	26,980	268,451

Software – 11.4%
Ansys, Inc. (a)	24,985	696,832
FactSet Research Systems, Inc.	12,407	548,886
Macrovision Solutions Corp. (a)	33,040	417,956
Quality Systems, Inc.	19,880	867,165
TIBCO Software, Inc. (a)	106,160	550,970

		3,081,809

TOTAL INFORMATION TECHNOLOGY		6,419,422

MATERIALS – 5.9%
Chemicals – 4.6%
Huntsman Corp.	77,455	266,445
Intrepid Potash, Inc. (a)	26,485	550,093
Quaker Chemical Corp.	10,825	178,071
Terra Industries, Inc.	15,335	255,635

		1,250,244

Construction Materials – 1.3%
Texas Industries, Inc.	9,875	340,688

TOTAL MATERIALS		1,590,932

Total Common Stocks (Cost $31,158,664)		$26,400,724

	Underlying	Fair
Warrants – 0.0%	Shares	Value

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Lantronix, Inc.
Expiration: February 2011, Exercise Price: $1.00 (a)	305	$—

Total Warrants (Cost $0)		$—

	Face	Fair
Repurchase Agreements – 4.5%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$1,217,000	$1,217,000

Repurchase price $1,217,001
Collateralized by: Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $1,241,280
Total Repurchase Agreements (Cost $1,217,000)		$1,217,000

Total Investments – 102.0% (Cost $32,375,664) (b)		$27,617,724
Liabilities in Excess of Other Assets – (2.0)%		(533,765)

Net Assets – 100.0%		$27,083,959

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $31,158,664)	$26,400,724
Repurchase agreements	1,217,000
Cash	181
Receivable for fund shares sold	73,713
Dividends and accrued interest receivable	11,173
Prepaid expenses and other assets	579

Total assets	27,703,370

Liabilities:
Payable for securities purchased	535,443
Payable for fund shares redeemed	47,666
Payable for investment management services	19,470
Accrued custody expense	1,130
Accrued professional fees	10,813
Accrued accounting fees	2,748
Accrued printing and filing fees	2,141

Total liabilities	619,411

Net assets	$27,083,959

Net assets consist of:
Par value, $1 per share	$1,805,682
Paid-in capital in excess of par value	45,359,083
Accumulated net realized loss on investments	(15,322,866)
Net unrealized depreciation on investments	(4,757,940)

Net assets	$27,083,959

Shares outstanding	1,805,682

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$15.00

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$19,083
Dividends (Net of withholding tax of $543)	109,973

Total investment income	129,056

Expenses:
Management fees	303,594
Custodian fees	4,767
Directors’ fees	2,823
Professional fees	13,472
Accounting fees	17,331
Printing and filing fees	4,406
Compliance expense	4,911
Other	578

Total expenses	351,882

Net investment loss	(222,826)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(3,527,322)
Change in unrealized appreciation/depreciation on investments	(10,934,251)

Net realized/unrealized gain (loss) on investments	(14,461,573)

Change in net assets from operations	$(14,684,399)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(222,826)	$(252,285)
Net realized gain (loss) on investments	(3,527,322)	5,130,505
Change in unrealized appreciation/depreciation on investments	(10,934,251)	(1,203,316)

Change in net assets from operations	(14,684,399)	3,674,904

Capital transactions:
Received from shares sold	15,704,298	10,064,694
Paid for shares redeemed	(12,143,882)	(8,478,996)

Change in net assets from capital transactions	3,560,416	1,585,698

Change in net assets	(11,123,983)	5,260,602
Net Assets:
Beginning of year	38,207,942	32,947,340

End of year	$27,083,959	$38,207,942

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$23.57	$21.19	$17.64	$17.19	$14.36
Operations:
Net investment loss	(0.12)	(0.16)	(0.16)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	(8.45)	2.54	3.71	0.59	2.95

Total from operations	(8.57)	2.38	3.55	0.45	2.83

Net asset value, end of year	$15.00	$23.57	$21.19	$17.64	$17.19

Total return	–36.36%	11.23%	20.12%	2.62%	19.71%
Ratios and supplemental data:
Net assets at end of year (millions)	$27.1	$38.2	$32.9	$28.2	$30.0
Ratios to average net assets:
Expenses	1.04%	1.02%	1.03%	1.03%	1.03%
Net investment loss	(0.66)%	(0.70)%	(0.81)%	(0.78)%	(0.74)%
Portfolio turnover rate	63%	63%	69%	52%	64%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Objective/Strategy

The Nasdaq-100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike other Portfolios, the Nasdaq-100 Index Portfolio is a non-diversified portfolio for purposes of Section 5(b)(1) of the 1940 Act.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-41.98%
Five years	-3.93%
Since inception (5/1/00)	-12.61%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Nasdaq-100 Index Portfolio returned -41.98% versus -41.57% for the current benchmark, the Nasdaq-100 Index.

The correlation to the index for the year was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in Powershares QQQ, an exchange traded fund that mimics the return of the Nasdaq-100 Index.

The top five stock holdings at year end were Apple, Inc., QUALCOMM, Inc., Microsoft Corp., Gilead Sciences, Inc., and Google, Inc. The largest contributors to the index return for 2008 were Amgen, Inc., Gilead Sciences, Inc., Celgene Corp., BEA Systems, Inc. and Vertex Pharmaceuticals, Inc. The largest detractors for the index in 2008 were Apple, Inc., Google, Inc., Microsoft Corp., Research In Motion Ltd. and Intel Corp.(1)

The world economy is in the midst of a global recession. Bank failures, high unemployment, and poor corporate results will put downward pressure on U.S. equity indices for at least the first six months of the year. Equities could rally the second part of the year as the new administration’s fiscal stimulus package starts to take effect.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100 Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of the NASDAQ stock market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets
Common Stocks (3)	94.5
Exchange Traded Funds	3.0
Repurchase Agreements and
Other Net Assets	2.5

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	Apple, Inc.	9.3
2.	QUALCOMM, Inc.	6.3
3.	Microsoft Corp.	5.2
4.	Gilead Sciences, Inc.	4.0
5.	Google, Inc. Class A	3.9
6.	Oracle Corp.	3.3
7.	PowerShares QQQ	3.0
8.	Cisco Systems, Inc.	3.0
9.	Intel Corp.	2.5
10.	Amgen, Inc.	2.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	55.7
Health Care	19.2
Consumer Discretionary	11.4
Industrials	5.6
Consumer Staples	1.3
Telecommunication Services	0.7
Materials	0.6

94.5

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 94.5%	Shares	Value

CONSUMER DISCRETIONARY – 11.4%
Diversified Consumer Services – 1.1%
Apollo Group, Inc. Class A (a)	3,975	$304,564

Hotels, Restaurants & Leisure – 1.3%
Starbucks Corp. (a)	25,150	237,919
Wynn Resorts Ltd. (a)	3,000	126,780

		364,699

Household Durables – 0.3%
Garmin Ltd.	4,625	88,661

Internet & Catalog Retail – 1.6%
Amazon.com, Inc. (a)	7,025	360,242
Expedia, Inc. (a)	6,950	57,268
Liberty Media Corp. - Interactive (a)	13,425	41,886

		459,396

Media – 4.2%
Comcast Corp. Class A	35,572	600,455
DISH Network Corp. (a)	5,310	58,888
Focus Media Holding Ltd. - ADR (a)	2,825	25,679
Liberty Global, Inc. Class A (a)	3,750	59,700
The DIRECTV Group, Inc. (a)	18,850	431,854

		1,176,576

Multiline Retail – 0.4%
Sears Holdings Corp. (a)	3,200	124,384

Specialty Retail – 2.5%
Bed Bath & Beyond, Inc. (a)	8,600	218,612
O’Reilly Automotive, Inc. (a)	3,300	101,442
Ross Stores, Inc.	3,275	97,366
Staples, Inc.	11,825	211,904
Urban Outfitters, Inc. (a)	4,100	61,418

		690,742

TOTAL CONSUMER DISCRETIONARY		3,209,022

CONSUMER STAPLES – 1.3%
Beverages – 0.3%
Hansen Natural Corp. (a)	2,250	75,442

Food & Staples Retailing – 1.0%
Costco Wholesale Corp.	5,610	294,525

TOTAL CONSUMER STAPLES		369,967

HEALTH CARE – 19.2%
Biotechnology – 12.9%
Amgen, Inc. (a)	12,172	702,933
Biogen Idec, Inc. (a)	7,825	372,705
Celgene Corp. (a)	11,200	619,136
Cephalon, Inc. (a)	1,650	127,116
Genzyme Corp. (a)	8,375	555,849
Gilead Sciences, Inc. (a)	22,100	1,130,194
Vertex Pharmaceuticals, Inc. (a)	3,875	117,722

		3,625,655

Health Care Equipment & Supplies – 1.1%
DENTSPLY International, Inc.	3,525	99,546
Hologic, Inc. (a)	6,650	86,916
Intuitive Surgical, Inc. (a)	975	$123,815

		310,277

Health Care Providers & Services – 1.6%
Express Scripts, Inc. (a)	5,450	299,641
Henry Schein, Inc. (a)	2,200	80,718
Patterson Cos., Inc. (a)	2,880	54,000

		434,359

Life Sciences Tools & Services – 0.9%
Illumina, Inc. (a)	3,000	78,150
Life Technologies Corp. (a)	4,325	100,816
Pharmaceutical Product Development, Inc.	2,825	81,953

		260,919

Pharmaceuticals – 2.7%
Teva Pharmaceutical Industries, Ltd. - ADR	15,735	669,839
Warner Chilcott Ltd. Class A (a)	6,150	89,175

		759,014

TOTAL HEALTH CARE		5,390,224

INDUSTRIALS – 5.6%
Air Freight & Logistics – 1.4%
C.H. Robinson Worldwide, Inc.	4,125	226,999
Expeditors International of Washington, Inc.	5,125	170,509

		397,508

Airlines – 0.3%
Ryanair Holdings PLC - ADR (a)	2,875	83,605

Commercial Services & Supplies – 0.8%
Cintas Corp.	4,525	105,116
Stericycle, Inc. (a)	2,225	115,878

		220,994

Construction & Engineering – 0.3%
Foster Wheeler Ltd. (a)	3,250	75,985

Electrical Equipment – 0.9%
First Solar, Inc. (a)	1,750	241,430

Machinery – 1.2%
Joy Global, Inc.	2,500	57,225
PACCAR, Inc.	10,014	286,400

		343,625

Road & Rail – 0.3%
J.B. Hunt Transport Services, Inc.	3,100	81,437

Trading Companies & Distributors – 0.4%
Fastenal Co.	3,500	121,975

TOTAL INDUSTRIALS		1,566,559

INFORMATION TECHNOLOGY – 55.7%
Communications Equipment – 11.8%
Cisco Systems, Inc. (a)	51,575	840,672
Juniper Networks, Inc. (a)	8,550	149,711
QUALCOMM, Inc.	49,245	1,764,448

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 94.5%	Shares	Value

Communications Equipment (continued)
Research In Motion Ltd. (a)	13,950	$566,091

		3,320,922

Computers & Peripherals – 10.9%
Apple, Inc. (a)	30,570	2,609,149
Dell, Inc. (a)	17,650	180,736
Logitech International SA (a)	4,300	66,994
NetApp, Inc. (a)	8,510	118,885
Seagate Technology	12,000	53,160
Sun Microsystems, Inc. (a)	7,930	30,293

		3,059,217

Electronic Equipment, Instruments & Components – 0.6%
Flextronics International Ltd. (a)	21,650	55,424
Flir Systems, Inc. (a)	3,575	109,681

		165,105

Internet Software & Services – 6.8%
Akamai Technologies, Inc. (a)	4,000	60,360
Baidu.com - ADR (a)	650	84,870
eBay, Inc. (a)	23,485	327,851
Google, Inc. Class A (a)	3,600	1,107,540
IAC/InterActiveCorp (a)	3,601	56,644
VeriSign, Inc. (a)	4,505	85,955
Yahoo!, Inc. (a)	16,460	200,812

		1,924,032

IT Services – 3.4%
Automatic Data Processing, Inc.	8,850	348,159
Cognizant Technology Solutions Corp. Class A (a)	7,000	126,420
Fiserv, Inc. (a)	4,937	179,559
Infosys Technologies Ltd. - ADR	2,775	68,182
Paychex, Inc.	8,445	221,934

		944,254

Semiconductors & Semiconductor Equipment – 7.4%
Altera Corp.	10,325	172,531
Applied Materials, Inc.	17,100	173,223
Broadcom Corp. Class A (a)	10,050	170,548
Intel Corp.	48,020	703,973
KLA-Tencor Corp.	5,050	110,040
Lam Research Corp. (a)	3,175	67,564
Linear Technology Corp.	7,305	161,587
Marvell Technology Group Ltd. (a)	14,375	95,881
Maxim Integrated Products, Inc.	7,675	87,649
Microchip Technology, Inc.	3,725	72,749
NVIDIA Corp. (a)	13,012	105,007
Xilinx, Inc.	8,955	159,578

		2,080,330

Software – 14.8%
Activision Blizzard, Inc. (a)	29,150	251,856
Adobe Systems, Inc. (a)	12,830	273,151
Autodesk, Inc. (a)	5,825	114,461
CA, Inc.	12,275	227,456
Check Point Software Technologies Ltd. (a)	5,220	99,128
Citrix Systems, Inc. (a)	5,325	125,510
Electronic Arts, Inc. (a)	7,980	127,999
Intuit, Inc. (a)	9,930	236,235
Microsoft Corp.	75,500	1,467,720
Oracle Corp. (a)	52,985	939,424
Symantec Corp. (a)	21,548	291,329

		4,154,269

TOTAL INFORMATION TECHNOLOGY		15,648,129

MATERIALS – 0.6%
Chemicals – 0.4%
Sigma-Aldrich Corp.	2,975	125,664

Metals & Mining – 0.2%
Steel Dynamics, Inc.	4,625	51,707

TOTAL MATERIALS		177,371

TELECOMMUNICATION SERVICES – 0.7%
Wireless Telecommunication Services – 0.7%
Millicom International Cellular S.A.	2,575	115,643
NII Holdings, Inc. (a)	3,975	72,266

TOTAL TELECOMMUNICATION SERVICES		187,909

Total Common Stocks (Cost $32,762,438)		$26,549,181

		Fair
Exchange Traded Funds – 3.0%	Shares	Value

PowerShares QQQ	28,565	$849,523

Total Exchange Traded Funds (Cost $824,053)		$849,523

	Face	Fair
Repurchase Agreements – 0.9%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$237,000	$237,000

Repurchase price $237,000
Collateralized by: Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $241,728
Total Repurchase Agreements (Cost $237,000)		$237,000

Total Investments – 98.4% (Cost $33,823,491) (b)		$27,635,704
Other Assets in Excess of Liabilities – 1.6%		453,138

Net Assets – 100.0%		$28,088,842

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

Schedule of Investments	December 31, 2008

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $33,586,491)	$27,398,704
Repurchase agreements	237,000
Cash	199
Receivable for securities sold	6,961
Receivable for fund shares sold	683,327
Dividends and accrued interest receivable	10,775
Prepaid expenses and other assets	602

Total assets	28,337,568

Liabilities:
Payable for securities purchased	119,010
Payable for fund shares redeemed	103,325
Payable for investment management services	9,069
Accrued custody expense	1,121
Accrued professional fees	10,841
Accrued accounting fees	3,038
Accrued printing and filing fees	2,322

Total liabilities	248,726

Net assets	$28,088,842

Net assets consist of:
Par value, $1 per share	$9,030,273
Paid-in capital in excess of par value	31,416,805
Accumulated net realized loss on investments	(6,177,297)
Net unrealized depreciation on investments	(6,187,787)
Undistributed net investment income	6,848

Net assets	$28,088,842

Shares outstanding	9,030,273

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$3.11

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$2,411
Dividends (net of withholding tax of $2,485)	214,044

Total investment income	216,455

Expenses:
Management fees	157,829
Custodian fees	6,320
Directors’ fees	3,316
Professional fees	13,747
Accounting fees	19,780
Printing and filing fees	4,963
Compliance expense	4,911
Other	719

Total expenses	211,585

Net investment income	4,870

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(1,406,553)
Change in unrealized appreciation/depreciation on investments	(18,845,859)

Net realized/unrealized gain (loss) on investments	(20,252,412)

Change in net assets from operations	$(20,247,542)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,870	$(6,434)
Net realized gain (loss) on investments	(1,406,553)	62,064
Change in unrealized appreciation/depreciation on investments	(18,845,859)	8,194,542

Change in net assets from operations	(20,247,542)	8,250,172

Capital transactions:
Received from shares sold	17,536,823	8,066,954
Paid for shares redeemed	(17,821,298)	(13,351,721)

Change in net assets from capital transactions	(284,475)	(5,284,767)

Change in net assets	(20,532,017)	2,965,405
Net Assets:
Beginning of year	48,620,859	45,655,454

End of year	$28,088,842	$48,620,859

Undistributed net investment income	$6,848	$3,040

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$5.36	$4.52	$4.24	$4.18	$3.80
Operations:
Net investment income (loss)	—	—	—	—	0.03
Net realized and unrealized gain (loss) on investments	(2.25)	0.84	0.28	0.06	0.35

Total from operations	(2.25)	0.84	0.28	0.06	0.38

Net asset value, end of year	$3.11	$5.36	$4.52	$4.24	$4.18

Total return	–41.98%	18.58%	6.60%	1.44%	10.00%
Ratios and supplemental data:
Net assets at end of year (millions)	$28.1	$48.6	$45.7	$31.3	$19.5
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.54%	0.51%	0.53%	0.54%	0.58%
Net investment income (loss)	0.01%	(0.01)%	0.00%	0.05%	0.67%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.54%	0.51%	0.53%	0.64%	0.93%
Portfolio turnover rate	27%	13%	36%	45%	20%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-40.54%
Five years	-1.92%
Since inception (5/1/02)	-0.77%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Bristol Portfolio returned -40.54% versus -37.00% for the current benchmark, the S&P 500 Index.

Suffice it to say, 2008 was the beginning of the great leverage unwinding; leverage that had permeated households, financial firms and corporations. The ramifications of the deleveraging were markedly visible in the financial services industry contraction, but will now permeate the entire world’s economy. Whether or not the U.S. government and its counterparts around the world have the acumen, the wherewithal, and the perseverance to mollify this great unwinding remains to be seen. Whether stocks have discounted the global recession that will follow is debatable. With much uncertainty still facing the financial markets, investors must focus beyond 2009, as it will hopefully prove a year of economic transition, and move their sights to 2010 or later, as the world’s economy recovers with less debt and possibly less volatility.

With respect to 2008 performance, an abysmal fourth quarter destroyed what had been a reasonable year-to-date period, as our over-weighted position in insurance stocks resulted in underperformance for the year. As we moved into the fourth quarter, we had avoided most of the financial disasters by not owning Fannie Mae, Freddie Mac, Bear Stearns or Lehman Brothers. The life insurers we did own (The Hartford Financial Services Group, Inc., Lincoln National Corp., Prudential Financial, Inc. and MetLife, Inc.) looked financially sound, very inexpensive on all measures, and minimally affected by credit problems in the housing sector. Unfortunately, their balance sheets were impacted first by the Fannie Mae/Freddie Mac collapses, and then by owning Lehman Brothers debt. As the market sank, the potential liabilities in their guaranteed annuity businesses, as well as potential charges for their life policies, rose considerably. Each shock to the financial markets was met swiftly with falling prices, and consequently even cheaper valuations on traditional measures such as price-to-book, so we decided to hold on to the positions, and in some instances add to them, bringing weightings back to 2% as their market capitalizations sank.(1)

All five of the largest detractors to performance in 2008 were in the Financials sector and affected by the issues described above. These include American International Group, Inc. which negatively impacted performance by 247 basis points, and The Hartford Financial Services Group, Inc., which hurt performance by 225 basis points. Bank of America Corp. cost the Portfolio 152 basis points, Prudential Financial, Inc. hurt the Portfolio by 153 basis points, and Lincoln National Corp. detracted 147 basis points from performance.(1)

The greatest positive contributors to Portfolio performance included Rohm & Haas Co., which added 69 basis points, and Quanta Services, Inc., which contributed 38 basis points, both benefiting from optimism that President-elect Barack Obama’s plans to revitalize the economy could provide a direct benefit to their businesses. Wells Fargo & Co. contributed 46 basis points to the Portfolio’s performance, as the company experienced fewer non-performing loans than other regional banks through the third quarter. Wal-Mart Stores, Inc. added 33 basis points to performance, as the retailer’s value positioning proved a benefit in a tough economy, and Imclone Systems added 31 basis points, as it received approval for a key drug and was subsequently bought out by Eli Lilly.(1)

As we enter 2009, the Portfolio is over-weighted in Industrials, including positions in Air Products and Chemicals, Inc., Praxair, Inc., Tyco International Ltd., United Technologies Corp., Honeywell International, Inc., General Electric Co. and Celanese Corp. We believe their valuations are not reflective of their normalized earnings, and that once investors have visibility to the economy’s bottom, both in terms of scope and timing, these stocks will recover strongly. Our other over-weighted position continues to be the insurers, though we are slightly under-weighted in Financials in general, and remain under-weighted in the banking industry. We are still under-weighted in retail, as we were for all of 2008, owning only Wal-Mart Stores, Inc. and Nike Inc. We believe consumer spending will not bounce back rapidly and strongly, as unemployment levels grow to perhaps over 15%, and retail sales continue to disappoint. The valuations seem attractive, but there still appears to be time for the sector to come to grips with the deleveraging process and consequent drop in spending.(1)

When we are in the throes of a recession, it is sometimes difficult to see clearly a way out. There are, however, factors in the current environment which have the potential to prompt the economy into a recovery. Credit is thawing, as the spread between London Interbank Offered Rate and Treasuries has narrowed to under 100 basis points. This in turn allows banks to lend between one another, thus making credit more available to the consumer and to corporations. Energy savings are also stimulating the economy, as the price of a barrel of oil has fallen $100 from its peak. The result is a fiscal stimulus effect of around $250 billion dollars annually. Finally, we do have a major stimulus package being worked on by Washington in the range of

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

$400 billion per year, for at least two years. As these policies and factors take affect, we could see the economy bottom and turn. It is possible that the robustness of the turn would be moderated by the Federal Reserve, which could attempt to keep inflation at bay in an economy flooded with dollars. We’ll be prepared to cross that bridge when, or if, we come to it.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets
Common Stocks (3)	88.6
Repurchase Agreements and
Other Net Assets	11.4

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

		% of Net Assets

1.	Exxon Mobil Corp.	3.0
2.	Hewlett-Packard Co.	2.2
3.	Mylan, Inc.	2.1
4.	Lockheed Martin Corp.	2.0
5.	United Technologies Corp.	2.0
6.	Air Products and Chemicals, Inc.	2.0
7.	Cisco Systems, Inc.	2.0
8.	QUALCOMM, Inc.	1.9
9.	MetLife, Inc.	1.9
10.	General Electric Co.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	19.3
Industrials	15.6
Health Care	14.4
Financials	11.8
Energy	10.4
Consumer Staples	9.2
Materials	6.1
Consumer Discretionary	1.8

88.6

Ohio National Fund, Inc.
Bristol Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 88.6%	Shares	Value

CONSUMER DISCRETIONARY – 1.8%
Media – 1.8%
The Walt Disney Co.	63,000	$1,429,470

TOTAL CONSUMER DISCRETIONARY		1,429,470

CONSUMER STAPLES – 9.2%
Beverages – 4.5%
Molson Coors Brewing Co. Class B	25,800	1,262,136
PepsiCo, Inc.	21,800	1,193,986
The Coca-Cola Co.	27,300	1,235,871

		3,691,993

Food & Staples Retailing – 1.7%
Wal-Mart Stores, Inc.	24,700	1,384,682

Food Products – 1.4%
The J.M. Smucker Co.	26,600	1,153,376

Household Products – 1.6%
The Clorox Co.	22,600	1,255,656

TOTAL CONSUMER STAPLES		7,485,707

ENERGY – 10.4%
Energy Equipment & Services – 1.1%
Transocean Ltd (a)	19,600	926,100

Oil, Gas & Consumable Fuels – 9.3%
Anadarko Petroleum Corp.	20,100	774,855
Apache Corp.	15,100	1,125,403
Devon Energy Corp.	17,300	1,136,783
Exxon Mobil Corp.	30,600	2,442,798
Marathon Oil Corp.	22,300	610,128
XTO Energy, Inc.	41,600	1,467,232

		7,557,199

TOTAL ENERGY		8,483,299

FINANCIALS – 11.8%
Capital Markets – 1.1%
Morgan Stanley	56,200	901,448

Diversified Financial Services – 3.0%
Bank of America Corp.	78,150	1,100,352
JPMorgan Chase & Co.	42,600	1,343,178

		2,443,530

Insurance – 7.7%
Lincoln National Corp.	44,600	840,264
MetLife, Inc.	44,600	1,554,756
Prudential Financial, Inc.	27,300	826,098
The Chubb Corp.	11,400	581,400
The Hartford Financial Services Group, Inc.	62,400	1,024,608
Travelers Companies, Inc.	32,900	1,487,080

		6,314,206

TOTAL FINANCIALS		9,659,184

HEALTH CARE – 14.4%
Biotechnology – 1.8%
Vertex Pharmaceuticals, Inc. (a)	49,200	1,494,696

Health Care Equipment & Supplies – 1.3%
Baxter International, Inc.	20,200	1,082,518

Health Care Providers & Services – 3.1%
Aetna, Inc.	33,900	966,150
McKesson Corp.	39,300	1,522,089

		2,488,239

Life Sciences Tools & Services – 4.5%
Life Technologies Corp. (a)	59,700	1,391,607
Sequenom, Inc. (a)	45,000	892,800
Thermo Fisher Scientific, Inc. (a)	40,700	1,386,649

		3,671,056

Pharmaceuticals – 3.7%
Mylan, Inc. (a)	172,000	1,701,080
Pfizer, Inc.	74,700	1,322,937

		3,024,017

TOTAL HEALTH CARE		11,760,526

INDUSTRIALS – 15.6%
Aerospace & Defense – 9.5%
Honeywell International, Inc.	45,300	1,487,199
Lockheed Martin Corp.	19,800	1,664,784
Precision Castparts Corp.	24,900	1,481,052
Raytheon Co.	27,800	1,418,912
United Technologies Corp.	31,050	1,664,280

		7,716,227

Construction & Engineering – 1.4%
Quanta Services, Inc. (a)	58,800	1,164,240

Electrical Equipment – 1.3%
SunPower Corp. (a)	35,753	1,088,321

Industrial Conglomerates – 3.4%
General Electric Co.	94,100	1,524,420
Tyco International Ltd.	57,600	1,244,160

		2,768,580

TOTAL INDUSTRIALS		12,737,368

INFORMATION TECHNOLOGY – 19.3%
Communications Equipment – 5.2%
Cisco Systems, Inc. (a)	97,600	1,590,880
Corning, Inc.	111,600	1,063,548
QUALCOMM, Inc.	43,800	1,569,354

		4,223,782

Computers & Peripherals – 5.7%
Apple, Inc. (a)	16,400	1,399,740
Hewlett-Packard Co.	49,500	1,796,355
International Business Machines Corp.	17,200	1,447,552

		4,643,647

Internet Software & Services – 1.4%
Google, Inc. Class A (a)	3,600	1,107,540

IT Services – 0.8%
Mastercard, Inc. Class A	4,800	686,064

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 88.6%	Shares	Value

Semiconductors & Semiconductor Equipment – 2.9%
Applied Materials, Inc.	130,000	$1,316,900
Maxim Integrated Products, Inc.	94,600	1,080,332

		2,397,232

Software – 3.3%
Electronic Arts, Inc. (a)	72,500	1,162,900
Microsoft Corp.	76,900	1,494,936

		2,657,836

TOTAL INFORMATION TECHNOLOGY		15,716,101

MATERIALS – 6.1%
Chemicals – 5.8%
Air Products and Chemicals, Inc.	31,700	1,593,559
Celanese Corp. Class A	88,100	1,095,083
Mosaic Co.	29,300	1,013,780
Potash Corp. of Saskatchewan, Inc.	4,400	322,168
Praxair, Inc.	11,900	706,384

		4,730,974

Metals & Mining – 0.3%
Nucor Corp.	6,100	281,820

TOTAL MATERIALS		5,012,794

Total Common Stocks (Cost $94,959,880)		$72,284,449

	Face	Fair
Repurchase Agreements – 3.2%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$2,599,000	$2,599,000

Repurchase price $2,599,001
Collateralized by: Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033
Fair Value: $2,650,853
Total Repurchase Agreements (Cost $2,599,000)		$2,599,000

Total Investments – 91.8% (Cost $97,558,880) (b)		$74,883,449
Other Assets in Excess of Liabilities – 8.2%		6,660,026

Net Assets – 100.0%		$81,543,475

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $94,959,880)	$72,284,449
Repurchase agreements	2,599,000
Cash	123
Receivable for securities sold	1,744,819
Receivable for fund shares sold	7,026,977
Dividends and accrued interest receivable	154,101
Prepaid expenses and other assets	1,520

Total assets	83,810,989

Liabilities:
Payable for securities purchased	2,133,294
Payable for fund shares redeemed	61,725
Payable for investment management services	47,789
Accrued custody expense	1,549
Accrued professional fees	11,805
Accrued accounting fees	5,455
Accrued printing and filing fees	5,897

Total liabilities	2,267,514

Net assets	$81,543,475

Net assets consist of:
Par value, $1 per share	$9,911,786
Paid-in capital in excess of par value	116,185,464
Accumulated net realized loss on investments	(22,010,866)
Net unrealized depreciation on investments	(22,675,431)
Undistributed net investment income	132,522

Net assets	$81,543,475

Shares outstanding	9,911,786

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$8.23

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$42,951
Dividends (net of withholding tax of $6,925)	1,819,828

Total investment income	1,862,779

Expenses:
Management fees	734,295
Custodian fees	9,754
Directors’ fees	7,778
Professional fees	17,266
Accounting fees	36,300
Printing and filing fees	11,978
Compliance expense	4,911
Other	1,444

Total expenses	823,726

Net investment income	1,039,053

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(21,019,200)
Change in unrealized appreciation/depreciation on investments	(25,860,147)

Net realized/unrealized gain (loss) on investments	(46,879,347)

Change in net assets from operations	$(45,840,294)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,039,053	$559,453
Net realized gain (loss) on investments	(21,019,200)	6,553,033
Change in unrealized appreciation/depreciation on investments	(25,860,147)	(1,432,275)

Change in net assets from operations	(45,840,294)	5,680,211

Distributions to shareholders:
Distributions from net investment income	(906,531)	(508,005)

Capital transactions:
Received from shares sold	53,323,139	38,961,676
Received from dividends reinvested	906,531	508,005
Paid for shares redeemed	(23,005,171)	(10,024,785)

Change in net assets from capital transactions	31,224,499	29,444,896

Change in net assets	(15,522,326)	34,617,102
Net Assets:
Beginning of year	97,065,801	62,448,699

End of year	$81,543,475	$97,065,801

Undistributed net investment income	$132,522	$51,448

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$14.02	$13.08	$11.27	$10.06	$10.43
Operations:
Net investment income	0.11	0.08	0.04	0.01	0.13
Net realized and unrealized gain (loss) on investments	(5.80)	0.93	1.81	1.20	0.63

Total from operations	(5.69)	1.01	1.85	1.21	0.76

Distributions:
Distributions from net investment income	(0.10)	(0.07)	(0.04)	—	(0.10)
Distributions of net realized capital gains	—	—	—	—	(1.03)

Total distributions	(0.10)	(0.07)	(0.04)	—	(1.13)

Net asset value, end of year	$8.23	$14.02	$13.08	$11.27	$10.06

Total return	–40.54%	7.75%	16.42%	12.03%	8.62%
Ratios and supplemental data:
Net assets at end of year (millions)	$81.5	$97.1	$62.4	$30.0	$8.1
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.90%	0.89%	0.92%	0.96%	0.27%
Net investment income	1.13%	0.69%	0.56%	0.54%	1.45%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.90%	0.89%	0.92%	0.96%	1.07%
Portfolio turnover rate	184%	176%	216%	224%	300%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-39.53%
Five years	-2.75%
Since inception (5/1/02)	-3.08%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more, or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Bryton Growth Portfolio returned -39.53% versus -38.54% for the current benchmark, the Russell 2000 Growth Index.

During 2008, investors witnessed a worldwide economic slowdown, steadily climbing unemployment, the collapse of major financial institutions, and frozen credit markets. Equity markets turned in one of the worst performance years in history, and 80% of the stocks in the Russell 2000 Index ended the year in negative territory.

Throughout the year, the Portfolio maintained an underweight position in Consumer Discretionary stocks, as declining home prices, uncertain employment prospects and falling equity markets pressured consumer spending. The underweight position resulted in a net positive contribution to the Portfolio’s performance, as the sector underperformed the market. However, a few of the Consumer Discretionary stocks we did own were among the worst performers in the Portfolio. Among these, Pacific Sunwear of California, Inc. hurt annual performance by 126 basis points and Charlotte Russe Holding, Inc. detracted 95 basis points from performance.(1)

The Energy sector was a volatile group in 2008, with the price of oil peaking at an all time high of $147 per barrel and subsequently collapsing to the mid-$40s, as the onset of a global recession resulted in weaker demand for the commodity. The Portfolio was somewhat underweighted in the Energy sector in 2008 which resulted in a net positive impact to performance; the Energy stocks we owned outperformed the group on average, and our underweight position limited the impact of this underperforming sector. The best performers included PetroHawk Energy Corp., which contributed 128 basis points to performance, and Comstock Resources, Inc., which added 19 basis points. Some of the worst performers included Berry Petroleum Co., which hurt performance by 152 basis points, and EXCO Resources, Inc., which cost the Portfolio 83 basis points of performance.(1)

The percentage of the Portfolio invested in the Health Care sector rose from 22% to 27% in 2008, but remained in line with the benchmark weighting. Sequenom, Inc., a molecular diagnostic company with a promising test for prenatal genetic disorders, was a new addition to the Portfolio mid-year and a strong contributor to performance, contributing 69 basis points. Other new additions in the Health Care space included Alexion Pharmaceuticals, Inc., a biotech company with a drug for a life-threatening blood disease in an under-penetrated market, Celera Corp., a diagnostic company with a robust pipeline, and Eclipsys Corp., a healthcare information technology company that we expect to benefit from increased adoption of electronic medical records.(1)

The Portfolio benefited from acquisition activity during the year, as two of the top five contributors were acquisition targets: DRS Technologies, Inc. was bought by Italian firm Finmeccanica and added 52 basis points to performance, and TriZetto Group was bought by Apax Partners and contributed 30 basis points to performance.(1)

Despite the turmoil in the Financials sector, one of the top five contributors to performance for the Portfolio emerged from this sector. KBW, Inc. is an investment bank specializing in financial companies that stands to benefit from bank recapitalizations, and this position added 36 basis points to performance.(1)

Notable detractors to the Portfolio not already mentioned included Hansen Medical, Inc., which hurt performance by 131 basis points as hospitals reduced spending on capital equipment and the company missed expectations. RF Micro Devices, Inc. cost the Portfolio 115 basis points, based on slowing handset growth and market share loss to competition, and a position in ValueClick, Inc. detracted from Portfolio performance by 108 basis points as the company’s display advertising came under pressure and weak e-commerce trends hurt comparison shopping.(1)

As we enter a new year, the majority of headlines regarding the state of the economy are discouraging. In addition, political unrest, global wars, and recent investment scandals have further eroded investor confidence. However, we believe the equity markets have discounted some of this bad news. Valuations are more reasonable, earnings expectations have come down (though still perhaps slightly higher than we would like), and credit markets have begun to thaw. For consumers, gas prices are lower, and the Federal Reserve’s actions have driven down mortgage rates for home owners. Additional stimulus plans are working their way through Congress. We remain optimistic that policy actions will help the economy and stock market returns will improve in 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	85.9
Repurchase Agreements and Other Net Assets	14.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

		% of Net Assets

1.	Integra LifeSciences Holdings Corp.	1.8
2.	Sequenom, Inc.	1.7
3.	Comstock Resources, Inc.	1.6
4.	OSI Pharmaceuticals, Inc.	1.6
5.	Flir Systems, Inc.	1.6
6.	PMC – Sierra, Inc.	1.5
7.	Westinghouse Air Brake Technologies Corp.	1.5
8.	Wright Medical Group, Inc.	1.5
9.	Calgon Carbon Corp.	1.4
10.	Sohu.com, Inc.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	26.5
Health Care	22.7
Industrials	14.0
Consumer Discretionary	7.0
Financials	5.4
Energy	4.1
Consumer Staples	4.1
Materials	2.1

85.9

Ohio National Fund, Inc.
Bryton Growth Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 85.9%	Shares	Value

CONSUMER DISCRETIONARY – 7.0%
Distributors – 1.2%
LKQ Corp. (a)	60,000	$699,600

Hotels, Restaurants & Leisure – 2.4%
Burger King Holdings, Inc.	35,000	835,800
WMS Industries, Inc. (a)	22,000	591,800

		1,427,600

Specialty Retail – 2.7%
Aeropostale, Inc. (a)	23,000	370,300
Charlotte Russe Holding, Inc. (a)	70,000	454,300
The Childrens Place Retail Stores, Inc. (a)	11,000	238,480
Genesco, Inc. (a)	20,000	338,400
Pacific Sunwear of California, Inc. (a)	140,000	222,600

		1,624,080

Textiles, Apparel & Luxury Goods – 0.7%
The Warnaco Group, Inc. (a)	20,000	392,600

TOTAL CONSUMER DISCRETIONARY		4,143,880

CONSUMER STAPLES – 4.1%
Beverages – 0.5%
Central European Distribution Corp. (a)	14,000	275,800

Food & Staples Retailing – 1.4%
BJ’s Wholesale Club, Inc. (a)	23,000	787,980

Food Products – 1.0%
Flowers Foods, Inc.	25,000	609,000

Personal Products – 1.2%
Chattem, Inc. (a)	10,000	715,300

TOTAL CONSUMER STAPLES		2,388,080

ENERGY – 4.1%
Oil, Gas & Consumable Fuels – 4.1%
Arena Resources, Inc. (a)	29,000	814,610
Comstock Resources, Inc. (a)	20,000	945,000
Concho Resources, Inc. (a)	28,000	638,960

TOTAL ENERGY		2,398,570

FINANCIALS – 5.4%
Capital Markets – 1.2%
Affiliated Managers Group, Inc. (a)	7,000	293,440
Jefferies Group, Inc.	30,000	421,800

		715,240

Commercial Banks – 2.3%
Prosperity Bancshares, Inc.	27,000	798,930
Texas Capital Bancshares, Inc. (a)	43,000	574,480

		1,373,410

Diversified Financial Services – 1.0%
Portfolio Recovery Associates, Inc. (a)	17,000	575,280

Insurance – 1.0%
Horace Mann Educators Corp.	60,000	551,400

TOTAL FINANCIALS		3,215,330

HEALTH CARE – 22.7%
Biotechnology – 5.8%
Alexion Pharmaceuticals, Inc. (a)	23,000	832,370
Celera Corp. (a)	60,000	667,800
Incyte Corp. (a)	90,000	341,100
Isis Pharmaceuticals, Inc. (a)	47,000	666,460
OSI Pharmaceuticals, Inc. (a)	24,000	937,200

		3,444,930

Health Care Equipment & Supplies – 8.9%
American Medical Systems Holdings, Inc. (a)	73,000	656,270
Conceptus, Inc. (a)	25,000	380,500
Hansen Medical, Inc. (a)	60,000	433,200
Hologic, Inc. (a)	36,000	470,520
Integra LifeSciences Holdings Corp. (a)	30,000	1,067,100
Micrus Endovascular Corp. (a)	58,000	673,380
NuVasive, Inc. (a)	20,000	693,000
Wright Medical Group, Inc. (a)	42,000	858,060

		5,232,030

Health Care Providers & Services – 3.9%
CardioNet, Inc. (a)	34,000	838,100
MWI Veterinary Supply, Inc. (a)	30,000	808,800
PSS World Medical, Inc. (a)	35,000	658,700

		2,305,600

Health Care Technology – 1.1%
Eclipsys Corp. (a)	45,000	638,550

Life Sciences Tools & Services – 3.0%
Luminex Corp. (a)	37,000	790,320
Sequenom, Inc. (a)	50,200	995,968

		1,786,288

TOTAL HEALTH CARE		13,407,398

INDUSTRIALS – 14.0%
Aerospace & Defense – 0.7%
Triumph Group, Inc.	10,000	424,600

Commercial Services & Supplies – 3.3%
Clean Harbors, Inc. (a)	12,000	761,280
Copart, Inc. (a)	17,000	462,230
The GEO Group, Inc. (a)	40,000	721,200

		1,944,710

Construction & Engineering – 1.3%
Quanta Services, Inc. (a)	38,000	752,400

Electrical Equipment – 1.5%
Baldor Electric Co.	31,000	553,350
Energy Conversion Devices, Inc. (a)	13,000	327,730

		881,080

Machinery – 7.2%
Astec Industries, Inc. (a)	21,000	657,930
Columbus McKinnon Corp. (a)	39,000	532,350
Dynamic Materials Corp.	37,000	714,470
Kaydon Corp.	15,000	515,250
Lincoln Electric Holdings, Inc.	11,000	560,230
The Middleby Corp. (a)	14,500	395,415

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 85.9%	Shares	Value

Machinery (continued)

Westinghouse Air Brake Technologies Corp.	22,000	$874,500

		4,250,145

TOTAL INDUSTRIALS		8,252,935

INFORMATION TECHNOLOGY – 26.5%
Communications Equipment – 3.6%
Harmonic, Inc. (a)	100,000	561,000
Infinera Corporation (a)	90,000	806,400
Riverbed Technology, Inc. (a)	65,000	740,350

		2,107,750

Computers & Peripherals – 1.2%
Data Domain, Inc. (a)	38,000	714,400

Electronic Equipment, Instruments & Components – 2.0%
China Security & Surveillance Technology, Inc. (a)	60,000	265,800
Flir Systems, Inc. (a)	30,000	920,400

		1,186,200

Internet Software & Services – 5.6%
Bankrate, Inc. (a)	20,000	760,000
Gmarket, Inc. - ADR (a)	11,900	205,275
MercadoLibre, Inc. (a)	43,000	705,630
Sohu.com, Inc. (a)	18,000	852,120
ValueClick, Inc. (a)	115,000	786,600

		3,309,625

IT Services – 1.3%
Sapient Corp. (a)	150,000	666,000
Wright Express Corp. (a)	7,000	88,200

		754,200

Semiconductors & Semiconductor Equipment – 10.5%
Advanced Energy Industries, Inc. (a)	80,000	796,000
Applied Micro Circuits Corp. (a)	125,000	491,250
Atheros Communications, Inc. (a)	29,000	414,990
Micrel, Inc.	110,000	804,100
Microsemi Corp. (a)	43,000	543,520
PMC - Sierra, Inc. (a)	180,000	874,800
Semtech Corp. (a)	70,000	788,900
Silicon Laboratories, Inc. (a)	33,000	817,740
Skyworks Solutions, Inc. (a)	120,000	664,800

		6,196,100

Software – 2.3%
Informatica Corp. (a)	60,000	823,800
Quest Software, Inc. (a)	43,000	541,370

		1,365,170

TOTAL INFORMATION TECHNOLOGY		15,633,445

MATERIALS – 2.1%
Chemicals – 2.1%
Calgon Carbon Corp. (a)	55,500	852,480
Intrepid Potash, Inc. (a)	19,100	396,707

TOTAL MATERIALS		1,249,187

Total Common Stocks (Cost $66,398,405)		$50,688,825

	Face	Fair
Repurchase Agreements – 3.6%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$2,162,000	$2,162,000

Repurchase price $2,162,001
Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $2,205,134
Total Repurchase Agreements (Cost $2,162,000)		$2,162,000

Total Investments – 89.5% (Cost $68,560,405) (b)		$52,850,825
Other Assets in Excess of Liabilities – 10.5%		6,168,702

Net Assets – 100.0%		$59,019,527

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $66,398,405)	$50,688,825
Repurchase agreements	2,162,000
Cash	89
Receivable for securities sold	482,979
Receivable for fund shares sold	6,743,468
Dividends and accrued interest receivable	14,503
Prepaid expenses and other assets	1,116

Total assets	60,092,980

Liabilities:
Payable for securities purchased	951,018
Payable for fund shares redeemed	66,612
Payable for investment management services	34,854
Accrued custody expense	980
Accrued professional fees	11,290
Accrued accounting fees	4,376
Accrued printing and filing fees	4,323

Total liabilities	1,073,453

Net assets	$59,019,527

Net assets consist of:
Par value, $1 per share	$7,321,544
Paid-in capital in excess of par value	77,640,243
Accumulated net realized loss on investments	(10,232,680)
Net unrealized depreciation on investments	(15,709,580)

Net assets	$59,019,527

Shares outstanding	7,321,544

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$8.06

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$43,675
Dividends	173,341

Total investment income	217,016

Expenses:
Management fees	546,195
Custodian fees	5,908
Directors’ fees	5,419
Professional fees	15,494
Accounting fees	28,077
Printing and filing fees	8,943
Compliance expense	4,911
Other	948

Total expenses	615,895

Net investment loss	(398,879)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(9,701,458)
Change in unrealized appreciation/depreciation on investments	(19,649,484)

Net realized/unrealized gain (loss) on investments	(29,350,942)

Change in net assets from operations	$(29,749,821)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(398,879)	$(256,301)
Net realized gain (loss) on investments	(9,701,458)	1,701,363
Change in unrealized appreciation/depreciation on investments	(19,649,484)	1,921,733

Change in net assets from operations	(29,749,821)	3,366,795

Capital transactions:
Received from shares sold	46,393,507	37,547,345
Paid for shares redeemed	(22,858,481)	(4,940,730)

Change in net assets from capital transactions	23,535,026	32,606,615

Change in net assets	(6,214,795)	35,973,410
Net Assets:
Beginning of year	65,234,322	29,260,912

End of year	$59,019,527	$65,234,322

Accumulated net investment loss	$—	$(18,148)

 Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

Selected Per-Share Data:
Net asset value, beginning of year	$13.33	$12.13	$10.46	$10.03	$9.33
Operations:
Net investment income (loss)	(0.05)	(0.05)	(0.03)	(0.06)	—
Net realized and unrealized gain (loss) on investments	(5.22)	1.25	1.78	0.49	0.70

Total from operations	(5.27)	1.20	1.75	0.43	0.70

Distributions:
Distributions of net realized capital gains	—	—	(0.08)	—	—

Net asset value, end of year	$8.06	$13.33	$12.13	$10.46	$10.03

Total return	–39.53%	9.89%	16.74%	4.30%	7.50%
Ratios and supplemental data:
Net assets at end of year (millions)	$59.0	$65.2	$29.3	$11.2	$7.0
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.96%	0.96%	1.04%	1.11%	0.30%
Net investment income (loss)	(0.62)%	(0.54)%	(0.67)%	(0.74)%	0.03%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.96%	0.96%	1.04%	1.11%	1.15%
Portfolio turnover rate	54%	55%	99%	155%	150%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-47.98%
Since inception (5/1/04)	-4.44%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the U.S. Equity Portfolio returned -47.98% versus -36.72% for the current benchmark, the S&P Composite 1500 Index.

With many equity indexes recording the second worst year in the history of the stock market, 2008 presented both a challenging and disappointing environment for the Portfolio. The combination of an economic recession and a historical credit crisis caused the collapse of many prevalent financial firms such as Bear Stearns, Merrill Lynch, Washington Mutual, Wachovia, and Lehman Brothers. In response, equity markets experienced broad based selling in all sectors.

As mentioned above, all sectors within the market were negative in 2008 giving equity investors no place to hide. The two sectors that fell the least were Consumer Staples and Health Care returning -15.65% and -23.76% respectively; and the two worst performing sectors for 2008 were Financials and Materials returning -52.24% and -45.48% respectively. In addition to equities, many other asset classes experienced substantial losses during 2008; the RJ/CRB Index, a broad based measurement of all types of commodities, lost over 36% and high-yield corporate bonds had poor performance as investors priced in increased corporate default risk. Conversely, U.S. Treasuries produced positive returns in 2008 as investors fled towards the highest quality assets in order to avoid further losses.

The year began with a significant sell off, with the S&P 1500 Composite Index dropping by almost 13%. The Telecommunication Services, Financials, and Information Technology sectors lead the way down, as each lost approximately 18 to 20%.

This initial sell-off was quickly reversed between March and May as the market rebounded with a 13% gain in just over two months. Both the Energy and Materials sectors lead the rebound, returning approximately 23% and 21% respectively. Additionally, the Health Care, Consumer Staples, and Utilities sectors, which held up better during the first part of the year, lagged on the upside during this rebound.

Next, from May to July the S&P 1500 Composite Index fell another 14% as the Financials and Consumer Discretionary sectors offset their earlier gains due to sub-prime write-offs and recessionary concerns. Financials lost over 31% while Consumer Discretionary lost approximately 20%. This sell off also sent the S&P 1500 Composite Index into official correction territory on a year-to-date basis as the index was down almost 16%.

The next two months consisted of an extremely sideways and choppy market as investors waited for the next shoe to drop. Unfortunately, in mid-September investors fears came to fruition as Lehman Brothers collapsed sending the market into a free-fall. The Financials sector led the fall, losing over 57% of its value during this two month period. As of market close on November 20th, the S&P 1500 Composite Index had fallen over 47% in 2008.

Ending the year on a relatively good note, the market rallied from November 20th to year end. The Financials and Consumer Discretionary sectors lead this final move.

The top industry contributors to performance were airlines, automotive retail, oil & gas refining & marketing, pharmaceuticals, and construction materials. In general, both over-weighted positions and stock selection helped the Portfolio’s over performance in these industries. (1)

The largest industry detractors to performance were other diversified financial services, managed health care, apparel retail, regional banks, and oil & gas drilling. Over-weighted positions in these underperforming industries significantly detracted from the Portfolio’s overall performance.(1)

Based on valuations, the Portfolio began 2008 with approximately 81% of the Portfolio in large-cap issues. The large cap tilt was maintained throughout the majority of 2008. Going into 2009, the Portfolio may begin to venture into more mid and small-cap names as there are attractive values in those areas. At year end, the Portfolio consisted of approximately 70% large-cap, 20% mid-cap, and 10% small-cap issues.(1)

The five best performers were Norfolk Southern Corp., Old Dominion Freight Line, Inc., Ross Stores, Inc., Texas Industries Inc, and Anworth Mortgage Asset Corp. The five worst performers were Bank of America Corp., Thornburg Mortgage, Inc., CIGNA Corp., Cracker Barrel Old Country Store, Inc., and D.R. Horton, Inc. The five largest contributors to performance were SkyWest, Inc., Delta Air Lines, Inc., Exxon Mobil Corp., AutoZone, Inc., and Sunoco, Inc. The five largest detractors to performance were Bank of America Corp., JPMorgan Chase & Co., Collective Brands, Inc., CIGNA Corp., and Foot Locker, Inc.(1)

At year end, our system measured a significant amount of value in the market place and we expect to see a rally moving into 2009. Looking forward, we are actively adding to specific industries within the Industrials, Materials, and Consumer Discretionary sectors, as very attractive industry-based valuations make those

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

three sectors more and more attractive. While talks of future bank failures, recession, stagflation, etc. might resonate throughout the market throughout 2009, we will maintain our disciplined value based industry rotation investing style. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets
Common Stocks (3)	98.4
Repurchase Agreements Less Net Liabilities	1.6

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

		% of Net Assets

1.	AT&T, Inc.	2.6
2.	Chevron Corp.	2.4
3.	Exxon Mobil Corp.	2.4
4.	JPMorgan Chase & Co.	2.1
5.	SkyWest, Inc.	2.1
6.	Delta Air Lines, Inc.	2.1
7.	Pfizer, Inc.	2.1
8.	International Business Machines Corp.	2.0
9.	Sunoco, Inc.	1.9
10.	Bank of America Corp.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Financials	20.5
Consumer Discretionary	18.7
Industrials	18.0
Energy	11.8
Information Technology	9.3
Materials	5.8
Health Care	5.6
Telecommunication Services	4.9
Utilities	2.2
Consumer Staples	1.6

98.4

Ohio National Fund, Inc.
U.S. Equity Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 98.4%	Shares	Value

CONSUMER DISCRETIONARY – 18.7%
Auto Components – 0.9%
BorgWarner, Inc.	5,360	$116,687

Household Durables – 4.7%
Centex Corp.	7,950	84,588
Helen of Troy Ltd. (a)	7,200	124,992
Ryland Group, Inc.	5,180	91,531
Snap-On, Inc.	3,440	135,467
The Stanley Works	4,970	169,477

		606,055

Media – 3.0%
Comcast Corp. Class A	11,650	196,652
The DIRECTV Group, Inc. (a)	8,650	198,172

		394,824

Specialty Retail – 5.6%
Advance Auto Parts Inc.	5,850	196,852
AutoZone, Inc. (a)	1,570	218,968
Lowe’s Companies, Inc.	7,360	158,387
The Home Depot, Inc.	6,690	154,004

		728,211

Textiles, Apparel & Luxury Goods – 4.5%
Deckers Outdoor Corp. (a)	2,420	193,286
V.F. Corp.	3,600	197,172
Wolverine World Wide, Inc.	9,160	192,726

		583,184

TOTAL CONSUMER DISCRETIONARY		2,428,961

CONSUMER STAPLES – 1.6%
Food Products – 1.6%
ConAgra Foods, Inc.	4,060	66,990
Hormel Foods Corp.	2,140	66,511
Nestle SA – ADR	1,795	70,158

TOTAL CONSUMER STAPLES		203,659

ENERGY – 11.8%
Oil, Gas & Consumable Fuels – 11.8%
Arch Coal, Inc.	7,690	125,270
Chevron Corp.	4,220	312,153
ConocoPhillips	2,370	122,766
CONSOL Energy, Inc.	2,220	63,448
Exxon Mobil Corp.	3,890	310,539
Noble Energy, Inc.	3,360	165,379
San Juan Basin Royalty Trust	5,930	183,652
Sunoco, Inc.	5,800	252,068

TOTAL ENERGY		1,535,275

FINANCIALS – 20.5%
Capital Markets – 3.9%
Federated Investors, Inc. Class B	10,490	177,911
The Bank Of New York Mellon Corp.	6,640	188,111
The Goldman Sachs Group, Inc.	1,590	134,180

		500,202

Commercial Banks – 3.3%
Huntington Bancshares, Inc.	15,050	115,283
U.S. Bancorp	3,300	82,533
Webster Financial Corp.	5,010	69,038
Wells Fargo & Co.	5,680	167,446

		434,300

Consumer Finance – 1.3%
Capital One Financial Corp.	2,630	83,871
Discover Financial Services	8,270	78,813

		162,684

Diversified Financial Services – 3.9%
Bank of America Corp.	16,560	233,165
JPMorgan Chase & Co.	8,860	279,355

		512,520

Insurance – 3.6%
AFLAC, Inc.	4,110	188,403
StanCorp Financial Group, Inc.	3,490	145,777
Unum Group	7,170	133,362

		467,542

Real Estate Investment Trusts – 3.3%
Annaly Mortgage Management, Inc.	8,190	129,975
Anworth Mortgage Asset Corp.	22,680	145,833
MFA Mortgage Investments, Inc.	27,050	159,324

		435,132

Thrifts & Mortgage Finance – 1.2%
Astoria Financial Corp.	9,420	155,242

TOTAL FINANCIALS		2,667,622

HEALTH CARE – 5.6%
Pharmaceuticals – 5.6%
Bristol-Myers Squibb Co.	5,320	123,690
Eli Lilly & Co.	3,100	124,837
Merck & Co., Inc.	6,810	207,024
Pfizer, Inc.	15,280	270,609

TOTAL HEALTH CARE		726,160

INDUSTRIALS – 18.0%
Air Freight & Logistics – 1.4%
FedEx Corp.	2,810	180,261

Airlines – 5.5%
Delta Air Lines, Inc. (a)	23,900	273,894
Republic Airways Holdings, Inc. (a)	15,580	166,239
SkyWest, Inc.	14,860	276,396

		716,529

Building Products – 1.1%
Ameron International Corp.	1,040	65,437
Apogee Enterprises, Inc.	7,130	73,867

		139,304

Commercial Services & Supplies – 1.9%
Knoll, Inc.	11,890	107,248
Pitney Bowes, Inc.	5,600	142,688

		249,936

Construction & Engineering – 3.7%
Fluor Corp.	4,230	189,800
Foster Wheeler Ltd. (a)	4,330	101,235

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 98.4%	Shares	Value

Construction & Engineering (continued)
Jacobs Engineering Group, Inc. (a)	4,130	$198,653

		489,688

Machinery – 2.4%
Caterpillar, Inc.	4,250	189,848
Manitowoc Co., Inc.	13,840	119,854

		309,702

Marine – 2.0%
DryShips, Inc.	10,240	109,158
Genco Shipping & Trading Ltd.	5,560	82,288
Navios Maritime Holdings, Inc.	22,560	71,290

		262,736

TOTAL INDUSTRIALS		2,348,156

INFORMATION TECHNOLOGY – 9.3%
Communications Equipment – 1.4%
Cisco Systems, Inc. (a)	11,550	188,265

Computers & Peripherals – 3.0%
Hewlett-Packard Co.	3,490	126,652
International Business Machines Corp.	3,100	260,896

		387,548

IT Services – 2.7%
Accenture Ltd.	4,400	144,276
Automatic Data Processing, Inc.	5,190	204,175

		348,451

Semiconductors & Semiconductor Equipment – 0.9%
Intel Corp.	7,540	110,536

Software – 1.3%
Oracle Corp. (a)	9,880	175,172

TOTAL INFORMATION TECHNOLOGY		1,209,972

MATERIALS – 5.8%
Chemicals – 2.8%
Monsanto Co.	1,190	83,717
Potash Corp. of Saskatchewan, Inc.	860	62,969
Syngenta AG – ADR	2,610	102,155
Westlake Chemical Corp.	7,430	121,035

		369,876

Construction Materials – 1.1%
Texas Industries, Inc.	4,070	140,415

Metals & Mining – 1.9%
Commercial Metals Co.	9,980	118,462
United States Steel Corp.	3,540	131,688

		250,150

TOTAL MATERIALS		760,441

TELECOMMUNICATION SERVICES – 4.9%
Diversified Telecommunication Services – 3.7%
AT&T, Inc.	11,800	336,300
Telefonica SA – ADR	2,240	150,954

		487,254

Wireless Telecommunication Services – 1.2%
China Mobile Ltd. – ADR	3,030	154,075

TOTAL TELECOMMUNICATION SERVICES		641,329

UTILITIES – 2.2%
Electric Utilities – 2.2%
DPL, Inc.	2,880	65,779
Entergy Corp.	1,060	88,118
FPL Group, Inc.	1,310	65,932
Pepco Holdings, Inc.	3,650	64,824

TOTAL UTILITIES		284,653

Total Common Stocks (Cost $13,666,684)		$12,806,228

	Face	Fair
Repurchase Agreements – 5.0%	Amount	Value

U.S. Bank 0.010%, 01/02/2009	$657,000	$657,000

Repurchase price $657,000
Collateralized by: Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $670,108
Total Repurchase Agreements (Cost $657,000)		$657,000

Total Investments – 103.4% (Cost $14,323,684) (b)		$13,463,228
Liabilities in Excess of Other Assets – (3.4)%		(442,637)

Net Assets – 100.0%		$13,020,591

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $13,666,684)	$12,806,228
Repurchase agreements	657,000
Cash	192
Receivable for fund shares sold	985
Dividends and accrued interest receivable	33,518
Prepaid expenses and other assets	290

Total assets	13,498,213

Liabilities:
Payable for securities purchased	445,970
Payable for fund shares redeemed	9,317
Payable for investment management services	7,888
Accrued custody expense	938
Accrued professional fees	10,527
Accrued accounting fees	1,915
Accrued printing and filing fees	1,067

Total liabilities	477,622

Net assets	$13,020,591

Net assets consist of:
Par value, $1 per share	$1,646,683
Paid-in capital in excess of par value	20,088,577
Accumulated net realized loss on investments	(7,890,421)
Net unrealized depreciation on investments	(860,456)
Undistributed net investment income	36,208

Net assets	$13,020,591

Shares outstanding	1,646,683

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$7.91

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$8,590
Dividends (net of withholding tax of $7,805)	410,765

Total investment income	419,355

Expenses:
Management fees	146,457
Custodian fees	5,562
Directors’ fees	1,612
Professional fees	12,473
Accounting fees	12,849
Printing and filing fees	2,301
Compliance expense	4,911
Other	382

Total expenses	186,547

Net investment income	232,808

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(7,848,086)
Foreign currency related transactions	20
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(4,466,554)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	(12,314,620)

Change in net assets from operations	$(12,081,812)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$232,808	$96,464
Net realized gain (loss) on investments and foreign currency related transactions	(7,848,066)	1,432,253
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(4,466,554)	1,401,604

Change in net assets from operations	(12,081,812)	2,930,321

Distributions to shareholders:
Distributions from net investment income	(195,588)	(87,722)

Capital transactions:
Received from shares sold	5,488,668	4,702,778
Received from dividends reinvested	195,588	87,722
Paid for shares redeemed	(5,158,816)	(4,597,095)

Change in net assets from capital transactions	525,440	193,405

Change in net assets	(11,751,960)	3,036,004
Net Assets:
Beginning of year	24,772,551	21,736,547

End of year	$13,020,591	$24,772,551

Undistributed net investment income	$36,208	$8,742

 Financial Highlights

					For the Period
	Years Ended December 31,				from May 1, 2004*
	2008	2007	2006	2005	to December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$15.45	$13.70	$12.73	$11.71	$10.00
Operations:
Net investment income (loss)	0.14	0.06	0.05	—	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(7.56)	1.74	0.96	1.02	1.72

Total from operations	(7.42)	1.80	1.01	1.02	1.71

Distributions:
Distributions from net investment income	(0.12)	(0.05)	(0.04)	—	—

Net asset value, end of period	$7.91	$15.45	$13.70	$12.73	$11.71

Total return	–47.98%	13.17%	7.93%	8.71%	17.10	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$13.0	$24.8	$21.7	$12.7	$4.8
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.96%	0.91%	0.96%	1.05%	1.40	%(a)
Net investment income (loss)	1.19%	0.41%	0.47%	0.03%	(0.30	)%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.96%	0.91%	0.96%	1.05%	2.02	%(a)
Portfolio turnover rate	216%	128%	139%	136%	39%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-26.94%
Since inception (5/1/04)	1.83%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Balanced Portfolio returned -26.94% versus -22.76% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

The dominant theme in 2008 was fear. At the outset of the year, investors sold off cyclical equities fearing a global recession and punished financial stocks and bonds fearing more fallout from the sub-prime debacle. These fears were validated as companies like Bear Stearns, IndyMac, Washington Mutual, Wachovia, Merrill Lynch, Fannie Mae, Freddie Mac, and American International Group were rocked by the growing credit crisis. Finally, Lehman Brothers’ bankruptcy in mid September turned fear into panic as investors fled from all risky assets for the safety of cash and Treasury obligations. Looking back on 2008, there were few places to hide. Every S&P Composite 1500 Index sector experienced double digit losses. Corporate bond spreads widened to unprecedented levels. Treasury obligations, however, had one of their best years ever as fearful investors poured their money into essentially risk free U.S. Treasuries.

The major factor leading to this year’s underperformance was an underweight position in bonds versus the benchmark. The Portfolio’s average weighted position in bonds for the year was 31.6% versus 40% for its benchmark. Furthermore, the Portfolio’s bond holdings, which did not include Treasury obligations, fell just over 4% while its bond benchmark, the Barclays Capital U.S. Universal Index, rose 2.38% due to the index’s tilt toward Treasury obligations. On the equity side, the Portfolio’s over-weighted positions in the more cyclical Consumer Discretionary, Industrials, and Financials sectors versus the S&P Composite 1500 Index benchmark hindered relative performance.(1)

The five best performing stocks held by the Portfolio were America’s Car-Mart, Inc., Corn Products International, Inc., Biovail Corp., Polo Ralph Lauren Corp., and Ezcorp, Inc. The top five contributors to the Portfolio’s returns were America’s Car-Mart, Inc., Ezcorp, Inc., Eli Lilly & Co., Mentor Corp., and Benchmark Electronics, Inc.(1)

The Portfolio’s five worst performing stocks were Desarrolladora Homex S.A.B. de C.V., Anthracite Capital, Inc., Bank of America Corp., General Electric Co., and Prudential Financial, Inc. The five largest detractors from the Portfolio’s returns were Anthracite Capital, Inc., World Acceptance Corp., Aetna, Inc., Bank of America Corp., and General Electric Co.(1)

Despite a disappointing year, we are still encouraged by our long term track record. The strong sell off in corporate bonds toward the end of 2008 has however made bonds more enticing versus equities and the Portfolio has increased its fixed income holdings to around 40%. This move may have reduced the overall risk of the Portfolio while still leaving it with some upside.(1)

Going into 2009 we are cautiously optimistic. We believe that the sell off in corporate bonds at the end of 2008 was overdone. We expect corporate bond spreads to narrow over the coming years and for corporate bonds to outperform their Treasury counterparts. We also believe that the fear baked into equity prices today has been overdone and our Portfolio is still weighted toward the cyclical sectors that we expect will do best when this fear subsides.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

As a result of the integration of the fixed income businesses of Lehman Brothers into Barclays Capital, the bond component of the benchmark has been renamed from the Lehman Brothers U.S. Universal Index to the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	60.9
Preferred Stocks (3)	3.8
Corporate Bonds (3)	28.4
U.S. Government Agency Issues	4.6
Repurchase Agreements and Other Net Assets	2.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	Wachovia Bank NA 7.800%, 08/18/2010	5.2
2.	General Electric Capital Corp. 1.961%, 03/16/2009	3.1
3.	Exxon Mobil Corp.	2.7
4.	Benchmark Electronics, Inc.	2.7
5.	Daimler Finance North America LLC 8.000%, 06/15/2010	2.4
6.	Rent-A-Center, Inc. 7.500%, 05/01/2010	2.4
7.	Alliant Energy Corp.	2.3
8.	Wells Fargo Capital XI, 6.250% cumulative preferred stock	2.2
9.	AT&T, Inc.	2.0
10.	Ezcorp, Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	30.5
Information Technology	12.7
Industrials	11.4
Health Care	9.0
Consumer Discretionary	8.0
Consumer Staples	6.3
Telecommunication Services	4.9
Energy	4.4
Utilities	4.3
Materials	1.6

93.1

Ohio National Fund, Inc.
Balanced Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 60.9%	Shares	Value

CONSUMER DISCRETIONARY – 2.1%
Specialty Retail – 1.3%
The TJX Cos., Inc.	6,000	$123,420

Textiles, Apparel & Luxury Goods – 0.8%
NIKE, Inc. Class B	1,500	76,500

TOTAL CONSUMER DISCRETIONARY		199,920

CONSUMER STAPLES – 6.3%
Beverages – 1.9%
PepsiAmericas, Inc.	2,500	50,900
The Coca-Cola Co.	3,000	135,810

		186,710

Food & Staples Retailing – 2.6%
CVS/Caremark Corp.	5,000	143,700
The Kroger Co.	4,000	105,640

		249,340

Household Products – 0.6%
Energizer Holdings, Inc. (a)	1,000	54,140

Tobacco – 1.2%
Lorillard, Inc.	2,000	112,700

TOTAL CONSUMER STAPLES		602,890

ENERGY – 3.3%
Energy Equipment & Services – 0.6%
Diamond Offshore Drilling, Inc.	1,000	58,940

Oil, Gas & Consumable Fuels – 2.7%
Exxon Mobil Corp.	3,250	259,448

TOTAL ENERGY		318,388

FINANCIALS – 8.1%
Commercial Banks – 0.8%
U.S. Bancorp	3,000	75,030

Consumer Finance – 3.5%
Ezcorp, Inc. (a)	12,500	190,125
World Acceptance Corp. (a)	7,500	148,200

		338,325

Diversified Financial Services – 1.3%
Bank of America Corp.	3,960	55,757
JPMorgan Chase & Co.	2,250	70,942

		126,699

Insurance – 2.5%
AFLAC, Inc.	2,500	114,600
Reinsurance Group America, Inc.	1,000	42,820
Willis Group Holdings Ltd.	3,500	87,080

		244,500

TOTAL FINANCIALS		784,554

HEALTH CARE – 9.0%
Health Care Providers & Services – 2.1%
McKesson Corp.	2,000	77,460
Medco Health Solutions, Inc. (a)	3,000	125,730

		203,190

Health Care Technology – 0.6%
Cerner Corp. (a)	1,500	57,675

Pharmaceuticals – 6.3%
Abbott Laboratories	2,500	133,425
Biovail Corp.	7,500	70,875
Eli Lilly & Co.	3,000	120,810
Merck & Co., Inc.	3,500	106,400
Pfizer, Inc.	10,000	177,100

		608,610

TOTAL HEALTH CARE		869,475

INDUSTRIALS – 10.2%
Aerospace & Defense – 2.2%
Lockheed Martin Corp.	1,500	126,120
Northrop Grumman Corp.	2,000	90,080

		216,200

Commercial Services & Supplies – 2.0%
Pitney Bowes, Inc.	3,000	76,440
Waste Management, Inc.	3,500	115,990

		192,430

Electrical Equipment – 0.7%
Hubbell, Inc.	2,000	65,360

Machinery – 0.7%
Parker Hannifin Corp.	1,500	63,810

Marine – 1.1%
DryShips, Inc.	10,000	106,600

Road & Rail – 3.5%
Burlington Northern Santa Fe Corp.	2,500	189,275
Union Pacific Corp.	3,000	143,400

		332,675

TOTAL INDUSTRIALS		977,075

INFORMATION TECHNOLOGY – 12.1%
Computers & Peripherals – 1.4%
International Business Machines Corp.	1,600	134,656

Electronic Equipment & Instruments – 2.7%
Benchmark Electronics, Inc. (a)	20,000	255,400

Electronic Equipment, Instruments & Components – 2.2%
Avnet, Inc. (a)	2,500	45,525
Ingram Micro, Inc. Class A (a)	7,500	100,425
Tech Data Corp. (a)	3,500	62,440

		208,390

Internet Software & Services – 0.6%
Google, Inc. Class A (a)	180	55,377

IT Services – 3.2%
Accenture Ltd.	3,380	110,830
Cognizant Technology Solutions Corp. Class A (a)	3,810	68,808
Lender Processing Services, Inc.	2,000	58,900
Mastercard, Inc. Class A	520	74,324

		312,862

Software – 2.0%
Microsoft Corp.	5,020	97,589

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 60.9%	Shares	Value

Software (continued)

The9 Ltd. – ADR (a)	7,500	$99,900

		197,489

TOTAL INFORMATION TECHNOLOGY		1,164,174

MATERIALS – 1.1%
Chemicals – 1.1%
Potash Corp. of Saskatchewan, Inc.	1,500	109,830

TOTAL MATERIALS		109,830

TELECOMMUNICATION SERVICES – 4.4%
Diversified Telecommunication Services – 3.1%
AT&T, Inc.	6,700	190,950
Telefonica SA – ADR	1,520	102,433

		293,383

Wireless Telecommunication Services – 1.3%
China Mobile Ltd. – ADR	2,500	127,125

TOTAL TELECOMMUNICATION SERVICES		420,508

UTILITIES – 4.3%
Electric Utilities – 0.7%
Edison International	2,000	64,240

Multi-Utilities – 3.0%
Alliant Energy Corp.	7,500	218,850
Public Service Enterprise Group, Inc.	2,500	72,925

		291,775

Water Utilities – 0.6%
Companhia de Saneamento Basico do Estado de Sao Paulo – ADR	2,500	60,525

TOTAL UTILITIES		416,540

Total Common Stocks (Cost $6,982,337)		$5,863,354

		Fair
Preferred Stocks – 3.8%	Shares	Value

FINANCIALS – 3.8%
Capital Markets – 1.6%
Morgan Stanley Capital Trust VI, 6.600%, cumulative	10,000	$155,100

Commercial Banks – 2.2%
Wells Fargo Capital XI, 6.250%, cumulative	10,000	210,000

Total Preferred Stocks (Cost $357,210)		$365,100

	Face	Fair
Corporate Bonds – 28.4%	Amount	Value

CONSUMER DISCRETIONARY – 5.9%
Automobiles – 2.7%
Daimler Finance North America LLC 6.500%, 11/15/2013	$30,000	$23,423
8.000%, 06/15/2010	250,000	235,297

		258,720

Leisure Equipment & Products – 0.3%
Eastman Kodak Co. 7.250%, 11/15/2013	50,000	32,500

Multiline Retail – 0.5%
Dillard’s, Inc. 9.500%, 09/01/2009	15,000	14,532
9.125%, 08/01/2011	46,000	31,740

		46,272

Specialty Retail – 2.4%
Rent-A-Center, Inc. 7.500%, 05/01/2010	250,000	231,250

TOTAL CONSUMER DISCRETIONARY		568,742

ENERGY – 1.1%
Oil, Gas & Consumable Fuels – 1.1%
El Paso Corp. 6.750%, 05/15/2009	50,000	49,536
Petrobras International Finance Co. 7.750%, 09/15/2014	50,000	53,750

TOTAL ENERGY		103,286

FINANCIALS – 18.6%
Capital Markets – 4.2%
Merrill Lynch & Co., Inc. 6.990%, 05/05/2014 (b)	150,000	122,555
5.000%, 02/03/2014	10,000	9,706
Morgan Stanley 5.032%, 01/15/2010 (b)	100,000	93,187
5.375%, 10/15/2015	100,000	86,198
The Goldman Sachs Group, Inc. 5.125%, 01/15/2015	100,000	91,862

		403,508

Commercial Banks – 5.2%
Wachovia Bank NA 7.800%, 08/18/2010	500,000	496,439

Consumer Finance – 3.5%
American Express Credit Corp. 0.591%, 02/24/2012 (b)	200,000	167,889
HSBC Finance Corp.
7.000%, 05/15/2012	50,000	50,113
6.375%, 11/27/2012	50,000	48,960
5.860%, 11/10/2013 (b)	100,000	65,125

		332,087

Diversified Financial Services – 5.1%
Bank of America NA 2.296%, 06/15/2017 (b)	50,000	32,241
Caterpillar Financial Services Corp. 4.000%, 07/15/2009	10,000	9,901
CIT Group, Inc. 5.850%, 09/15/2016	100,000	70,513
Citigroup, Inc. 5.125%, 05/05/2014	40,000	37,630

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Corporate Bonds – 28.4%	Amount	Value

Diversified Financial Services (continued)
General Electric Capital Corp. 1.961%, 03/16/2009 (b)	$300,000	$299,117
3.643%, 02/01/2011 (b)	50,000	45,448

		494,850

Insurance – 0.6%
GE Insurance Solutions Corp. 7.000%, 02/15/2026	40,000	37,980
Unum Group 7.190%, 02/01/2028	30,000	24,029

		62,009

TOTAL FINANCIALS		1,788,893

INDUSTRIALS – 1.2%
Industrial Conglomerates – 0.2%
General Electric Co. 5.000%, 02/01/2013	15,000	15,183

Machinery – 1.0%
Case New Holland, Inc. 6.000%, 06/01/2009	100,000	97,500

TOTAL INDUSTRIALS		112,683

INFORMATION TECHNOLOGY – 0.6%
Computers & Peripherals – 0.6%
International Business Machines Corp. 8.375%, 11/01/2019	50,000	63,267

TOTAL INFORMATION TECHNOLOGY		63,267

MATERIALS – 0.5%
Chemicals – 0.5%
E.I. Du Pont De Nemours & Co. 5.000%, 07/15/2013	50,000	50,351

TOTAL MATERIALS		50,351

TELECOMMUNICATION SERVICES – 0.5%
Diversified Telecommunication Services – 0.5%
AT&T, Inc. 4.125%, 09/15/2009	50,000	50,213

TOTAL TELECOMMUNICATION SERVICES		50,213

Total Corporate Bonds (Cost $2,957,565)		$2,737,435

	Face	Fair
U.S. Government Agency Issues – 4.6%	Amount	Value

Federal Home Loan Bank 4.500%, 09/16/2013	$20,000	$21,818
5.375%, 08/15/2018	20,000	23,466
Federal Home Loan Mortgage Corporation 5.000%, 09/09/2016	15,000	15,004
5.250%, 07/27/2017	25,000	25,065
Federal National Mortgage Association 4.875%, 04/15/2009	100,000	101,265
5.500%, 03/15/2011	100,000	109,394
5.250%, 08/01/2012	100,000	105,488
5.000%, 07/09/2018	25,000	24,393
5.250%, 04/15/2019	20,000	20,018

Total U.S. Government Agency Issues (Cost $424,838)		$445,911

	Face	Fair
Repurchase Agreements – 1.7%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$158,000	$158,000

Repurchase price $158,000
Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $161,152
Total Repurchase Agreements (Cost $158,000)		$158,000

Total Investments – 99.4% (Cost $10,879,950) (c)		$9,569,800
Other Assets in Excess of Liabilities – 0.6%		55,771

Net Assets – 100.0%		$9,625,571

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is a variable-rate instrument in which the coupon rate is adjusted monthly or quarterly in concert with U.S. LIBOR or Consumer Price Index. Interest rates stated are those in effect at December 31, 2008.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $10,721,950)	$9,411,800
Repurchase agreements	158,000
Cash	733
Receivable for fund shares sold	42,569
Dividends and accrued interest receivable	57,131
Prepaid expenses and other assets	206

Total assets	9,670,439

Liabilities:
Payable for fund shares redeemed	24,133
Payable for investment management services	5,858
Accrued custody expense	312
Accrued professional fees	10,453
Accrued accounting fees	2,461
Accrued printing and filing fees	760
Other accrued expenses	891

Total liabilities	44,868

Net assets	$9,625,571

Net assets consist of:
Par value, $1 per share	$895,945
Paid-in capital in excess of par value	11,318,343
Accumulated net realized loss on investments	(1,529,696)
Net unrealized depreciation on investments	(1,310,150)
Undistributed net investment income	251,129

Net assets	$9,625,571

Shares outstanding	895,945

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$10.74

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$189,427
Dividends (net of withholding tax of $3,020)	181,414

Total investment income	370,841

Expenses:
Management fees	82,542
Custodian fees	2,868
Directors’ fees	951
Professional fees	12,004
Accounting fees	14,419
Printing and filing fees	1,464
Compliance expense	4,911
Other	142

Total expenses	119,301

Net investment income	251,540

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(1,530,112)
Foreign currency related transactions	5
Change in unrealized appreciation/depreciation on investments	(2,184,764)

Net realized/unrealized gain (loss) on investments	(3,714,871)

Change in net assets from operations	$(3,463,331)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$251,540	$157,993
Net realized gain (loss) on investments and foreign currency related transactions	(1,530,107)	559,405
Change in unrealized appreciation/depreciation on investments	(2,184,764)	300,375

Change in net assets from operations	(3,463,331)	1,017,773

Capital transactions:
Received from shares sold	5,969,464	4,698,040
Paid for shares redeemed	(3,837,953)	(2,402,259)

Change in net assets from capital transactions	2,131,511	2,295,781

Change in net assets	(1,331,820)	3,313,554
Net Assets:
Beginning of year	10,957,391	7,643,837

End of year	$9,625,571	$10,957,391

Undistributed net investment income	$251,129	$157,993

 Financial Highlights

					Period from
	Years Ended December 31,				May 1, 2004* to
	2008	2007	2006	2005	December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$14.70	$13.09	$11.70	$11.33	$10.00
Operations:
Net investment income	0.25	0.20	0.17	0.06	0.04
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(4.21)	1.41	1.37	0.33	1.29

Total from operations	(3.96)	1.61	1.54	0.39	1.33

Distributions:
Distributions from net investment income	—	—	(0.15)	(0.02)	—

Net asset value, end of period	$10.74	$14.70	$13.09	$11.70	$11.33

Total return	–26.94%	12.30%	13.12%	3.47%	13.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$9.6	$11.0	$7.6	$4.1	$1.7
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.09%	1.13%	1.31%	1.50%	1.46	%(a)
Net investment income	2.29%	1.77%	1.95%	0.99%	0.78	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.09%	1.13%	1.31%	1.55%	3.52	%(a)
Portfolio turnover rate	80%	81%	105%	118%	39%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing within under-priced industries.

 Performance as of December 31, 2008

Average Annual Total Returns:

One year	-20.82%
Since inception (5/1/04)	-0.24%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Income Opportunity Portfolio returned -20.82% versus -36.72% for the current benchmark, the S&P Composite 1500 Index.

2008 was marked by a financial crisis arguably the likes of which we have not seen since the Great Depression. The catalyst for the melt down was the unraveling of the housing market. Home prices fell dramatically and mortgage-backed securities held by major financial institutions lost almost all of their value. Volatility reached unprecedented levels as major financial institutions went bankrupt or were saved by the Federal government.

The largest investment bank to go belly-up was Lehman Brothers, which filed for bankruptcy in mid-September. Merrill Lynch agreed to be taken over by Bank of America. The government stepped in to save American International Group and Citigroup as well as helping JPMorgan to take over Bear Stearns. The stunning unraveling in the Financials sector was summed up in stark terms by Peter G. Peterson, co-founder of the private equity firm The Blackstone Group, when he said: “My goodness. I’ve been in the business 35 years, and these are the most extraordinary events I’ve ever seen.” Peterson was the CEO of Lehman in the 1970’s.

The Financials sector led the broad market downturn with the S&P 1500 Financials Index falling 52.2% and the S&P Composite 1500 Index declining 36.7%. The precipitous fall in the broad stock market caused a “flight to quality” amongst many investors. This term is used to describe investors’ selling stocks, which historically have more risk than fixed income investments, and using the proceeds to purchase essentially risk free U.S. Treasuries. At the start of the year, the U.S. 10-year Treasury Note was yielding 4.0%. By the end of 2008, the yield was 2.2%.

As the year unfolded, the financial crisis ripped across the entire economy slowing consumer spending, spurring rising unemployment, and ultimately causing the U.S. Gross Domestic Product to go negative. Obviously, all of these events combined had an extremely negative impact on the Portfolio.

One of the primary risks of the Portfolio is how much index option market-makers are willing to pay for the call options that are sold to hedge the Portfolio. The volatility of the market has a significant affect on how options are priced. If market volatility falls, option market-makers generally will not pay as much for call options as they would when market volatility rises.

During the first half of the year, market volatility was high relative to historical averages, which was positive for the Portfolio. The increase in volatility caused market-makers to increase the price they were willing to pay for call options relative to lower volatility environments in the past. By the fall of 2008, market volatility exploded, and option market-makers were paying some of the highest premiums in history. The increasing amount of premium earned as a result of this phenomenon helped to dampen a portion of the decline in the long equity positions held in the Portfolio.

During the one year period the Portfolio outperformed its benchmark. The primary factor that led to the Portfolio holding up better during this down market period was its use of options. Our underlying equity positions actually fell more than our broad based index, but the Portfolio’s use of options as a hedge was pivotal with respect to the Portfolio being able to hold up better than its benchmark index.(1)

Like the broad market, all nine sector positions in the Portfolio had a negative impact on performance. However, at the industry level there were a few bright spots. The top three industries that were positive contributors to the Portfolio’s performance were construction & engineering, oil & gas refining & marketing, and automotive retail. Overall, however, 88 of the 113 industry positions held in the Portfolio over the course of the year detracted from performance. Nevertheless and once again, the use of options in the Portfolio during this down market blunted some of the losses suffered on the equity portion of the Portfolio.(1)

With respect to individual stocks, the five largest contributors to the Portfolio’s performance were Bristol-Myers Squibb Co., Norfolk Southern Corp., Sunoco, Inc., URS Corp., and Ross Stores, Inc. The five largest detractors to the Portfolio’s performance were Aetna, Inc., JPMorgan Chase & Co., Google, Inc., Goldman Sachs Group, Inc., and Bank of America Corp.(1)

On a pure total return basis, the five best performers in the Portfolio were Ross Stores, Inc., Helmerich & Payne, Inc., Norfolk Southern Corp., Old Dominion Freight Line, Inc. and URS Corp. The five worst performers in the Portfolio were Anixter International, Inc., MetLife, Inc., CIGNA Corp., Goldman Sachs Group, Inc. and Thornburg Mortgage Inc.(1)

As of the end of the year our quantitative analysis indicated that U.S. equities were trading at levels significantly below our estimation of fair or intrinsic value based on our model. We believe that the market has priced in a doomsday scenario that seems unjustified based on our best estimates of value on the approximately 1900 stocks we track in our domestic database. Because stocks are trading in an almost unprecedented negative environment we believe that investors in general have sold stocks

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

down to now irrational levels. Barring any extraordinary event financially, geopolitically, or otherwise it is our belief that opportunity now abounds in the U.S. equity market. We are not market timers and therefore cannot pinpoint the exact date when the market may turn and run higher, but based on our numbers we believe the rally will come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	95.0
Purchased Options	0.2
Written Options Outstanding	(3.2)
Repurchase Agreements Other Net Assets	8.0

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	JPMorgan Chase & Co.	2.0
2.	Sunoco, Inc.	1.8
3.	Bristol-Myers Squibb Co.	1.6
4.	Wells Fargo & Co.	1.6
5.	EMCOR Group, Inc.	1.3
6.	BB&T Corp.	1.3
7.	International Business Machines Corp.	1.3
8.	Jacobs Engineering Group, Inc.	1.3
9.	SkyWest, Inc.	1.3
10.	Nordic American Tanker Shipping	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Financials	23.0
Industrials	17.3
Consumer Discretionary	13.1
Energy	10.8
Information Technology	7.0
Materials	6.9
Health Care	6.1
Consumer Staples	5.6
Utilities	4.1
Telecommunication Services	1.1

95.0

Ohio National Fund, Inc.
Income Opportunity Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 95.0%	Shares	Value

CONSUMER DISCRETIONARY – 13.1%
Auto Components – 0.6%
BorgWarner, Inc. (b)	1,300	$28,301

Diversified Consumer Services – 0.9%
Capella Education Company (a)	400	23,504
ITT Educational Services, Inc. (a)	200	18,996

		42,500

Hotels, Restaurants & Leisure – 1.7%
Bally Technologies, Inc. (a)	1,100	26,433
CEC Entertainment, Inc. (a) (b)	700	16,975
Jack in the Box, Inc. (a) (b)	1,500	33,135

		76,543

Household Durables – 3.3%
Centex Corp. (b)	4,200	44,688
Helen of Troy Ltd. (a) (b)	900	15,624
Jarden Corp. (a)	1,900	21,850
KB Home (b)	2,200	29,964
Ryland Group, Inc.	1,200	21,204
Toll Brothers, Inc. (a)	700	15,001

		148,331

Media – 0.9%
Comcast Corp. Class A (b)	2,400	40,512

Specialty Retail – 4.7%
Abercrombie & Fitch Co. Class A	1,300	29,991
AutoZone, Inc. (a) (b)	400	55,788
Jos. A. Bank Clothiers, Inc. (a)	1,100	28,765
O’Reilly Automotive, Inc. (a) (b)	1,100	33,814
Staples, Inc.	1,800	32,256
The Home Depot, Inc.	1,300	29,926

		210,540

Textiles, Apparel & Luxury Goods – 1.0%
V.F. Corp. (b)	800	43,816

TOTAL CONSUMER DISCRETIONARY		590,543

CONSUMER STAPLES – 5.6%
Beverages – 0.6%
PepsiAmericas, Inc.	800	16,288
PepsiCo, Inc. (b)	200	10,954

		27,242

Food & Staples Retailing – 3.9%
CVS/Caremark Corp. (b)	1,300	37,362
Nash Finch Co.	800	35,912
Sysco Corp.	800	18,352
The Kroger Co.	1,100	29,051
Wal-Mart Stores, Inc. (b)	1,000	56,060

		176,737

Food Products – 0.7%
Archer-Daniels-Midland Co.	1,100	31,713

Tobacco – 0.4%
Altria Group, Inc.	1,000	15,060

TOTAL CONSUMER STAPLES		250,752

ENERGY – 10.8%
Oil, Gas & Consumable Fuels – 10.8%
Arch Coal, Inc. (b)	1,500	24,435
Chevron Corp. (b)	500	36,985
ConocoPhillips (b)	400	20,720
CONSOL Energy, Inc. (b)	1,000	28,580
Exxon Mobil Corp. (b)	500	39,915
Hess Corp.	1,000	53,640
Nordic American Tanker Shipping (b)	1,700	57,375
Occidental Petroleum Corp. (b)	800	47,992
SAN Juan Basin Royalty Trust	1,200	37,164
Southwestern Energy Co. (a)	800	23,176
Sunoco, Inc.	1,900	82,574
Teekay LNG Partners LP	2,400	35,880

TOTAL ENERGY		488,436

FINANCIALS – 23.0%
Capital Markets – 1.1%
Deutsche Bank AG	700	28,483
UBS AG (a)	1,600	22,880

		51,363

Commercial Banks – 3.4%
BB&T Corp. (b)	2,200	60,412
First Midwest Bancorp, Inc.	1,100	21,967
Wells Fargo & Co. (b)	2,400	70,752

		153,131

Consumer Finance – 0.8%
Capital One Financial Corp.	800	25,512
Cash America International, Inc. (b)	400	10,940

		36,452

Diversified Financial Services – 2.7%
Bank of America Corp.	2,300	32,384
JPMorgan Chase & Co. (b)	2,800	88,284

		120,668

Insurance – 8.7%
ACE Ltd. (b)	700	37,044
AFLAC, Inc.	800	36,672
American Financial Group, Inc.	1,500	34,320
Delphi Financial Group (b)	2,800	51,632
Everest Re Group Ltd.	300	22,842
Hanover Insurance Group, Inc. (b)	700	30,079
Loews Corp. (b)	1,000	28,250
MetLife, Inc.	1,400	48,804
PartnerRe Ltd. (b)	600	42,762
Tower Group, Inc.	1,300	36,673
Willis Group Holdings Ltd. (b)	1,000	24,880

		393,958

Real Estate Investment Trusts – 6.3%
Annaly Mortgage Management, Inc. (b)	2,900	46,023
Anworth Mortgage Asset Corp.	7,100	45,653
Duke Realty Corp.	2,100	23,016
Entertainment Properties Trust	1,700	50,660
Kimco Realty Corp. (b)	2,400	43,872

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 95.0%	Shares	Value

Real Estate Investment Trusts (continued)
Liberty Property Trust	2,100	$47,943
Mack-Cali Realty Corp.	1,000	24,500

		281,667

TOTAL FINANCIALS		1,037,239

HEALTH CARE – 6.1%
Biotechnology – 0.6%
Cubist Pharmaceuticals, Inc. (a)	1,100	26,576

Health Care Equipment & Supplies – 0.3%
Baxter International, Inc.	300	16,077

Health Care Providers & Services – 2.3%
Express Scripts, Inc. (a)	700	38,486
Medco Health Solutions, Inc. (a)	700	29,337
Quest Diagnostics, Inc. (b)	700	36,337

		104,160

Pharmaceuticals – 2.9%
Abbott Laboratories	300	16,011
Bristol-Myers Squibb Co.	3,200	74,400
Pfizer, Inc.	2,200	38,962

		129,373

TOTAL HEALTH CARE		276,186

INDUSTRIALS – 17.3%
Aerospace & Defense – 1.6%
Lockheed Martin Corp. (b)	500	42,040
United Technologies Corp. (b)	600	32,160

		74,200

Airlines – 1.9%
Delta Air Lines, Inc. (a)	2,400	27,504
SkyWest, Inc. (b)	3,100	57,660

		85,164

Building Products – 1.5%
Gibraltar Industries, Inc.	2,200	26,268
Lennox International, Inc. (b)	1,200	38,748

		65,016

Commercial Services & Supplies – 2.5%
Consolidated Graphics, Inc. (a)	1,400	31,696
HNI Corp.	1,300	20,592
Mobile Mini, Inc. (a)	900	12,978
SYKES Enterprises, Inc. (a)	1,600	30,592
The Standard Register Co.	2,000	17,860

		113,718

Construction & Engineering – 4.6%
EMCOR Group, Inc. (a) (b)	2,700	60,561
Jacobs Engineering Group, Inc. (a) (b)	1,200	57,720
Perini Corp. (a)	1,400	32,732
URS Corp. (a) (b)	1,400	57,078

		208,091

Electrical Equipment – 2.3%
Acuity Brands, Inc. (b)	500	17,455
Cooper Industries Ltd. Class A	1,300	37,999
First Solar, Inc. (a)	200	27,592
Hubbell, Inc. (b)	600	19,608

		102,654

Marine – 0.7%
Genco Shipping & Trading Ltd.	2,200	32,560

Professional Services – 0.8%
Huron Consulting Group, Inc. (a)	600	34,362

Road & Rail – 0.7%
Arkansas Best Corp. (b)	1,100	33,121

Trading Companies & Distributors – 0.7%
MSC Industrial Direct Co., Inc. Class A (b)	900	33,147

TOTAL INDUSTRIALS		782,033

INFORMATION TECHNOLOGY – 7.0%
Communications Equipment – 0.6%
Harris Corp. (b)	700	26,635

Computers & Peripherals – 1.3%
International Business Machines Corp. (b)	700	58,912

Electronic Equipment & Instruments – 0.7%
National Instruments Corp. (b)	600	14,616
Rogers Corp. (a) (b)	600	16,662

		31,278

IT Services – 3.4%
Accenture Ltd. (b)	1,600	52,464
Cognizant Technology Solutions Corp. Class A (a)	1,600	28,896
Fiserv, Inc. (a)	700	25,459
Heartland Payment Systems, Inc.	1,000	17,500
Mastercard, Inc. Class A	200	28,586

		152,905

Semiconductors & Semiconductor Equipment – 0.3%
Intel Corp.	1,000	14,660

Software – 0.7%
Microsoft Corp. (b)	1,700	33,048

TOTAL INFORMATION TECHNOLOGY		317,438

MATERIALS – 6.9%
Chemicals – 2.8%
Albemarle Corp.	1,400	31,220
Mosaic Co.	1,000	34,600
PPG Industries, Inc. (b)	500	21,215
Valspar Corp. (b)	2,200	39,798

		126,833

Construction Materials – 1.1%
Texas Industries, Inc.	1,500	51,750

Containers & Packaging – 1.0%
Bemis Co., Inc	700	16,576
Myers Industries, Inc.	2,000	16,000
Sonoco Products Co.	600	13,896

		46,472

Metals & Mining – 2.0%
Aluminum Corp. of China Ltd. – ADR	1,700	22,967

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 95.0%	Shares	Value

Metals & Mining (continued)
Schnitzer Steel Industries, Inc.	600	$22,590
Steel Dynamics, Inc.	1,800	20,124
United States Steel Corp.	500	18,600

		84,281

TOTAL MATERIALS		309,336

TELECOMMUNICATION SERVICES – 1.1%
Diversified Telecommunication Services – 1.1%
AT&T, Inc. (b)	600	17,100
Telefonos de Mexico S.A.B. de C.V. – ADR (b)	800	16,752
Verizon Communications, Inc.	500	16,950

TOTAL TELECOMMUNICATION SERVICES		50,802

UTILITIES – 4.1%
Electric Utilities – 2.8%
DPL, Inc.	2,200	50,248
FirstEnergy Corp.	500	24,290
Pinnacle West Capital Corp.	700	22,491
Progress Energy, Inc.	700	27,895

		124,924

Gas Utilities – 0.9%
AGL Resources, Inc.	1,300	40,755

Multi-Utilities – 0.4%
Xcel Energy, Inc.	1,000	18,550

TOTAL UTILITIES		184,229

Total Common Stocks (Cost $4,560,563)		$4,286,994

		Fair
Purchased Options – 0.2%	Contracts	Value

S&P 500 Index Put Option Expiration: January 2009, Exercise Price: $815.00	16	$10,080

Total Purchased Options (Cost $27,738)		$10,080

	Face	Fair
Repurchase Agreements – 6.9%	Amount	Value

U.S. Bank 0.010% 01/02/2009	$313,000	$313,000

Repurchase price $313,000 Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $319,245
Total Repurchase Agreements (Cost $313,000)		$313,000

Total Investments – 102.1% (Cost $4,901,301) (c)		$4,610,074
Total Written Options Outstanding – (3.2%) (see following schedule)		(144,000)
Other Assets in Excess of Liabilities – 1.1%		47,461

Net Assets – 100.0%		$4,513,535

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding at December 31, 2008. Outstanding written call options are presented in the following schedule.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

Schedule of Written Options Outstanding — Call Options	December 31, 2008

		Fair
	Contracts	Value

S&P 500 Index Call Option
Expiration: January, 2009,
Exercise Price: $895.00	45	$144,000

Total Options Written (Premiums received $117,749)		$144,000

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $4,588,301)	$4,297,074
Repurchase agreements	313,000
Cash	139,067
Receivable for securities sold	254,657
Receivable for fund shares sold	165
Dividends and accrued interest receivable	12,363
Prepaid expenses and other assets	84

Total assets	5,016,410

Liabilities:
Options written, at fair value (premiums received of $117,749)	144,000
Payable for securities purchased	311,120
Payable for fund shares redeemed	30,345
Payable for investment management services	2,969
Accrued custody expense	2,067
Accrued professional fees	10,341
Accrued accounting fees	1,658
Accrued printing and filing fees	361
Other accrued expenses	14

Total liabilities	502,875

Net assets	$4,513,535

Net assets consist of:
Par value, $1 per share	$456,256
Paid-in capital in excess of par value	4,514,573
Accumulated net realized loss on investments	(185,553)
Net unrealized appreciation/depreciation on:
Investments	(291,227)
Foreign currency related transactions	2
Written options	(26,251)
Undistributed net investment income	45,735

Net assets	$4,513,535

Shares outstanding	456,256

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$9.89

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$6,147
Dividends (net of withholding tax of $1,858)	117,639

Total investment income	123,786

Expenses:
Management fees	38,176
Custodian fees	12,963
Directors’ fees	416
Professional fees	11,589
Accounting fees	8,435
Printing and filing fees	666
Compliance expense	4,911
Other	72

Total expenses	77,228

Net investment income	46,558

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments and written options	(109,705)
Foreign currency related transactions	4
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	(1,018,989)

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	(1,128,690)

Change in net assets from operations	$(1,082,132)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$46,558	$(1,922)
Net realized gain (loss) on investments, foreign currency related transactions, and written options	(109,701)	213,928
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	(1,018,989)	188,903

Change in net assets from operations	(1,082,132)	400,909

Capital transactions:
Received from shares sold	1,537,866	1,519,385
Paid for shares redeemed	(1,124,981)	(2,407,019)

Change in net assets from capital transactions	412,885	(887,634)

Change in net assets	(669,247)	(486,725)
Net Assets:
Beginning of year	5,182,782	5,669,507

End of year	$4,513,535	$5,182,782

Undistributed net investment income	$45,735	$—

 Financial Highlights

					For the Period
	Years Ended December 31,				from May 1, 2004*
	2008	2007	2006	2005	to December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$12.49	$11.53	$11.07	$10.75	$10.00
Operations:
Net investment income (loss)	0.10	—	0.01	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	(2.70)	0.96	0.45	0.36	0.78

Total from operations	(2.60)	0.96	0.46	0.32	0.75

Net asset value, end of period	$9.89	$12.49	$11.53	$11.07	$10.75

Total return	–20.82%	8.33%	4.16%	2.98%	7.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$4.5	$5.2	$5.7	$4.2	$2.0
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.62%	1.46%	1.52%	1.60%	1.49	%(a)
Net investment income (loss)	0.98%	(0.04)%	0.12%	(0.48)%	(0.53	)%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.62%	1.46%	1.52%	1.67%	2.91	%(a)
Portfolio turnover rate	203%	159%	140%	158%	70%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

 Performance as of December 31, 2008

Average Annual Total Returns:
One Year	-43.34%
Since inception (11/2/05)	-10.73%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Target VIP Portfolio returned -43.34% versus -37.31% for the current benchmark, the Russell 3000 Index.

Stocks posted their worst showing in seven decades in 2008. The damage was broad-based in that 469 constituents (94%) in the S&P 500 Index posted a loss, according to S&P’s Capital IQ. Only 6 out of 128 sub-sectors in the S&P 500 Index were in positive territory for the year. Nearly 90% of the stocks in the S&P 1500 Index, which declined by 36.7%, were down. All in all, U.S. stocks lost $6.9 trillion and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those “backed by the full faith and credit of the U.S. government.” If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008. That is almost three-quarters the combined market value of the S&P 500 Index, the highest it has been since 1990, according to Bloomberg.

The combination of the sub-prime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and job losses pushed the U.S. economy into recession. In fact, the recession actually commenced in December 2007, according to the National Bureau of Economic Research. This pronouncement is crucial to investors because it establishes a timeline and timelines often have historical precedence. This one surely does.

Since 1953, the U.S. has endured nine recessions not counting the one we are in now, according to Ernie Ankrim, Ph.D., and Chief Investment Strategist at Russell Investments. The average duration for these recessions was 10.3 months, with the longest lasting 16 months. Using the Ibbotson Associates Equity Index (1952-January 1962) and the S&P 500 Index (February 1962-2002) to track the performance of stocks during these recessions, Ankrim discovered the following: If an investor would have bought stocks at the trough of each recession they would have enjoyed an average return of 17.6% for the 12 months following; however, had they bought 6 months prior to the bottom of the recession they would have reaped a return of 27.8%.

The Portfolio significantly lagged the Russell 3000 Index in 2008. The top performing stocks were the following: Axsys Technologies, Inc. up 49.7%; Emergency Medical Services Corp. up 25.0%; AutoZone, Inc. up 16.3%; Apollo Group, Inc. up 9.2%; and FLIR Systems, Inc. down 2.0%. The worst performing stocks were the following: Fortis NL down 95.5%; MEMC Electronic Materials, Inc. down 83.9%; McDermott International, Inc. down 83.3%; Sigma Designs, Inc. down 82.8%; and TheStreet.com down 81.3%.(1)

In addition to underweighting Consumer Staples, the underperformance of the Portfolio was influenced by a sizable over-weighted position/stock selection in Information Technology. The S&P Information Technology Index returned -43.1% in 2008.(1)

The fourth quarter of 2008 edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, says that money managers continue to be most bullish on U.S. large-cap growth stocks over all other asset classes. Sixty-seven percent of those managers polled are bullish, up from sixty-two percent in the third quarter of 2008. Rounding out the top five are U.S. mid-cap growth and U.S. large-cap value (both at 61%), corporate bonds (60%) and U.S. small-cap growth (56%). The sector managers are most bullish on is Health Care (66%). The Portfolio’s holdings for 2009 are over-weighted in growth stocks and Health Care.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rates for the companies in the S&P 500 Index, S&P 400 Index (mid-caps), and S&P 600 Index (small-caps) are expected to be -8.80%, -3.90% and -1.08%, respectively, in 2009. Due to today’s challenging economic climate, these earnings targets more than likely will be subject to change, in our opinion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

We are now using the Russell 3000 Index as the Portfolio’s primary benchmark because we believe the Portfolio’s investments more closely resemble the securities represented in that index than those in the S&P Composite 1500 Index.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	97.4
Repurchase Agreements and Other Net Assets	2.6

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	International Business Machines Corp.	4.5
2.	The Walt Disney Co.	4.0
3.	JPMorgan Chase & Co.	3.8
4.	Microsoft Corp.	3.8
5.	Honeywell International, Inc.	3.7
6.	Telefonica SA – ADR	3.6
7.	Intel Corp.	3.5
8.	Apple, Inc.	3.4
9.	Exxon Mobil Corp.	3.2
10.	Google, Inc. Class A	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	30.1
Financials	15.2
Industrials	12.9
Telecommunication Services	10.1
Consumer Discretionary	8.6
Health Care	6.8
Energy	6.4
Materials	5.3
Consumer Staples	2.0

97.4

Ohio National Fund, Inc.
Target VIP Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 97.4%	Shares	Value

CONSUMER DISCRETIONARY – 8.6%
Diversified Consumer Services – 2.0%
Apollo Group, Inc. Class A (a)	4,897	$375,208

Household Durables – 0.6%
Garmin Ltd.	3,153	60,443
Universal Electronics, Inc. (a)	2,747	44,556

		104,999

Internet & Catalog Retail – 0.2%
priceline.com, Inc. (a)	515	37,930

Media – 4.0%
The Walt Disney Co.	31,792	721,360

Specialty Retail – 1.5%
AutoZone, Inc. (a)	778	108,508
Best Buy Co., Inc.	5,107	143,558
GameStop Corp. Class A (a)	975	21,118

		273,184

Textiles, Apparel & Luxury Goods – 0.3%
Deckers Outdoor Corp. (a)	379	30,271
Fossil, Inc. (a)	1,424	23,781

		54,052

TOTAL CONSUMER DISCRETIONARY		1,566,733

CONSUMER STAPLES – 2.0%
Beverages – 1.9%
PepsiCo, Inc.	6,231	341,272

Household Products – 0.1%
The Clorox Co.	539	29,947

TOTAL CONSUMER STAPLES		371,219

ENERGY – 6.4%
Energy Equipment & Services – 0.6%
Bolt Technology Corp. (a)	1,604	11,164
ENSCO International, Inc.	197	5,593
NATCO Group, Inc. (a)	3,409	51,749
National Oilwell Varco, Inc. (a)	2,142	52,350

		120,856

Oil, Gas & Consumable Fuels – 5.8%
ENI SpA – ADR	5,121	244,886
Exxon Mobil Corp.	7,354	587,070
StatoilHydro ASA – ADR	12,182	202,952
Valero Energy Corp.	746	16,143

		1,051,051

TOTAL ENERGY		1,171,907

FINANCIALS – 15.2%
Capital Markets – 0.2%
Janus Capital Group, Inc.	4,490	36,055

Commercial Banks – 4.0%
Barclays PLC – ADR	9,382	91,944
HSBC Holdings PLC – ADR	4,502	219,112
Intesa Sanpaolo SpA – ADR	7,951	168,271
Lloyds TSB Group PLC – ADR	10,012	77,092
Royal Bank Scotland Group PLC – ADR	2,162	33,057
Societe Generale – ADR	13,000	135,200

		724,676

Diversified Financial Services – 4.5%
Fortis NL – ADR	14,128	18,245
ING Groep NV – ADR	9,614	106,715
JPMorgan Chase & Co.	22,172	699,083

		824,043

Insurance – 6.5%
Aegon NV – ADR	21,180	128,139
Amtrust Financial Services, Inc.	11,315	131,254
AON Corp.	7,690	351,279
eHealth, Inc. (a)	4,445	59,030
The Chubb Corp.	9,984	509,184

		1,178,886

TOTAL FINANCIALS		2,763,660

HEALTH CARE – 6.8%
Health Care Equipment & Supplies – 0.9%
Cynosure, Inc. (a)	1,616	14,754
Intuitive Surgical, Inc. (a)	554	70,353
SurModics, Inc. (a)	3,400	85,918

		171,025

Health Care Providers & Services – 5.2%
Air Methods Corp. (a)	2,218	35,466
Amedisys, Inc. (a)	4,876	201,574
Emergency Medical Services Corp. (a)	1,784	65,312
Express Scripts, Inc. (a)	6,078	334,168
Medco Health Solutions, Inc. (a)	7,303	306,069

		942,589

Life Sciences Tools & Services – 0.7%
Kendle International, Inc. (a)	2,719	69,933
Waters Corp. (a)	1,351	49,514

		119,447

TOTAL HEALTH CARE		1,233,061

INDUSTRIALS – 12.9%
Aerospace & Defense – 6.2%
Axsys Technologies, Inc. (a)	1,675	91,891
Honeywell International, Inc.	20,512	673,409
Lockheed Martin Corp.	4,226	355,322

		1,120,622

Commercial Services & Supplies – 0.3%
GeoEye, Inc. (a)	3,278	63,036

Construction & Engineering – 1.5%
Foster Wheeler Ltd. (a)	1,072	25,063
Jacobs Engineering Group, Inc. (a)	738	35,498
Layne Christensen Co. (a)	3,937	94,527
Perini Corp. (a)	5,205	121,693

		276,781

Electrical Equipment – 0.9%
EnerSys (a)	8,938	98,318
Rockwell Automation, Inc.	1,529	49,295

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 97.4%	Shares	Value

Electrical Equipment (continued)

SunPower Corp. (a)	468	$14,246

		161,859

Industrial Conglomerates – 0.1%
McDermott International, Inc. (a)	1,366	13,496

Machinery – 2.8%
Columbus McKinnon Corp. (a)	3,467	47,324
Dynamic Materials Corp.	999	19,291
Parker Hannifin Corp.	1,685	71,680
RBC Bearings, Inc. (a)	3,971	80,532
Robbins & Myers, Inc.	6,022	97,376
Sun Hydraulics Corp.	3,113	58,649
Tennant Co.	3,504	53,961
The Middleby Corp. (a)	3,052	83,228

		512,041

Professional Services – 0.4%
ICF International, Inc. (a)	2,693	66,167

Trading Companies & Distributors – 0.7%
Kaman Corp.	4,629	83,924
Rush Enterprises, Inc. Class A (a)	4,812	41,239

		125,163

TOTAL INDUSTRIALS		2,339,165

INFORMATION TECHNOLOGY – 30.1%
Communications Equipment – 4.3%
Harmonic, Inc. (a)	17,216	96,582
Nokia Corp. – ADR	23,458	365,945
Research In Motion Ltd. (a)	8,053	326,790

		789,317

Computers & Peripherals – 8.3%
Apple, Inc. (a)	7,227	616,824
International Business Machines Corp.	9,623	809,872
Novatel Wireless, Inc. (a)	6,108	28,341
Stratasys, Inc. (a)	3,880	41,710
Western Digital Corp. (a)	2,029	23,232

		1,519,979

Electronic Equipment, Instruments & Components – 0.6%
Flir Systems, Inc. (a)	1,865	57,218
Methode Electronics, Inc.	6,794	45,792

		103,010

Internet Software & Services – 3.2%
Baidu.com – ADR (a)	173	22,589
Google, Inc. Class A (a)	1,744	536,541
TheStreet.com	5,420	15,718

		574,848

IT Services – 1.4%
Cybersource Corp. (a)	12,319	147,705
Sapient Corp. (a)	23,155	102,808

		250,513

Semiconductors & Semiconductor Equipment – 7.4%
Altera Corp.	10,555	176,374
Cypress Semiconductor Corp. (a)	1,651	7,380
Intel Corp.	43,539	638,282
MEMC Electronic Materials, Inc. (a)	8,522	121,694
National Semiconductor Corp.	8,427	84,860
Netlogic Microsystems, Inc. (a)	3,903	85,905
NVIDIA Corp. (a)	4,168	33,636
Power Integrations, Inc.	5,277	104,907
Sigma Designs, Inc. (a)	1,053	10,003
TriQuint Semiconductor, Inc. (a)	26,401	90,819

		1,353,860

Software – 4.9%
EPIQ Systems, Inc. (a)	6,505	108,699
JDA Software Group, Inc. (a)	5,658	74,290
Microsoft Corp.	35,483	689,789
Radiant Systems, Inc. (a)	5,735	19,327

		892,105

TOTAL INFORMATION TECHNOLOGY		5,483,632

MATERIALS – 5.3%
Chemicals – 2.0%
Koppers Holdings, Inc.	3,783	81,788
Mosaic Co.	2,661	92,071
Potash Corp. of Saskatchewan, Inc.	1,928	141,168
Sigma-Aldrich Corp.	1,243	52,504

		367,531

Metals & Mining – 3.3%
BHP Billiton Ltd. – ADR	10,134	434,749
Olympic Steel, Inc.	1,980	40,333
Southern Copper Corp.	5,391	86,579
Steel Dynamics, Inc.	2,284	25,535

		587,196

TOTAL MATERIALS		954,727

TELECOMMUNICATION SERVICES – 10.1%
Diversified Telecommunication Services – 9.9%
BT Group PLC – ADR	6,986	139,580
CenturyTel, Inc.	166	4,537
Deutsche Telekom AG – ADR	17,205	263,236
France Telecom SA – ADR	10,481	294,202
Premiere Global Services, Inc. (a)	11,123	95,769
Qwest Communications International, Inc.	2,739	9,970
Telecom Italia SpA – ADR	12,108	196,755
Telefonica SA – ADR	9,627	648,764
Verizon Communications, Inc.	4,304	145,906

		1,798,719

Wireless Telecommunication Services – 0.2%
Millicom International Cellular S.A.	764	34,311

TOTAL TELECOMMUNICATION SERVICES		1,833,030

Total Common Stocks (Cost $30,060,123)		$17,717,134

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2008

	Face	Fair
Repurchase Agreements – 2.5%	Amount	Value

US Bank 0.010% 01/02/2009	$459,000	$459,000

Repurchase price $459,000 Collateralized by:
Various Agency Mortgage- Backed Securities 2.395% to 5.00%, Due 09/01/2018 through 05/15/2033 Fair Value: $468,158
Total Repurchase Agreements (Cost $459,000)		$459,000

Total Investments – 99.9% (Cost $30,519,123) (b)		$18,176,134
Other Assets in Excess of Liabilities – 0.1%		21,066

Net Assets – 100.0%		$18,197,200

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $30,060,123)	$17,717,134
Repurchase agreements	459,000
Cash	898
Receivable for fund shares sold	18,319
Dividends and accrued interest receivable	29,765
Prepaid expenses and other assets	369

Total assets	18,225,485

Liabilities:
Payable for fund shares redeemed	3,698
Payable for investment management services	8,867
Accrued custody expense	1,007
Accrued professional fees	10,630
Accrued accounting fees	2,478
Accrued printing and filing fees	1,465
Other accrued expenses	140

Total liabilities	28,285

Net assets	$18,197,200

Net assets consist of:
Par value, $1 per share	$2,672,673
Paid-in capital in excess of par value	27,503,046
Accumulated net realized gain on investments	330,209
Net unrealized depreciation on investments	(12,342,989)
Undistributed net investment income	34,261

Net assets	$18,197,200

Shares outstanding	2,672,673

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$6.81

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$9,720
Dividends (net of withholding tax of $45,165)	513,297

Total investment income	523,017

Expenses:
Management fees	139,938
Custodian fees	7,086
Directors’ fees	1,986
Professional fees	12,778
Accounting fees	15,479
Printing and filing fees	3,036
Compliance expense	4,911
Other	331

Total expenses	185,545

Net investment income	337,472

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	330,868
Change in unrealized appreciation/depreciation on investments	(13,398,858)

Net realized/unrealized gain (loss) on investments	(13,067,990)

Change in net assets from operations	$(12,730,518)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$337,472	$201,924
Net realized gain (loss) on investments	330,868	823,032
Change in unrealized appreciation/depreciation on investments	(13,398,858)	328,577

Change in net assets from operations	(12,730,518)	1,353,533

Distributions to shareholders:
Distributions from net investment income	(303,211)	(175,630)

Capital transactions:
Received from shares sold	13,635,800	12,908,446
Received from dividends reinvested	303,211	175,630
Paid for shares redeemed	(5,830,040)	(1,724,818)

Change in net assets from capital transactions	8,108,971	11,359,258

Change in net assets	(4,924,758)	12,537,161
Net Assets:
Beginning of year	23,121,958	10,584,797

End of year	$18,197,200	$23,121,958

Undistributed net investment income	$34,261	$25,276

 Financial Highlights

				For the Period
	Years Ended December 31,			from November 2, 2005*
	2008	2007	2006	to December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$12.23	$11.23	$10.14	$10.00
Operations:
Net investment income	0.12	0.09	0.02	0.01
Net realized and unrealized gain (loss) on investments	(5.42)	1.00	1.07	0.13

Total from operations	(5.30)	1.09	1.09	0.14

Distributions:
Distributions from net investment income	(0.12)	(0.09)	—	—

Net asset value, end of period	$6.81	$12.23	$11.23	$10.14

Total return	–43.34%	9.74%	10.76%	1.40	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$18.2	$23.1	$10.6	$1.5
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.80%	0.83%	1.26%	1.60	%(a)
Net investment income	1.45%	1.22%	0.53%	0.74	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.80%	0.83%	1.30%	7.39	%(a)
Portfolio turnover rate	79%	52%	24%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-45.07%
Since inception (11/2/05)	-11.82%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Target Equity/Income Portfolio returned -45.07% versus -37.31% for the current benchmark, the Russell 3000 Index.

Stocks posted their worst showing in seven decades in 2008. The damage was broad-based in that 469 constituents (94%) in the S&P 500 Index posted a loss, according to S&P’s Capital IQ. Only 6 out of 128 sub-sectors in the S&P 500 Index were in positive territory for the year. All in all, U.S. stocks lost $6.9 trillion and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those “backed by the full faith and credit of the U.S. government.” If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008. That is almost three-quarters the combined market value of the S&P 500 Index, the highest it has been since 1990, according to Bloomberg.

Approximately 7,000 publicly owned companies report dividend information to Standard & Poor’s Dividend Record. In the fourth quarter of 2008, 475 companies increased their dividend distributions — a 40% decline from the 792 increases registered in the fourth quarter of 2007, according to S&P. The number of companies that decreased their dividends totaled 288 — a 454% increase from the 52 decreases registered in the fourth quarter of 2007. It was the worst quarter for stock dividends since the firm started keeping records in 1956, according to Howard Silverblatt, Senior Index Analyst at S&P. The non-financial companies in the S&P 500 Index were holding as much as $650 billion in cash during 2008, according to Standard & Poors. That is in the vicinity of the all-time high. Companies have been stockpiling cash just like individuals.

The combination of the sub-prime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and job losses pushed the U.S. economy into recession. In fact, the recession actually commenced in December 2007, according to the National Bureau of Economic Research. This pronouncement is crucial to investors because it establishes a timeline and timelines often have historical precedence. This one surely does.

Since 1953, the U.S. has endured nine recessions not counting the one we are in now, according to Ernie Ankrim, Ph.D., and Chief Investment Strategist at Russell Investments. The average duration for these recessions was 10.3 months, with the longest lasting 16 months. Using the Ibbotson Associates Equity Index (1952-January 1962) and the S&P 500 Index (February 1962-2002) to track the performance of stocks during these recessions, Ankrim discovered the following: If an investor would have bought stocks at the trough of each recession they would have enjoyed an average return of 17.6% for the 12 months following; however, had they bought 6 months prior to the bottom of the recession they would have reaped a return of 27.8%.

The Portfolio significantly lagged the S&P 500 Index and Russell 3000 Index in 2008. The top performing stocks were the following: First Bancorp/Puerto Rico up 55.7%; Axsys Technologies, Inc. up 49.7%; First Niagara Financial Group, Inc. up 39.0%; Apollo Group, Inc. up 9.2%; and Peoples United Financial, Inc. up 3.4%. The worst performing stocks were the following: Washington Mutual, Inc. down 98.6%; Lee Enterprises, Inc. down 93.3%; MEMC Electronic Materials, Inc. down 83.9%; McDermott International, Inc. down 83.3%; and Sigma Designs, Inc. down 82.8%.(1)

In addition to stock selection in the Consumer Discretionary and Information Technology sectors, the underperformance of the Portfolio relative to its benchmark was influenced by a sizable over-weighted position in Materials. The S&P Materials Index returned -45.6% in 2008.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected be -8.80% in 2009. Due to today’s challenging economic climate, this earnings target more than likely will be subject to change, in our opinion.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

We are now using the Russell 3000 Index as the Portfolio’s primary benchmark because we believe that the Portfolio’s investments more closely resemble the securities represented in that index than those in the S&P 500 Index.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	97.8
Repurchase Agreements Less Net Liabilities	2.2

100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

	% of Net Assets

1.	Telefonica SA – ADR	7.0
2.	First Bancorp/Puerto Rico	6.5
3.	First Niagara Financial Group, Inc.	5.8
4.	Apple, Inc.	4.8
5.	BHP Billiton Ltd. – ADR	4.5
6.	Umpqua Holdings Corp.	4.4
7.	Peoples United Financial, Inc.	4.3
8.	Nokia Corp. – ADR	4.2
9.	Sensient Technologies Corp.	4.0
10.	DTE Energy Co.	3.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Financials	32.6
Materials	20.1
Information Technology	14.4
Consumer Discretionary	8.8
Telecommunication Services	7.0
Utilities	6.7
Industrials	3.7
Consumer Staples	2.8
Energy	1.1
Health Care	0.6

97.8

Ohio National Fund, Inc.
Target Equity/Income Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 97.8%	Shares	Value

CONSUMER DISCRETIONARY – 8.8%
Auto Components – 2.8%
Superior Industries International, Inc.	63,991	$673,185

Diversified Consumer Services – 1.7%
Apollo Group, Inc. Class A (a)	5,246	401,949

Household Durables – 1.7%
Garmin Ltd.	6,882	131,928
La-Z-Boy, Inc.	132,796	288,167

		420,095

Internet & Catalog Retail – 0.8%
priceline.com, Inc. (a)	2,656	195,614

Media – 0.1%
Lee Enterprises, Inc.	80,417	32,971

Specialty Retail – 0.5%
GameStop Corp. Class A (a)	5,028	108,907

Textiles, Apparel & Luxury Goods – 1.2%
Deckers Outdoor Corp. (a)	1,957	156,306
Fossil, Inc. (a)	7,342	122,611

		278,917

TOTAL CONSUMER DISCRETIONARY		2,111,638

CONSUMER STAPLES – 2.8%
Tobacco – 2.8%
Universal Corp.	22,393	668,879

TOTAL CONSUMER STAPLES		668,879

ENERGY – 1.1%
Energy Equipment & Services – 1.1%
National Oilwell Varco, Inc. (a)	11,045	269,940

TOTAL ENERGY		269,940

FINANCIALS – 32.6%
Commercial Banks – 15.5%
First Bancorp/Puerto Rico	140,536	1,565,571
KeyCorp	49,404	420,922
The Colonial BancGroup, Inc.	88,052	182,267
The South Financial Group, Inc.	75,043	324,186
Umpqua Holdings Corp.	73,381	1,061,823
Wachovia Corp.	30,707	170,117

		3,724,886

Diversified Financial Services – 3.5%
JPMorgan Chase & Co.	27,011	851,657

Insurance – 3.5%
Zenith National Insurance Corp.	26,495	836,447

Thrifts & Mortgage Finance – 10.1%
First Niagara Financial Group, Inc.	86,139	1,392,868
Peoples United Financial, Inc.	57,883	1,032,054
Washington Mutual, Inc.	86,014	1,849

		2,426,771

TOTAL FINANCIALS		7,839,761

HEALTH CARE – 0.6%
Health Care Equipment & Supplies – 0.6%
Intuitive Surgical, Inc. (a)	1,209	153,531

TOTAL HEALTH CARE		153,531

INDUSTRIALS – 3.7%
Aerospace & Defense – 2.0%
Axsys Technologies, Inc. (a)	8,640	473,990

Construction & Engineering – 0.7%
Jacobs Engineering Group, Inc. (a)	3,805	183,021

Electrical Equipment – 0.3%
SunPower Corp. (a)	2,336	71,108

Industrial Conglomerates – 0.3%
McDermott International, Inc. (a)	7,044	69,595

Machinery – 0.4%
Dynamic Materials Corp.	5,149	99,427

TOTAL INDUSTRIALS		897,141

INFORMATION TECHNOLOGY – 14.4%
Communications Equipment – 7.1%
Nokia Corp. – ADR	64,567	1,007,245
Research In Motion Ltd. (a)	17,025	690,875

		1,698,120

Computers & Peripherals – 5.3%
Apple, Inc. (a)	13,530	1,154,786
Western Digital Corp. (a)	10,461	119,778

		1,274,564

Electronic Equipment, Instruments & Components – 1.2%
Flir Systems, Inc. (a)	9,615	294,988

Semiconductor & Semiconductor Equipment – 0.8%
Cypress Semiconductor Corp. (a)	8,517	38,071
MEMC Electronic Materials, Inc. (a)	7,200	102,816
Sigma Designs, Inc. (a)	5,432	51,604

		192,491

TOTAL INFORMATION TECHNOLOGY		3,460,163

MATERIALS – 20.1%
Chemicals – 12.0%
Mosaic Co.	13,203	456,824
Potash Corp. of Saskatchewan, Inc.	9,651	706,646
RPM International, Inc.	57,333	761,955
Sensient Technologies Corp.	40,627	970,173

		2,895,598

Metals & Mining – 6.4%
BHP Billiton Ltd. – ADR	25,502	1,094,036
Southern Copper Corp.	27,803	446,516

		1,540,552

Paper & Forest Products – 1.7%
MeadWestvaco Corp.	36,836	412,195

TOTAL MATERIALS		4,848,345

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 97.8%	Shares	Value

TELECOMMUNICATION SERVICES – 7.0%
Diversified Telecommunication Services – 7.0%
Telefonica SA – ADR	24,937	$1,680,504

TOTAL TELECOMMUNICATION SERVICES		1,680,504

UTILITIES – 6.7%
Multi-Utilities – 6.7%
DTE Energy Co.	26,159	933,092
NiSource, Inc.	61,953	679,624

TOTAL UTILITIES		1,612,716

Total Common Stocks (Cost $42,455,000)		$23,542,618

	Face	Fair
Repurchase Agreements – 2.2%	Amount	Value

U.S. Bank 0.010% 01/02/2009 Repurchase price $541,000	$541,000	$541,000

Collateralized by:
Various Agency Mortgage-Backed Securities 2.395% to 5.000%, Due 09/01/2018 through 05/15/2033 Fair Value: $551,793
Total Repurchase Agreements (Cost $541,000)		$541,000

Total Investments – 100.0% (Cost $42,996,000) (b)		$24,083,618
Liabilities in Excess of Other Assets – 0.0%		(6,386)

Net Assets – 100.0%		$24,077,232

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See Also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value
(Cost $42,455,000)	$23,542,618
Repurchase agreements	541,000
Cash	9,718
Receivable for fund shares sold	9,353
Dividends and accrued interest receivable	27,247
Prepaid expenses and other assets	526

Total assets	24,130,462

Liabilities:
Payable for fund shares redeemed	25,627
Payable for investment management services	11,836
Accrued custody expense	567
Accrued professional fees	10,767
Accrued accounting fees	2,448
Accrued printing and filing fees	1,985

Total liabilities	53,230

Net assets	$24,077,232

Net assets consist of:
Par value, $1 per share	$3,755,691
Paid-in capital in excess of par value	39,324,026
Accumulated net realized loss on investments	(171,655)
Net unrealized depreciation on investments	(18,912,382)
Undistributed net investment income	81,552

Net assets	$24,077,232

Shares outstanding	3,755,691

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$6.41

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$13,238
Dividends (net of withholding tax of $31,197)	962,904

Total investment income	976,142

Expenses:
Management fees	210,247
Custodian fees	4,550
Directors’ fees	2,938
Professional fees	13,435
Accounting fees	16,555
Printing and filing fees	4,295
Compliance expense	4,911
Other	550

Total expenses	257,481

Net investment income	718,661

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(164,334)
Change in unrealized appreciation/depreciation on investments	(20,301,401)

Net realized/unrealized gain (loss) on investments	(20,465,735)

Change in net assets from operations	$(19,747,074)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2008	2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$718,661	$574,329
Net realized gain (loss) on investments	(164,334)	1,865,153
Change in unrealized appreciation/depreciation on investments	(20,301,401)	394,795

Change in net assets from operations	(19,747,074)	2,834,277

Distributions to shareholders:
Distributions from net investment income	(637,109)	(519,601)

Capital transactions:
Received from shares sold	14,780,603	19,700,073
Received from dividends reinvested	637,109	519,601
Paid for shares redeemed	(11,395,135)	(3,021,658)

Change in net assets from capital transactions	4,022,577	17,198,016

Change in net assets	(16,361,606)	19,512,692
Net Assets:
Beginning of year	40,438,838	20,926,146

End of year	$24,077,232	$40,438,838

Undistributed net investment income	$81,552	$54,728

 Financial Highlights

				For the Period from
	Years Ended December 31,			November 2, 2005* to
	2008	2007	2006	December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$12.00	$11.01	$10.13	$10.00
Operations:
Net investment income	0.19	0.16	0.08	0.01
Net realized and unrealized gain (loss) on investments	(5.61)	0.99	0.87	0.12

Total from operations	(5.42)	1.15	0.95	0.13

Distributions:
Distributions from net investment income	(0.17)	(0.16)	(0.07)	—

Net asset value, end of period	$6.41	$12.00	$11.01	$10.13

Total return	–45.07%	10.42%	9.36%	1.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$24.1	$40.4	$20.9	$3.6
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.74%	0.73%	0.88%	1.60	%(a)
Net investment income	2.05%	1.83%	1.28%	1.22	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.74%	0.73%	0.88%	3.38	%(a)
Portfolio turnover rate	105%	54%	52%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in term of market capitalization.

 Performance as of December 31, 2008

Average Annual Total Returns:
One year	-40.58%
Since inception (5/1/07)	-25.32%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2008, the Bristol Growth Portfolio returned -40.58% versus -38.44% for the current benchmark, the Russell 1000 Growth Index.

Suffice it to say, 2008 was the beginning of the great leverage unwinding; leverage that had permeated households, financial firms and corporations. The ramifications of the deleveraging were markedly visible in the financial services industry contraction, but will now permeate the entire world’s economy. Whether or not the U.S government and its counterparts around the world have the acumen, the wherewithal, and the perseverance to mollify this great unwinding remains to be seen. Whether stocks have discounted the global recession that will follow is debatable. With much uncertainty still facing the financial markets, investors must focus beyond 2009, as it will hopefully prove a year of economic transition, and move their sights to 2010 or later, as the world’s economy recovers with less debt and possibly less volatility.

With respect to 2008 performance, an abysmal fourth quarter destroyed what had been a reasonable year-to-date period, as our over-weighted position in insurance stocks resulted in underperformance for the year. As we moved into the fourth quarter, we had avoided most of the financial disasters, by not owning Fannie Mae, Freddie Mac, Bear Stearns or Lehman Brothers. The life insurers we did own (The Hartford Financial Services Group, Inc. and Prudential Financial, Inc.) looked financially sound, very inexpensive on all measures, and minimally affected by credit problems in the housing sector. Unfortunately, their balance sheets were impacted first by the Fannie Mae/Freddie Mac collapses, and then by owning Lehman Brothers debt. As the market sank, the potential liabilities in their guaranteed annuity businesses, as well as potential charges for their life policies, rose considerably. Each shock to the financial markets was met swiftly with falling prices, and consequently even cheaper valuations on traditional measures such as price-to-book, so we decided to hold on to the positions, and in some instances add to them, bringing weightings back to 2% as their market capitalizations sank.(1)

Two of the five largest detractors to performance for the full year were in the Financials sector and affected by the issues described above. These were American International Group, Inc., which cost the portfolio 156 basis points, and The Hartford Financial Group, Inc., which negatively impacted performance by 144 basis points. Electronic Arts, Inc. hurt the Portfolio by 148 basis points, based on some weak sales and the delayed launch of a game, and Microsoft Corp. hurt performance by 179 basis points due to the market’s negative perception of a failed bid for Yahoo!, Inc., and reluctance by major corporations to adopt the Vista operating system. Google, Inc. hurt performance by 160 basis points, as the company was negatively impacted by slowing growth in paid search advertising and ecommerce.(1)

The greatest positive contributors to Portfolio performance included Rohm & Haas Co., which added 70 basis points, and Quanta Services, Inc., which contributed 39 basis points, both benefiting from optimism that President Obama’s plans to revitalize the economy could provide a direct benefit to their businesses. Genentech, Inc. contributed 43 basis points to the Portfolio’s performance, based on expected positive drug data and a bid from Roche to acquire the company for $89 a share. Wal-Mart Stores, Inc. added 34 basis points, as the retailer’s value positioning proved a benefit in a tough economy, and Imclone Systems added 31 basis points, as it received approval for a key drug and was subsequently bought out by Eli Lilly.(1)

As we enter 2009, the Portfolio is over-weighted in Industrials, including positions in Air Products and Chemicals, Inc., Praxair, Inc., Tyco International Ltd., United Technologies Corp., Honeywell International, Inc., General Electric Co. and Celanese Corp. We believe their valuations are not reflective of their normalized earnings, and that once investors have visibility to the economy’s bottom, both in terms of scope and timing, these stocks will recover strongly. Our other over-weighted position continues to be the insurers, though we are slightly under-weighted in Financials in general, and remain under-weighted in the banking industry. We are still under-weighted in retail, as we were for all of 2008, owning only Wal-Mart Stores, Inc. and Nike Inc. We believe consumer spending will not bounce back rapidly and strongly, as unemployment levels grow to perhaps over 15%, and retail sales continue to disappoint. The valuations seem attractive, but there still appears to be time for the sector to come to grips with the deleveraging process and consequent drop in spending.(1)

When we are in the throes of a recession, it is sometimes difficult to see clearly a way out. There are, however, factors in the current environment which have the potential to prompt the economy into a recovery. Credit is thawing, as the spread between London Interbank Offered Rate and Treasuries has narrowed to under 100 basis points. This in turn allows banks to lend between one another, thus making credit more available to the consumer and to corporations. Energy savings are also stimulating the economy, as the price of a barrel of oil has fallen $100 from its peak. The result is a fiscal stimulus effect of around $250 billion dollars annually. Finally, we do have a major stimulus package being worked on by Washington in the range of

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

$400 billion a year, for at least two years. As these policies and factors take affect, we should see the economy bottom and turn. It is possible that the robustness of the turn would be moderated by the Federal Reserve, which could attempt to keep inflation at bay in an economy flooded with dollars. We’ll be prepared to cross that bridge when, or if, we come to it.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2008.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The index presented herein includes the effects of requested dividends.

 Portfolio Composition as of December 31, 2008 (1)

% of Net Assets

Common Stocks (3)	100.0

 Top 10 Portfolio Holdings as of December 31, 2008 (1) (2)

		% of Net Assets

1.	Microsoft Corp.	4.0
2.	Cisco Systems, Inc.	3.1
3.	International Business Machines Corp.	3.1
4.	Hewlett-Packard Co.	2.8
5.	QUALCOMM, Inc.	2.7
6.	Mylan, Inc.	2.6
7.	Wal-Mart Stores, Inc.	2.5
8.	Apple, Inc.	2.5
9.	United Technologies Corp.	2.4
10.	Lockheed Martin Corp.	2.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	31.6
Industrials	18.6
Health Care	17.4
Consumer Staples	11.6
Energy	8.5
Materials	6.6
Financials	3.7
Consumer Discretionary	2.0

100.0

Ohio National Fund, Inc.
Bristol Growth Portfolio

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 100.0%	Shares	Value

CONSUMER DISCRETIONARY – 2.0%
Media – 2.0%
The Walt Disney Co.	4,300	$97,567

TOTAL CONSUMER DISCRETIONARY		97,567

CONSUMER STAPLES – 11.6%
Beverages – 4.1%
PepsiCo, Inc.	1,900	104,063
The Coca-Cola Co.	2,100	95,067

		199,130

Food & Staples Retailing – 2.5%
Wal-Mart Stores, Inc.	2,200	123,332

Food Products – 1.5%
The J.M. Smucker Co.	1,700	73,712

Household Products – 3.5%
The Clorox Co.	1,700	94,452
The Procter & Gamble Co.	1,200	74,184

		168,636

TOTAL CONSUMER STAPLES		564,810

ENERGY – 8.5%
Energy Equipment & Services – 2.3%
Schlumberger Ltd.	1,200	50,796
Transocean Ltd. (a)	1,300	61,425

		112,221

Oil, Gas & Consumable Fuels – 6.2%
Devon Energy Corp.	1,250	82,138
Exxon Mobil Corp.	1,400	111,762
Marathon Oil Corp.	500	13,680
XTO Energy, Inc.	2,600	91,702

		299,282

TOTAL ENERGY		411,503

FINANCIALS – 3.7%
Capital Markets – 0.9%
Morgan Stanley	2,800	44,912

Diversified Financial Services – 0.6%
Bank of America Corp.	2,100	29,568

Insurance – 2.2%
Prudential Financial, Inc.	1,900	57,494
The Hartford Financial Services Group, Inc.	2,800	45,976

		103,470

TOTAL FINANCIALS		177,950

HEALTH CARE – 17.4%
Biotechnology – 2.2%
Vertex Pharmaceuticals, Inc. (a)	3,500	106,330

Health Care Equipment & Supplies – 2.0%
Baxter International, Inc.	1,800	96,462

Health Care Providers & Services – 3.6%
Aetna, Inc.	2,300	65,550
McKesson Corp.	2,800	108,444

		173,994

Life Sciences Tools & Services – 4.9%
Life Technologies Corp. (a)	4,000	93,240
Sequenom, Inc. (a)	3,100	61,504
Thermo Fisher Scientific, Inc. (a)	2,400	81,768

		236,512

Pharmaceuticals – 4.7%
Abbott Laboratories	1,900	101,403
Mylan, Inc. (a)	12,800	126,592

		227,995

TOTAL HEALTH CARE		841,293

INDUSTRIALS – 18.6%
Aerospace & Defense – 11.3%
Honeywell International, Inc.	3,500	114,905
Lockheed Martin Corp.	1,400	117,712
Precision Castparts Corp.	1,700	101,116
Raytheon Co.	1,900	96,976
United Technologies Corp.	2,200	117,920

		548,629

Construction & Engineering – 1.7%
Quanta Services, Inc. (a)	4,200	83,160

Electrical Equipment – 1.5%
SunPower Corp. (a)	2,305	70,164

Industrial Conglomerates – 3.0%
General Electric Co.	2,800	45,360
Tyco International Ltd.	4,600	99,360

		144,720

Machinery – 1.1%
SPX Corp.	1,300	52,715

TOTAL INDUSTRIALS		899,388

INFORMATION TECHNOLOGY – 31.6%
Communications Equipment – 7.3%
Cisco Systems, Inc. (a)	9,300	151,590
Corning, Inc.	7,600	72,428
QUALCOMM, Inc.	3,600	128,988

		353,006

Computers & Peripherals – 8.4%
Apple, Inc. (a)	1,400	119,490
Hewlett-Packard Co.	3,800	137,902
International Business Machines Corp.	1,800	151,488

		408,880

Internet Software & Services – 2.4%
Google, Inc. Class A (a)	370	113,830

IT Services – 0.9%
Mastercard, Inc. Class A	300	42,879

Semiconductors & Semiconductor Equipment – 5.9%
Applied Materials, Inc.	10,300	104,339
Intel Corp.	3,300	48,378
Maxim Integrated Products, Inc.	5,900	67,378
Varian Semiconductor Equipment Associates, Inc. (a)	3,700	67,044

		287,139

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

Schedule of Investments	December 31, 2008

		Fair
Common Stocks – 100.0%	Shares	Value

Software – 6.7%
Electronic Arts, Inc. (a)	5,100	$81,804
Microsoft Corp.	10,000	194,400
Oracle Corp. (a)	2,800	49,644

		325,848

TOTAL INFORMATION TECHNOLOGY		1,531,582

MATERIALS – 6.6%
Chemicals – 6.2%
Air Products and Chemicals, Inc.	1,900	95,513
Celanese Corp. Class A	5,400	67,122
Potash Corp. of Saskatchewan, Inc.	300	21,966
Praxair, Inc.	800	47,488
The Mosaic Co.	2,000	69,200

		301,289

Metals & Mining – 0.4%
Nucor Corp.	400	18,480

TOTAL MATERIALS		319,769

Total Common Stocks (Cost $6,467,247)		$4,843,862

Total Investments – 100.0% (Cost $6,467,247) (b)		$4,843,862
Liabilities in Excess of Other Assets – 0.0%		(207)

Net Assets – 100.0%		$4,843,655

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at fair value (Cost $6,467,247)	$4,843,862
Receivable for securities sold	116,766
Receivable for fund shares sold	570
Dividends and accrued interest receivable	9,513
Prepaid expenses and other assets	103

Total assets	4,970,814

Liabilities:
Cash overdraft	9,878
Payable for securities purchased	101,348
Payable for fund shares redeemed	35
Payable for investment management services	3,150
Accrued custody expense	750
Accrued professional fees	10,346
Accrued accounting fees	1,260
Accrued printing and filing fees	392

Total liabilities	127,159

Net assets	$4,843,655

Net assets consist of:
Par value, $1 per share	$788,227
Paid-in capital in excess of par value	7,194,070
Accumulated net realized loss on investments	(1,527,212)
Net unrealized depreciation on investments	(1,623,385)
Undistributed net investment income	11,955

Net assets	$4,843,655

Shares outstanding	788,227

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$6.15

 Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$1,511
Dividends (net of withholding tax of $36)	92,330

Total investment income	93,841

Expenses:
Management fees	51,856
Custodian fees	4,282
Directors’ fees	547
Professional fees	11,679
Accounting fees	7,675
Printing and filing fees	828
Compliance expense	4,911
Other	108

Total expenses	81,886

Net investment income	11,955

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(1,469,277)
Change in unrealized appreciation/depreciation on investments	(1,710,774)

Net realized/unrealized gain (loss) on investments	(3,180,051)

Change in net assets from operations	$(3,168,096)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statement of Changes in Net Assets

		Period from
	Year Ended	May 1, 2007* to
	December 31, 2008	December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$11,955	$4,525
Net realized gain (loss) on investments	(1,469,277)	133,320
Change in unrealized appreciation/depreciation on investments	(1,710,774)	87,389

Change in net assets from operations	(3,168,096)	225,234

Capital transactions:
Received from shares sold	998,652	7,201,582
Paid for shares redeemed	(332,498)	(81,219)

Change in net assets from capital transactions	666,154	7,120,363

Change in net assets	(2,501,942)	7,345,597
Net Assets:
Beginning of period	7,345,597	—

End of period	$4,843,655	$7,345,597

Undistributed net investment income	$11,955	$4,525

 Financial Highlights

		Period from
	Year Ended	May 1, 2007* to
	December 31, 2008	December 31, 2007

Selected Per-Share Data:
Net asset value, beginning of period	$10.35	$10.00
Operations:
Net investment income	0.01	0.01
Net realized and unrealized gain (loss) on investments	(4.21)	0.34

Total from operations	(4.20)	0.35

Net asset value, end of period	$6.15	$10.35

Total return	–40.58%	3.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$4.8	$7.3
Ratios to average net assets:
Expenses	1.26%	1.30	%(a)
Net investment income	0.18%	0.10	%(a)
Portfolio turnover rate	175%		107%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2008

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund consists of twenty four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

■	Equity Portfolio — Long-term growth of capital by investing primarily in common stocks or other equity securities.

■	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

■	Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

■	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

■	International Portfolio — Total return on assets by investing primarily in equity securities of foreign companies.

■	Capital Appreciation Portfolio — Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

■	Millennium Portfolio — Maximum capital growth by investing primarily in common stocks of small sized companies.

■	International Small-Mid Company Portfolio (formerly the International Small Company Portfolio) — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

■	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

■	Small Cap Growth Portfolio — Long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

■	Mid Cap Opportunity Portfolio — Long-term total return by investing primarily in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

■	S&P 500 Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500 Index.

■	Strategic Value Portfolio (formerly the Blue Chip Portfolio) — Growth of capital and income by investing primarily in securities of high dividend yielding companies.

■	High Income Bond Portfolio — High current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

■	Capital Growth Portfolio — Long-term capital appreciation by investing in and actively managing equity securities of small cap growth companies.

■	Nasdaq-100 Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike the other Portfolios of the Fund, the Nasdaq-100 Index Portfolio is a non-diversified portfolio for purposes of Section 5 (b)(1) of the 1940 Act.

■	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

■	Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

■	U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

■	Balanced Portfolio — Capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

■	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing within under-priced industries.

■	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

■	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

■	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100 Index Portfolio, is classified as diversified for purposes of Section 5 (b)(1) of the 1940 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio may participate equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 350 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
Equity	25,000,000
Money Market	50,000,000
Bond	20,000,000
Omni	10,000,000
International	30,000,000
Capital Appreciation	15,000,000
Millennium	10,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	10,000,000
Mid Cap Opportunity	15,000,000
S&P 500 Index	20,000,000

Portfolio	Authorized Shares
Strategic Value	10,000,000
High Income Bond	15,000,000
Capital Growth	10,000,000
Nasdaq-100 Index	15,000,000
Bristol	15,000,000
Bryton Growth	15,000,000
U.S. Equity	10,000,000
Balanced	5,000,000
Income Opportunity	5,000,000
Target VIP	10,000,000
Target Equity/Income	10,000,000
Bristol Growth	5,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

All investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. Should the short-term debt securities held in the Omni Portfolio maintain a dollar-weighted average maturity of 120 days or less and have no maturities greater than one year, such instruments will be valued at amortized cost. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the fair value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the last trade price on the exchange on which each security is principally traded. Option securities are currently valued on a composite close price basis. Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time. Over-the-counter traded ADRs may be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

Fixed income securities with a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices, as provided by independent pricing services approved by the Board.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, and other investments for which market quotations are not readily available are valued at estimated fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the last sale price at the close of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Securities that are primarily traded on foreign exchanges are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time. Multiple factors may be

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related ADRs, New York registered shares, iShares, and futures. The assumptions selected by the Fund that are used in the valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 Index from the time of local close to the 4:00 pm Eastern Time U.S. market close for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by the management of the Fund as well as the Fund’s Board. Prior results have indicated that the fair value procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and fair market values of investments are reflected as unrealized appreciation or unrealized depreciation.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a three-tier hierarchy framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

Effective January 1, 2008, the Fund adopted SFAS No. 157, as required. The hierarchy of pricing inputs is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at fair value as of December 31, 2008:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Equity	Investments in Securities, Repurchase Agreements	$169,455,149	$14,120,954	$—
Money Market *	Investments in Securities, Repurchase Agreements	—	413,318,420	—
Bond	Investments in Securities, Repurchase Agreements	—	113,826,522	—
Omni	Investments in Securities, Repurchase Agreements	19,446,411	15,125,657	—
International	Investments in Securities, Repurchase Agreements	47,207,549	130,221,410	—
Capital Appreciation	Investments in Securities, Repurchase Agreements	96,306,244	4,139,539	—
Millennium	Investments in Securities, Repurchase Agreements	33,632,022	732,000	—
International Small-Mid Company	Investments in Securities, Repurchase Agreements	11,544,168	41,152,742	—
Aggressive Growth	Investments in Securities, Repurchase Agreements	14,036,529	4,001,100	—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Small Cap Growth	Investments in Securities, Repurchase Agreements	$12,562,406	$613,307	$—
Mid Cap Opportunity	Investments in Securities, Repurchase Agreements	70,468,102	4,665,000	—
S&P 500 Index	Investments in Securities, Repurchase Agreements	105,393,078	834,000	—
Strategic Value	Investments in Securities, Repurchase Agreements	10,293,886	3,033,894	—
High Income Bond	Investments in Securities, Repurchase Agreements	2,888	66,963,914	341,503
Capital Growth	Investments in Securities, Repurchase Agreements	26,400,724	1,217,000	—
Nasdaq-100 Index	Investments in Securities, Repurchase Agreements	27,398,704	237,000	—
Bristol	Investments in Securities, Repurchase Agreements	72,284,449	2,599,000	—
Bryton Growth	Investments in Securities, Repurchase Agreements	50,688,825	2,162,000	—
U.S. Equity	Investments in Securities, Repurchase Agreements	12,736,070	727,158	—
Balanced	Investments in Securities, Repurchase Agreements	6,228,454	3,341,346	—
Income Opportunity	Investments in Securities, Repurchase Agreements	4,297,074	313,000	—
	Outstanding written options	(144,000)	—	—
Target VIP	Investments in Securities, Repurchase Agreements	17,530,618	645,516	—
Target Equity/Income	Investments in Securities, Repurchase Agreements	23,542,618	541,000	—
Bristol Growth	Investments in Securities	4,843,862	—	—

*	At December 31, 2008, 100% of the Money Market Portfolio’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

Below is a reconciliation that details the activity of securities in Level 3 since the adoption of the pronouncement on January 1, 2008 to December 31, 2008:

	High Income Bond	Small Cap Growth
	(Investments in Securities)	(Investments in Securities)

Beginning Balance – January 1, 2008	$438,643	$622,491
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	(250,586)	(607,096)
Purchases, issuances, and settlements	157,424	123,586
Transfers in and/or out of Level 3	(3,978)	(138,981)

Ending Balance – December 31, 2008	$341,503	$—

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$(273,997)	$—

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depository receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Options

Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio’s total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The S&P 500 Index and Income Opportunity Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with the Portfolios’ stated investment objectives. Options are recorded at fair value, and the related realized and unrealized gains and losses, if any, are included in the Statements of Operations. The Portfolios

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

Futures Contracts

Each Portfolio, other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as “variation margin”, are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market. The S&P 500 Index Portfolio may purchase or sell stock index futures contracts, and options thereon, and the Nasdaq-100 Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index in accordance with their stated investment objectives.

Foreign Currency Contracts, Futures, and Options

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures, generally. A forward contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. These contracts are recorded at fair value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Portfolios could be exposed to foreign currency fluctuations. The use of foreign currency hedging transactions might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other securities.

Repurchase Agreements

The Portfolios routinely acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its assets in illiquid securities.

When-issued Securities

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios may hold liquid assets as collateral that is deemed to be sufficient to cover the purchase price.

Borrowing and Securities Lending

Certain Portfolios in the Fund are allowed to borrow for investment purposes. Borrowings would generally be unsecured, except to the extent the Portfolios enter into reverse repurchase agreements. The 1940 Act requires the Portfolios to maintain continuous asset coverage equal to three times the amount borrowed. No borrowings were conducted by any of the Fund’s Portfolios during the year ended December 31, 2008.

All Portfolios, with the exception of the Money Market Portfolio, are able to lend securities if the loan is adequately secured, is immediately callable and allows for all interest and dividend payments; and the aggregate value of securities loaned does not exceed one third of the total assets. There were no securities lent by any of the Portfolios during the year ended December 31, 2008.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise. Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is evaluating the impact of SFAS No. 161 on the Fund’s financial statement disclosures.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with U.S. generally accepted accounting principles. The Fund adopted SFAS 162 effective November 15, 2008. On the date of adoption, there was no impact on the Fund’s current practices.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. Typically, contract renewals are approved by the Board in the meeting held subsequent to the close of the Fund’s second quarter. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Millennium
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
U.S. Equity
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million	Money Market
0.30% of first $100 million*
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth
0.95% of first $100 million
0.90% of next $50 million
0.80% of next $150 million
0.75% over $300 million
S&P 500 Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100 Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Balanced
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

Income Opportunity 0.80% of first $200 million 0.75% of next $300 million 0.70% over $500 million Target Equity/Income 0.60% of first $100 million 0.55% of next $400 million 0.50% over $500 million	Target VIP 0.60% of first $100 million 0.55% of next $400 million 0.50% over $500 million Bristol Growth 0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million

*	For the year ended December 31, 2008, ONI waived advisory fees in excess of the following amounts:

Money Market	0.25% of average daily net assets

Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent fiscal periods.

If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the year ended December 31, 2008 would have been higher than the net expenses reflected in the financial statements.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for the Equity, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Growth, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Neuberger Berman Management, Inc. (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), RS Investment Management, L.P. (“RSIM”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (RSIM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million	Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
Millennium (Neuberger Berman)
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
International Small-Mid Company
(Federated Global)
0.75% of first $100 million
0.65% over $100 million
Small Cap Growth (Janus)
0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
U.S. Equity and Balanced (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million
Target VIP and Target Equity/Income (First Trust)
0.35% of first $500 million
0.25% over $500 million	Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Income Opportunity (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 81% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at December 31, 2008 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to the Investment Advisory Agreement, if in any calendar quarter the total of all ordinary expenses of any Portfolio should exceed approximately one quarter of one percent of the average daily net assets, ONI shall reimburse the Portfolio for such excess expenses. Ordinary expenses for purposes of this calculation exclude the advisory fee paid to ONI, taxes, brokerage commissions, and interest. There were no expenses reimbursed by ONI for the year ended December 31, 2008 other than the aforementioned voluntary reimbursements related to the Money Market Portfolio.

Under a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Effective August 12, 2006, the Investment Advisory Agreement was amended upon approval of the Fund’s shareholders and ONLIC, ONLAC, and NSLA variable contract owners. The amendment allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the year ended December 31, 2008, the Fund incurred compliance expense totaling $117,864, equally allocated to the Portfolios. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board who is not an officer of the Fund nor an employee of ONI or its corporate affiliates is currently paid a quarterly retainer fee of $7,500, $2,000 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The lead independent director of the Board receives an additional quarterly retainer fee of $3,125 and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the year ended December 31, 2008, compensation of these directors by the Fund totaled $184,000.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street,

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4)	Capital Share Transactions

Capital share transactions for the years (or periods) ended December 31, 2008 and 2007 were as follows:

	Equity		Money Market		Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Capital shares issued on sales	4,134,758	2,411,750	87,727,402	58,324,992	3,099,909	3,546,774
Capital shares issued on reinvested dividends	211,054	7,713	663,868	1,455,601	—	—
Capital shares redeemed	(7,168,214)	(2,836,632)	(81,757,541)	(51,597,161)	(7,989,964)	(3,539,091)

Net increase/(decrease)	(2,822,402)	(417,169)	6,633,729	8,183,432	(4,890,055)	7,683

	Omni		International		Capital Appreciation
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Capital shares issued on sales	421,723	193,760	7,833,032	6,049,120	1,255,285	844,146
Capital shares issued on reinvested dividends	99,786	64,689	—	—	80,282	44,859
Capital shares redeemed	(1,078,713)	(781,233)	(11,805,937)	(4,282,045)	(2,604,708)	(2,467,737)

Net increase/(decrease)	(557,204)	(522,784)	(3,972,905)	1,767,075	(1,269,141)	(1,578,732)

	Millennium		International Small-Mid Company		Aggressive Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Capital shares issued on sales	612,449	456,467	1,566,704	1,779,463	1,924,740	1,288,738
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(1,070,957)	(768,342)	(1,742,571)	(883,746)	(1,582,602)	(667,265)

Net increase/(decrease)	(458,508)	(311,875)	(175,867)	895,717	342,138	621,473

	Small Cap Growth		Mid Cap Opportunity		S&P 500 Index
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Capital shares issued on sales	734,032	764,771	4,178,560	1,598,392	3,164,333	1,369,406
Capital shares issued on reinvested dividends	—	—	—	—	257,996	157,498
Capital shares redeemed	(874,270)	(509,745)	(2,040,368)	(1,007,034)	(3,820,480)	(2,134,193)

Net increase/(decrease)	(140,238)	255,026	2,138,192	591,358	(398,151)	(607,289)

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

	Strategic Value		High Income Bond		Capital Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Capital shares issued on sales	357,815	287,554	5,290,215	4,046,820	798,530	429,971
Capital shares issued on reinvested dividends	99,459	29,445	—	—	—	—
Capital shares redeemed	(1,187,546)	(568,110)	(4,584,159)	(2,807,414)	(613,810)	(363,563)

Net increase/(decrease)	(730,272)	(251,111)	706,056	1,239,406	184,720	66,408

	Nasdaq-100 Index		Bristol		Bryton Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Capital shares issued on sales	4,154,173	1,585,378	4,903,913	2,818,290	4,446,981	2,849,339
Capital shares issued on reinvested dividends	—	—	114,606	35,978	—	—
Capital shares redeemed	(4,197,643)	(2,619,323)	(2,027,717)	(706,885)	(2,018,949)	(367,350)

Net increase/(decrease)	(43,470)	(1,033,945)	2,990,802	2,147,383	2,428,032	2,481,989

	U.S. Equity		Balanced		Income Opportunity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Capital shares issued on sales	464,056	320,646	455,908	333,004	145,839	126,720
Capital shares issued on reinvested dividends	26,044	5,638	—	—	—	—
Capital shares redeemed	(446,366)	(309,461)	(305,499)	(171,361)	(104,661)	(203,158)

Net increase/(decrease)	43,734	16,823	150,409	161,643	41,178	(76,438)

	Target VIP		Target Equity/Income		Bristol Growth
						Period from
						5/1/07
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	(inception) to
	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Capital shares issued on sales	1,365,372	1,073,827	1,490,104	1,672,244	117,062	717,455
Capital shares issued on reinvested dividends	46,221	14,210	103,259	42,871	—	—
Capital shares redeemed	(629,173)	(140,398)	(1,206,350)	(247,785)	(38,489)	(7,801)

Net increase/(decrease)	782,420	947,639	387,013	1,467,330	78,573	709,654

(5)	Investment Transactions

Purchases and sales of investments (excluding short-term and government securities) for the year ended December 31, 2008 were as follows:

					Capital
	Equity	Bond	Omni	International	Appreciation

Stocks and Bonds:
Purchases	$129,013,180	$21,872,330	$61,230,037	$593,575,754	$117,525,287
Sales	$192,244,679	$58,663,805	$70,022,411	$637,029,659	$134,713,147

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity
Stocks and Bonds:
Purchases	$118,053,087	$60,260,379	$15,152,943	$7,046,254	$306,860,714
Sales	$126,058,518	$62,168,944	$10,121,741	$8,049,515	$278,465,156

	S&P 500 Index	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100 Index
Stocks and Bonds:
Purchases	$16,903,200	$29,855,314	$23,911,720	$25,073,174	$10,545,193
Sales	$22,739,418	$37,385,770	$13,833,879	$20,686,385	$10,836,984

	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity
Stocks and Bonds:
Purchases	$190,875,582	$51,689,773	$42,155,704	$10,962,452	$11,236,219
Sales	$164,416,349	$33,394,352	$41,504,163	$7,318,894	$9,582,600

	Target VIP	Target Equity/Income	Bristol Growth
Stocks and Bonds:
Purchases	$26,206,193	$40,879,621	$12,135,727
Sales	$17,851,865	$36,150,945	$11,218,355

Purchases and sales of government securities for the year ended December 31, 2008 were as follows:

Balanced

Purchases	$176,156
Sales	$663,875

(6)	Option Contracts Written

The activity in the option contracts written and the premiums received by the Income Opportunity Portfolio for year ended December 31, 2008 is detailed as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of year	33	$151,689
Options written during year	2,239	9,589,675
Options exercised during year	—	—
Options expired during year	—	—
Options closed during year	(2,227)	(9,623,615)

Options outstanding, end of year	45	$117,749

(7)	Temporary Guarantee Program

On October 9, 2008, the Board approved the participation of the Money Market Portfolio in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Participation in the initial three months of the Program required a payment to the U.S. Department of the Treasury (the “Treasury”) in the amount of 0.01% of the net asset value of the Money Market Portfolio as of the close of business on September 19, 2008. This expense was borne by the Money Market Portfolio and is fully included in its Statement of Operations as “Temporary guarantee program expense”.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

On November 24, 2008, the Treasury announced that the Secretary of the Treasury elected to extend the Program until April 30, 2009 (the “Program Extension”) to support ongoing stability in the market. On December 4, 2008, the Board of Directors approved the participation of the Money Market Portfolio in the Program Extension. Continued participation in the Program required a payment to the Treasury in the amount of 0.015% of the net asset value of the Money Market Portfolio as of the close of business on September 19, 2008. As with the payment for the initial term of the Program, the Program Extension payment was borne by the Money Market Portfolio. The pro-rated portion of the payment for the period from December 19, 2008 to December 31, 2008 is included in the Statement of Operations of the Money Market Portfolio. The remainder of the payment is included in the Statement of Assets and Liabilities as a prepaid asset.

Subject to certain conditions and limitations, any shares of the Money Market Portfolio held by a shareholder as of the close of business on September 19, 2008 are insured against loss under the Program in the event the Money Market Portfolio’s per share net asset value falls below $9.950 (a “Guarantee Event”), the Guarantee Event is not cured by the Fund’s adviser, and there is a subsequent liquidation to the shareholders of the Portfolio. The Program provides a guarantee for the lesser of (a) the number of shares owned by the shareholder at the close of September 19, 2008, or (b) the number of shares owned by the shareholder on the date of a Guarantee Event (“protected shares”). A shareholder who has continuously maintained an account with the Money Market Portfolio since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $10.00 per share in the case of a Guarantee Event. The coverage provided under the Program (and amount available to a shareholder in the event of a Guarantee Event and subsequent liquidation) is subject to an overall limit of $50 billion for all money market funds participating in the Program.

The Secretary of the Treasury may further extend the Program beyond April 30, 2009 through the close of business on September 18, 2009; however, no decision has yet been made to extend the Program beyond April 30, 2009. If the Program is further extended, the Board will consider whether to continue participation in the Program.

Shares of other Fund Portfolios are not included in the Program.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

(8)	Federal Income Tax Information

At December 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Undistributed				Total
	Undistributed	Long-Term		Accumulated	Unrealized	Accumulated
	Ordinary	Capital Gains	Accumulated	Capital and	Appreciation	Earnings
Portfolio	Income	(Losses)	Earnings	Other Losses	(Depreciation)(1)	(Deficit)

Equity	$328,718	$—	$328,718	$(69,749,938)	$(114,112,978)	$(183,534,198)
Money Market	—	—	—	—	—	—
Bond	8,183,385	—	8,183,385	(9,875,608)	(19,673,858)	(21,366,081)
Omni	136,684	—	136,684	(7,694,785)	(10,315,782)	(17,873,883)
International	1,176,974	—	1,176,974	(85,031,515)	(56,722,347)	(140,576,888)
Capital Appreciation	133,059	—	133,059	(19,262,181)	(50,750,647)	(69,879,769)
Millennium	—	—	—	(30,373,739)	(3,645,697)	(34,019,436)
International Small-Mid Company	—	—	—	(26,030,006)	(5,627,923)	(31,657,929)
Aggressive Growth	—	—	—	(13,863,990)	(5,721,736)	(19,585,726)
Small Cap Growth	—	—	—	(13,396,142)	(6,887,262)	(20,283,404)
Mid Cap Opportunity	—	—	—	(41,655,585)	(17,345,922)	(59,001,507)
S&P 500 Index	269,391	—	269,391	(27,176,880)	(28,596,185)	(55,503,674)
Strategic Value	113,519	—	113,519	(7,547,753)	(3,082,083)	(10,516,317)
High Income Bond	7,174,182	—	7,174,182	(2,992,007)	(31,935,000)	(27,752,825)
Capital Growth	—	—	—	(15,086,421)	(4,994,385)	(20,080,806)
Nasdaq-100 Index	4,870	—	4,870	(4,941,132)	(7,421,974)	(12,358,236)
Bristol	132,522	—	132,522	(19,082,885)	(25,603,412)	(44,553,775)
Bryton Growth	—	—	—	(9,987,256)	(15,955,004)	(25,942,260)
U.S. Equity	36,208	—	36,208	(7,467,102)	(1,283,775)	(8,714,669)
Balanced	251,129	—	251,129	(1,529,696)	(1,310,150)	(2,588,717)
Income Opportunity	120,641	—	120,641	(253,907)	(324,028)	(457,294)
Target VIP	73,693	318,885	392,578	—	(12,371,097)	(11,978,519)
Target Equity/Income	81,552	254,198	335,750	(168,464)	(19,169,771)	(19,002,485)
Bristol Growth	11,955	—	11,955	(1,281,448)	(1,869,149)	(3,138,642)

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

Under current tax regulations, capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year. The following Portfolios had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009:

		Post-October
	Post-October	Currency
Portfolio	Losses	Losses

Equity	$1,002,149	$—
Bond	2,086,000	—
Omni	2,721,135	—
International	25,516,178	155,144
Capital Appreciation	8,872,489	—
Millennium	4,121,077	—
International Small-Mid Company	10,178,962	67,390
Aggressive Growth	1,403,491	—
Small Cap Growth	1,376,872	89
Mid Cap Opportunity	14,950,847	—
S&P 500 Index	280,966	—
Strategic Value	527,467	9,059
High Income Bond	7,195	—
Capital Growth	3,464,777	—
Nasdaq-100 Index	1,435,966	—
Bristol	7,186,254	—
Bryton Growth	6,567,436	—
U.S. Equity	2,985,273	—
Balanced	350,487	—
Income Opportunity	253,907	—
Target Equity/Income	168,464	—
Bristol Growth	444,976	—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2008, which are available to offset future realized gains, if any:

	Total Loss	Expiration Amount by Year
Portfolio	Carryforward	2009	2010	2011	2012	2013	2014	2015	2016

Equity	$68,747,789	$—	$—	$—	$—	$—	$—	$—	$68,747,789
Bond	7,789,608	—	—	1,386,670	560,097	733,695	—	—	5,109,146
Omni	4,973,650	—	—	—	—	—	—	—	4,973,650
International	59,360,193	—	—	—	—	—	—	—	59,360,193
Capital Appreciation	10,389,692	—	—	—	—	—	—	—	10,389,692
Millennium	26,252,662	—	17,131,037	1,610,585	—	—	—	—	7,511,040
International Small-Mid Company	15,783,654	—	—	—	—	—	—	—	15,783,654
Aggressive Growth	12,460,499	7,350,425	4,415,159	—	—	—	—	—	694,915
Small Cap Growth	12,019,181	7,561,943	3,671,938	—	—	—	—	—	785,300
Mid Cap Opportunity	26,704,738	—	—	—	—	—	—	—	26,704,738
S&P 500 Index	26,895,914	11,619,142	13,544,388	134,482	—	—	—	—	1,597,902
Strategic Value	7,011,227	—	1,170,471	75,015	—	—	—	—	5,765,741
High Income Bond	2,984,812	628,788	1,284,828	563,088	—	—	—	—	508,108
Capital Growth	11,621,644	2,302,862	9,318,782	—	—	—	—	—	—
Nasdaq-100 Index	3,505,166	—	915,546	1,110,252	701,524	531,984	215,042	30,818	—
Bristol	11,896,631	—	—	—	—	—	—	—	11,896,631
Bryton Growth	3,419,820	—	—	—	—	—	—	—	3,419,820
U.S. Equity	4,481,829	—	—	—	—	—	—	—	4,481,829
Balanced	1,179,209	—	—	—	—	—	—	—	1,179,209
Bristol Growth	836,472	—	—	—	—	—	—	—	836,472

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

During the year ended December 31, 2008, the Fund recorded reclassifications within the composition of net assets for permanent book/tax differences. These reclassifications were due principally to net operating losses, which for tax purposes cannot be used to offset future taxable income, and consent dividends. Consent dividends are constructive dividends in which distributions are deemed, for tax purposes, to be passed through from the Fund to shareholders upon written consent from all shareholders of the Fund. These reclassifications have no impact on the net asset values of the Fund and are designed to present the Fund’s accumulated net realized income and gain(loss) accounts on a tax basis.

The tax characteristics of dividends paid to shareholders for the year ended December 31, 2008, were as follows:

		Net	Net	Total
	Ordinary	Short-Term	Long-Term	Distribution
Portfolio	Income	Capital Gains	Capital Gains	Paid

Equity	$2,642,397	$—	$—	$2,642,397
Money Market	6,638,684	—	—	6,638,684
Omni	1,075,689	—	—	1,075,689
Capital Appreciation	936,890	—	—	936,890
S&P 500 Index	2,337,448	—	—	2,337,448
Strategic Value	771,804	—	—	771,804
Bristol	906,531	—	—	906,531
U.S. Equity	195,588	—	—	195,588
Target VIP	303,211	—	—	303,211
Target Equity/Income	637,109	—	—	637,109

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

Cost basis for Federal income tax purposes differs from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2008 for Federal income tax purposes.

					Capital
	Equity	Bond	Omni	International	Appreciation	Millennium

Gross unrealized:
Appreciation	$19,096,505	$862,582	$643,797	$2,573,789	$3,279,089	$2,179,864
Depreciation	(133,209,483)	(20,536,440)	(10,959,579)	(59,286,153)	(54,029,736)	(5,825,561)

Net unrealized depreciation	$(114,112,978)	$(19,673,858)	$(10,315,782)	$(56,712,364)	$(50,750,647)	$(3,645,697)

Aggregate cost of securities:	$297,689,081	$133,500,380	$44,887,850	$234,141,323	$151,196,430	$38,009,719

	International
	Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500 Index	Strategic Value

Gross unrealized:
Appreciation	$4,526,401	$1,002,436	$1,078,048	$3,278,611	$17,859,297	$153,371
Depreciation	(10,154,324)	(6,724,172)	(7,965,310)	(20,624,533)	(46,455,482)	(3,234,757)

Net unrealized depreciation	$(5,627,923)	$(5,721,736)	$(6,887,262)	$(17,345,922)	$(28,596,185)	$(3,081,386)

Aggregate cost of securities:	$58,324,833	$23,759,365	$20,062,975	$92,479,024	$134,823,263	$16,409,166

	High Income Bond	Capital Growth	Nasdaq-100 Index	Bristol	Bryton Growth	U.S. Equity

Gross unrealized:
Appreciation	$(58,666)	$2,554,443	$3,333,349	$2,174,919	$2,791,019	$697,465
Depreciation	(31,876,334)	(7,548,828)	(10,755,323)	(27,778,331)	(18,746,023)	(1,981,240)

Net unrealized depreciation	$(31,935,000)	$(4,994,385)	$(7,421,974)	$(25,603,412)	$(15,955,004)	$(1,283,775)

Aggregate cost of securities:	$99,243,305	$32,612,109	$35,057,677	$100,486,861	$68,805,829	$14,747,003

	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth

Gross unrealized:
Appreciation	$231,702	$243,184	$194,436	$1,031,536	$114,350
Depreciation	(1,541,852)	(567,214)	(12,565,533)	(20,201,307)	(1,983,499)

Net unrealized depreciation	$(1,310,150)	$(324,030)	$(12,371,097)	$(19,169,771)	$(1,869,149)

Aggregate cost of securities:	$10,879,950	$4,924,024	$30,547,231	$43,253,389	$6,713,011

As required, the Fund previously adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-than-likely-than-not recognition threshold is measured to determine the amount of benefit to

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2008

recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e. the last 4 tax year ends and the interim tax period since then).

(9)	Subsequent Event

On December 3, 2008, a group consisting of Neuberger Berman’s portfolio managers, management team and senior professionals (“NB Management Group”) agreed to acquire substantially all of the Neuberger Berman business and the fixed income and alternative asset management business of Lehman Brothers’ Investment Management Division. This transaction will create a new investment management company. The transaction is expected to close in the first quarter of 2009.

The change in control event would constitute an assignment under the 1940 Act, causing the existing Sub-Advisory Agreement to be effectively terminated. Pending the Board’s review and approval, a new Sub-Advisory Agreement is expected to be executed for the purpose of appointing the new management company as the Sub-Adviser of the Millennium Portfolio.

Ohio National Fund, Inc.

 Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
 Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ohio National Fund, Inc., comprising the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Millennium Portfolio, International Small-Mid Company Portfolio (formerly the International Small Company Portfolio), Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Strategic Value Portfolio (formerly the Blue Chip Portfolio), High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq - 100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, Target VIP Portfolio, Target Equity/Income Portfolio and Bristol Growth Portfolio (each a Portfolio and collectively, the Portfolios), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 16, 2009

Ohio National Fund, Inc.

Additional Information (Unaudited)	December 31, 2008

(1)	Review and Approval of Advisory and Sub-Advisory Agreements

At a meeting held on August 21, 2008, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the Investment Advisory Agreement with ONI and, as applicable, the Sub-Advisory Agreement with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements.

In considering the Investment Advisory and Sub-Advisory Agreements, the Directors reviewed a variety of information relating to each Portfolio, ONI and the Sub-Advisers, including comparative performance, fee and expense information for each Portfolio’s Morningstar peer group; performance information for relevant benchmarks and other information regarding the nature, extent and quality of services provided by ONI and, as applicable, the Sub-Adviser. The Directors also took into account information on the services provided by ONI and each Sub-Adviser and performance, fee and expense information regarding each Portfolio provided to them periodically throughout the year. The Board evaluated all of the information available to it on a Portfolio-by-Portfolio basis, and its deliberations were made separately with respect to each Portfolio.

Prior to voting, the Independent Directors:  (1) received materials from independent legal counsel discussing the legal standards applicable to their consideration of the Investment Advisory and Sub-Advisory Agreements; (2) reviewed the information relating to the Portfolios, ONI and the Sub-Advisers with their independent legal counsel and with management; and (3) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services.  The Board considered the nature, extent and quality of services provided to the Portfolios by ONI. The Directors reviewed information relating to ONI’s operations and personnel. Among other information, the Directors reviewed financial information about ONI and biographical information on its investment, supervisory and professional staff. The Directors also took into account information provided periodically throughout the previous year by ONI relating to the performance of its duties with respect to the Portfolios and the Directors’ familiarity with ONI’s management through Board meetings, discussions and reports. The quality of administrative services, including ONI’s role in coordinating the activities of the Portfolios’ other service providers, was also considered. The Directors also took into account ONI’s compliance program. The Directors also considered ONI’s financial condition and whether it had the financial wherewithal to continue to provide services to the Portfolios. The Board concluded that it was satisfied with the nature, extent and quality of services provided each Portfolio by ONI under the Investment Advisory Agreement.

For each Portfolio (other than Money Market Portfolio, Bond Portfolio, S&P 500 Index Portfolio, Nasdaq-100 Index Portfolio and the fixed-income portion of the Omni Portfolio, together the “Adviser Managed Portfolios”), the Board also considered the nature, extent and quality of services to be provided to the Portfolio by its Sub-Adviser. The Directors reviewed information relating to each Sub-Adviser’s operations and personnel and the investment philosophy, strategies and techniques used by the Sub-Adviser in managing the Portfolio or the portion of the Portfolio for which the Sub-Adviser had portfolio management responsibility. Among other information, the Directors reviewed biographical information on each Sub-Adviser’s portfolio management and other professional staff, information regarding each Sub-Adviser’s organizational and management structure and each Sub-Adviser’s brokerage practices. The Directors also reviewed the performance record of each Portfolio or portion of a Portfolio managed by the applicable Sub-Adviser. The Directors also considered each Sub-Adviser’s compliance program and its regulatory and compliance history. The Directors also took into account each Sub-Adviser’s financial condition or that of its parent company and its ability to continue to provide services to the applicable Portfolio(s). Based on the foregoing, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by its Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance.  The Board considered each Portfolio’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2008, as applicable, as compared to the Portfolio’s Morningstar peer group and benchmark(s). The Board noted that on a quarterly basis it reviews detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. The Board also considered ONI’s effectiveness in monitoring the performance of each Sub-Adviser and ONI’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion regarding each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses.  The Board considered each Portfolio’s advisory fee, sub-advisory fee (as applicable) and total expense ratio as of May 31, 2008 as compared to those of its Morningstar peer group. A Portfolio-by-Portfolio discussion regarding each Portfolio’s advisory fee, sub-advisory fee (as applicable) and total expense ratio and the Board’s conclusions regarding those fees and expenses is set forth below.

Profitability.  The Board considered the reasonableness of the advisory fee charged by ONI for managing each Portfolio. The Directors noted that ONI, and not the Portfolios, is responsible for paying sub-advisory fees to the Portfolios’ Sub-Advisers. During their deliberations, the Directors reviewed information regarding all revenues and other benefits, both direct and indirect, received by ONI and its affiliates attributable to the services provided to the Portfolios, the costs of providing those services and the resulting profitability to ONI and its affiliates from those relationships. The Directors took into account management’s discussion of the current advisory fee structure and the fact that ONI is

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2008

contractually obligated to reimburse each Portfolio certain of its expenses should they exceed a specified amount. Based on the foregoing, the Board concluded that the profitability to ONI from it relationship with each Portfolio was reasonable.

The Board also considered the reasonableness of the sub-advisory fees paid by ONI to each Sub-Adviser. The Directors relied on the ability of ONI to negotiate the terms of each Sub-Advisory Agreement, including the sub-advisory fee, at arm’s length, noting that ONI is not affiliated with the Portfolios’ Sub-Advisers (other than Suffolk). Accordingly, the cost of services provided by each unaffiliated Sub-Adviser, and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio, were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers was not a material factor in the Board’s deliberations.

In considering the reasonableness of the sub-advisory fees payable by ONI to its affiliate Suffolk, the Directors reviewed information regarding the cost to Suffolk of providing services to the applicable Portfolios and the resulting profitability to Suffolk of those relationships. Noting that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to Suffolk, the cost of services provided by Suffolk and the profitability to Suffolk of its relationship to the applicable Portfolios were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the applicable Portfolios from the sub-advisory arrangement with Suffolk was not a material factor in the Board’s deliberations.

Economies of Scale.  The Board considered the effect of each Portfolio’s current size and potential growth on it performance and fees. The Directors noted that all of the advisory and sub-advisory fee schedules contained breakpoints that would reduce the applicable advisory or sub-advisory fee on assets above a specified level as the applicable Portfolio’s assets increased. The Directors also noted that if a Portfolio’s assets increased over time, the Portfolio might realize additional economies of scale if the Portfolio’s assets increased proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had relatively few assets under management. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s assets increase.

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses.

Equity Portfolio (Adviser — ONI, Sub-Adviser — Legg Mason)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each above the average of its Morningstar peer group. The Portfolio underperformed its benchmark and its Morningstar peer group for the 1-, 3-, 5- and 10-year periods ended June 30, 2008. The Directors took into account management’s discussion of the Portfolio’s performance and management’s close monitoring of that performance. Based upon its review, the Board concluded that appropriate action was being taken to address the Portfolio’s performance and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Legg Mason.

Money Market Portfolio (Adviser — ONI)

The Portfolio’s advisory fee and total expense ratio were each below the average of its Morningstar peer group. The Directors noted that ONI had waived fees for the Portfolio during the year. The Portfolio underperformed its Morningstar peer group for the 1-year period and outperformed its peer group for 3-, 5-, and 10-year periods ended June 30, 2008. The Board took into account the relatively small difference in performance among the funds in the Portfolio’s Morningstar peer group. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable in view of the services received by the Portfolio from ONI.

Bond Portfolio (Adviser — ONI)

The Portfolio’s advisory fee and total expense ratio were above and below, respectively, the average of its Morningstar peer group. The Portfolio underperformed its two benchmarks for the 1-, 3-, 5- and 10-year periods ended June 30, 2008. The Portfolio underperformed its Morningstar peer group for the 1-, 3- and 5-year periods and outperformed its peer group for the 10-year period ended June 30, 2008. The Directors took into account management’s discussion of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken to address the Portfolio’s performance and that the advisory fee was reasonable in view of the services received by the Portfolio from ONI.

Omni Portfolio (Adviser — ONI, Sub-Adviser — Suffolk)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each above the average of its Morningstar peer group. The Portfolio outperformed its benchmark for the 1-, 3- and 5-year periods and underperformed for the 10-year period ended June 30, 2008. The Portfolio underperformed its Morningstar peer group for the 1-, 3- and 10-year periods and outperformed its peer group for the 5-year period ended June 30, 2008. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Suffolk.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2008

International Portfolio (Adviser — ONI, Sub-Adviser — Federated Global)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each below the average of its Morningstar peer group. The Portfolio underperformed one of its two benchmarks and its Morningstar peer group for the 1-, 3-, 5- and 10-year periods ended June 30, 2008. The Portfolio underperformed its other benchmark for the 1-, 3- and 5-year periods (benchmark performance was unavailable for the 10-year period). The Directors took into account management’s close monitoring of the Portfolio’s performance and management’s discussion of measures it was considering taking in an effort to improve the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken to address the Portfolio’s performance and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Federated Global.

Capital Appreciation Portfolio (Adviser — ONI, Sub-Adviser — Jennison)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were above, below, and below, respectively, the average of its Morningstar peer group. The Portfolio underperformed one of its benchmarks and outperformed its other benchmark for the 1-year period ended June 30, 2008. The Portfolio outperformed both benchmarks for the 3-, 5- and 10-year periods ended June 30, 2008. The Portfolio underperformed its Morningstar peer group for the 1-, 3-, 5- and 10-year periods ended June 30, 2008. The Directors took into account management’s discussion of the Portfolio’s performance, particularly in 2007. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Jennison.

Millennium Portfolio (Adviser — ONI, Sub-Adviser — Neuberger Berman)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were below, above, and below, respectively, the average of its Morningstar peer group. The Portfolio outperformed its benchmark for the 1-, 3- and 10-year periods and underperformed for the 5-year period ended June 30, 2008. The Portfolio outperformed its Morningstar peer group for the 1- and 10-year periods and underperformed for the 3- and 5-year periods ended June 30, 2008. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Neuberger Berman.

International Small-Mid Company Portfolio (Adviser — ONI, Sub-Adviser — Federated Global)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were below, above and above, respectively, the average of its Morningstar peer group. The Portfolio outperformed one of its benchmarks for the 1-, 3-, 5- and 10-year periods ended June 30, 2008. The Portfolio underperformed its other benchmark for the 1-year period and outperformed for the 3-and 5-year periods ended June 30, 2008 (benchmark performance was unavailable for the 10-year period). The Portfolio underperformed its Morningstar peer group for the 1-, 3-, 5- and 10-year periods ended June 30, 2008. The Directors noted that certain modifications to the Portfolio’s investment strategy had been implemented on August 1, 2008. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Federated Global.

Aggressive Growth Portfolio (Adviser — ONI, Sub-Adviser — Janus)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each above the average of its Morningstar peer group. The Portfolio outperformed its two benchmarks and Morningstar peer group for the 1-, 3- and 5-year periods and underperformed its two benchmarks and peer group for the 10-year period ended June 30, 2008. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Janus.

Small Cap Growth Portfolio (Adviser — ONI, Sub-Adviser — Janus)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each above the average of its Morningstar peer group. The Portfolio underperformed its benchmark for the 1- and 3-year periods and outperformed for the 5- and 10-year periods ended June 30, 2008. The Portfolio underperformed its Morningstar peer group for the 1-, 3-, 5- and 10-year periods ended June 30, 2008. The Directors took into account management’s discussion of the Portfolio’s recent performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Janus.

Mid Cap Opportunity Portfolio (Adviser — ONI, Sub-Adviser — RSIM)

The Portfolio’s advisory fee, sub-advisory fee and total expenses were above, above and below, respectively, the average of its Morningstar peer group. The Portfolio underperformed its benchmark and Morningstar peer group for the 1-, 3- and 5-year periods and outperformed its benchmark and peer group for the 10-year period ended June 30, 2008. The Directors took into account management’s discussion of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and RSIM.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2008

S&P 500 Index Portfolio (Adviser — ONI)

The Portfolio’s advisory fee and total expense ratio were above and below, respectively, the average of its Morningstar peer group. The Portfolio underperformed one of its benchmarks and its Morningstar peer group for the 1-, 3-, 5- and 10-year periods ended June 30, 2008. The Portfolio outperformed its other benchmark for the 1- and 10-year periods and underperformed the benchmark for the 3- and 5-year periods ended June 30, 2008. The Directors took into account management’s discussion of the Portfolio’s performance, noting that the Portfolio’s performance generally was in line with the S&P 500® Index when expenses were excluded. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable in view of the services received by the Portfolio from ONI.

Strategic Value Portfolio (Adviser — ONI, Sub-Adviser — Federated Equity)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were above, above and below, respectively, the average of its Morningstar peer group. The Portfolio underperformed one of its benchmarks and its Morningstar peer group for the 1-, 3-, 5- and 10-year periods ended June 30, 2008. The Portfolio outperformed its other benchmark for the 1- and 3-year periods and underperformed the benchmark for the 5- and 10-year periods ended June 30, 2008. The Directors took into account that new portfolio managers had begun managing the Portfolio in January 2008 and that certain modifications to the Portfolio’s investment strategies had been implemented at that time. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Federated Equity.

High Income Bond Portfolio (Adviser — ONI, Sub-Adviser — Federated Investment)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each above the average of its Morningstar peer group. The Portfolio outperformed both of its benchmarks for the 1- and 3-year periods and underperformed its benchmarks for the 5- and 10-year periods ended June 30, 2008. The Portfolio outperformed its Morningstar peer group for 1- and 10-year periods and underperformed for the 3- and 5-year periods ended June 30, 2008. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Federated Investment.

Capital Growth Portfolio (Adviser — ONI, Sub-Adviser — Eagle)

The Portfolio’s advisory fee, sub-advisory fee and total expenses were above, above and below, respectively, the average of its Morningstar peer group. The Portfolio outperformed its benchmark for the 1-, 3-, 5-, and 10-year periods ended June 30, 2008. The Portfolio underperformed its Morningstar peer group for the 1-year period and outperformed for the 3-, 5-, and 10-year periods ended June 30, 2008. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Eagle.

Nasdaq-100 Index Portfolio (Adviser — ONI)

The Portfolio’s advisory fee and total expense ratio were each below the average of its Morningstar peer group. The Portfolio underperformed one of its benchmarks and its Morningstar peer group for the 1-, 3- and 5-year periods ended June 30, 2008. The Portfolio underperformed its other benchmark for the 1-year period ended June 30, 2008 (benchmark performance was unavailable for the 3- and 5-year periods). The Directors took into account management’s discussion of the Portfolio’s performance, noting that the Portfolio’s performance generally was in line with the Nasdaq-100 Index when expenses were excluded. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable in view of the services received by the Portfolio from ONI.

Bristol Portfolio (Adviser — ONI, Sub-Adviser — Suffolk)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each above the average of its Morningstar peer group. The Portfolio outperformed its benchmark for the 1-, 3- and 5-year periods ended June 30, 2008. The Portfolio underperformed its Morningstar peer group for the 1- and 3-year periods and outperformed its peer group for the 5-year period ended June 30, 2008. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Suffolk.

Bryton Growth Portfolio (Adviser — ONI, Sub-Adviser — Suffolk)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were above, above and below, respectively, the average of its Morningstar peer group. The Portfolio outperformed its benchmark for the 1- and 3-year periods and underperformed its benchmark for the 5-year period ended June 30, 2008. The Portfolio underperformed its Morningstar peer group for the 1- and 5-year periods and outperformed its peer group for the 3-year period ended June 30, 2008. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Suffolk.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2008

U.S. Equity Portfolio (Adviser — ONI, Sub-Adviser — ICON)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each above the average of its Morningstar peer group. The Portfolio underperformed its benchmark for the 1- and 3-year periods ended June 30, 2008. The Portfolio underperformed its Morningstar peer group for the 1- and 3-year periods ended June 30, 2008. The Directors took into account ONI’s discussion of the Portfolio’s performance and ONI’s monitoring of that performance. Based upon its review, the Board concluded that appropriate action was being taken to address the Portfolio’s performance and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and ICON.

Balanced Portfolio (Adviser — ONI, Sub-Adviser — ICON)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each above the average of its Morningstar peer group. The Portfolio outperformed its benchmark for the 1- and 3-year periods ended June 30, 2008. The Portfolio underperformed its Morningstar peer group for the 1- and 3-year periods ended June 30, 2008. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and ICON.

Income Opportunity Portfolio (Adviser — ONI, Sub-Adviser — ICON)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each above the average of its Morningstar peer group. The Portfolio outperformed its benchmark for the 1-year period and underperformed for the 3-year period ended June 30, 2008. The Portfolio outperformed its Morningstar peer group for the 1-year period and underperformed for the 3-year period ended June 30, 2008. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and ICON.

Target VIP Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were below, above, and below, respectively, the average of its Morningstar peer group. The Portfolio outperformed its two benchmarks for the 1-year period ended June 30, 2008. The Portfolio underperformed its Morningstar peer group for the 1-year period ended June 30, 2008. The Directors took into account management’s discussion of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and First Trust.

Target Equity/Income Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each above the average of its Morningstar peer group. The Portfolio underperformed its two benchmarks and Morningstar peer group for the 1-year period ended June 30, 2008. The Directors took into account management’s discussion of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and First Trust.

Bristol Growth Portfolio (Adviser — ONI, Sub-Adviser — Suffolk)

The Portfolio’s advisory fee, sub-advisory fee and total expense ratio were each above the average of its Morningstar peer group. The Portfolio underperformed its benchmark and Morningstar peer group for the 1-year period ended June 30, 2008. The Directors took into account management’s discussion of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable in view of the services received by the Portfolio from ONI and Suffolk.

* * *

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, as applicable, the Sub-Advisory Agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable Sub-Advisory Agreement, respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Adviser Managed Portfolios) and the Sub-Adviser were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Adviser Managed Portfolios) and the Sub-Adviser were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Board concluded that approval of the Investment Advisory Agreement and, as applicable, the Sub-Advisory Agreement was in the best interests of each Portfolio and its shareholders.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2008

Accordingly, the Board, including a majority of the Independent Directors, voted to approve the Investment Advisory Agreement and, as applicable, the Sub-Advisory Agreement for each Portfolio.

(2)	Expense Disclosure

An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2008 and held through December 31, 2008.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	7/1/08 – 12/31/08
Portfolio	7/1/08	12/31/08	7/1/08 – 12/31/08	(Annualized)

Equity	$1,000.00	$623.14	$3.54	0.87%
Money Market	1,000.00	1,005.70	1.61	0.32%
Bond	1,000.00	894.09	3.23	0.68%
Omni	1,000.00	737.39	3.31	0.76%
International	1,000.00	610.17	3.85	0.95%
Capital Appreciation	1,000.00	678.27	3.73	0.88%
Millennium	1,000.00	653.10	3.89	0.94%
International Small-Mid Company	1,000.00	524.26	4.60	1.20%
Aggressive Growth	1,000.00	588.70	3.97	0.99%
Small Cap Growth	1,000.00	669.39	5.08	1.21%
Mid Cap Opportunity	1,000.00	572.92	3.76	0.95%
S&P 500 Index	1,000.00	712.86	2.15	0.50%
Strategic Value	1,000.00	858.35	4.71	1.01%
High Income Bond	1,000.00	759.45	3.96	0.90%
Capital Growth	1,000.00	675.68	4.46	1.06%
Nasdaq-100 Index	1,000.00	658.90	2.28	0.55%
Bristol	1,000.00	658.95	3.76	0.90%
Bryton Growth	1,000.00	647.91	4.01	0.97%
U.S. Equity	1,000.00	628.44	3.99	0.97%
Balanced	1,000.00	786.81	4.91	1.09%
Income Opportunity	1,000.00	834.60	7.46	1.62%
Target VIP	1,000.00	655.64	3.31	0.80%
Target Equity/Income	1,000.00	648.75	3.10	0.75%
Bristol Growth	1,000.00	645.33	5.18	1.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2008

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	7/1/08 – 12/31/08
Portfolio	7/1/08	12/31/08	7/1/08 – 12/31/08	(Annualized)

Equity	$1,000.00	$1,020.78	$4.41	0.87%
Money Market	1,000.00	1,023.53	1.63	0.32%
Bond	1,000.00	1,021.73	3.45	0.68%
Omni	1,000.00	1,021.33	3.85	0.76%
International	1,000.00	1,020.36	4.83	0.95%
Capital Appreciation	1,000.00	1,020.70	4.49	0.88%
Millennium	1,000.00	1,020.43	4.76	0.94%
International Small-Mid Company	1,000.00	1,019.10	6.09	1.20%
Aggressive Growth	1,000.00	1,020.14	5.04	0.99%
Small Cap Growth	1,000.00	1,019.04	6.15	1.21%
Mid Cap Opportunity	1,000.00	1,020.35	4.83	0.95%
S&P 500 Index	1,000.00	1,022.62	2.54	0.50%
Strategic Value	1,000.00	1,020.07	5.12	1.01%
High Income Bond	1,000.00	1,020.63	4.55	0.90%
Capital Growth	1,000.00	1,019.81	5.38	1.06%
Nasdaq-100 Index	1,000.00	1,022.39	2.78	0.55%
Bristol	1,000.00	1,020.60	4.58	0.90%
Bryton Growth	1,000.00	1,020.27	4.91	0.97%
U.S. Equity	1,000.00	1,020.24	4.95	0.97%
Balanced	1,000.00	1,019.64	5.55	1.09%
Income Opportunity	1,000.00	1,017.00	8.21	1.62%
Target VIP	1,000.00	1,021.14	4.04	0.80%
Target Equity/Income	1,000.00	1,021.38	3.80	0.75%
Bristol Growth	1,000.00	1,018.84	6.35	1.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2008

(3)	Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2008, and ordinary income consent dividends that were incurred in the 2008 tax year, that qualify for the corporate dividends received deduction are as follows:

Equity	100.0%
Money Market	0.0%
Bond	0.0%
Omni	49.5%
International	0.0%
Capital Appreciation	100.0%
International Small-Mid Company	0.0%
Aggressive Growth	0.0%
Mid Cap Opportunity	0.0%
S&P 500 Index	100.0%
Strategic Value	81.9%
High Income Bond	0.0%
Nasdaq-100 Index	100.0%
Bristol	100.0%
Bryton Growth	0.0%
U.S. Equity	100.0%
Balanced	49.3%
Income Opportunity	39.7%
Target VIP	50.6%
Target Equity/Income	100.0%
Bristol Growth	100.0%

The Fund designates the following as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the fund related to net capital gain to zero for the tax year ended December 31, 2008.

The following distributions will be made in the form of consent dividends:

Target VIP	$318,885
Target Equity/Income	254,198

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2008:

			Portion of Ordinary
	Creditable Foreign	Per Share	Income Distribution Derived
	Taxes Paid	Amount	from Foreign Sourced Income

International	$480,758	0.0202	87.63%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited)	December 31, 2008

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex	Directorships During Past Five Years

Independent Directors
James E. Bushman 100 W. Rivercenter Boulevard, 2C Covington, Kentucky	64	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc., Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.

L. Ross Love 2121 Alpine Place Cincinnati, Ohio	62	Director, Member of Audit and Independent Directors Committees	Since October 1998	32	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the communications and medical equipment industries.); Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce.

George M. Vredeveld University of Cincinnati Economics Center for Education & Research 90 West Daniels Cincinnati, Ohio	66	Lead Independent Director, Member of Audit and Independent Directors Committees	Since March 1996	32	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research.

John I. Von Lehman 10 Creek Side Drive Cincinnati, Ohio	56	Director, Member of Audit and Independent Directors Committees	Since August 2007	32	Former Executive Vice President, CFO, Secretary, and Director. The Midland Company (1988-2007); Director and Audit Committee Member: American Financial Group, Inc.; Director: Life Enriching Communities; Audit Committee Member: Health Alliance of Cincinnati, Red Cross Cincinnati Chapter; Investment Committee: Xavier University Foundation.

Interested Director and Officers
John J. Palmer One Financial Way Cincinnati, Ohio	69	President, Chairman of the Board and Director	Since July 1997	32	Director and Vice Chairman: ONLIC; President, CEO and Director: NSLA; Director: ONI and various other Ohio National-affiliated companies; Director. Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	56	Vice President	Since February 1998	32	Executive Vice President and Chief Marketing Officer - Institutional Sales: ONLIC; Director and Vice President - Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Christopher A. Carlson One Financial Way Cincinnati, Ohio	49	Vice President	Since March 2000	32	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies.

Dennis R. Taney One Financial Way Cincinnati, Ohio	61	Chief Compliance Officer	Since June 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies; Prior to August 2004 was Treasurer of the Fund.

R. Todd Brockman One Financial Way Cincinnati, Ohio	40	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI, Prior to July 2004 was Assurance Manager with Grant Thornton LLP, a certified public accounting firm.

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited) (Continued)	December 31, 2008

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex	Directorships During Past Five Years

Kimberly A. Plante One Financial Way Cincinnati, Ohio	34	Secretary	Since March 2005	32	Prior to August 2007 was Assistant Secretary, Associate Counsel: ONLIC; Secretary: ONI; Prior to December 2004 was Associate with Dinsmore & Shohl LLP, attorneys at law.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	36	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Prior to April 2004 was an Accounting Consultant in the Financial Control Department of ONLIC.

Katherine L. Carter One Financial Way Cincinnati, Ohio	29	Assistant Secretary	Since August 2007	32	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Ohio National Fund, Inc. Post Office BOx 371 Cincinnati, Ohio 45201 From 1320 Rev. 2-09

Item 2. Code Of Ethics.
As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees And Services.
The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.

Fiscal year ended December 31, 2008: $265,800 Fiscal year ended December 31, 2007: $255,600
(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing. Fiscal year ended December 31, 2008: $4,600 Fiscal year ended December 31, 2007: $4,600
(c)	Tax Fees. None.

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
During the fiscal years ended December 31, 2007 and 2006, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.
(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.
Item 5. Audit Committee Of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.
Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.
Item 11. Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ John J. Palmer
John J. Palmer President and Director March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ John J. Palmer
John J. Palmer President and Director March 9, 2009

By:	/s/ R. Todd Brockman
R. Todd Brockman Treasurer March 9, 2009